UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2023

Item 1.

Reports to Stockholders

Fidelity® Short Duration High Income Fund

Annual Report
April 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Life of Fund A
Class A (incl.4.00% sales charge)	-3.11%	1.29%	1.87%
Class M (incl.4.00% sales charge)	-3.11%	1.29%	1.87%
Class C (incl. contingent deferred sales charge)	-0.79%	1.36%	1.66%
Fidelity® Short Duration High Income Fund	1.18%	2.38%	2.56%
Class I	1.18%	2.38%	2.56%
Class Z	1.27%	2.46%	2.60%

A     From November 5, 2013

Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Eric Mollenhauer:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 0% to 1%, trailing the 2.52% advance of the Fidelity Short Duration High Income Fund Composite Index. The fund's core investment in high-yield bonds gained 2.62% and contributed to performance versus the Composite Index. By industry, the largest detractor from performance versus the Composite index was positioning in media. Also hindering our result was positioning in transportation and telecommunications. Also, the fund's position in cash was a notable detractor. The fund's biggest individual relative detractor was an outsized stake in Dish Network, which returned -21% the past year. The company was among our largest holdings. Bausch Health returned -33% the past 12 months and hindered relative performance. Another notable relative detractor was our outsized stake in Rackspace Hosting (-42%), a position that was sold the past year. Conversely, the largest contributor to performance versus the Composite index was security picks in retail. Security selection in financial services and insurance also lifted the fund's relative result. The fund's top individual relative contributor was an overweight in Charter Communications, which gained 7% the past 12 months. The company was among the biggest holdings in the fund. Our second-largest relative contributor this period was avoiding Liberty Interactive, an index component that returned -22%. Another notable relative contributor was an outsized stake in Ardagh Group (+15%). Notable changes in positioning include a higher allocation to the capital goods and basic industry industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
TransDigm, Inc.	2.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.6
Ford Motor Credit Co. LLC	2.0
Occidental Petroleum Corp.	1.6
CSC Holdings LLC	1.5
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4
DISH Network Corp.	1.3
Carnival Corp.	1.2
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.	1.2
Community Health Systems, Inc.	1.2
16.7

Market Sectors (% of Fund's net assets)

Energy	13.4
Services	6.6
Telecommunications	6.2
Healthcare	5.8
Aerospace	5.3

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 78.5%
	Principal Amount (a)	Value ($)
Convertible Bonds - 0.7%
Broadcasting - 0.7%
DISH Network Corp. 3.375% 8/15/26	7,300,000	3,438,300
Energy - 0.0%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	15,159	101,852
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	26,231	176,243
		278,095
TOTAL CONVERTIBLE BONDS		3,716,395
Nonconvertible Bonds - 77.8%
Aerospace - 5.3%
Bombardier, Inc.:
6% 2/15/28 (d)	125,000	118,555
7.125% 6/15/26 (d)	4,000,000	3,987,442
7.875% 4/15/27 (d)	1,000,000	997,788
Howmet Aerospace, Inc.:
5.9% 2/1/27	1,255,000	1,284,590
6.875% 5/1/25	3,708,000	3,817,844
Rolls-Royce PLC 5.75% 10/15/27 (d)	1,300,000	1,297,448
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)	1,750,000	1,738,620
TransDigm, Inc.:
5.5% 11/15/27	3,335,000	3,201,600
6.25% 3/15/26 (d)	7,365,000	7,399,816
6.75% 8/15/28 (d)	2,935,000	2,980,613
7.5% 3/15/27	25,000	25,125
		26,849,441
Air Transportation - 2.0%
American Airlines, Inc. 7.25% 2/15/28 (d)	380,000	369,601
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)	6,300,000	6,186,561
Rand Parent LLC 8.5% 2/15/30 (d)	1,010,000	915,023
United Airlines, Inc. 4.375% 4/15/26 (d)	2,600,000	2,483,050
Western Global Airlines LLC 10.375% 8/15/25 (d)	250,000	32,500
		9,986,735
Automotive & Auto Parts - 2.2%
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (d)(e)	505,000	506,954
Ford Motor Credit Co. LLC:
2.3% 2/10/25	540,000	502,733
3.375% 11/13/25	7,700,000	7,150,677
4.687% 6/9/25	455,000	439,861
5.125% 6/16/25	250,000	243,360
7.35% 11/4/27	1,420,000	1,460,189
Macquarie AirFinance Holdings 8.375% 5/1/28 (d)	600,000	600,396
Real Hero Merger Sub 2 6.25% 2/1/29 (d)	30,000	22,575
		10,926,745
Banks & Thrifts - 0.6%
Ally Financial, Inc.:
3.875% 5/21/24	970,000	944,392
5.75% 11/20/25	1,895,000	1,841,346
VistaJet Malta Finance PLC / XO Management Holding, Inc. 7.875% 5/1/27 (d)	235,000	224,425
		3,010,163
Broadcasting - 2.2%
Clear Channel Outdoor Holdings, Inc. 5.125% 8/15/27 (d)	1,000,000	903,263
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(f)	410,000	27,675
DISH Network Corp. 11.75% 11/15/27 (d)	3,030,000	2,862,273
iHeartCommunications, Inc. 4.75% 1/15/28 (d)	1,400,000	1,089,707
Sirius XM Radio, Inc. 3.125% 9/1/26 (d)	5,395,000	4,828,418
Univision Communications, Inc. 6.625% 6/1/27 (d)	1,375,000	1,323,942
		11,035,278
Building Materials - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)	245,000	234,281
Global Infrastructure Solutions, Inc. 5.625% 6/1/29 (d)	185,000	154,145
SRS Distribution, Inc. 4.625% 7/1/28 (d)	95,000	83,664
		472,090
Cable/Satellite TV - 4.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/1/27 (d)	7,650,000	7,218,308
CSC Holdings LLC:
5.25% 6/1/24	3,900,000	3,801,096
5.5% 4/15/27 (d)	4,300,000	3,676,531
DISH DBS Corp.:
5.25% 12/1/26 (d)	2,400,000	1,833,197
5.875% 11/15/24	3,100,000	2,560,561
7.75% 7/1/26	650,000	375,498
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (d)	1,595,000	1,241,322
		20,706,513
Capital Goods - 0.7%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)	3,525,000	3,295,404
Chemicals - 2.5%
Compass Minerals International, Inc. 6.75% 12/1/27 (d)	580,000	556,178
INEOS Finance PLC 6.75% 5/15/28 (d)	1,485,000	1,466,438
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (d)	250,000	229,527
LSB Industries, Inc. 6.25% 10/15/28 (d)	1,990,000	1,751,349
Methanex Corp. 5.125% 10/15/27	700,000	668,770
NOVA Chemicals Corp.:
4.875% 6/1/24 (d)	300,000	295,232
5% 5/1/25 (d)	3,205,000	3,109,965
5.25% 6/1/27 (d)	1,100,000	995,490
Rhodia Acetow Management GmbH 10.5% 2/15/27 (d)	130,000	123,500
SPCM SA 3.125% 3/15/27 (d)	395,000	352,696
The Chemours Co. LLC 5.375% 5/15/27	2,900,000	2,695,156
W.R. Grace Holding LLC 7.375% 3/1/31 (d)	180,000	180,278
		12,424,579
Consumer Products - 1.2%
Coty, Inc. 5% 4/15/26 (d)	3,000,000	2,929,170
Gannett Holdings LLC 6% 11/1/26 (d)	75,000	63,375
Mattel, Inc. 5.875% 12/15/27 (d)	1,210,000	1,211,490
Newell Brands, Inc. 4.7% 4/1/26	1,800,000	1,719,000
		5,923,035
Containers - 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)	610,000	573,560
5.25% 8/15/27 (d)	500,000	426,763
5.25% 8/15/27 (d)	3,000,000	2,560,577
Ball Corp.:
4% 11/15/23	400,000	395,956
5.25% 7/1/25	1,900,000	1,898,474
Berry Global, Inc. 4.875% 7/15/26 (d)	1,175,000	1,148,895
BWAY Holding Co. 7.875% 8/15/26 (d)	925,000	938,251
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (d)	515,000	522,571
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)	220,000	213,582
8.5% 8/15/27 (d)	4,050,000	3,910,090
		12,588,719
Diversified Financial Services - 4.1%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)	225,000	200,813
Freedom Mortgage Corp. 6.625% 1/15/27 (d)	250,000	202,500
Hightower Holding LLC 6.75% 4/15/29 (d)	400,000	347,120
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	1,840,000	1,815,216
5.25% 5/15/27	3,535,000	3,327,319
6.25% 5/15/26	7,690,000	7,580,527
Navient Corp.:
6.125% 3/25/24	2,000,000	1,982,525
6.75% 6/15/26	250,000	243,425
OneMain Finance Corp.:
3.5% 1/15/27	235,000	199,308
6.125% 3/15/24	750,000	737,636
6.875% 3/15/25	4,090,000	4,001,168
		20,637,557
Diversified Media - 0.3%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)	1,660,000	1,291,580
Energy - 13.4%
Berry Petroleum Co. LLC 7% 2/15/26 (d)	100,000	95,108
Buckeye Partners LP:
4.125% 3/1/25 (d)	1,400,000	1,336,897
4.125% 12/1/27	1,400,000	1,257,634
California Resources Corp. 7.125% 2/1/26 (d)	250,000	252,515
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11% 4/15/25 (d)	10,000	10,271
Centennial Resource Production LLC 5.875% 7/1/29 (d)	3,570,000	3,364,725
Cheniere Energy, Inc. 4.625% 10/15/28	1,700,000	1,620,441
Chesapeake Energy Corp. 5.5% 2/1/26 (d)	505,000	499,854
Chord Energy Corp. 6.375% 6/1/26 (d)	100,000	99,483
Citgo Holding, Inc. 9.25% 8/1/24 (d)	2,650,000	2,669,160
Citgo Petroleum Corp. 6.375% 6/15/26 (d)	1,450,000	1,412,271
Comstock Resources, Inc. 6.75% 3/1/29 (d)	120,000	108,645
Continental Resources, Inc. 2.268% 11/15/26 (d)	300,000	268,913
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 2/1/29 (d)	2,760,000	2,601,300
7.375% 2/1/31 (d)	525,000	525,000
CrownRock LP/CrownRock Finance, Inc. 5.625% 10/15/25 (d)	2,300,000	2,270,536
CVR Energy, Inc. 5.25% 2/15/25 (d)	1,615,000	1,561,447
DCP Midstream Operating LP 5.375% 7/15/25	1,400,000	1,400,269
Delek Logistics Partners LP 7.125% 6/1/28 (d)	80,000	72,867
Energy Ventures GoM LLC / EnVen Finance Corp. 11.75% 4/15/26 (d)	82,000	84,460
EnLink Midstream Partners LP 4.85% 7/15/26	1,400,000	1,363,201
EQM Midstream Partners LP:
6% 7/1/25 (d)	147,000	144,418
7.5% 6/1/27 (d)	2,550,000	2,540,870
EQT Corp. 3.125% 5/15/26 (d)	500,000	464,362
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27	1,145,000	1,142,617
Gulfport Energy Corp. 8% 5/17/26	100,000	100,250
Hess Midstream Partners LP 5.625% 2/15/26 (d)	2,450,000	2,411,609
Holly Energy Partners LP/Holly Energy Finance Corp. 6.375% 4/15/27 (d)	105,000	103,421
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (d)	1,300,000	1,261,000
Mesquite Energy, Inc. 7.25% 12/31/49 (c)(d)(f)	135,000	0
Murphy Oil Corp. 5.75% 8/15/25	64,000	63,424
Nabors Industries, Inc. 5.75% 2/1/25	2,550,000	2,489,208
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	3,815,000	3,512,968
6.75% 9/15/25 (d)	1,290,000	1,228,514
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	1,450,000	1,390,275
NuStar Logistics LP 6% 6/1/26	400,000	393,628
Occidental Petroleum Corp.:
5.875% 9/1/25	5,250,000	5,306,317
6.95% 7/1/24	424,000	431,420
8.5% 7/15/27	2,000,000	2,202,260
PBF Holding Co. LLC/PBF Finance Corp. 7.25% 6/15/25	350,000	348,688
PDC Energy, Inc. 5.75% 5/15/26	1,750,000	1,698,752
Precision Drilling Corp. 7.125% 1/15/26 (d)	1,660,000	1,612,284
Range Resources Corp. 4.875% 5/15/25	1,250,000	1,233,113
SM Energy Co. 6.625% 1/15/27	1,156,000	1,115,540
Southwestern Energy Co. 5.7% 1/23/25 (g)	1,128,000	1,125,682
Sunnova Energy Corp. 5.875% 9/1/26 (d)	2,210,000	2,002,813
Sunoco LP/Sunoco Finance Corp.:
5.875% 3/15/28	960,000	938,400
6% 4/15/27	1,010,000	1,004,470
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 3/1/27 (d)	2,000,000	1,929,655
Transocean, Inc. 8.75% 2/15/30 (d)	650,000	655,844
U.S.A. Compression Partners LP 6.875% 4/1/26	1,500,000	1,483,799
Venture Global Calcasieu Pass LLC 6.25% 1/15/30 (d)	715,000	725,015
Western Gas Partners LP 4.65% 7/1/26	3,500,000	3,402,701
		67,338,314
Entertainment/Film - 0.7%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (d)	3,900,000	3,611,985
Environmental - 0.4%
Clean Harbors, Inc. 6.375% 2/1/31 (d)	210,000	214,250
Madison IAQ LLC 4.125% 6/30/28 (d)	1,900,000	1,671,532
		1,885,782
Food & Drug Retail - 1.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (d)	4,600,000	4,326,101
6.5% 2/15/28 (d)	985,000	997,313
		5,323,414
Food/Beverage/Tobacco - 1.3%
Performance Food Group, Inc. 5.5% 10/15/27 (d)	1,100,000	1,078,084
Pilgrim's Pride Corp. 5.875% 9/30/27 (d)	1,700,000	1,691,101
Post Holdings, Inc.:
5.625% 1/15/28 (d)	1,625,000	1,587,781
5.75% 3/1/27 (d)	596,000	592,428
Turning Point Brands, Inc. 5.625% 2/15/26 (d)	100,000	91,500
U.S. Foods, Inc. 6.25% 4/15/25 (d)	1,275,000	1,281,631
United Natural Foods, Inc. 6.75% 10/15/28 (d)	95,000	90,174
		6,412,699
Gaming - 4.4%
Affinity Gaming LLC 6.875% 12/15/27 (d)	1,030,000	926,472
Boyd Gaming Corp. 4.75% 12/1/27	1,300,000	1,254,610
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)	4,950,000	4,956,041
8.125% 7/1/27 (d)	900,000	918,227
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	495,000	499,076
Carnival Corp. 10.5% 6/1/30 (d)	245,000	232,487
Churchill Downs, Inc.:
4.75% 1/15/28 (d)	1,300,000	1,231,095
6.75% 5/1/31 (d)	495,000	498,242
Golden Entertainment, Inc. 7.625% 4/15/26 (d)	500,000	505,000
International Game Technology PLC 4.125% 4/15/26 (d)	2,200,000	2,111,937
Melco Resorts Finance Ltd. 5.25% 4/26/26 (d)	200,000	185,524
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (d)	95,000	88,825
Studio City Finance Ltd. 5% 1/15/29 (d)	225,000	176,288
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (d)	3,715,000	3,569,706
4.625% 6/15/25 (d)	300,000	291,410
5.625% 5/1/24 (d)	1,000,000	995,116
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (d)	900,000	865,804
5.5% 3/1/25 (d)	2,800,000	2,761,163
		22,067,023
Healthcare - 4.8%
1375209 BC Ltd. 9% 1/30/28 (d)	562,000	556,380
Bausch Health Companies, Inc.:
11% 9/30/28 (d)	2,600,000	2,096,250
14% 10/15/30 (d)	197,000	126,080
Centene Corp. 3% 10/15/30	585,000	498,221
Community Health Systems, Inc.:
5.625% 3/15/27 (d)	6,050,000	5,582,765
6.875% 4/15/29 (d)	750,000	554,954
HCA Holdings, Inc. 5.875% 2/15/26	1,750,000	1,777,234
IQVIA, Inc. 5% 5/15/27 (d)	4,500,000	4,390,565
Molina Healthcare, Inc. 3.875% 5/15/32 (d)	235,000	201,391
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (d)	1,500,000	1,380,007
Owens & Minor, Inc. 4.5% 3/31/29 (d)	65,000	52,132
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	200,000	140,282
Surgery Center Holdings, Inc. 6.75% 7/1/25 (d)	877,000	875,904
Tenet Healthcare Corp.:
4.625% 7/15/24	86,000	85,261
5.125% 11/1/27	6,200,000	6,015,709
		24,333,135
Homebuilders/Real Estate - 2.0%
Brookfield Property REIT, Inc./BPR Nimbus LLC/BPR Cumulus LLC/GGSI Sellco LLC 5.75% 5/15/26 (d)	250,000	226,888
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	1,700,000	1,416,705
5.25% 8/1/26	4,000,000	3,562,181
Railworks Holdings LP 8.25% 11/15/28 (d)	230,000	218,348
Service Properties Trust:
4.35% 10/1/24	400,000	381,761
7.5% 9/15/25	3,000,000	2,938,140
Starwood Property Trust, Inc. 4.75% 3/15/25	1,500,000	1,417,500
		10,161,523
Insurance - 0.4%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (d)	1,920,000	1,833,504
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (d)	30,000	28,005
Enact Holdings, Inc. 6.5% 8/15/25 (d)	200,000	198,060
		2,059,569
Leisure - 3.1%
Carnival Corp. 7.625% 3/1/26 (d)	6,580,000	6,001,008
NCL Corp. Ltd.:
5.875% 3/15/26 (d)	400,000	344,547
5.875% 2/15/27 (d)	2,025,000	1,909,747
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (d)	120,000	106,536
5.5% 8/31/26 (d)	3,885,000	3,561,453
7.25% 1/15/30 (d)	445,000	446,251
11.625% 8/15/27 (d)	1,500,000	1,592,530
Six Flags Entertainment Corp. 5.5% 4/15/27 (d)	1,500,000	1,433,535
Viking Cruises Ltd. 13% 5/15/25 (d)	235,000	247,338
		15,642,945
Metals/Mining - 1.5%
Cleveland-Cliffs, Inc. 6.75% 4/15/30 (d)	495,000	481,133
First Quantum Minerals Ltd. 6.875% 3/1/26 (d)	2,610,000	2,551,275
Howmet Aerospace, Inc. 5.125% 10/1/24	214,000	213,126
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	2,355,000	2,193,030
Novelis Corp. 3.25% 11/15/26 (d)	2,550,000	2,334,433
		7,772,997
Paper - 0.5%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (d)	2,500,000	2,487,048
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	1,800,000	1,688,288
5.75% 4/15/25 (d)	1,000,000	1,002,002
Garden SpinCo Corp. 8.625% 7/20/30 (d)	55,000	59,125
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,213,484
		3,962,899
Services - 3.9%
AECOM 5.125% 3/15/27	1,505,000	1,474,253
APX Group, Inc. 6.75% 2/15/27 (d)	1,505,000	1,503,465
Aramark Services, Inc. 5% 4/1/25 (d)	2,800,000	2,771,738
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)	806,000	754,207
CoreCivic, Inc.:
4.75% 10/15/27	35,000	30,275
8.25% 4/15/26	1,050,000	1,060,721
CoreLogic, Inc. 4.5% 5/1/28 (d)	1,615,000	1,320,263
Diebold Nixdorf, Inc. 9.375% 7/15/25 (d)	103,000	45,281
Iron Mountain, Inc. 4.875% 9/15/27 (d)	1,300,000	1,239,025
Life Time, Inc. 5.75% 1/15/26 (d)	1,125,000	1,098,599
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	960,000	903,600
PowerTeam Services LLC 9.033% 12/4/25 (d)	120,000	103,064
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (d)	2,350,000	2,332,289
Sabre GLBL, Inc. 7.375% 9/1/25 (d)	2,200,000	1,955,250
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	3,440,000	3,225,058
		19,817,088
Steel - 0.0%
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)	150,000	142,875
Super Retail - 1.7%
At Home Group, Inc. 4.875% 7/15/28 (d)	60,000	38,940
Carvana Co.:
4.875% 9/1/29 (d)	80,000	32,238
5.5% 4/15/27 (d)	200,000	86,049
5.875% 10/1/28 (d)	115,000	47,713
EG Global Finance PLC:
6.75% 2/7/25 (d)	3,700,000	3,505,750
8.5% 10/30/25 (d)	800,000	758,826
Hanesbrands, Inc. 4.875% 5/15/26 (d)	2,400,000	2,261,788
Staples, Inc. 7.5% 4/15/26 (d)	1,900,000	1,602,340
Upbound Group, Inc. 6.375% 2/15/29 (d)	30,000	26,342
		8,359,986
Technology - 2.9%
Camelot Finance SA 4.5% 11/1/26 (d)	2,600,000	2,460,822
CommScope, Inc. 6% 3/1/26 (d)	2,100,000	2,005,676
MicroStrategy, Inc. 6.125% 6/15/28 (d)	85,000	76,820
MoneyGram International, Inc. 5.375% 8/1/26 (d)	250,000	248,816
Open Text Corp. 3.875% 2/15/28 (d)	1,700,000	1,506,387
Qorvo, Inc. 4.375% 10/15/29	1,350,000	1,227,920
Sensata Technologies BV 5% 10/1/25 (d)	2,300,000	2,264,556
SS&C Technologies, Inc. 5.5% 9/30/27 (d)	2,000,000	1,935,832
Uber Technologies, Inc. 7.5% 9/15/27 (d)	2,500,000	2,578,710
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)	400,000	303,526
Virtusa Corp. 7.125% 12/15/28 (d)	50,000	40,249
		14,649,314
Telecommunications - 5.5%
Altice Financing SA 5% 1/15/28 (d)	1,400,000	1,133,583
Altice France SA 8.125% 2/1/27 (d)	3,410,000	3,044,835
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	25,000	21,688
Cogent Communications Group, Inc. 7% 6/15/27 (d)	1,800,000	1,782,060
Consolidated Communications, Inc. 5% 10/1/28 (d)	1,060,000	777,192
Hughes Satellite Systems Corp. 5.25% 8/1/26	1,400,000	1,338,526
Level 3 Financing, Inc. 10.5% 5/15/30 (d)	710,000	679,685
Lumen Technologies, Inc. 4% 2/15/27 (d)	4,000,000	2,671,200
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (d)	95,000	82,413
Sable International Finance Ltd. 5.75% 9/7/27 (d)	2,402,000	2,230,858
Sabre GLBL, Inc. 9.25% 4/15/25 (d)	200,000	184,500
SBA Communications Corp. 3.875% 2/15/27	3,200,000	2,984,651
Sprint Corp. 7.875% 9/15/23	2,280,000	2,298,457
T-Mobile U.S.A., Inc.:
2.25% 2/15/26	3,810,000	3,545,596
2.625% 4/15/26	320,000	300,151
Telecom Italia SpA 5.303% 5/30/24 (d)	2,150,000	2,101,351
ViaSat, Inc. 5.625% 9/15/25 (d)	1,500,000	1,432,500
Zayo Group Holdings, Inc. 4% 3/1/27 (d)	1,200,000	908,588
		27,517,834
Transportation Ex Air/Rail - 0.0%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)	70,000	55,063
Utilities - 1.6%
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,157,000	2,084,827
NextEra Energy Partners LP:
4.25% 7/15/24 (d)	1,500,000	1,477,470
4.25% 9/15/24 (d)	41,000	39,360
PG&E Corp. 5% 7/1/28	1,210,000	1,138,571
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)	120,000	115,200
Vistra Operations Co. LLC:
5% 7/31/27 (d)	225,000	213,820
5.625% 2/15/27 (d)	3,005,000	2,930,770
		8,000,018
TOTAL NONCONVERTIBLE BONDS		390,749,350
TOTAL CORPORATE BONDS (Cost $397,729,699)		394,465,745

Common Stocks - 0.0%
	Shares	Value ($)
Diversified Financial Services - 0.0%
Lime Tree Bay Ltd. (c)(h)	80	2,277
Energy - 0.0%
California Resources Corp. warrants 10/27/24 (h)	2	19
Forbes Energy Services Ltd. (c)(h)	6,468	0
Mesquite Energy, Inc. (c)(h)	1,922	120,761
TOTAL ENERGY		120,780
TOTAL COMMON STOCKS (Cost $364,526)		123,057

Bank Loan Obligations - 13.0%
	Principal Amount (a)	Value ($)
Automotive & Auto Parts - 0.2%
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 7.4533% 6/3/28 (i)(j)(k)	1,196,947	1,106,350
Broadcasting - 0.5%
Diamond Sports Group LLC 2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (i)(j)(k)	196,992	12,558
Univision Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2746% 1/31/29 (i)(j)(k)	2,347,842	2,306,755
TOTAL BROADCASTING		2,319,313
Building Materials - 0.8%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.4091% 5/17/28 (i)(j)(k)	1,674,168	1,322,977
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.4983% 4/29/29 (i)(j)(k)	497,500	480,227
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 6/4/28 (i)(j)(k)	2,336,613	2,225,250
TOTAL BUILDING MATERIALS		4,028,454
Chemicals - 1.1%
Aruba Investment Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.0246% 11/24/27 (i)(j)(k)	997,468	987,494
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.5246% 5/7/25 (c)(i)(j)(k)	284,925	276,377
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (i)(j)(k)	997,500	954,278
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9375% 11/9/28 (i)(j)(k)	1,974,701	1,869,548
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 3/16/27 (i)(j)(k)	32,276	31,560
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9375% 9/22/28 (i)(j)(k)	1,517,131	1,516,372
TOTAL CHEMICALS		5,635,629
Consumer Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9091% 5/17/28 (i)(j)(k)	24,625	22,912
Diamond BC BV Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 8.0565% 9/29/28 (i)(j)(k)	19,750	19,717
TKC Holdings, Inc. 1LN, term loan 13% 2/14/27 (i)(k)	213,000	121,810
TOTAL CONSUMER PRODUCTS		164,439
Diversified Financial Services - 0.5%
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.8403% 1/27/27 (i)(j)(k)	342,929	340,357
Hightower Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.01% 4/21/28 (i)(j)(k)	2,298,234	2,202,007
TOTAL DIVERSIFIED FINANCIAL SERVICES		2,542,364
Energy - 0.0%
DT Midstream, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.0246% 6/12/28 (i)(j)(k)	15,973	15,973
Forbes Energy Services LLC Tranche B, term loan 0% (c)(f)(i)(k)	60,604	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(j)(k)	35,876	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(j)(k)	15,000	0
TOTAL ENERGY		15,973
Environmental - 0.1%
LRS Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.3467% 6/28/28 (i)(j)(k)	691,250	673,969
Food/Beverage/Tobacco - 0.2%
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.3143% 5/16/29 (i)(j)(k)	997,500	976,932
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.6591% 3/31/28 (i)(j)(k)	54,038	51,133
TOTAL FOOD/BEVERAGE/TOBACCO		1,028,065
Gaming - 0.4%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9822% 1/27/29 (i)(j)(k)	320,837	311,815
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 8.03% 10/20/24 (i)(j)(k)	1,664,147	1,659,986
TOTAL GAMING		1,971,801
Healthcare - 1.0%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0822% 11/23/27 (i)(j)(k)	907,702	715,723
Confluent Health LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 11/30/28 (i)(j)(k)	14,868	12,167
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3467% 5/4/28 (i)(j)(k)	19,650	19,616
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 5/5/28 (i)(j)(k)	48,715	48,641
MED ParentCo LP 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.2746% 8/31/26 (i)(j)(k)	1,196,899	1,094,421
Medical Solutions Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.250% 8.2405% 11/1/28 (i)(j)(k)	396,309	380,456
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2746% 10/23/28 (i)(j)(k)	113,850	110,419
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 8% 6/2/28 (i)(j)(k)	2,204,266	2,199,681
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.6591% 11/30/27 (i)(j)(k)	14,774	14,324
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.0903% 11/15/28 (i)(j)(k)	59,400	58,327
RadNet Management, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0967% 4/23/28 (i)(j)(k)	343,875	342,500
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.0976% 10/1/28 (i)(j)(k)	29,550	27,999
TOTAL HEALTHCARE		5,024,274
Homebuilders/Real Estate - 0.3%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (c)(i)(k)	1,650,476	1,567,953
Hotels - 0.0%
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0246% 8/2/28 (i)(j)(k)	49,250	48,969
Insurance - 0.8%
Alliant Holdings Intermediate LLC:
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.51% 11/12/27 (i)(j)(k)	1,595,849	1,580,561
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3762% 11/6/27 (i)(j)(k)	180,081	178,429
AssuredPartners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 2/13/27 (i)(j)(k)	1,337,770	1,313,249
USI, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.6483% 11/22/29 (i)(j)(k)	997,494	994,581
TOTAL INSURANCE		4,066,820
Leisure - 0.1%
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 7.5246% 5/28/28 (i)(j)(k)	393,000	381,147
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 9% 5/12/28 (i)(j)(k)	24,563	23,795
TOTAL LEISURE		404,942
Paper - 0.6%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.2572% 4/13/29 (i)(j)(k)	3,043,175	2,969,713
Services - 2.7%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5822% 12/21/28 (i)(j)(k)	1,545,856	1,521,895
Allied Universal Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.8322% 5/14/28 (i)(j)(k)	3,153,791	3,038,331
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (i)(j)(k)	20,000	17,325
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (i)(j)(k)	2,421,352	2,208,346
Asurion LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.0822% 8/19/28 (i)(j)(k)	997,494	924,996
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 9.2386% 6/21/24 (i)(j)(k)	1,492,084	1,401,634
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2746% 9/30/28 (i)(j)(k)	14,775	14,675
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5625% 6/2/28 (i)(j)(k)	49,250	44,070
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.405% 6/13/25 (i)(j)(k)	500,000	419,740
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.655% 6/13/24 (i)(j)(k)	997,218	949,102
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (i)(j)(k)	1,115,000	993,465
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (i)(j)(k)	2,432,420	1,995,338
TOTAL SERVICES		13,528,917
Super Retail - 0.7%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/5/28 (i)(j)(k)	3,122,181	3,092,927
Empire Today LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 9.9477% 4/1/28 (i)(j)(k)	492,481	385,120
TOTAL SUPER RETAIL		3,478,047
Technology - 1.0%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.0483% 2/16/28 (i)(j)(k)	10,156	9,812
Aptean, Inc. 2LN, term loan 1 month U.S. LIBOR + 7.000% 12.0822% 4/23/27 (i)(j)(k)	200,000	183,166
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (i)(j)(k)	2,340,138	2,189,690
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (j)(k)(l)	287,480	268,998
Ceridian HCM Holding, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 7.5246% 4/30/25 (i)(j)(k)	997,389	994,646
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.750% 11.7746% 3/31/29 (i)(j)(k)	80,000	70,634
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/31/28 (i)(j)(k)	14,738	14,372
Electro Rent Corp. 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.2706% 11/1/24 (i)(j)(k)	391,645	380,875
Maverick Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.057% 5/18/28 (i)(j)(k)	296,269	284,418
Park Place Technologies LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0822% 11/10/27 (i)(j)(k)	343,000	328,803
TOTAL TECHNOLOGY		4,725,414
Telecommunications - 0.7%
Cablevision Lightpath LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.1977% 11/30/27 (i)(j)(k)	1,337,003	1,310,825
Consolidated Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5967% 10/2/27 (i)(j)(k)	700,000	594,748
Intelsat Jackson Holdings SA 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.250% 9.0817% 2/1/29 (i)(j)(k)	1,364,207	1,345,231
Northwest Fiber LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.8104% 4/30/27 (i)(j)(k)	151,900	146,746
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.3322% 9/21/27 (i)(j)(k)	342,842	308,825
TOTAL TELECOMMUNICATIONS		3,706,375
Textiles/Apparel - 0.3%
Tory Burch LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 4/16/28 (i)(j)(k)	1,292,212	1,193,952
Utilities - 1.0%
Brookfield WEC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.557% 8/1/25 (i)(j)(k)	1,611,900	1,608,886
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10.1599% 2/15/24 (i)(j)(k)	458,498	377,114
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0625% 6/23/25 (i)(j)(k)	3,009,089	2,999,430
TOTAL UTILITIES		4,985,430
TOTAL BANK LOAN OBLIGATIONS (Cost $65,734,200)		65,187,163

Preferred Securities - 0.4%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.2%
Ally Financial, Inc.:
4.7% (i)(m)	870,000	650,239
4.7% (i)(m)	230,000	163,852
TOTAL BANKS & THRIFTS		814,091
Diversified Financial Services - 0.2%
Charles Schwab Corp.:
4% (i)(m)	1,045,000	810,273
5.375% (i)(m)	515,000	494,804
TOTAL DIVERSIFIED FINANCIAL SERVICES		1,305,077
TOTAL PREFERRED SECURITIES (Cost $1,976,279)		2,119,168

Money Market Funds - 7.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (n) (Cost $35,169,703)	35,162,710	35,169,742

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $500,974,407)	497,064,875
NET OTHER ASSETS (LIABILITIES) - 1.1%	5,443,199
NET ASSETS - 100.0%	502,508,074

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $278,095 or 0.1% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $267,456,304 or 53.2% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Non-income producing - Security is in default.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Non-income producing
(i)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $287,480 and $268,998, respectively.

(m)	Security is perpetual in nature with no stated maturity date.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	15,159

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	26,231

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	6,370,650	514,263,594	485,464,502	1,194,257	-	-	35,169,742	0.1%
Total	6,370,650	514,263,594	485,464,502	1,194,257	-	-	35,169,742

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Energy	120,780	19	-	120,761
Financials	2,277	-	-	2,277

Corporate Bonds	394,465,745	-	394,187,650	278,095

Bank Loan Obligations	65,187,163	-	63,342,833	1,844,330

Preferred Securities	2,119,168	-	2,119,168	-

Money Market Funds	35,169,742	35,169,742	-	-
Total Investments in Securities:	497,064,875	35,169,761	459,649,651	2,245,463
Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $465,804,704)	$461,895,133
Fidelity Central Funds (cost $35,169,703)	35,169,742

Total Investment in Securities (cost $500,974,407)		$497,064,875
Cash		163,553
Receivable for investments sold		2,500
Receivable for fund shares sold		614,377
Interest receivable		6,239,712
Distributions receivable from Fidelity Central Funds		137,368
Prepaid expenses		46
Other receivables		777
Total assets		504,223,208
Liabilities
Payable for investments purchased
Regular delivery	$287,480
Delayed delivery	505,000
Payable for fund shares redeemed	347,482
Distributions payable	217,481
Accrued management fee	237,346
Distribution and service plan fees payable	7,280
Other affiliated payables	54,105
Other payables and accrued expenses	58,960
Total Liabilities		1,715,134
Net Assets		$502,508,074
Net Assets consist of:
Paid in capital		$514,191,350
Total accumulated earnings (loss)		(11,683,276)
Net Assets		$502,508,074

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($21,379,073 ÷ 2,468,590 shares) (a)		$8.66
Maximum offering price per share (100/96.00 of $8.66)		$9.02
Class M :
Net Asset Value and redemption price per share ($2,317,621 ÷ 267,643 shares) (a)		$8.66
Maximum offering price per share (100/96.00 of $8.66)		$9.02
Class C :
Net Asset Value and offering price per share ($2,795,033 ÷ 322,690 shares) (a)		$8.66
Short Duration High Income :
Net Asset Value , offering price and redemption price per share ($460,872,570 ÷ 53,213,749 shares)		$8.66
Class I :
Net Asset Value , offering price and redemption price per share ($4,854,884 ÷ 560,529 shares)		$8.66
Class Z :
Net Asset Value , offering price and redemption price per share ($10,288,893 ÷ 1,187,525 shares)		$8.66
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$2,023
Interest		19,247,701
Income from Fidelity Central Funds		1,194,257
Total Income		20,443,981
Expenses
Management fee	$1,652,625
Transfer agent fees	290,537
Distribution and service plan fees	91,491
Accounting fees and expenses	125,179
Custodian fees and expenses	12,005
Independent trustees' fees and expenses	1,257
Registration fees	153,428
Audit	72,669
Legal	9,294
Miscellaneous	879
Total expenses before reductions	2,409,364
Expense reductions	(76,938)
Total expenses after reductions		2,332,426
Net Investment income (loss)		18,111,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,582,867)
Total net realized gain (loss)		(2,582,867)
Change in net unrealized appreciation (depreciation) on investment securities		2,108,837
Net gain (loss)		(474,030)
Net increase (decrease) in net assets resulting from operations		$17,637,525
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,111,555	$4,424,773
Net realized gain (loss)	(2,582,867)	118,598
Change in net unrealized appreciation (depreciation)	2,108,837	(7,771,418)
Net increase (decrease) in net assets resulting from operations	17,637,525	(3,228,047)
Distributions to shareholders	(15,367,826)	(4,340,504)
Share transactions - net increase (decrease)	372,738,743	19,732,716
Total increase (decrease) in net assets	375,008,442	12,164,165

Net Assets
Beginning of period	127,499,632	115,335,467
End of period	$502,508,074	$127,499,632

Financial Highlights
Fidelity Advisor® Short Duration High Income Fund Class A

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.87	$9.44	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.502	.307	.300	.348	.409
Net realized and unrealized gain (loss)	(.429)	(.546)	.651	(.571)	.004
Total from investment operations	.073	(.239)	.951	(.223)	.413
Distributions from net investment income	(.393)	(.301)	(.301)	(.347)	(.393)
Total distributions	(.393)	(.301)	(.301)	(.347)	(.393)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.87	$9.44
Total Return C,D	.93%	(2.60)%	10.83%	(2.47)%	4.52%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.10%	1.13%	1.15%	1.15%	1.15%
Expenses net of fee waivers, if any	1.00%	1.01%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.00%	1.01%	1.05%	1.05%	1.05%
Net investment income (loss)	5.81%	3.27%	3.21%	3.74%	4.37%
Supplemental Data
Net assets, end of period (000 omitted)	$21,379	$22,554	$17,126	$12,603	$15,050
Portfolio turnover rate G	14%	42%	74%	77%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class M

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.86	$9.44	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.502	.307	.300	.348	.408
Net realized and unrealized gain (loss)	(.429)	(.546)	.661	(.581)	.005
Total from investment operations	.073	(.239)	.961	(.233)	.413
Distributions from net investment income	(.393)	(.301)	(.301)	(.347)	(.393)
Total distributions	(.393)	(.301)	(.301)	(.347)	(.393)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.86	$9.44
Total Return C,D	.93%	(2.60)%	10.96%	(2.58)%	4.52%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.12%	1.13%	1.17%	1.16%	1.16%
Expenses net of fee waivers, if any	1.00%	1.01%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.00%	1.01%	1.05%	1.05%	1.05%
Net investment income (loss)	5.81%	3.27%	3.21%	3.74%	4.37%
Supplemental Data
Net assets, end of period (000 omitted)	$2,318	$2,812	$2,289	$2,106	$2,537
Portfolio turnover rate G	14%	42%	74%	77%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class C

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.87	$9.44	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.439	.237	.230	.278	.338
Net realized and unrealized gain (loss)	(.430)	(.546)	.651	(.571)	.005
Total from investment operations	.009	(.309)	.881	(.293)	.343
Distributions from net investment income	(.329)	(.231)	(.231)	(.277)	(.323)
Total distributions	(.329)	(.231)	(.231)	(.277)	(.323)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.87	$9.44
Total Return C,D	.18%	(3.33)%	10.01%	(3.20)%	3.74%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.90%	1.91%	1.94%	1.93%	1.92%
Expenses net of fee waivers, if any	1.75%	1.76%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.75%	1.76%	1.80%	1.80%	1.80%
Net investment income (loss)	5.06%	2.52%	2.46%	2.99%	3.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,795	$3,884	$4,018	$4,017	$4,541
Portfolio turnover rate G	14%	42%	74%	77%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Short Duration High Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.87	$9.44	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.523	.331	.323	.372	.431
Net realized and unrealized gain (loss)	(.428)	(.546)	.651	(.572)	.006
Total from investment operations	.095	(.215)	.974	(.200)	.437
Distributions from net investment income	(.415)	(.325)	(.324)	(.370)	(.417)
Total distributions	(.415)	(.325)	(.324)	(.370)	(.417)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.87	$9.44
Total Return C	1.18%	(2.35)%	11.11%	(2.23)%	4.78%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.76%	.83%	.87%	.86%	.86%
Expenses net of fee waivers, if any	.75%	.75%	.80%	.80%	.80%
Expenses net of all reductions	.75%	.75%	.80%	.80%	.80%
Net investment income (loss)	6.06%	3.52%	3.46%	3.99%	4.61%
Supplemental Data
Net assets, end of period (000 omitted)	$460,873	$87,949	$83,066	$63,703	$88,429
Portfolio turnover rate F	14%	42%	74%	77%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class I

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.87	$9.44	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.524	.331	.323	.372	.430
Net realized and unrealized gain (loss)	(.429)	(.546)	.651	(.572)	.007
Total from investment operations	.095	(.215)	.974	(.200)	.437
Distributions from net investment income	(.415)	(.325)	(.324)	(.370)	(.417)
Total distributions	(.415)	(.325)	(.324)	(.370)	(.417)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.87	$9.44
Total Return C	1.18%	(2.35)%	11.11%	(2.23)%	4.78%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.84%	.88%	.92%	.89%	.89%
Expenses net of fee waivers, if any	.75%	.76%	.80%	.80%	.80%
Expenses net of all reductions	.75%	.76%	.80%	.80%	.80%
Net investment income (loss)	6.06%	3.52%	3.46%	3.99%	4.60%
Supplemental Data
Net assets, end of period (000 omitted)	$4,855	$5,055	$5,023	$3,950	$4,060
Portfolio turnover rate F	14%	42%	74%	77%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class Z

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$8.98	$9.52	$8.87	$9.45	$9.46
Income from Investment Operations
Net investment income (loss) B,C	.531	.339	.331	.378	.261
Net realized and unrealized gain (loss)	(.428)	(.546)	.652	(.579)	(.016)
Total from investment operations	.103	(.207)	.983	(.201)	.245
Distributions from net investment income	(.423)	(.333)	(.333)	(.379)	(.255)
Total distributions	(.423)	(.333)	(.333)	(.379)	(.255)
Net asset value, end of period	$8.66	$8.98	$9.52	$8.87	$9.45
Total Return D,E	1.27%	(2.27)%	11.21%	(2.24)%	2.67%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.75%	.78%	.80%	.80%	.82% H
Expenses net of fee waivers, if any	.66%	.66%	.71%	.71%	.71% H
Expenses net of all reductions	.66%	.66%	.71%	.71%	.71% H
Net investment income (loss)	6.15%	3.61%	3.55%	4.08%	4.86% H
Supplemental Data
Net assets, end of period (000 omitted)	$10,289	$5,246	$3,815	$2,031	$425
Portfolio turnover rate I	14%	42%	74%	77%	33%

A For the period October 2, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,444,586
Gross unrealized depreciation	(11,995,945)
Net unrealized appreciation (depreciation)	$(551,359)
Tax Cost	$497,616,234

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,687,645)
Net unrealized appreciation (depreciation) on securities and other investments	$(551,359)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,879,806)
Long-term	(5,807,839)
Total Capital loss carryforward	$(10,687,645)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30,2022
Ordinary Income	$15,367,826	$4,340,504

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	380,191,206	40,307,867

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$53,653	$4,632
Class M	- %	.25%	6,162	12
Class C	.75%	.25%	31,676	5,683
			$91,491	$10,327

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,585
Class M	1,121
Class C A	1,630
$15,336

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$30,190.14
Class M	3,652.15
Class C	6,026.19
Short Duration High Income	239,152.09
Class I	6,258.13
Class Z	5,259.05
	$290,537

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Short Duration High Income Fund	$ 16

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Short Duration High Income Fund	$521

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$21,232
Class M	1.00%	2,793
Class C	1.75%	4,750
Short Duration High Income	.75%	25,265
Class I	.75%	4,329
Class Z	.66%	8,638
		$67,007

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,981.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,950.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$977,618	$614,597
Class M	110,316	77,641
Class C	119,358	95,717
Short Duration High Income	13,395,089	3,213,389
Class I	233,578	183,793
Class Z	531,867	155,367
Total	$15,367,826	$4,340,504

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2023	Year ended April 30, 2022	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Short Duration High Income Fund
Class A
Shares sold	610,442	1,205,485	$5,296,397	$11,197,038
Reinvestment of distributions	111,049	64,152	957,537	601,003
Shares redeemed	(764,843)	(557,369)	(6,627,528)	(5,198,452)
Net increase (decrease)	(43,352)	712,268	$(373,594)	$6,599,589
Class M
Shares sold	128,913	108,902	$1,113,204	$1,014,540
Reinvestment of distributions	12,392	8,107	106,876	75,921
Shares redeemed	(186,791)	(44,415)	(1,605,675)	(417,836)
Net increase (decrease)	(45,486)	72,594	$(385,595)	$672,625
Class C
Shares sold	110,217	163,595	$951,412	$1,533,455
Reinvestment of distributions	13,729	10,112	118,460	94,817
Shares redeemed	(233,652)	(163,460)	(2,022,594)	(1,537,583)
Net increase (decrease)	(109,706)	10,247	$(952,722)	$90,689
Short Duration High Income
Shares sold	51,006,236	6,342,757	$434,795,776	$59,798,674
Reinvestment of distributions	1,386,203	287,476	11,955,926	2,695,908
Shares redeemed	(8,974,356)	(5,563,233)	(77,559,285)	(52,159,083)
Net increase (decrease)	43,418,083	1,067,000	$369,192,417	$10,335,499
Class I
Shares sold	227,106	206,284	$1,961,038	$1,943,410
Reinvestment of distributions	24,795	18,034	213,807	169,177
Shares redeemed	(254,191)	(189,184)	(2,192,726)	(1,770,381)
Net increase (decrease)	(2,290)	35,134	$(17,881)	$342,206
Class Z
Shares sold	1,699,944	448,784	$14,714,297	$4,184,309
Reinvestment of distributions	48,777	14,784	420,604	138,688
Shares redeemed	(1,145,441)	(280,177)	(9,858,783)	(2,630,889)
Net increase (decrease)	603,280	183,391	$5,276,118	$1,692,108

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023
Fidelity® Short Duration High Income Fund
Class A	1.00%
Actual		$ 1,000	$ 1,040.20	$ 5.06
Hypothetical- B		$ 1,000	$ 1,019.84	$ 5.01
Class M	1.00%
Actual		$ 1,000	$ 1,041.50	$ 5.06
Hypothetical- B		$ 1,000	$ 1,019.84	$ 5.01
Class C	1.75%
Actual		$ 1,000	$ 1,036.40	$ 8.84
Hypothetical- B		$ 1,000	$ 1,016.12	$ 8.75
Fidelity® Short Duration High Income Fund	.75%
Actual		$ 1,000	$ 1,041.50	$ 3.80
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76
Class I	.75%
Actual		$ 1,000	$ 1,041.50	$ 3.80
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76
Class Z	.66%
Actual		$ 1,000	$ 1,042.00	$ 3.34
Hypothetical- B		$ 1,000	$ 1,021.52	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,577,796 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $15,367,826 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.969434.109
SDH-ANN-0623
Fidelity® Women's Leadership Fund

Annual Report
April 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Life of Fund A
Class A (incl.5.75% sales charge)	-3.77%	6.88%
Class M (incl.3.50% sales charge)	-1.73%	7.24%
Class C (incl. contingent deferred sales charge)	0.38%	7.68%
Fidelity® Women's Leadership Fund	2.37%	8.74%
Class I	2.46%	8.79%
Class Z	2.59%	8.93%

A     From May 1, 2019

Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership Fund, a class of the fund, on May 1, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.66% for the 12 months ending April 30, 2023, according to the S&P 500 ® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500 ® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500 ® continued to advance in 2023, gaining 7.50% in the first quarter and adding 1.56% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. For the full 12 months, value stocks handily outpaced growth. By sector, energy (+19%) led the way, followed by information technology (+9%) and industrials (+7%). In contrast, real estate (-16%), consumer discretionary (-8%) and materials (-3%) lagged most.
Comments from Portfolio Manager Nicole Connolly:
For the fiscal year ending April 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained roughly 1% to 3%, outperforming the -3.47% return of the MSCI USA Women's Leadership Index, and largely outperforming the broad-based Russell 3000 ® Index. Versus the benchmark, security selection was the primary contributor, led by the information technology sector. Security selection in financials also meaningfully lifted the fund's relative result. Our top individual relative contributor was an out-of-benchmark stake in Federal Signal (+51%). We reduced our stake in the stock. The fund's non-benchmark investment in Nvidia, one of our biggest holdings as of April 30, gained roughly 51%. Another notable relative contributor was an outsized stake in Progressive (+27%), which was one of the fund's largest holdings. Conversely, security selection in health care detracted from performance versus the benchmark. An overweight in financials also hampered the fund's relative result. Also hindering the fund's relative result were stock picks in the consumer discretionary sector, especially within the consumer discretionary distribution & retail industry. Not owning Fair Isaac, a benchmark component that gained 95%, was the fund's biggest individual relative detractor. Our second-largest relative detractor this period was avoiding Twitter, a benchmark component that gained 40%. The fund's non-benchmark position in Olaplex Holdings, a position not held at period end, returned about -71%. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to health care.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	3.7
Apple, Inc.	2.5
Accenture PLC Class A	2.1
Progressive Corp.	2.0
Hologic, Inc.	1.9
Vertex Pharmaceuticals, Inc.	1.8
NVIDIA Corp.	1.7
Salesforce, Inc.	1.7
MasterCard, Inc. Class A	1.7
Hartford Financial Services Group, Inc.	1.6
20.7

Market Sectors (% of Fund's net assets)

Information Technology	23.1
Financials	15.8
Health Care	12.8
Industrials	11.6
Consumer Discretionary	11.3
Consumer Staples	5.2
Communication Services	4.8
Materials	4.1
Utilities	3.4
Energy	3.3
Real Estate	1.9

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.8%
Entertainment - 1.9%
Netflix, Inc. (a)	4,656	1,536,154
The Walt Disney Co. (a)	12,208	1,251,320
		2,787,474
Interactive Media & Services - 1.1%
Alphabet, Inc. Class A (a)	7,358	789,808
Bumble, Inc. (a)	50,858	926,124
		1,715,932
Media - 1.8%
Cable One, Inc.	572	433,811
Interpublic Group of Companies, Inc.	61,875	2,210,794
		2,644,605
TOTAL COMMUNICATION SERVICES		7,148,011
CONSUMER DISCRETIONARY - 11.3%
Automobiles - 0.6%
General Motors Co.	28,236	932,917
Broadline Retail - 2.1%
Amazon.com, Inc. (a)	15,377	1,621,505
Etsy, Inc. (a)	8,777	886,740
Kohl's Corp.	25,997	572,714
		3,080,959
Diversified Consumer Services - 1.4%
Adtalem Global Education, Inc. (a)	28,233	1,145,413
Bright Horizons Family Solutions, Inc. (a)	11,316	861,374
		2,006,787
Hotels, Restaurants & Leisure - 1.5%
Marriott International, Inc. Class A	8,187	1,386,387
Vail Resorts, Inc.	3,460	832,199
		2,218,586
Household Durables - 0.8%
Taylor Morrison Home Corp. (a)	28,642	1,234,184
Specialty Retail - 3.3%
Best Buy Co., Inc.	9,561	712,486
Foot Locker, Inc.	17,709	743,601
FSN E-Commerce Ventures Private Ltd.	2,854	4,300
Gap, Inc.	71,475	686,160
Lowe's Companies, Inc.	7,585	1,576,391
Williams-Sonoma, Inc.	9,149	1,107,395
		4,830,333
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	1,223	1,176,381
Tapestry, Inc.	28,536	1,164,554
		2,340,935
TOTAL CONSUMER DISCRETIONARY		16,644,701
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
The Coca-Cola Co.	24,030	1,541,525
Consumer Staples Distribution & Retail - 0.5%
Albertsons Companies, Inc.	33,284	695,636
Food Products - 1.5%
The Hershey Co.	8,146	2,224,347
Household Products - 0.8%
The Clorox Co.	6,990	1,157,684
Personal Care Products - 1.4%
Estee Lauder Companies, Inc. Class A	5,445	1,343,390
Shiseido Co. Ltd.	13,646	684,017
		2,027,407
TOTAL CONSUMER STAPLES		7,646,599
ENERGY - 3.3%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	38,936	1,138,489
Oil, Gas & Consumable Fuels - 2.5%
Antero Resources Corp. (a)	30,966	711,908
EQT Corp.	15,678	546,222
Equinor ASA	25,695	739,786
Marathon Petroleum Corp.	5,585	681,370
Occidental Petroleum Corp.	16,035	986,634
		3,665,920
TOTAL ENERGY		4,804,409
FINANCIALS - 15.8%
Banks - 4.7%
Bank of America Corp.	74,907	2,193,277
Citigroup, Inc.	25,139	1,183,293
First Horizon National Corp.	46,827	821,814
Huntington Bancshares, Inc.	96,620	1,082,144
JPMorgan Chase & Co.	11,314	1,564,047
Starling Bank Ltd. Series D (a)(b)(c)	34,700	131,700
		6,976,275
Capital Markets - 2.9%
Franklin Resources, Inc.	27,820	747,802
Macquarie Group Ltd.	10,562	1,288,478
NASDAQ, Inc.	40,887	2,263,913
		4,300,193
Financial Services - 3.8%
MasterCard, Inc. Class A	6,514	2,475,515
PayPal Holdings, Inc. (a)	11,486	872,936
WEX, Inc. (a)	13,112	2,325,413
		5,673,864
Insurance - 4.4%
Hartford Financial Services Group, Inc.	33,272	2,361,979
Marsh & McLennan Companies, Inc.	6,592	1,187,812
Progressive Corp.	21,128	2,881,859
		6,431,650
TOTAL FINANCIALS		23,381,982
HEALTH CARE - 12.6%
Biotechnology - 2.9%
Alnylam Pharmaceuticals, Inc. (a)	4,012	799,190
Moderna, Inc. (a)	4,848	644,251
Vertex Pharmaceuticals, Inc. (a)	7,586	2,584,778
Zai Lab Ltd. ADR (a)	8,171	285,822
		4,314,041
Health Care Equipment & Supplies - 2.6%
Hologic, Inc. (a)	33,167	2,852,694
Insulet Corp. (a)	2,728	867,613
Outset Medical, Inc. (a)	5,606	100,852
		3,821,159
Health Care Providers & Services - 2.9%
Centene Corp. (a)	22,469	1,548,788
Cigna Group	6,251	1,583,316
Elevance Health, Inc.	2,550	1,195,058
		4,327,162
Life Sciences Tools & Services - 0.6%
ICON PLC (a)	4,196	808,527
Pharmaceuticals - 3.6%
Eli Lilly & Co.	1,859	735,904
Merck KGaA	7,791	1,395,476
UCB SA	14,162	1,317,383
Zoetis, Inc. Class A	10,446	1,836,198
		5,284,961
TOTAL HEALTH CARE		18,555,850
INDUSTRIALS - 11.6%
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. Class B	9,463	1,701,542
Commercial Services & Supplies - 0.2%
Tomra Systems ASA	23,458	358,791
Electrical Equipment - 3.7%
AMETEK, Inc.	12,108	1,670,056
Eaton Corp. PLC	6,365	1,063,719
nVent Electric PLC	33,117	1,388,596
Regal Rexnord Corp.	6,747	878,190
Sunrun, Inc. (a)	25,085	527,788
		5,528,349
Machinery - 3.5%
Deere & Co.	3,611	1,365,030
Federal Signal Corp.	31,491	1,618,008
Hillenbrand, Inc.	16,682	761,033
Otis Worldwide Corp.	15,831	1,350,384
		5,094,455
Passenger Airlines - 0.2%
JetBlue Airways Corp. (a)	42,021	300,030
Professional Services - 2.8%
Leidos Holdings, Inc.	15,024	1,401,138
Manpower, Inc.	10,034	759,674
Planet Labs PBC Class A (a)	91,789	374,499
Science Applications International Corp.	15,977	1,630,133
		4,165,444
TOTAL INDUSTRIALS		17,148,611
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 1.0%
Arista Networks, Inc. (a)	9,023	1,445,124
Electronic Equipment, Instruments & Components - 2.4%
CDW Corp.	12,633	2,142,430
Flex Ltd. (a)	31,940	657,006
Insight Enterprises, Inc. (a)	6,129	741,303
		3,540,739
IT Services - 2.1%
Accenture PLC Class A	11,051	3,097,485
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices, Inc. (a)	16,263	1,453,424
Axcelis Technologies, Inc. (a)	8,484	1,003,657
Marvell Technology, Inc.	20,921	825,961
NVIDIA Corp.	9,302	2,581,212
NXP Semiconductors NV	9,396	1,538,501
		7,402,755
Software - 10.1%
Adobe, Inc. (a)	4,973	1,877,606
HubSpot, Inc. (a)	4,417	1,859,336
Intuit, Inc.	5,121	2,273,468
Microsoft Corp.	17,909	5,502,714
Pagerduty, Inc. (a)	25,894	778,374
Salesforce, Inc. (a)	12,715	2,522,275
		14,813,773
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	22,033	3,738,559
TOTAL INFORMATION TECHNOLOGY		34,038,435
MATERIALS - 4.1%
Chemicals - 2.0%
Cabot Corp.	11,702	839,736
Celanese Corp. Class A	7,026	746,442
Eastman Chemical Co.	8,895	749,582
The Chemours Co. LLC	24,349	707,825
		3,043,585
Construction Materials - 0.5%
Summit Materials, Inc.	24,984	684,811
Metals & Mining - 1.6%
Commercial Metals Co.	35,818	1,672,342
Schnitzer Steel Industries, Inc. Class A	22,199	641,329
		2,313,671
TOTAL MATERIALS		6,042,067
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Equity Lifestyle Properties, Inc.	24,378	1,679,644
Ventas, Inc.	22,435	1,078,002
		2,757,646
UTILITIES - 3.4%
Electric Utilities - 2.4%
NextEra Energy, Inc.	15,649	1,199,183
ORSTED A/S (d)	14,766	1,324,127
SSE PLC	43,995	1,015,104
		3,538,414
Water Utilities - 1.0%
American Water Works Co., Inc.	10,306	1,527,865
TOTAL UTILITIES		5,066,279
TOTAL COMMON STOCKS (Cost $133,363,984)		143,234,590

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Somatus, Inc. Series E (a)(b)(c) (Cost $350,799)	402	358,717

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (e) (Cost $4,527,991)	4,527,086	4,527,991

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $138,242,774)	148,121,298
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(623,957)
NET ASSETS - 100.0%	147,497,341

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $490,417 or 0.3% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,324,127 or 0.9% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Somatus, Inc. Series E	1/31/22	350,799

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	68,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	1,590,708	39,355,682	36,418,399	83,664	-	-	4,527,991	0.0%
Fidelity Securities Lending Cash Central Fund 4.88%	1,804,725	10,087,815	11,892,540	2,368	-	-	-	0.0%
Total	3,395,433	49,443,497	48,310,939	86,032	-	-	4,527,991

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	7,148,011	7,148,011	-	-
Consumer Discretionary	16,644,701	15,464,020	1,180,681	-
Consumer Staples	7,646,599	6,962,582	684,017	-
Energy	4,804,409	4,064,623	739,786	-
Financials	23,381,982	21,961,804	1,288,478	131,700
Health Care	18,914,567	18,555,850	-	358,717
Industrials	17,148,611	17,148,611	-	-
Information Technology	34,038,435	34,038,435	-	-
Materials	6,042,067	6,042,067	-	-
Real Estate	2,757,646	2,757,646	-	-
Utilities	5,066,279	4,051,175	1,015,104	-

Money Market Funds	4,527,991	4,527,991	-	-
Total Investments in Securities:	148,121,298	142,722,815	4,908,066	490,417
Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $133,714,783)	$143,593,307
Fidelity Central Funds (cost $4,527,991)	4,527,991

Total Investment in Securities (cost $138,242,774)		$148,121,298
Foreign currency held at value (cost $274)		274
Receivable for investments sold		1,592,865
Receivable for fund shares sold		69,753
Dividends receivable		139,836
Distributions receivable from Fidelity Central Funds		21,014
Prepaid expenses		48
Total assets		149,945,088
Liabilities
Payable for investments purchased	$2,197,812
Payable for fund shares redeemed	116,079
Accrued management fee	58,511
Distribution and service plan fees payable	3,063
Other affiliated payables	30,108
Other payables and accrued expenses	42,174
Total Liabilities		2,447,747
Net Assets		$147,497,341
Net Assets consist of:
Paid in capital		$142,959,007
Total accumulated earnings (loss)		4,538,334
Net Assets		$147,497,341

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($6,103,558 ÷ 455,677 shares) (a)		$13.39
Maximum offering price per share (100/94.25 of $13.39)		$14.21
Class M :
Net Asset Value and redemption price per share ($1,122,180 ÷ 84,101 shares) (a)		$13.34
Maximum offering price per share (100/96.50 of $13.34)		$13.82
Class C :
Net Asset Value and offering price per share ($1,602,829 ÷ 121,637 shares) (a)		$13.18
Fidelity Women's Leadership Fund :
Net Asset Value , offering price and redemption price per share ($115,107,104 ÷ 8,561,156 shares)		$13.45
Class I :
Net Asset Value , offering price and redemption price per share ($13,381,139 ÷ 995,735 shares)		$13.44
Class Z :
Net Asset Value , offering price and redemption price per share ($10,180,531 ÷ 754,646 shares)		$13.49
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$2,007,664
Interest		276
Income from Fidelity Central Funds (including $2,368 from security lending)		86,032
Total Income		2,093,972
Expenses
Management fee
Basic fee	$667,839
Performance adjustment	(56,629)
Transfer agent fees	294,697
Distribution and service plan fees	34,691
Accounting fees	45,243
Custodian fees and expenses	4,512
Independent trustees' fees and expenses	618
Registration fees	88,322
Audit	53,935
Legal	1,009
Miscellaneous	603
Total expenses before reductions	1,134,840
Expense reductions	(5,413)
Total expenses after reductions		1,129,427
Net Investment income (loss)		964,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,417,081)
Foreign currency transactions	(12,444)
Total net realized gain (loss)		(4,429,525)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $247)	6,423,712
Assets and liabilities in foreign currencies	669
Total change in net unrealized appreciation (depreciation)		6,424,381
Net gain (loss)		1,994,856
Net increase (decrease) in net assets resulting from operations		$2,959,401
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$964,545	$257,436
Net realized gain (loss)	(4,429,525)	1,450,283
Change in net unrealized appreciation (depreciation)	6,424,381	(19,539,713)
Net increase (decrease) in net assets resulting from operations	2,959,401	(17,831,994)
Distributions to shareholders	(755,398)	(3,850,676)
Share transactions - net increase (decrease)	16,505,229	33,890,981
Total increase (decrease) in net assets	18,709,232	12,208,311

Net Assets
Beginning of period	128,788,109	116,579,798
End of period	$147,497,341	$128,788,109

Financial Highlights
Fidelity Advisor® Women's Leadership Fund Class A

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.18	$15.28	$9.80	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07	- D	- D	.04
Net realized and unrealized gain (loss)	.20	(1.70)	5.49	(.22)
Total from investment operations	.27	(1.70)	5.49	(.18)
Distributions from net investment income	(.06)	- D	(.01)	(.02)
Distributions from net realized gain	-	(.40)	-	-
Total distributions	(.06)	(.40)	(.01)	(.02)
Net asset value, end of period	$13.39	$13.18	$15.28	$9.80
Total Return E,F	2.10%	(11.46)%	56.03%	(1.84)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.09%	1.10%	1.28%	2.50%
Expenses net of fee waivers, if any	1.09%	1.10%	1.25%	1.25%
Expenses net of all reductions	1.09%	1.10%	1.24%	1.25%
Net investment income (loss)	.57%	(.01)%	(.03)%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$6,104	$5,171	$2,865	$769
Portfolio turnover rate I	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class M

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.14	$15.22	$9.78	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04	(.04)	(.04)	.01
Net realized and unrealized gain (loss)	.20	(1.69)	5.48	(.22)
Total from investment operations	.24	(1.73)	5.44	(.21)
Distributions from net investment income	(.04)	-	- D	(.01)
Distributions from net realized gain	-	(.35)	-	-
Total distributions	(.04)	(.35)	- D	(.01)
Net asset value, end of period	$13.34	$13.14	$15.22	$9.78
Total Return E,F	1.83%	(11.66)%	55.65%	(2.12)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.37%	1.35%	1.52%	2.86%
Expenses net of fee waivers, if any	1.37%	1.35%	1.50%	1.50%
Expenses net of all reductions	1.37%	1.35%	1.49%	1.50%
Net investment income (loss)	.28%	(.27)%	(.28)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,122	$1,054	$974	$443
Portfolio turnover rate I	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class C

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.00	$15.09	$9.74	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.03)	(.11)	(.10)	(.04)
Net realized and unrealized gain (loss)	.21	(1.68)	5.45	(.22)
Total from investment operations	.18	(1.79)	5.35	(.26)
Distributions from net realized gain	-	(.30)	-	-
Total distributions	-	(.30)	-	-
Net asset value, end of period	$13.18	$13.00	$15.09	$9.74
Total Return D,E	1.38%	(12.12)%	54.93%	(2.60)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.86%	1.84%	1.99%	3.36%
Expenses net of fee waivers, if any	1.86%	1.84%	1.99%	2.00%
Expenses net of all reductions	1.86%	1.84%	1.98%	2.00%
Net investment income (loss)	(.20)%	(.75)%	(.77)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,603	$1,540	$937	$468
Portfolio turnover rate H	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Women's Leadership Fund

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.22	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.03	.03	.06
Net realized and unrealized gain (loss)	.21	(1.70)	5.50	(.22)
Total from investment operations	.31	(1.67)	5.53	(.16)
Distributions from net investment income	(.08)	(.02)	(.03)	(.03)
Distributions from net realized gain	-	(.40)	-	-
Total distributions	(.08)	(.42)	(.03)	(.03)
Net asset value, end of period	$13.45	$13.22	$15.31	$9.81
Total Return D	2.37%	(11.25)%	56.44%	(1.63)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.89%	.92%	1.10%	2.19%
Expenses net of fee waivers, if any	.89%	.90%	1.00%	1.00%
Expenses net of all reductions	.89%	.90%	.99%	1.00%
Net investment income (loss)	.76%	.18%	.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$115,107	$101,533	$98,888	$22,272
Portfolio turnover rate G	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class I

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.21	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.04	.03	.06
Net realized and unrealized gain (loss)	.21	(1.70)	5.51	(.22)
Total from investment operations	.32	(1.66)	5.54	(.16)
Distributions from net investment income	(.09)	(.04)	(.04)	(.03)
Distributions from net realized gain	-	(.40)	-	-
Total distributions	(.09)	(.44)	(.04)	(.03)
Net asset value, end of period	$13.44	$13.21	$15.31	$9.81
Total Return D	2.46%	(11.20)%	56.52%	(1.63)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.80%	.81%	.98%	2.22%
Expenses net of fee waivers, if any	.79%	.81%	.98%	1.00%
Expenses net of all reductions	.79%	.81%	.97%	1.00%
Net investment income (loss)	.86%	.28%	.24%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$13,381	$11,273	$3,874	$702
Portfolio turnover rate G	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class Z

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.25	$15.35	$9.83	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.13	.06	.05	.08
Net realized and unrealized gain (loss)	.21	(1.71)	5.51	(.22)
Total from investment operations	.34	(1.65)	5.56	(.14)
Distributions from net investment income	(.10)	(.05)	(.04)	(.03)
Distributions from net realized gain	-	(.40)	-	-
Total distributions	(.10)	(.45)	(.04)	(.03)
Net asset value, end of period	$13.49	$13.25	$15.35	$9.83
Total Return D	2.59%	(11.13)%	56.63%	(1.43)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.68%	.69%	.87%	1.88%
Expenses net of fee waivers, if any	.67%	.69%	.85%	.85%
Expenses net of all reductions	.67%	.69%	.84%	.85%
Net investment income (loss)	.98%	.40%	.37%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$10,181	$8,216	$9,043	$2,376
Portfolio turnover rate G	22%	48%	35%	52%

A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,449,755
Gross unrealized depreciation	(12,983,770)
Net unrealized appreciation (depreciation)	$9,465,985
Tax Cost	$138,655,313

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$151,635
Capital loss carryforward	$(5,078,623)
Net unrealized appreciation (depreciation) on securities and other investments	$9,465,688

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,078,623)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$755,398	$2,206,934
Long-term Capital Gains	-	1,643,743
Total	$755,398	$3,850,677

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4.Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	42,467,656	28,113,111

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Women's Leadership Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$13,978	$559
Class M	.25%	.25%	5,424	16
Class C	.75%	.25%	15,289	4,119
			$34,691	$4,694

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,035
Class M	240
Class C A	211
$9,486

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,514.21
Class M	2,567.24
Class C	3,438.22
Fidelity Women's Leadership Fund	255,334.26
Class I	18,382.16
Class Z	3,462.04
	$294,697

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Women's Leadership Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Women's Leadership Fund	$337

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Women's Leadership Fund	1,512,723	853,916	(522,412)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Women's Leadership Fund	$236

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Women's Leadership Fund	$228	$5	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $108. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$85

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,220.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$27,652	$111,894
Class M	3,208	24,841
Class C	-	28,323
Fidelity Women's Leadership Fund	578,127	3,101,859
Class I	87,523	293,915
Class Z	58,888	289,844
Total	$755,398	$3,850,676

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2023	Year ended April 30, 2022	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Women's Leadership Fund
Class A
Shares sold	141,008	214,342	$1,797,187	$3,271,433
Reinvestment of distributions	2,161	7,212	27,138	109,985
Shares redeemed	(79,981)	(16,599)	(1,015,214)	(254,825)
Net increase (decrease)	63,188	204,955	$809,111	$3,126,593
Class M
Shares sold	11,061	17,367	$139,353	$265,289
Reinvestment of distributions	256	1,635	3,208	24,841
Shares redeemed	(7,469)	(2,733)	(93,120)	(41,893)
Net increase (decrease)	3,848	16,269	$49,441	$248,237
Class C
Shares sold	20,115	72,426	$255,147	$1,099,839
Reinvestment of distributions	-	1,841	-	27,774
Shares redeemed	(16,959)	(17,878)	(213,813)	(249,596)
Net increase (decrease)	3,156	56,389	$41,334	$878,017
Fidelity Women's Leadership Fund
Shares sold	2,347,545	2,939,308	$30,916,025	$45,268,708
Reinvestment of distributions	42,668	191,234	537,622	2,919,250
Shares redeemed	(1,511,874)	(1,906,544)	(19,406,034)	(28,945,460)
Net increase (decrease)	878,339	1,223,998	$12,047,613	$19,242,498
Class I
Shares sold	444,612	850,923	$5,699,005	$13,354,621
Reinvestment of distributions	6,932	19,138	87,280	292,838
Shares redeemed	(309,351)	(269,624)	(3,964,930)	(3,716,366)
Net increase (decrease)	142,193	600,437	$1,821,355	$9,931,093
Class Z
Shares sold	325,511	298,679	$4,239,577	$4,535,147
Reinvestment of distributions	4,454	16,552	56,255	253,122
Shares redeemed	(195,364)	(284,436)	(2,559,457)	(4,323,726)
Net increase (decrease)	134,601	30,795	$1,736,375	$464,543

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Women's Leadership Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Women's Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of three years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023
Fidelity® Women's Leadership Fund
Class A	1.12%
Actual		$ 1,000	$ 1,068.90	$ 5.75
Hypothetical- B		$ 1,000	$ 1,019.24	$ 5.61
Class M	1.40%
Actual		$ 1,000	$ 1,067.90	$ 7.18
Hypothetical- B		$ 1,000	$ 1,017.85	$ 7.00
Class C	1.90%
Actual		$ 1,000	$ 1,065.50	$ 9.73
Hypothetical- B		$ 1,000	$ 1,015.37	$ 9.49
Fidelity® Women's Leadership Fund	.92%
Actual		$ 1,000	$ 1,070.70	$ 4.72
Hypothetical- B		$ 1,000	$ 1,020.23	$ 4.61
Class I	.82%
Actual		$ 1,000	$ 1,070.80	$ 4.21
Hypothetical- B		$ 1,000	$ 1,020.73	$ 4.11
Class Z	.71%
Actual		$ 1,000	$ 1,072.10	$ 3.65
Hypothetical- B		$ 1,000	$ 1,021.27	$ 3.56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A, Class M, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9893105.103
WLF-ANN-0623
Fidelity® High Income Fund

Annual Report
April 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-5.28%	0.55%	2.43%
Class M (incl.4.00% sales charge)	-5.28%	0.54%	2.43%
Class C (incl. contingent deferred sales charge)	-3.03%	0.69%	2.50%
Fidelity® High Income Fund	-1.04%	1.64%	2.99%
Class I	-1.12%	1.61%	2.97%
Class Z	-0.98%	1.69%	3.01%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income
Fund, the original class of the fund.
The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income
Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -2% to -1%, underperforming the 1.03% gain of the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds returned -0.55% and detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially in technology & electronics. Security selection in media and real estate also hampered the fund's relative result. The biggest individual relative detractor was an overweight position in Rackspace Hosting (-64%). Another notable relative detractor was an outsized stake in Communications Sales & Leasing (Uniti Group), which returned -18% and was among the biggest holdings in the fund. Another notable relative detractor was an overweight in Dish Network (-24%), which was among the largest holdings at period end. Conversely, the top contributor to performance versus the benchmark was our security selection in services. Also helping the fund's relative result was security selection and an underweight in retail and security picks and an overweight in energy. Our top individual relative contributor was an out-of-benchmark stake in Jonah Energy (+87%). Our second-largest relative contributor this period was avoiding LightSquared/Ligado, a benchmark component that returned about -50%. Another key contributor was our out-of-benchmark position in Mesquite Energy (+14%). Notable changes in positioning include reduced exposure to the leisure and telecommunications industries.
Note to shareholders: After 18 years at Fidelity, Michael Weaver will retire from the firm on July 5, 2023. Effective June 7, 2023, Benjamin Harrison and Alexandre Karam will assume full portfolio management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
New Fortress Energy, Inc.	2.4
CCO Holdings LLC/CCO Holdings Capital Corp.	2.1
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.0
Uniti Group LP / Uniti Group Finance, Inc.	1.8
Community Health Systems, Inc.	1.8
Ford Motor Credit Co. LLC	1.8
Occidental Petroleum Corp.	1.7
TransDigm, Inc.	1.6
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.6
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.5
18.3

Market Sectors (% of Fund's net assets)

Energy	16.2
Telecommunications	8.0
Services	7.1
Healthcare	6.8
Technology	6.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 86.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 2.3%
Broadcasting - 1.2%
DISH Network Corp.:
2.375% 3/15/24	23,514	20,340
3.375% 8/15/26	33,458	15,759
		36,099
Energy - 1.1%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	1,681	11,296
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	2,898	19,470
		30,766
TOTAL CONVERTIBLE BONDS		66,865
Nonconvertible Bonds - 83.9%
Aerospace - 2.7%
ATI, Inc.:
4.875% 10/1/29	2,320	2,139
5.875% 12/1/27	3,130	3,057
Bombardier, Inc. 7.875% 4/15/27 (d)	9,547	9,526
BWX Technologies, Inc. 4.125% 6/30/28 (d)	7,903	7,234
Howmet Aerospace, Inc.:
5.9% 2/1/27	1,380	1,413
6.875% 5/1/25	1,380	1,421
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)	2,155	1,708
4.625% 3/1/28 (d)	6,545	5,779
Moog, Inc. 4.25% 12/15/27 (d)	410	385
TransDigm, Inc.:
4.625% 1/15/29	5,930	5,367
5.5% 11/15/27	23,422	22,485
6.25% 3/15/26 (d)	10,225	10,273
6.375% 6/15/26	2,760	2,756
6.75% 8/15/28 (d)	4,100	4,164
7.5% 3/15/27	1,582	1,590
		79,297
Air Transportation - 0.8%
Air Canada 3.875% 8/15/26 (d)	2,030	1,879
American Airlines, Inc. 7.25% 2/15/28 (d)	1,370	1,333
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)	9,205	9,039
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)	1,173	1,171
Rand Parent LLC 8.5% 2/15/30 (d)	1,920	1,739
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)	6,820	6,888
		22,049
Automotive - 0.2%
Ford Motor Co.:
6.1% 8/19/32	3,105	2,961
7.4% 11/1/46	1,085	1,105
Ford Motor Credit Co. LLC 3.625% 6/17/31	3,945	3,252
		7,318
Automotive & Auto Parts - 2.2%
Adient Global Holdings Ltd. 7% 4/15/28 (d)	815	836
Allison Transmission, Inc. 3.75% 1/30/31 (d)	1,370	1,169
Dana, Inc.:
4.25% 9/1/30	1,115	903
5.375% 11/15/27	745	700
Ford Motor Co.:
3.25% 2/12/32	2,745	2,122
4.75% 1/15/43	1,360	1,022
5.291% 12/8/46	550	445
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.7305% 3/6/26 (e)(f)	3,910	3,931
2.3% 2/10/25	12,405	11,549
2.9% 2/10/29	6,905	5,729
3.375% 11/13/25	1,380	1,282
3.815% 11/2/27	4,080	3,658
4% 11/13/30	1,415	1,213
4.389% 1/8/26	2,765	2,627
4.95% 5/28/27	5,655	5,348
5.125% 6/16/25	1,385	1,348
6.95% 3/6/26	11,030	11,133
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (d)(e)	550	495
Macquarie AirFinance Holdings 8.375% 5/1/28 (d)	2,865	2,867
ZF North America Capital, Inc.:
4.75% 4/29/25 (d)	3,320	3,244
6.875% 4/14/28 (d)	1,440	1,482
7.125% 4/14/30 (d)	1,440	1,487
		64,590
Banks & Thrifts - 0.4%
Ally Financial, Inc.:
5.75% 11/20/25	268	260
6.7% 2/14/33	5,480	4,945
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	2,430	2,175
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (d)	1,095	857
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (d)	1,090	943
7.875% 5/1/27 (d)	1,090	1,041
		10,221
Broadcasting - 1.5%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(g)	22,770	1,537
DISH Network Corp. 11.75% 11/15/27 (d)	7,125	6,731
Nexstar Media, Inc.:
4.75% 11/1/28 (d)	1,100	967
5.625% 7/15/27 (d)	1,370	1,287
Sinclair Television Group, Inc. 5.5% 3/1/30 (d)	2,700	2,086
Sirius XM Radio, Inc.:
4% 7/15/28 (d)	5,800	4,897
4.125% 7/1/30 (d)	5,380	4,315
5.5% 7/1/29 (d)	8,285	7,380
TEGNA, Inc.:
4.625% 3/15/28	4,880	4,345
5% 9/15/29	1,775	1,554
Univision Communications, Inc.:
4.5% 5/1/29 (d)	5,615	4,839
6.625% 6/1/27 (d)	3,655	3,519
		43,457
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)	1,486	1,421
Builders FirstSource, Inc. 4.25% 2/1/32 (d)	5,595	4,902
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	3,455	3,043
6% 12/1/29 (d)	3,095	2,521
		11,887
Cable/Satellite TV - 4.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	11,784	9,651
4.25% 1/15/34 (d)	5,535	4,216
4.5% 8/15/30 (d)	14,630	12,285
4.5% 5/1/32	12,236	9,796
4.5% 6/1/33 (d)	11,280	8,979
4.75% 3/1/30 (d)	5,630	4,844
4.75% 2/1/32 (d)	7,980	6,603
5% 2/1/28 (d)	3,840	3,550
5.375% 6/1/29 (d)	4,390	4,026
CSC Holdings LLC:
3.375% 2/15/31 (d)	5,000	3,436
4.125% 12/1/30 (d)	2,939	2,109
4.5% 11/15/31 (d)	1,430	1,002
4.625% 12/1/30 (d)	17,824	8,700
5.375% 2/1/28 (d)	15,430	12,656
5.75% 1/15/30 (d)	3,475	1,773
7.5% 4/1/28 (d)	2,935	1,834
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)	1,355	1,189
DISH DBS Corp. 5.75% 12/1/28 (d)	7,065	5,023
Dolya Holdco 18 DAC 5% 7/15/28 (d)	4,188	3,754
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)	4,479	3,486
6.5% 9/15/28 (d)	19,428	9,065
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)	7,800	7,199
Ziggo BV 4.875% 1/15/30 (d)	5,505	4,735
		129,911
Capital Goods - 1.0%
Mueller Water Products, Inc. 4% 6/15/29 (d)	4,685	4,231
Regal Rexnord Corp.:
6.05% 2/15/26 (d)	4,150	4,209
6.05% 4/15/28 (d)	2,765	2,791
6.3% 2/15/30 (d)	2,765	2,817
Vertical Holdco GmbH 7.625% 7/15/28 (d)	3,980	3,560
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)	12,934	12,092
		29,700
Chemicals - 3.2%
CVR Partners LP 6.125% 6/15/28 (d)	5,120	4,623
Element Solutions, Inc. 3.875% 9/1/28 (d)	2,554	2,254
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)	4,440	4,109
7% 12/31/27 (d)	1,080	949
LSB Industries, Inc. 6.25% 10/15/28 (d)	2,215	1,949
Methanex Corp.:
5.125% 10/15/27	11,101	10,606
5.65% 12/1/44	8,249	6,849
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)	5,020	4,065
4.875% 6/1/24 (d)	4,330	4,261
5% 5/1/25 (d)	2,270	2,203
5.25% 6/1/27 (d)	4,970	4,498
Nufarm Australia Ltd. 5% 1/27/30 (d)	6,520	5,795
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)	5,155	4,398
6.25% 10/1/29 (d)	5,435	4,367
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)	550	495
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	3,935	3,624
The Chemours Co. LLC:
4.625% 11/15/29 (d)	1,785	1,470
5.375% 5/15/27	10,144	9,427
5.75% 11/15/28 (d)	6,620	5,884
Tronox, Inc. 4.625% 3/15/29 (d)	1,370	1,137
W.R. Grace Holding LLC:
5.625% 8/15/29 (d)	9,670	8,341
7.375% 3/1/31 (d)	1,105	1,107
		92,411
Consumer Products - 0.7%
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (d)	740	690
Mattel, Inc.:
3.375% 4/1/26 (d)	6,425	6,077
3.75% 4/1/29 (d)	8,300	7,491
5.45% 11/1/41	1,100	978
Newell Brands, Inc.:
4.7% 4/1/26	1,380	1,318
6% 4/1/46 (h)	1,100	857
6.375% 9/15/27	1,380	1,359
6.625% 9/15/29	1,470	1,452
The Scotts Miracle-Gro Co.:
4% 4/1/31	550	444
4.375% 2/1/32	820	663
		21,329
Containers - 1.3%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(e)	1,070	877
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27 (d)	1,880	1,605
5.25% 8/15/27 (d)	3,205	2,736
Ball Corp.:
2.875% 8/15/30	1,370	1,149
4.875% 3/15/26	4,150	4,110
Berry Global, Inc. 4.875% 7/15/26 (d)	2,210	2,161
BWAY Holding Co. 7.875% 8/15/26 (d)	4,120	4,179
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)	1,360	1,184
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	2,160	1,925
LABL, Inc.:
5.875% 11/1/28 (d)	800	738
6.75% 7/15/26 (d)	535	530
9.5% 11/1/28 (d)	535	551
10.5% 7/15/27 (d)	1,595	1,515
Sealed Air Corp. 5% 4/15/29 (d)	5,450	5,224
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (d)	1,655	1,679
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)	4,717	4,579
8.5% 8/15/27 (d)	2,621	2,530
		37,272
Diversified Financial Services - 3.9%
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	4,470	2,700
3.625% 10/1/31 (d)	5,180	2,895
Hightower Holding LLC 6.75% 4/15/29 (d)	3,880	3,367
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	10,765	9,454
4.75% 9/15/24	460	454
5.25% 5/15/27	30,900	29,085
6.25% 5/15/26	16,461	16,227
6.375% 12/15/25	3,120	3,093
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (d)	980	824
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (d)	3,635	2,876
LPL Holdings, Inc. 4.375% 5/15/31 (d)	1,370	1,216
MSCI, Inc.:
3.25% 8/15/33 (d)	3,645	2,962
3.625% 9/1/30 (d)	5,655	4,878
OneMain Finance Corp.:
3.5% 1/15/27	8,300	7,039
3.875% 9/15/28	11,800	9,470
6.875% 3/15/25	4,965	4,857
7.125% 3/15/26	11,800	11,499
		112,896
Diversified Media - 0.3%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)	9,443	7,347
Energy - 13.8%
Altus Midstream LP 5.875% 6/15/30 (d)	3,635	3,482
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)	1,375	1,330
7.875% 5/15/26 (d)	1,375	1,412
Apache Corp.:
4.25% 1/15/30	1,960	1,791
5.1% 9/1/40	2,465	2,113
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	6,465	5,899
California Resources Corp. 7.125% 2/1/26 (d)	1,930	1,949
Centennial Resource Production LLC:
5.875% 7/1/29 (d)	3,925	3,699
7.75% 2/15/26 (d)	660	667
Cheniere Energy Partners LP:
3.25% 1/31/32	5,655	4,711
4% 3/1/31	2,745	2,455
Citgo Petroleum Corp. 6.375% 6/15/26 (d)	6,098	5,939
CNX Resources Corp. 7.375% 1/15/31 (d)	1,580	1,524
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	3,370	2,893
6.75% 3/1/29 (d)	4,280	3,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	22,398	21,494
5.75% 4/1/25	9,692	9,547
6% 2/1/29 (d)	12,181	11,481
7.375% 2/1/31 (d)	2,760	2,760
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (d)	2,510	2,371
5.625% 10/15/25 (d)	560	553
CVR Energy, Inc.:
5.25% 2/15/25 (d)	9,749	9,426
5.75% 2/15/28 (d)	5,483	4,900
Delek Logistics Partners LP 7.125% 6/1/28 (d)	7,325	6,672
DT Midstream, Inc.:
4.125% 6/15/29 (d)	4,090	3,625
4.375% 6/15/31 (d)	1,375	1,196
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	2,520	2,507
EnLink Midstream LLC:
5.625% 1/15/28 (d)	1,630	1,605
6.5% 9/1/30 (d)	2,530	2,556
EnLink Midstream Partners LP 4.85% 7/15/26	2,485	2,420
EQM Midstream Partners LP:
4% 8/1/24	2,745	2,659
4.75% 1/15/31 (d)	1,370	1,123
6% 7/1/25 (d)	355	349
6.5% 7/1/27 (d)	4,947	4,823
6.5% 7/15/48	815	617
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	1,785	1,669
Harvest Midstream I LP 7.5% 9/1/28 (d)	2,365	2,314
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	1,880	1,671
5.125% 6/15/28 (d)	7,610	7,229
5.5% 10/15/30 (d)	1,370	1,275
5.625% 2/15/26 (d)	6,625	6,521
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)	1,960	1,831
6.25% 11/1/28 (d)	1,960	1,877
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)	4,080	3,804
Mesquite Energy, Inc. 7.25% 12/31/49 (c)(d)(g)	28,768	0
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	31,990	29,457
6.75% 9/15/25 (d)	35,507	33,815
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	4,350	4,171
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)	760	751
Occidental Petroleum Corp.:
4.2% 3/15/48	1,360	1,061
4.4% 4/15/46	4,100	3,302
4.4% 8/15/49	1,900	1,494
4.5% 7/15/44	3,365	2,722
5.5% 12/1/25	6,915	6,937
5.55% 3/15/26	830	837
5.875% 9/1/25	4,195	4,240
6.125% 1/1/31	4,795	5,013
6.45% 9/15/36	3,155	3,348
6.625% 9/1/30	6,440	6,875
7.5% 5/1/31	6,195	6,912
7.875% 9/15/31	1,135	1,286
7.95% 6/15/39	685	782
8.875% 7/15/30	4,715	5,540
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)	1,900	1,691
4.95% 7/15/29 (d)	4,294	3,965
6.875% 4/15/40 (d)	1,598	1,391
SM Energy Co. 5.625% 6/1/25	3,075	3,004
Southwestern Energy Co. 4.75% 2/1/32	3,580	3,157
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	525	512
Sunnova Energy Corp. 5.875% 9/1/26 (d)	1,600	1,450
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	5,094	4,589
5.875% 3/15/28	4,990	4,878
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)	2,990	2,648
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)	9,865	9,127
6% 3/1/27 (d)	10,867	10,485
6% 12/31/30 (d)	9,160	8,135
6% 9/1/31 (d)	9,425	8,345
7.5% 10/1/25 (d)	9,570	9,643
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	2,745	2,587
Teine Energy Ltd. 6.875% 4/15/29 (d)	745	680
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)	2,003	1,954
Transocean, Inc.:
7.5% 1/15/26 (d)	2,085	1,923
8% 2/1/27 (d)	4,525	4,016
8.75% 2/15/30 (d)	3,585	3,617
Valaris Ltd. 8.375% 4/30/30 (d)	3,730	3,732
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	6,215	5,582
3.875% 11/1/33 (d)	1,455	1,227
4.125% 8/15/31 (d)	5,475	4,850
6.25% 1/15/30 (d)	4,150	4,208
Western Gas Partners LP:
3.35% 2/1/25	4,945	4,722
3.95% 6/1/25	1,370	1,319
5.3% 3/1/48	1,360	1,145
5.5% 8/15/48	815	697
5.5% 2/1/50	2,720	2,308
		400,744
Environmental - 1.1%
Clean Harbors, Inc. 6.375% 2/1/31 (d)	1,305	1,331
Covanta Holding Corp. 4.875% 12/1/29 (d)	4,165	3,707
Darling Ingredients, Inc. 6% 6/15/30 (d)	2,155	2,132
GFL Environmental, Inc.:
3.75% 8/1/25 (d)	2,765	2,673
5.125% 12/15/26 (d)	2,765	2,720
Madison IAQ LLC:
4.125% 6/30/28 (d)	6,715	5,908
5.875% 6/30/29 (d)	6,055	4,740
Stericycle, Inc.:
3.875% 1/15/29 (d)	6,570	5,911
5.375% 7/15/24 (d)	1,385	1,377
		30,499
Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (d)	740	696
3.5% 3/15/29 (d)	6,553	5,806
4.875% 2/15/30 (d)	5,310	4,952
BellRing Brands, Inc. 7% 3/15/30 (d)	1,100	1,127
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)	9,414	4,995
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)	1,435	1,228
Parkland Corp. 4.625% 5/1/30 (d)	1,605	1,396
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)	275	261
		20,461
Food/Beverage/Tobacco - 1.8%
C&S Group Enterprises LLC 5% 12/15/28 (d)	3,995	3,154
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)	1,100	1,009
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)	11,855	10,857
4.375% 1/31/32 (d)	1,370	1,250
Performance Food Group, Inc. 5.5% 10/15/27 (d)	542	531
Pilgrim's Pride Corp.:
3.5% 3/1/32	1,370	1,103
4.25% 4/15/31	1,615	1,405
Post Holdings, Inc.:
4.625% 4/15/30 (d)	3,666	3,311
5.5% 12/15/29 (d)	3,587	3,412
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)	5,745	5,067
TreeHouse Foods, Inc. 4% 9/1/28	2,065	1,828
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	16,125	13,545
U.S. Foods, Inc.:
4.625% 6/1/30 (d)	2,045	1,870
4.75% 2/15/29 (d)	2,520	2,344
United Natural Foods, Inc. 6.75% 10/15/28 (d)	550	522
		51,208
Gaming - 1.7%
Affinity Gaming LLC 6.875% 12/15/27 (d)	10,355	9,314
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)	4,530	4,536
7% 2/15/30 (d)	3,300	3,329
8.125% 7/1/27 (d)	6,319	6,447
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	5,565	5,611
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (d)	5,390	4,366
Golden Entertainment, Inc. 7.625% 4/15/26 (d)	3,921	3,960
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	2,400	2,088
Station Casinos LLC 4.5% 2/15/28 (d)	4,745	4,363
Transocean, Inc. 7.25% 11/1/25 (d)	1,350	1,286
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (d)	2,740	2,443
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (d)	1,365	1,398
		49,141
Healthcare - 6.4%
1375209 BC Ltd. 9% 1/30/28 (d)	3,606	3,570
180 Medical, Inc. 3.875% 10/15/29 (d)	2,575	2,293
Amgen, Inc. 5.6% 3/2/43	2,990	3,077
AMN Healthcare 4% 4/15/29 (d)	1,674	1,473
Avantor Funding, Inc.:
3.875% 11/1/29 (d)	3,310	2,916
4.625% 7/15/28 (d)	2,215	2,072
Catalent Pharma Solutions 3.5% 4/1/30 (d)	2,900	2,459
Centene Corp.:
2.5% 3/1/31	3,710	3,026
3% 10/15/30	3,590	3,057
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	2,975	2,610
4% 3/15/31 (d)	2,475	2,156
4.25% 5/1/28 (d)	768	699
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	10,365	8,362
5.25% 5/15/30 (d)	19,665	16,390
5.625% 3/15/27 (d)	13,825	12,757
6% 1/15/29 (d)	6,140	5,442
6.125% 4/1/30 (d)	6,035	4,295
6.875% 4/15/29 (d)	3,620	2,679
8% 3/15/26 (d)	3,135	3,107
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	5,375	4,676
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	2,170	1,747
4.625% 6/1/30 (d)	9,260	8,066
Embecta Corp. 5% 2/15/30 (d)	2,745	2,368
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	3,442	2,744
HCA Holdings, Inc. 5.5% 6/15/47	2,720	2,559
HealthEquity, Inc. 4.5% 10/1/29 (d)	3,705	3,313
Hologic, Inc.:
3.25% 2/15/29 (d)	6,190	5,564
4.625% 2/1/28 (d)	134	130
Humana, Inc. 5.875% 3/1/33	2,720	2,930
Jazz Securities DAC 4.375% 1/15/29 (d)	4,925	4,526
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	2,030	1,637
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)	3,370	2,973
3.875% 5/15/32 (d)	1,465	1,255
Mozart Borrower LP 3.875% 4/1/29 (d)	1,375	1,203
Option Care Health, Inc. 4.375% 10/31/29 (d)	2,765	2,486
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	9,435	8,680
5.125% 4/30/31 (d)	820	731
Owens & Minor, Inc. 4.5% 3/31/29 (d)	2,610	2,093
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (d)	7,060	6,448
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	3,955	2,774
Teleflex, Inc. 4.25% 6/1/28 (d)	1,540	1,444
Tenet Healthcare Corp.:
4.25% 6/1/29	6,395	5,867
4.375% 1/15/30	4,965	4,562
4.625% 6/15/28	1,728	1,638
6.125% 10/1/28	5,720	5,550
6.125% 6/15/30 (d)	6,675	6,602
6.25% 2/1/27	3,134	3,118
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	3,265	2,953
7.875% 9/15/29	830	871
8.125% 9/15/31	830	877
		184,825
Homebuilders/Real Estate - 3.9%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)	2,515	2,100
Howard Hughes Corp.:
4.125% 2/1/29 (d)	2,350	1,976
4.375% 2/1/31 (d)	1,765	1,430
Kennedy-Wilson, Inc. 4.75% 2/1/30	3,915	3,030
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	10,750	7,363
4.625% 8/1/29	7,355	5,568
5% 10/15/27	23,595	19,663
5.25% 8/1/26	1,630	1,452
Railworks Holdings LP 8.25% 11/15/28 (d)	5,035	4,780
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	4,210	3,121
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)	4,730	3,372
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)	1,005	942
5.625% 3/1/24 (d)	1,375	1,368
TopBuild Corp. 4.125% 2/15/32 (d)	2,115	1,817
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	70	70
TRI Pointe Homes, Inc. 5.7% 6/15/28	545	535
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	19,235	15,295
6.5% 2/15/29 (d)	54,180	32,708
10.5% 2/15/28 (d)	5,485	5,249
		111,839
Hotels - 0.7%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)	11,850	10,113
3.75% 5/1/29 (d)	215	194
4% 5/1/31 (d)	6,635	5,868
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)	4,395	4,086
		20,261
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (d)	1,100	921
7% 11/15/25 (d)	550	525
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)	8,485	7,768
6.75% 10/15/27 (d)	1,355	1,265
6.75% 4/15/28 (d)	1,370	1,368
AmWINS Group, Inc. 4.875% 6/30/29 (d)	3,390	3,076
AssuredPartners, Inc. 5.625% 1/15/29 (d)	3,295	2,853
HUB International Ltd. 7% 5/1/26 (d)	1,900	1,892
		19,668
Leisure - 2.2%
Carnival Corp.:
5.75% 3/1/27 (d)	6,595	5,407
6% 5/1/29 (d)	5,195	4,078
6.65% 1/15/28	750	580
7.625% 3/1/26 (d)	11,060	10,087
MajorDrive Holdings IV LLC 6.375% 6/1/29 (d)	3,585	2,832
NCL Corp. Ltd.:
5.875% 3/15/26 (d)	2,175	1,873
7.75% 2/15/29 (d)	4,840	4,100
NCL Finance Ltd. 6.125% 3/15/28 (d)	1,660	1,340
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)	10,620	9,512
5.375% 7/15/27 (d)	3,900	3,462
5.5% 8/31/26 (d)	10,740	9,846
5.5% 4/1/28 (d)	6,610	5,832
7.25% 1/15/30 (d)	1,370	1,374
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	1,605	1,357
Voc Escrow Ltd. 5% 2/15/28 (d)	3,550	3,157
		64,837
Metals/Mining - 1.4%
Arconic Corp. 6% 5/15/25 (d)	1,380	1,372
Cleveland-Cliffs, Inc. 4.875% 3/1/31 (d)	550	483
Constellium NV 5.875% 2/15/26 (d)	2,005	1,995
Eldorado Gold Corp. 6.25% 9/1/29 (d)	1,505	1,400
ERO Copper Corp. 6.5% 2/15/30 (d)	7,950	7,061
First Quantum Minerals Ltd.:
6.875% 3/1/26 (d)	2,210	2,160
6.875% 10/15/27 (d)	9,420	9,113
7.5% 4/1/25 (d)	2,205	2,194
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)	1,375	1,194
4.5% 9/15/27 (d)	1,595	1,516
5.125% 5/15/24 (d)	1,115	1,110
Howmet Aerospace, Inc. 5.95% 2/1/37	1,100	1,119
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	2,225	2,072
Mineral Resources Ltd. 8.5% 5/1/30 (d)	3,355	3,414
Novelis Corp.:
3.25% 11/15/26 (d)	815	746
3.875% 8/15/31 (d)	1,360	1,139
PMHC II, Inc. 9% 2/15/30 (d)	5,155	3,942
		42,030
Paper - 0.8%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (d)	3,020	2,450
6% 6/15/27 (d)	4,690	4,666
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)	1,950	1,914
8.75% 4/15/30 (d)	3,995	3,677
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	1,010	861
Glatfelter Corp. 4.75% 11/15/29 (d)	3,520	2,506
Mercer International, Inc. 5.125% 2/1/29	1,780	1,486
SPA Holdings 3 OY 4.875% 2/4/28 (d)	5,695	4,822
		22,382
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (d)	4,070	3,748
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)	2,565	2,223
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	2,310	2,167
4% 10/15/30 (d)	7,316	6,387
5.75% 4/15/25 (d)	1,055	1,057
Garden SpinCo Corp. 8.625% 7/20/30 (d)	1,415	1,521
Yum! Brands, Inc.:
3.625% 3/15/31	1,370	1,210
4.625% 1/31/32	8,980	8,385
5.375% 4/1/32	1,100	1,073
		21,800
Services - 5.7%
ADT Corp. 4.125% 8/1/29 (d)	3,320	2,884
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	7,028	6,677
AECOM 5.125% 3/15/27	1,845	1,807
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)	2,250	1,764
9.75% 7/15/27 (d)	3,570	3,321
APX Group, Inc. 6.75% 2/15/27 (d)	2,720	2,717
Aramark Services, Inc. 6.375% 5/1/25 (d)	6,350	6,350
ASGN, Inc. 4.625% 5/15/28 (d)	2,500	2,310
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)	8,250	7,559
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)	20,855	19,515
CoreCivic, Inc.:
4.75% 10/15/27	12,799	11,071
8.25% 4/15/26	24,050	24,296
CoreLogic, Inc. 4.5% 5/1/28 (d)	3,795	3,102
Fair Isaac Corp. 4% 6/15/28 (d)	5,065	4,718
Gartner, Inc.:
3.625% 6/15/29 (d)	890	788
3.75% 10/1/30 (d)	1,565	1,367
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	19,014	18,554
Iron Mountain, Inc. 4.5% 2/15/31 (d)	1,370	1,191
Korn Ferry 4.625% 12/15/27 (d)	1,015	964
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)	3,815	3,453
Life Time, Inc. 8% 4/15/26 (d)	2,665	2,650
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	5,640	5,309
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (d)	2,770	2,749
Service Corp. International:
4% 5/15/31	2,300	2,027
5.125% 6/1/29	1,443	1,389
Sotheby's 7.375% 10/15/27 (d)	2,745	2,574
The GEO Group, Inc.:
9.5% 12/31/28 (d)	3,435	3,350
10.5% 6/30/28	1,425	1,441
TriNet Group, Inc. 3.5% 3/1/29 (d)	8,560	7,486
Uber Technologies, Inc. 4.5% 8/15/29 (d)	680	625
United Rentals North America, Inc. 6% 12/15/29 (d)	1,375	1,396
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	9,077	8,510
		163,914
Steel - 0.3%
Commercial Metals Co.:
3.875% 2/15/31	1,655	1,450
4.125% 1/15/30	4,160	3,724
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	3,630	3,293
		8,467
Super Retail - 1.8%
Bath & Body Works, Inc. 6.694% 1/15/27	1,315	1,312
Carvana Co.:
4.875% 9/1/29 (d)	3,820	1,539
5.5% 4/15/27 (d)	4,845	2,085
5.875% 10/1/28 (d)	2,535	1,052
10.25% 5/1/30 (d)	715	392
EG Global Finance PLC:
6.75% 2/7/25 (d)	8,938	8,469
8.5% 10/30/25 (d)	11,203	10,626
Hanesbrands, Inc. 4.875% 5/15/26 (d)	740	697
LBM Acquisition LLC 6.25% 1/15/29 (d)	5,580	4,444
Levi Strauss & Co. 3.5% 3/1/31 (d)	1,785	1,509
Michaels Companies, Inc.:
5.25% 5/1/28 (d)	3,550	2,925
7.875% 5/1/29 (d)	2,730	1,830
Nordstrom, Inc.:
4.25% 8/1/31	4,150	3,082
4.375% 4/1/30	2,760	2,158
Sally Holdings LLC 5.625% 12/1/25	3,045	3,007
Wolverine World Wide, Inc. 4% 8/15/29 (d)	8,395	6,978
		52,105
Technology - 5.7%
Acuris Finance U.S. 5% 5/1/28 (d)	11,650	9,242
Alteryx, Inc. 8.75% 3/15/28 (d)	1,090	1,060
Athenahealth Group, Inc. 6.5% 2/15/30 (d)	1,845	1,515
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	8,405	7,586
Block, Inc.:
2.75% 6/1/26	1,375	1,244
3.5% 6/1/31	3,245	2,644
Broadcom, Inc.:
2.45% 2/15/31 (d)	5,210	4,271
2.6% 2/15/33 (d)	4,040	3,188
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	1,955	1,759
4.875% 7/1/29 (d)	1,975	1,779
Cloud Software Group, Inc. 9% 9/30/29 (d)	5,755	4,945
Coherent Corp. 5% 12/15/29 (d)	6,960	6,265
CommScope, Inc. 4.75% 9/1/29 (d)	3,600	2,907
Elastic NV 4.125% 7/15/29 (d)	4,275	3,699
Entegris Escrow Corp.:
4.75% 4/15/29 (d)	8,185	7,613
5.95% 6/15/30 (d)	8,335	7,922
Entegris, Inc. 3.625% 5/1/29 (d)	2,550	2,184
Gartner, Inc. 4.5% 7/1/28 (d)	4,490	4,220
Gen Digital, Inc.:
5% 4/15/25 (d)	2,715	2,684
7.125% 9/30/30 (d)	1,360	1,366
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (d)	3,615	3,132
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	9,345	7,820
Match Group Holdings II LLC:
3.625% 10/1/31 (d)	820	670
4.125% 8/1/30 (d)	1,760	1,504
MicroStrategy, Inc. 6.125% 6/15/28 (d)	8,160	7,375
onsemi 3.875% 9/1/28 (d)	3,675	3,308
Open Text Corp. 3.875% 12/1/29 (d)	4,020	3,379
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	1,655	1,413
4.125% 12/1/31 (d)	3,170	2,624
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)	7,610	3,158
5.375% 12/1/28 (d)	51,444	12,208
Roblox Corp. 3.875% 5/1/30 (d)	4,035	3,406
Seagate HDD Cayman 5.75% 12/1/34	1,595	1,416
Sensata Technologies BV:
4% 4/15/29 (d)	3,440	3,109
5% 10/1/25 (d)	550	542
Sensata Technologies, Inc. 3.75% 2/15/31 (d)	1,370	1,190
SS&C Technologies, Inc. 5.5% 9/30/27 (d)	1,085	1,050
TTM Technologies, Inc. 4% 3/1/29 (d)	13,015	11,152
Twilio, Inc. 3.875% 3/15/31	3,285	2,745
Uber Technologies, Inc.:
7.5% 5/15/25 (d)	7,195	7,303
8% 11/1/26 (d)	9,595	9,838
		166,435
Telecommunications - 7.7%
Altice Financing SA:
5% 1/15/28 (d)	7,363	5,962
5.75% 8/15/29 (d)	15,535	12,392
Altice France Holding SA 6% 2/15/28 (d)	15,943	9,805
Altice France SA:
5.125% 1/15/29 (d)	14,684	10,852
5.125% 7/15/29 (d)	5,655	4,181
5.5% 1/15/28 (d)	5,700	4,487
5.5% 10/15/29 (d)	50	37
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	37,722	32,724
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)	2,199	1,835
5.625% 9/15/28 (d)	1,290	942
Consolidated Communications, Inc. 5% 10/1/28 (d)	2,395	1,756
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	5,510	4,838
5.875% 10/15/27 (d)	3,283	3,022
5.875% 11/1/29	6,414	4,878
8.75% 5/15/30 (d)	4,055	4,011
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	8,320	7,678
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (d)	2,555	2,188
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	4,904	2,743
4.25% 7/1/28 (d)	12,615	7,354
10.5% 5/15/30 (d)	9,537	9,130
Millicom International Cellular SA:
4.5% 4/27/31 (d)	7,907	6,081
5.125% 1/15/28 (d)	3,560	3,143
Sable International Finance Ltd. 5.75% 9/7/27 (d)	1,577	1,465
SBA Communications Corp. 3.125% 2/1/29	1,400	1,198
Sprint Capital Corp. 8.75% 3/15/32	3,295	4,027
Sprint Corp.:
7.125% 6/15/24	11,040	11,221
7.625% 2/15/25	4,140	4,266
7.625% 3/1/26	9,410	9,964
7.875% 9/15/23	2,745	2,767
T-Mobile U.S.A., Inc. 3.5% 4/15/31	6,855	6,193
Telecom Italia Capital SA:
6% 9/30/34	3,477	2,964
7.2% 7/18/36	5,009	4,532
7.721% 6/4/38	995	930
Uniti Group, Inc. 6% 1/15/30 (d)	17,315	10,214
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)	5,830	4,996
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)	1,079	895
Windstream Escrow LLC 7.75% 8/15/28 (d)	15,630	12,873
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)	4,245	3,214
6.125% 3/1/28 (d)	3,438	2,198
		223,956
Textiles/Apparel - 0.1%
Crocs, Inc. 4.125% 8/15/31 (d)	1,815	1,533
Foot Locker, Inc. 4% 10/1/29 (d)	1,740	1,472
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	1,460	1,241
		4,246
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (d)	4,050	4,024
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)	2,635	2,073
Seaspan Corp. 5.5% 8/1/29 (d)	10,205	8,164
		14,261
Utilities - 2.8%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)	4,505	3,854
4.75% 3/15/28 (d)	1,540	1,459
DPL, Inc.:
4.125% 7/1/25	3,465	3,331
4.35% 4/15/29	460	415
EnLink Midstream Partners LP 4.15% 6/1/25	1,385	1,339
FirstEnergy Corp. 3.4% 3/1/50	5,445	3,815
Global Partners LP/GLP Finance Corp. 7% 8/1/27	6,506	6,288
NRG Energy, Inc.:
3.375% 2/15/29 (d)	6,240	5,284
3.625% 2/15/31 (d)	1,990	1,611
5.25% 6/15/29 (d)	5,350	4,935
PG&E Corp.:
5% 7/1/28	9,760	9,184
5.25% 7/1/30	14,760	13,603
Pike Corp. 5.5% 9/1/28 (d)	8,587	7,791
Vertiv Group Corp. 4.125% 11/15/28 (d)	585	528
Vistra Operations Co. LLC:
5% 7/31/27 (d)	8,646	8,216
5.5% 9/1/26 (d)	2,845	2,788
5.625% 2/15/27 (d)	6,375	6,218
		80,659
TOTAL NONCONVERTIBLE BONDS		2,429,394
TOTAL CORPORATE BONDS (Cost $2,849,748)		2,496,259

Common Stocks - 2.7%
	Shares	Value ($) (000s)
Automotive & Auto Parts - 0.1%
Aptiv PLC (i)	31,300	3,220
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (i)	267,294	936
Charter Communications, Inc. Class A (i)	7,600	2,802
TOTAL CABLE/SATELLITE TV		3,738
Capital Goods - 0.1%
Regal Rexnord Corp.	22,700	2,955
Energy - 1.0%
California Resources Corp. warrants 10/27/24 (i)	4,683	45
Forbes Energy Services Ltd. (c)(i)	47,062	0
Jonah Energy Parent LLC (c)(i)	212,612	9,568
Mesquite Energy, Inc. (c)(i)	213,507	13,412
New Fortress Energy, Inc.	174,600	5,289
TOTAL ENERGY		28,314
Food & Drug Retail - 1.0%
Southeastern Grocers, Inc. (b)(c)(i)	1,235,303	30,339
Healthcare - 0.2%
Centene Corp. (i)	66,300	4,570
Technology - 0.1%
Coherent Corp. (i)(j)	83,800	2,861
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (c)(i)	1	0
GTT Communications, Inc. (c)	113,281	1,399
TOTAL TELECOMMUNICATIONS		1,399
TOTAL COMMON STOCKS (Cost $48,503)		77,396

Bank Loan Obligations - 5.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.7755% 5/25/26 (e)(f)(k)	4,991	4,471
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (e)(f)(k)	11,482	732
TOTAL BROADCASTING		5,203
Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.4091% 5/17/28 (e)(f)(k)	5,415	4,279
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.5246% 5/7/25 (c)(e)(f)(k)	6,580	6,383
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (e)(f)(k)	4,943	4,728
TOTAL CHEMICALS		11,111
Energy - 0.3%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.8403% 2/6/25 (e)(f)(k)	5,974	5,762
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (e)(f)(k)	4,095	3,950
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(g)(k)	3,958	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(g)(k)	1,690	0
TOTAL ENERGY		9,712
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0822% 11/23/27 (e)(f)(k)	3,540	2,792
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.9534% 12/13/26 (e)(f)(k)	345	328
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9983% 10/1/27 (e)(f)(k)	2,010	1,933
TOTAL HEALTHCARE		5,053
Homebuilders/Real Estate - 0.0%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (c)(e)(k)	1,351	1,284
Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3762% 11/6/27 (e)(f)(k)	508	503
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 8.0208% 4/25/25 (e)(f)(k)	4,580	4,569
TOTAL INSURANCE		5,072
Leisure - 0.6%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.2727% 7/21/28 (e)(f)(k)	14,760	14,354
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 9/18/24 (f)(k)(l)	4,585	4,325
TOTAL LEISURE		18,679
Paper - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.2572% 4/13/29 (e)(f)(k)	862	841
Services - 1.4%
ABG Intermediate Holdings 2 LLC:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4067% 12/21/28 (e)(f)(k)	1,431	1,414
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/21/28 (f)(k)(m)	469	463
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (e)(f)(k)	610	528
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (e)(f)(k)	5,588	5,097
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 9.2386% 6/21/24 (e)(f)(k)	11,665	10,957
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5625% 6/2/28 (e)(f)(k)	6,209	5,556
Finastra U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.655% 6/13/24 (e)(f)(k)	3,240	3,084
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (e)(f)(k)	6,865	6,117
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (e)(f)(k)	8,723	7,155
TOTAL SERVICES		40,371
Super Retail - 0.7%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/5/28 (e)(f)(k)	6,648	6,585
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 12/18/27 (e)(f)(k)	13,530	12,539
TOTAL SUPER RETAIL		19,124
Technology - 0.4%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (e)(f)(k)	3,909	3,657
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (f)(k)(m)	480	449
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.6591% 10/7/27 (e)(f)(k)	1,571	1,549
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2706% 5/3/26 (e)(f)(k)	4,382	4,261
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 8/27/25 (e)(f)(k)	1,949	1,945
TOTAL TECHNOLOGY		11,861
Telecommunications - 0.2%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 13.9983% 6/30/28 (e)(f)(k)	4,444	2,311
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.0822% 12/30/27 (e)(f)(k)	5,574	4,571
TOTAL TELECOMMUNICATIONS		6,882
Utilities - 0.4%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0625% 6/23/25 (e)(f)(k)	10,276	10,243
TOTAL BANK LOAN OBLIGATIONS (Cost $165,631)		149,715

Preferred Securities - 0.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
4.7% (e)(n)	7,165	5,355
4.7% (e)(n)	4,365	3,110
Bank of America Corp. 5.875% (e)(n)	5,385	4,914
JPMorgan Chase & Co.:
4.6% (e)(n)	3,885	3,647
6.1% (e)(n)	5,400	5,370
Wells Fargo & Co. 5.9% (e)(n)	2,970	2,866
TOTAL BANKS & THRIFTS		25,262
Diversified Financial Services - 0.1%
Charles Schwab Corp. 4% (e)(n)	3,465	2,687
TOTAL PREFERRED SECURITIES (Cost $26,422)		27,949

Other - 1.6%
	Shares	Value ($) (000s)
Other - 1.6%
Fidelity Private Credit Central Fund LLC (b)(q) (Cost $46,253)	4,650,410	46,120

Money Market Funds - 2.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.88% (o)	70,200,557	70,215
Fidelity Securities Lending Cash Central Fund 4.88% (o)(p)	428,082	428
TOTAL MONEY MARKET FUNDS (Cost $70,643)		70,643

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $3,207,200)	2,868,082
NET OTHER ASSETS (LIABILITIES) - 1.0%	28,383
NET ASSETS - 100.0%	2,896,465

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $107,225,000 or 3.7% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,818,616,000 or 62.8% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $949,000 and $913,000, respectively.

(n)	Security is perpetual in nature with no stated maturity date.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.
(q)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Fidelity Private Credit Central Fund LLC	12/09/21 - 4/28/23	46,256

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	1,682

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	2,899

Southeastern Grocers, Inc.	6/01/18	8,689

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	69,623	937,407	936,815	3,181	-	-	70,215	0.2%
Fidelity Private Credit Central Fund LLC	14,951	35,961	4,674	3,273	1	(119)	46,120	7.6%
Fidelity Securities Lending Cash Central Fund 4.88%	-	1,731	1,303	-	-	-	428	0.0%
Total	84,574	975,099	942,792	6,454	1	(119)	116,763

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Private Credit Central Fund LLC as presented in the Schedule of Investments. Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,738	3,738	-	-
Consumer Discretionary	3,220	3,220	-	-
Consumer Staples	30,339	-	-	30,339
Energy	28,314	5,334	-	22,980
Health Care	4,570	4,570	-	-
Industrials	2,955	2,955	-	-
Information Technology	4,260	2,861	-	1,399

Corporate Bonds	2,496,259	-	2,465,493	30,766

Bank Loan Obligations	149,715	-	142,048	7,667

Preferred Securities	27,949	-	27,949	-

Money Market Funds	70,643	70,643	-	-
Total Investments in Securities:	2,821,962	93,321	2,635,490	93,151

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Consumer Staples
Beginning Balance	$29,054
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,285
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$30,339
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$1,285
Corporate Bonds
Beginning Balance	$22,150
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	8,616
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$30,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$8,616
Other Investments in Securities
Beginning Balance	$33,636
Net Realized Gain (Loss) on Investment Securities	(305)
Net Unrealized Gain (Loss) on Investment Securities	(4,868)
Cost of Purchases	4,180
Proceeds of Sales	(641)
Amortization/Accretion	44
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$32,046
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(4,868)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		April 30, 2023

Assets
Investment in securities, at value (including securities loaned of $427) - See accompanying schedule:
Unaffiliated issuers (cost $3,090,304)	$2,751,319
Fidelity Central Funds (cost $116,896)	116,763

Total Investment in Securities (cost $3,207,200)		$2,868,082
Cash		37
Receivable for investments sold		3,378
Receivable for fund shares sold		727
Interest receivable		40,995
Distributions receivable from Fidelity Central Funds		268
Prepaid expenses		1
Total assets		2,913,488
Liabilities
Payable for investments purchased	$9,622
Payable for fund shares redeemed	2,715
Distributions payable	2,444
Accrued management fee	1,314
Distribution and service plan fees payable	41
Other affiliated payables	367
Other payables and accrued expenses	92
Collateral on securities loaned	428
Total Liabilities		17,023
Commitments and contingent liabilities (see Commitments note)
Net Assets		$2,896,465
Net Assets consist of:
Paid in capital		$3,819,030
Total accumulated earnings (loss)		(922,565)
Net Assets		$2,896,465

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($119,481 ÷ 16,082 shares) (a)		$7.43
Maximum offering price per share (100/96.00 of $7.43)		$7.74
Class M :
Net Asset Value and redemption price per share ($28,957 ÷ 3,898 shares) (a)		$7.43
Maximum offering price per share (100/96.00 of $7.43)		$7.74
Class C :
Net Asset Value and offering price per share ($12,311 ÷ 1,656 shares) (a)		$7.43
Fidelity High Income Fund :
Net Asset Value , offering price and redemption price per share ($2,566,789 ÷ 345,459 shares)		$7.43
Class I :
Net Asset Value , offering price and redemption price per share ($110,904 ÷ 14,920 shares)		$7.43
Class Z :
Net Asset Value , offering price and redemption price per share ($58,023 ÷ 7,810 shares)		$7.43
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended April 30, 2023
Investment Income
Dividends		$10,053
Interest		174,140
Income from Fidelity Central Funds		6,454
Total Income		190,647
Expenses
Management fee	$16,826
Transfer agent fees	3,757
Distribution and service plan fees	514
Accounting fees	981
Custodian fees and expenses	22
Independent trustees' fees and expenses	16
Registration fees	118
Audit	110
Legal	760
Miscellaneous	18
Total expenses before reductions	23,122
Expense reductions	(116)
Total expenses after reductions		23,006
Net Investment income (loss)		167,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(210,958)
Fidelity Central Funds	1
Total net realized gain (loss)		(210,957)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(9,053)
Fidelity Central Funds	(119)
Total change in net unrealized appreciation (depreciation)		(9,172)
Net gain (loss)		(220,129)
Net increase (decrease) in net assets resulting from operations		$(52,488)
Statement of Changes in Net Assets

Amount in thousands	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$167,641	$220,892
Net realized gain (loss)	(210,957)	211,004
Change in net unrealized appreciation (depreciation)	(9,172)	(556,211)
Net increase (decrease) in net assets resulting from operations	(52,488)	(124,315)
Distributions to shareholders	(158,804)	(240,456)
Share transactions - net increase (decrease)	(471,047)	(4,669,187)
Total increase (decrease) in net assets	(682,339)	(5,033,958)

Net Assets
Beginning of period	3,578,804	8,612,762
End of period	$2,896,465	$3,578,804

Financial Highlights
Fidelity Advisor® High Income Fund Class A

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss) B,C	.387	.345	.368	.438	.192
Net realized and unrealized gain (loss)	(.501)	(.760)	.772	(.908)	.286
Total from investment operations	(.114)	(.415)	1.140	(.470)	.478
Distributions from net investment income	(.366)	(.385)	(.360)	(.430)	(.208)
Total distributions	(.366)	(.385)	(.360)	(.430)	(.208)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D,E,F	(1.33)%	(5.02)%	14.56%	(5.63)%	5.68%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.02%	.99%	.98%	.98%	.99% I
Expenses net of fee waivers, if any	1.02%	.99%	.98%	.98%	.99% I
Expenses net of all reductions	1.02%	.99%	.98%	.98%	.99% I
Net investment income (loss)	5.19%	4.02%	4.32%	5.04%	5.60% I
Supplemental Data
Net assets, end of period (in millions)	$119	$132	$148	$144	$170
Portfolio turnover rate J	35%	54% K	62%	44% K	62% L

A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class M

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss) B,C	.386	.345	.367	.438	.191
Net realized and unrealized gain (loss)	(.500)	(.761)	.772	(.909)	.286
Total from investment operations	(.114)	(.416)	1.139	(.471)	.477
Distributions from net investment income	(.366)	(.384)	(.359)	(.429)	(.207)
Total distributions	(.366)	(.384)	(.359)	(.429)	(.207)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D,E,F	(1.34)%	(5.03)%	14.55%	(5.64)%	5.68%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.03%	1.00%	.99%	.99%	1.01% I
Expenses net of fee waivers, if any	1.02%	1.00%	.99%	.99%	1.01% I
Expenses net of all reductions	1.02%	1.00%	.99%	.99%	1.01% I
Net investment income (loss)	5.18%	4.01%	4.31%	5.02%	5.59% I
Supplemental Data
Net assets, end of period (in millions)	$29	$30	$36	$40	$50
Portfolio turnover rate J	35%	54% K	62%	44% K	62% L

A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class C

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss) B,C	.330	.281	.302	.372	.166
Net realized and unrealized gain (loss)	(.501)	(.763)	.772	(.909)	.285
Total from investment operations	(.171)	(.482)	1.074	(.537)	.451
Distributions from net investment income	(.309)	(.318)	(.294)	(.363)	(.181)
Total distributions	(.309)	(.318)	(.294)	(.363)	(.181)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D,E,F	(2.09)%	(5.75)%	13.68%	(6.35)%	5.36%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.79%	1.76%	1.75%	1.75%	1.77% I
Expenses net of fee waivers, if any	1.79%	1.76%	1.75%	1.75%	1.77% I
Expenses net of all reductions	1.79%	1.76%	1.75%	1.75%	1.77% I
Net investment income (loss)	4.42%	3.25%	3.55%	4.27%	4.84% I
Supplemental Data
Net assets, end of period (in millions)	$12	$17	$30	$36	$52
Portfolio turnover rate J	35%	54% K	62%	44% K	62% L

A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Total returns for periods of less than one year are not annualized.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity® High Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.408	.371	.392	.464	.493
Net realized and unrealized gain (loss)	(.500)	(.761)	.772	(.909)	- C
Total from investment operations	(.092)	(.390)	1.164	(.445)	.493
Distributions from net investment income	(.388)	(.410)	(.384)	(.455)	(.493)
Total distributions	(.388)	(.410)	(.384)	(.455)	(.493)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D	(1.04)%	(4.75)%	14.89%	(5.35)%	5.83%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.70%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.73%	.70%	.69%	.69%	.70%
Expenses net of all reductions	.73%	.70%	.69%	.69%	.70%
Net investment income (loss)	5.48%	4.31%	4.61%	5.33%	5.66%
Supplemental Data
Net assets, end of period (in millions)	$2,567	$3,181	$4,139	$3,871	$4,392
Portfolio turnover rate G	35%	54% H	62%	44% H	62% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

I The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class I

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss) B,C	.401	.390	.390	.458	.199
Net realized and unrealized gain (loss)	(.499)	(.774)	.771	(.907)	.286
Total from investment operations	(.098)	(.384)	1.161	(.449)	.485
Distributions from net investment income	(.382)	(.416)	(.381)	(.451)	(.215)
Total distributions	(.382)	(.416)	(.381)	(.451)	(.215)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D,E	(1.12)%	(4.68)%	14.85%	(5.40)%	5.77%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.85%	.72%	.73%	.74%	.78% H
Expenses net of fee waivers, if any	.80%	.71%	.73%	.74%	.78% H
Expenses net of all reductions	.80%	.71%	.73%	.74%	.78% H
Net investment income (loss)	5.41%	4.29%	4.57%	5.28%	5.81% H
Supplemental Data
Net assets, end of period (in millions)	$111	$85	$4,010	$558	$448
Portfolio turnover rate I	35%	54% J	62%	44% J	62% K

A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class Z

Years ended April 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss) B,C	.415	.378	.399	.464	.201
Net realized and unrealized gain (loss)	(.502)	(.763)	.770	(.904)	.289
Total from investment operations	(.087)	(.385)	1.169	(.440)	.490
Distributions from net investment income	(.393)	(.415)	(.389)	(.460)	(.220)
Total distributions	(.393)	(.415)	(.389)	(.460)	(.220)
Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83
Total Return D,E	(.98)%	(4.68)%	14.96%	(5.30)%	5.83%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.66%	.64%	.63%	.63%	.64% H
Expenses net of fee waivers, if any	.66%	.63%	.63%	.63%	.64% H
Expenses net of all reductions	.66%	.63%	.62%	.63%	.63% H
Net investment income (loss)	5.54%	4.37%	4.67%	5.39%	5.85% H
Supplemental Data
Net assets, end of period (in millions)	$58	$133	$250	$61	$13
Portfolio turnover rate I	35%	54% J	62%	44% J	62% K

A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended April 30, 2023
( Amounts in thousands except percentages)

1. Organization.
Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's units are not registered under the Securities Act of 1933, and are subject to substantial restrictions on transfer. The Fund has no redemption rights under the limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The expense ratio for Fidelity Private Credit Central Fund LLC for the year ended December 31, 2022 was 2.46%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$54,718	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 4.1 / 3.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$45.00	Increase
			Parity price	$12.35	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Corporate Bonds	$30,766	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Bank Loan Obligations	$7,667	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$95.00	Increase
		Indicative market price	Evaluated bid	$97.00	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,880
Gross unrealized depreciation	(404,825)
Net unrealized appreciation (depreciation)	$(324,945)
Tax Cost	$3,193,027

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$794
Capital loss carryforward	$(598,413)
Net unrealized appreciation (depreciation) on securities and other investments	$(324,945)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(130,281)
Long-term	(468,132)
Total capital loss carryforward	$(598,413)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$158,804	$ 240,456

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity High Income Fund	Fidelity Private Credit Central Fund LLC	$12,276

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	1,038,740	1,514,208
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

7. Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$303	$4
Class M	- %	.25%	71	- A
Class C	.75%	.25%	140	11
			$514	$15

A Amount is less than five-hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12
Class M	1
Class C A	1
$14

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Class A	$190.16
Class M	47.16
Class C	25.18
Fidelity High Income Fund	3,259.12
Class I	203.23
Class Z	33.05
	$3,757
During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity High Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Fund	$- A

A   In the amount represents less than $500.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity High Income Fund	3,211	3,107	78

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity High Income Fund	479,966	172,034	4,188,784	Class I & Class Z
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity High Income Fund	$6
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity High Income Fund	$- A	$-	$-

A   In the amount represents less than $500.
10. Expense Reductions.
FIIOC voluntarily agreed to waive Class I transfer agent fees to the extent that they exceeded certain levels of class-level average net assets as noted in the table below. This waiver will remain in place through June 30, 2023.

	Transfer Agent Fees Limitation	Waiver
Class I	.15%/.19% A	$43

A Transfer agent fees limitation effective July 1, 2022.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense Limitations
Class M	- A

A Amount is less than five-hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $66.
11. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity High Income Fund
Distributions to shareholders
Class A	$5,949	$6,554
Class M	1,395	1,513
Class C	576	831
Fidelity High Income Fund	143,007	178,412
Class I	4,409	31,049
Class Z	3,468	22,097
Total	$158,804	$240,456
12. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2023	Year ended April 30, 2022	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity High Income Fund
Class A
Shares sold	1,601	2,452	$12,031	$21,067
Reinvestment of distributions	734	699	5,448	5,992
Shares redeemed	(2,939)	(3,491)	(21,937)	(29,901)
Net increase (decrease)	(604)	(340)	$(4,458)	$(2,842)
Class M
Shares sold	482	322	$3,625	$2,710
Reinvestment of distributions	165	158	1,223	1,351
Shares redeemed	(573)	(812)	(4,281)	(6,983)
Net increase (decrease)	74	(332)	$567	$(2,922)
Class C
Shares sold	199	356	$1,483	$3,077
Reinvestment of distributions	73	90	544	771
Shares redeemed	(769)	(1,717)	(5,721)	(14,804)
Net increase (decrease)	(497)	(1,271)	$(3,694)	$(10,956)
Fidelity High Income Fund
Shares sold	36,311	80,328	$272,258	$693,806
Reinvestment of distributions	15,389	16,883	114,248	144,797
Shares redeemed	(108,580)	(170,267)	(811,949)	(1,465,748)
Net increase (decrease)	(56,880)	(73,056)	$(425,443)	$(627,145)
Class I
Shares sold	18,269	31,952	$137,197	$277,895
Reinvestment of distributions	555	3,376	4,118	29,375
Shares redeemed	(14,626)	(485,210)	(109,771)	(4,252,953)
Net increase (decrease)	4,198	(449,882)	$31,544	$(3,945,683)
Class Z
Shares sold	3,793	51,130	$27,871	$445,549
Reinvestment of distributions	416	2,488	3,101	21,382
Shares redeemed	(13,283)	(65,393)	(100,535)	(546,569)
Net increase (decrease)	(9,074)	(11,775)	$(69,563)	$(79,638)

13. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
14. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.
15. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023
Fidelity® High Income Fund
Class A	1.02%
Actual		$ 1,000	$ 1,043.20	$ 5.17
Hypothetical- B		$ 1,000	$ 1,019.74	$ 5.11
Class M	1.03%
Actual		$ 1,000	$ 1,043.10	$ 5.22
Hypothetical- B		$ 1,000	$ 1,019.69	$ 5.16
Class C	1.80%
Actual		$ 1,000	$ 1,039.10	$ 9.10
Hypothetical- B		$ 1,000	$ 1,015.87	$ 9.00
Fidelity® High Income Fund	.73%
Actual		$ 1,000	$ 1,044.70	$ 3.70
Hypothetical- B		$ 1,000	$ 1,021.17	$ 3.66
Class I	.80%
Actual		$ 1,000	$ 1,044.20	$ 4.05
Hypothetical- B		$ 1,000	$ 1,020.83	$ 4.01
Class Z	.66%
Actual		$ 1,000	$ 1,045.00	$ 3.35
Hypothetical- B		$ 1,000	$ 1,021.52	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $127,619,370 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $158,803,734 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.703464.125
SPH-ANN-0623
Fidelity® Healthy Future Fund

Annual Report
April 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity® Healthy Future Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Healthy Future Fund, a class of the fund, on May 24, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities gained 12.89% for the six months ending April 30, 2023, according to the MSCI ACWI (All Country World Index) Index, as asset prices around the world experienced a near-synchronous upturn after a challenging period the prior six months, including record-high inflation, which prompted the U.S. Federal Reserve and other central banks to aggressively raise interest rates and tighten monetary policy. The past six months, however, optimism about inflation and policy easing in some markets, lower global commodity prices and easing of global supply-chain snarls allowed riskier assets to rally. Reflecting these improved market dynamics, the index rose 7.80% in November and 11.03% in the first half of the six-month period. In the second half, the index gained 1.68% amid growing concerns about the health of the global economy, given the failure of two U.S. regional banks in March. Against this backdrop, all regions in the index gained for the six months. Europe ex U.K. (+30%) led by a wide margin, followed by the U.K. (+23%), Japan, emerging markets and Asia Pacific ex Japan (+17% each). Conversely, Canada (+9%) and the U.S. (+8%) underperformed. By sector, seven of 11 groups posted a double-digit gain. Communication services (+24%) was the top performer, followed by information technology (+20%), materials (+17%) and industrials (+15%). In contrast, energy (+1%) lagged by the largest margin, held back by declining prices for crude oil and natural gas.
Comments from Co-Portfolio Managers Melissa Reilly and Paul McElroy:
From inception on May 24, 2022, through April 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained roughly 5% to 6%, versus 5.62% for the MSCI Health and Wellness Custom Index and 6.75% for the broad-based MSCI ACWI (All Country World Index) Index. Versus the health and wellness index, security selection in the consumer discretionary sector was the primary contributor. An overweight in information technology and an underweight in materials also helped. Our top individual contributor was a stake in French personal-care company L'Oreal (+39%), the sixth-largest holding in the fund, while our second-largest relative contributor was shoemaker Crocs (+117%). Sporting goods retailer Academy Sports (+32%), a position not held at period end, also contributed. All three top contributors were out-of-benchmark stakes. We'll note that the fund's position in cash also contributed to relative performance. Conversely, positioning in financials detracted most, followed by security selection in information technology and an overweight in consumer staples. An out-of-benchmark stake in haircare product maker Olaplex (-79%) was the biggest individual relative detractor. Our second largest relative detractor this period was an overweight stake in Hong Kong-based insurance group AIA (+8%), the fund's No. 8 holding at period end. The fund's overweight stake in financial services provider Prudential (-28%), a position not held at period end, also detracted. Notable changes in positioning include increased exposure to information technology and consumer staples.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	9.5
Procter & Gamble Co.	7.7
Nestle SA (Reg. S)	6.7
UnitedHealth Group, Inc.	5.7
Thermo Fisher Scientific, Inc.	4.6
L'Oreal SA	3.5
Vertex Pharmaceuticals, Inc.	3.4
AIA Group Ltd.	2.8
agilon health, Inc.	2.6
Church & Dwight Co., Inc.	2.5
49.0

Market Sectors (% of Fund's net assets)

Health Care	30.2
Consumer Staples	25.9
Consumer Discretionary	16.0
Information Technology	13.3
Financials	6.9
Industrials	3.0
Utilities	1.3
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 16.0%
Automobile Components - 1.1%
Aptiv PLC (a)	437	44,950
Automobiles - 1.5%
Tesla, Inc. (a)	367	60,302
Hotels, Restaurants & Leisure - 4.5%
Chipotle Mexican Grill, Inc. (a)	35	72,367
Hilton Worldwide Holdings, Inc.	188	27,076
Planet Fitness, Inc. (a)	935	77,736
Sweetgreen, Inc. Class A (a)	480	3,811
		180,990
Specialty Retail - 3.9%
TJX Companies, Inc.	496	39,095
Ulta Beauty, Inc. (a)	185	102,015
Warby Parker, Inc. (a)	1,756	18,491
		159,601
Textiles, Apparel & Luxury Goods - 5.0%
Crocs, Inc. (a)	494	61,093
Deckers Outdoor Corp. (a)	66	31,636
lululemon athletica, Inc. (a)	39	14,817
NIKE, Inc. Class B	439	55,630
On Holding AG (a)	1,238	40,173
		203,349
TOTAL CONSUMER DISCRETIONARY		649,192
CONSUMER STAPLES - 25.9%
Consumer Staples Distribution & Retail - 3.8%
Costco Wholesale Corp.	83	41,767
Dollar Tree, Inc. (a)	413	63,482
U.S. Foods Holding Corp. (a)	1,232	47,309
		152,558
Food Products - 7.2%
Freshpet, Inc. (a)	294	20,277
Nestle SA (Reg. S)	2,136	274,027
		294,304
Household Products - 10.2%
Church & Dwight Co., Inc.	1,054	102,364
Procter & Gamble Co.	2,008	314,011
		416,375
Personal Care Products - 4.7%
Estee Lauder Companies, Inc. Class A	158	38,982
L'Oreal SA	303	144,485
Olaplex Holdings, Inc. (a)	2,391	8,847
		192,314
TOTAL CONSUMER STAPLES		1,055,551
FINANCIALS - 6.9%
Capital Markets - 1.3%
BlackRock, Inc. Class A	80	53,696
Insurance - 5.6%
AIA Group Ltd.	10,557	114,935
Globe Life, Inc.	330	35,812
Hartford Financial Services Group, Inc.	372	26,408
Marsh & McLennan Companies, Inc.	268	48,291
		225,446
TOTAL FINANCIALS		279,142
HEALTH CARE - 30.2%
Biotechnology - 6.6%
Gilead Sciences, Inc.	811	66,672
Moderna, Inc. (a)	483	64,186
Vertex Pharmaceuticals, Inc. (a)	402	136,973
		267,831
Health Care Equipment & Supplies - 1.5%
DexCom, Inc. (a)	137	16,624
Penumbra, Inc. (a)	104	29,548
The Cooper Companies, Inc.	42	16,021
		62,193
Health Care Providers & Services - 11.8%
agilon health, Inc. (a)	4,380	106,303
Centene Corp. (a)	1,116	76,926
LifeStance Health Group, Inc. (a)	4,764	38,827
Molina Healthcare, Inc. (a)	70	20,852
Surgery Partners, Inc. (a)	119	4,720
UnitedHealth Group, Inc.	475	233,743
		481,371
Life Sciences Tools & Services - 6.7%
Agilent Technologies, Inc.	215	29,117
Danaher Corp.	235	55,674
Thermo Fisher Scientific, Inc.	336	186,446
		271,237
Pharmaceuticals - 3.6%
Eli Lilly & Co.	163	64,525
UCB SA	727	67,627
Zoetis, Inc. Class A	78	13,711
		145,863
TOTAL HEALTH CARE		1,228,495
INDUSTRIALS - 3.0%
Electrical Equipment - 1.8%
Generac Holdings, Inc. (a)	193	19,728
Sensata Technologies, Inc. PLC	1,144	49,707
Sunrun, Inc. (a)	232	4,881
		74,316
Ground Transportation - 1.2%
Uber Technologies, Inc. (a)	1,575	48,904
TOTAL INDUSTRIALS		123,220
INFORMATION TECHNOLOGY - 13.3%
Semiconductors & Semiconductor Equipment - 11.5%
Enphase Energy, Inc. (a)	250	41,050
NVIDIA Corp.	1,390	385,711
SolarEdge Technologies, Inc. (a)	140	39,988
		466,749
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	372	63,121
Samsung Electronics Co. Ltd. GDR (Reg. S)	9	11,106
		74,227
TOTAL INFORMATION TECHNOLOGY		540,976
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Welltower, Inc.	352	27,885
UTILITIES - 1.3%
Electric Utilities - 1.3%
NextEra Energy, Inc.	703	53,871
TOTAL COMMON STOCKS (Cost $3,636,501)		3,958,332

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (b) (Cost $25,605)	25,600	25,605

TOTAL INVESTMENT IN SECURITIES - 97.9% (Cost $3,662,106)	3,983,937
NET OTHER ASSETS (LIABILITIES) - 2.1%	85,007
NET ASSETS - 100.0%	4,068,944

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	-	3,217,927	3,192,322	1,715	-	-	25,605	0.0%
Total	-	3,217,927	3,192,322	1,715	-	-	25,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	649,192	649,192	-	-
Consumer Staples	1,055,551	781,524	274,027	-
Financials	279,142	164,207	114,935	-
Health Care	1,228,495	1,228,495	-	-
Industrials	123,220	123,220	-	-
Information Technology	540,976	540,976	-	-
Real Estate	27,885	27,885	-	-
Utilities	53,871	53,871	-	-

Money Market Funds	25,605	25,605	-	-
Total Investments in Securities:	3,983,937	3,594,975	388,962	-
Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,636,501)	$3,958,332
Fidelity Central Funds (cost $25,605)	25,605

Total Investment in Securities (cost $3,662,106)		$3,983,937
Cash		42,443
Foreign currency held at value (cost $1,519)		1,519
Receivable for investments sold		7,913
Receivable for fund shares sold		2,043
Dividends receivable		2,935
Reclaims receivable		2,125
Distributions receivable from Fidelity Central Funds		223
Receivable from investment adviser for expense reductions		66,650
Total assets		4,109,788
Liabilities
Payable for investments purchased	$6,535
Payable for fund shares redeemed	925
Accrued management fee	2,217
Distribution and service plan fees payable	200
Other affiliated payables	840
Audit fee payable	28,268
Other payables and accrued expenses	1,859
Total Liabilities		40,844
Net Assets		$4,068,944
Net Assets consist of:
Paid in capital		$3,844,670
Total accumulated earnings (loss)		224,274
Net Assets		$4,068,944

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($205,286 ÷ 19,427 shares) (a)		$10.57
Maximum offering price per share (100/94.25 of $10.57)		$11.21
Class M :
Net Asset Value and redemption price per share ($136,020 ÷ 12,903 shares) (a)		$10.54
Maximum offering price per share (100/96.50 of $10.54)		$10.92
Class C :
Net Asset Value and offering price per share ($129,530 ÷ 12,345 shares) (a)		$10.49
Fidelity Healthy Future Fund :
Net Asset Value , offering price and redemption price per share ($3,376,001 ÷ 318,718 shares)		$10.59
Class I :
Net Asset Value , offering price and redemption price per share ($115,271 ÷ 10,884 shares)		$10.59
Class Z :
Net Asset Value , offering price and redemption price per share ($106,836 ÷ 10,074 shares)		$10.61
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		For the period May 24, 2022 (commencement of operations) through April 30, 2023
Investment Income
Dividends		$28,448
Foreign Tax Reclaims		1,955
Income from Fidelity Central Funds		1,715
Income before foreign taxes withheld		$32,118
Less foreign taxes withheld		(1,955)
Total Income		30,163
Expenses
Management fee	$17,055
Transfer agent fees	6,312
Distribution and service plan fees	1,841
Accounting fees and expenses	893
Custodian fees and expenses	5,522
Independent trustees' fees and expenses	10
Registration fees	172,385
Audit	36,102
Miscellaneous	136
Total expenses before reductions	240,256
Expense reductions	(212,502)
Total expenses after reductions		27,754
Net Investment income (loss)		2,409
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(99,875)
Foreign currency transactions	(125)
Total net realized gain (loss)		(100,000)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	321,831
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		321,841
Net gain (loss)		221,841
Net increase (decrease) in net assets resulting from operations		$224,250
Statement of Changes in Net Assets

For the period May 24, 2022 (commencement of operations) through April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,409
Net realized gain (loss)	(100,000)
Change in net unrealized appreciation (depreciation)	321,841
Net increase (decrease) in net assets resulting from operations	224,250
Share transactions - net increase (decrease)	3,844,694
Total increase (decrease) in net assets	4,068,944

Net Assets
Beginning of period	-
End of period	$4,068,944

Financial Highlights
Fidelity Advisor® Healthy Future Fund Class A

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	.58
Total from investment operations	.57
Net asset value, end of period	$10.57
Total Return D,E,F	5.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	9.78% I,J
Expenses net of fee waivers, if any	1.29% I
Expenses net of all reductions	1.29% I
Net investment income (loss)	(.09)% I
Supplemental Data
Net assets, end of period (000 omitted)	$205
Portfolio turnover rate K	68% I

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class M

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.03)
Net realized and unrealized gain (loss)	.57
Total from investment operations	.54
Net asset value, end of period	$10.54
Total Return D,E,F	5.40%
Ratios to Average Net Assets C,G,H
Expenses before reductions	10.17% I,J
Expenses net of fee waivers, if any	1.54% I
Expenses net of all reductions	1.54% I
Net investment income (loss)	(.34)% I
Supplemental Data
Net assets, end of period (000 omitted)	$136
Portfolio turnover rate K	68% I

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class C

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.08)
Net realized and unrealized gain (loss)	.57
Total from investment operations	.49
Net asset value, end of period	$10.49
Total Return D,E,F	4.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	10.48% I,J
Expenses net of fee waivers, if any	2.04% I
Expenses net of all reductions	2.04% I
Net investment income (loss)	(.84)% I
Supplemental Data
Net assets, end of period (000 omitted)	$130
Portfolio turnover rate K	68% I

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Healthy Future Fund

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02
Net realized and unrealized gain (loss)	.57
Total from investment operations	.59
Net asset value, end of period	$10.59
Total Return D,E	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	9.38% H,I
Expenses net of fee waivers, if any	1.04% H
Expenses net of all reductions	1.04% H
Net investment income (loss)	.16% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,376
Portfolio turnover rate J	68% H

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class I

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02
Net realized and unrealized gain (loss)	.57
Total from investment operations	.59
Net asset value, end of period	$10.59
Total Return D,E	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	9.48% H,I
Expenses net of fee waivers, if any	1.05% H
Expenses net of all reductions	1.04% H
Net investment income (loss)	.16% H
Supplemental Data
Net assets, end of period (000 omitted)	$115
Portfolio turnover rate J	68% H

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class Z

Years ended April 30,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03
Net realized and unrealized gain (loss)	.58
Total from investment operations	.61
Net asset value, end of period	$10.61
Total Return D,E	6.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	9.34% H,I
Expenses net of fee waivers, if any	.90% H
Expenses net of all reductions	.89% H
Net investment income (loss)	.31% H
Supplemental Data
Net assets, end of period (000 omitted)	$107
Portfolio turnover rate J	68% H

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023

1 . Organization.
Fidelity Healthy Future Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Healthy Future Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$434,032
Gross unrealized depreciation	(142,407)
Net unrealized appreciation (depreciation)	$291,625
Tax Cost	$3,692,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,280
Capital loss carryforward	$(69,641)
Net unrealized appreciation (depreciation) on securities and other investments	$291,635

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(69,420)
Long-term	(221)
Total capital loss carryforward	$(69,641)
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Healthy Future Fund	5,398,006	1,661,562
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$341	$315
Class M	.25%	.25%	484	463
Class C	.75%	.25%	1,016	993
			$1,841	$1,771

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class M	$34

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$376.28
Class M	150.16
Class C	184.18
Fidelity Healthy Future Fund	5,408.27
Class I	155.16
Class Z	39.04
	$6,312

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Healthy Future Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Healthy Future Fund	$42

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Healthy Future Fund	242,222	36,123	(1,397)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit or commitment fees paid.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2024. Some expenses, for example   the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$11,639
Class M	1.55%	8,428
Class C	2.05%	8,649
Fidelity Healthy Future Fund	1.05%	167,451
Class I	1.05%	8,139
Class Z	.90%	7,962
		$212,268

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $137.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $97.
8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended April 30, 2023 A	Year ended April 30, 2023 A
Fidelity Healthy Future Fund
Class A
Shares sold	21,624	$214,288
Shares redeemed	(2,197)	(22,414)
Net increase (decrease)	19,427	$191,874
Class M
Shares sold	12,903	$129,961
Net increase (decrease)	12,903	$129,961
Class C
Shares sold	12,345	$123,179
Net increase (decrease)	12,345	$123,179
Fidelity Healthy Future Fund
Shares sold	405,307	$4,047,257
Shares redeemed	(86,589)	(856,749)
Net increase (decrease)	318,718	$3,190,508
Class I
Shares sold	10,884	$108,773
Net increase (decrease)	10,884	$108,773
Class Z
Shares sold	10,820	$107,700
Shares redeemed	(746)	(7,301)
Net increase (decrease)	10,074	$100,399

A   For the period May 24, 2022 (commencement of operations) through April 30, 2023.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Healthy Future Fund	26%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Healthy Future Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Healthy Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 24, 2022 (commencement of operations) through April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period May 24, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023
Fidelity® Healthy Future Fund
Class A	1.29%
Actual		$ 1,000	$ 1,117.30	$ 6.77
Hypothetical- B		$ 1,000	$ 1,018.40	$ 6.46
Class M	1.54%
Actual		$ 1,000	$ 1,115.30	$ 8.08
Hypothetical- B		$ 1,000	$ 1,017.16	$ 7.70
Class C	2.04%
Actual		$ 1,000	$ 1,112.40	$ 10.68
Hypothetical- B		$ 1,000	$ 1,014.68	$ 10.19
Fidelity® Healthy Future Fund	1.04%
Actual		$ 1,000	$ 1,118.30	$ 5.46
Hypothetical- B		$ 1,000	$ 1,019.64	$ 5.21
Class I	1.04%
Actual		$ 1,000	$ 1,118.30	$ 5.46
Hypothetical- B		$ 1,000	$ 1,019.64	$ 5.21
Class Z	.89%
Actual		$ 1,000	$ 1,119.20	$ 4.68
Hypothetical- B		$ 1,000	$ 1,020.38	$ 4.46

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9904957.100
HWF-ANN-0623
Fidelity® SAI High Income Fund

Annual Report
April 30, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Life of Fund A
Fidelity® SAI High Income Fund	-0.07%	-2.66%

A     From May 13, 2021

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI High Income Fund, on May 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:
For the fiscal year, the fund returned -0.07%, trailing the 1.03% gain of the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core investment in high-yield bonds returned -0.56% and detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially in technology & electronics. Stock selection in media and real estate also hurt. The fund's biggest individual relative detractor was an overweight in Rackspace Hosting, which returned about -64% the past year. Also hindering performance was our outsized stake in Communications Sales & Leasing (now known as Uniti Group), which returned -18%. It was one of the largest holdings in the fund. The fund's out-of-benchmark stake in GTT Communications returned -50% and also detracted. Conversely, the largest contributor to performance versus the benchmark was positioning in energy. Positioning in retail and an underweighting in media also helped. Lastly, the fund's stake in cash was a notable contributor. Our non-benchmark investment in Jonah Energy was the fund's largest individual relative contributor, driven by an advance of 87%. The fund's out-of-benchmark stake in Mesquite Energy, one of the biggest holdings in the fund, gained 14%. Avoiding LightSquared/Ligado, a benchmark component that returned -50%, helped relative performance. Notable changes in positioning include increased exposure to the services industry and a lower allocation to basic industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Mesquite Energy, Inc.	2.6
New Fortress Energy, Inc.	2.3
Uniti Group LP / Uniti Group Finance, Inc.	1.8
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.8
Southeastern Grocers, Inc.	1.8
CCO Holdings LLC/CCO Holdings Capital Corp.	1.8
Ford Motor Credit Co. LLC	1.8
Community Health Systems, Inc.	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.7
Occidental Petroleum Corp.	1.5
18.9

Market Sectors (% of Fund's net assets)

Energy	17.8
Telecommunications	8.3
Healthcare	6.9
Services	6.8
Technology	6.0

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 82.4%
	Principal Amount (a)	Value ($)
Convertible Bonds - 2.9%
Broadcasting - 1.1%
DISH Network Corp.:
2.375% 3/15/24	11,916,000	10,307,340
3.375% 8/15/26	16,374,000	7,712,154
		18,019,494
Energy - 1.8%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	1,610,553	10,821,145
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	2,784,113	18,706,177
		29,527,322
TOTAL CONVERTIBLE BONDS		47,546,816
Nonconvertible Bonds - 79.5%
Aerospace - 2.1%
ATI, Inc.:
4.875% 10/1/29	2,015,000	1,857,729
5.875% 12/1/27	1,668,000	1,628,910
Bombardier, Inc. 7.875% 4/15/27 (d)	4,970,000	4,959,007
BWX Technologies, Inc. 4.125% 6/30/28 (d)	4,425,000	4,050,233
Howmet Aerospace, Inc.:
5.9% 2/1/27	730,000	747,212
6.875% 5/1/25	730,000	751,625
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)	1,680,000	1,331,350
4.625% 3/1/28 (d)	3,475,000	3,068,564
Moog, Inc. 4.25% 12/15/27 (d)	220,000	206,842
TransDigm, Inc.:
4.625% 1/15/29	4,390,000	3,972,950
5.5% 11/15/27	4,520,000	4,339,200
6.25% 3/15/26 (d)	2,055,000	2,064,714
6.375% 6/15/26	1,460,000	1,458,019
6.75% 8/15/28 (d)	2,200,000	2,234,190
7.5% 3/15/27	1,925,000	1,934,608
		34,605,153
Air Transportation - 0.7%
Air Canada 3.875% 8/15/26 (d)	1,075,000	995,110
American Airlines, Inc. 7.25% 2/15/28 (d)	735,000	714,886
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)	4,775,000	4,689,020
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)	620,500	619,507
Rand Parent LLC 8.5% 2/15/30 (d)	1,030,000	933,143
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)	3,690,000	3,726,749
		11,678,415
Automotive - 0.2%
Ford Motor Co.:
6.1% 8/19/32	1,610,000	1,535,532
7.4% 11/1/46	585,000	595,518
Ford Motor Credit Co. LLC 3.625% 6/17/31	2,015,000	1,660,887
		3,791,937
Automotive & Auto Parts - 2.2%
Adient Global Holdings Ltd. 7% 4/15/28 (d)	445,000	456,293
Allison Transmission, Inc. 3.75% 1/30/31 (d)	735,000	627,391
Dana, Inc.:
4.25% 9/1/30	590,000	477,895
5.375% 11/15/27	395,000	371,250
Ford Motor Co.:
3.25% 2/12/32	1,470,000	1,136,284
4.75% 1/15/43	735,000	552,132
5.291% 12/8/46	295,000	238,586
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.7305% 3/6/26 (e)(f)	2,065,000	2,076,251
2.3% 2/10/25	6,565,000	6,111,934
2.9% 2/10/29	4,310,000	3,575,966
3.375% 11/13/25	730,000	677,921
3.815% 11/2/27	3,500,000	3,138,084
4% 11/13/30	725,000	621,663
4.389% 1/8/26	1,460,000	1,387,128
4.95% 5/28/27	2,905,000	2,747,236
5.125% 6/16/25	730,000	710,611
6.95% 3/6/26	5,815,000	5,869,056
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (d)(e)	295,000	265,511
Macquarie AirFinance Holdings 8.375% 5/1/28 (d)	1,605,000	1,606,059
ZF North America Capital, Inc.:
4.75% 4/29/25 (d)	1,750,000	1,709,832
6.875% 4/14/28 (d)	810,000	833,640
7.125% 4/14/30 (d)	810,000	836,373
		36,027,096
Banks & Thrifts - 0.4%
Ally Financial, Inc.:
5.75% 11/20/25	149,000	144,781
6.7% 2/14/33	2,935,000	2,648,364
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	2,015,000	1,803,181
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (d)	585,000	457,763
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (d)	590,000	510,430
7.875% 5/1/27 (d)	590,000	563,450
		6,127,969
Broadcasting - 1.3%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(g)	12,645,000	853,538
DISH Network Corp. 11.75% 11/15/27 (d)	3,665,000	3,462,122
Nexstar Media, Inc.:
4.75% 11/1/28 (d)	585,000	514,160
5.625% 7/15/27 (d)	735,000	690,297
Sinclair Television Group, Inc. 5.5% 3/1/30 (d)	224,000	173,040
Sirius XM Radio, Inc.:
4% 7/15/28 (d)	4,490,000	3,791,132
4.125% 7/1/30 (d)	2,995,000	2,402,283
5.5% 7/1/29 (d)	1,515,000	1,349,457
TEGNA, Inc.:
4.625% 3/15/28	3,285,000	2,924,636
5% 9/15/29	1,395,000	1,221,434
Univision Communications, Inc.:
4.5% 5/1/29 (d)	1,735,000	1,495,332
6.625% 6/1/27 (d)	3,185,000	3,066,730
		21,944,161
Building Materials - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)	350,000	334,688
Builders FirstSource, Inc. 4.25% 2/1/32 (d)	3,750,000	3,285,677
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	2,715,000	2,391,033
6% 12/1/29 (d)	2,595,000	2,113,628
		8,125,026
Cable/Satellite TV - 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	5,510,000	4,512,750
4.25% 1/15/34 (d)	2,840,000	2,163,343
4.5% 8/15/30 (d)	5,705,000	4,790,486
4.5% 5/1/32	7,039,000	5,635,243
4.5% 6/1/33 (d)	5,460,000	4,346,230
4.75% 3/1/30 (d)	4,700,000	4,043,862
4.75% 2/1/32 (d)	4,090,000	3,384,397
CSC Holdings LLC:
4.125% 12/1/30 (d)	3,395,000	2,436,530
4.5% 11/15/31 (d)	745,000	521,913
4.625% 12/1/30 (d)	6,930,000	3,382,722
5.375% 2/1/28 (d)	3,690,000	3,026,530
5.75% 1/15/30 (d)	2,120,000	1,081,929
7.5% 4/1/28 (d)	2,580,000	1,611,947
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)	720,000	631,850
DISH DBS Corp. 5.75% 12/1/28 (d)	3,630,000	2,580,594
Dolya Holdco 18 DAC 5% 7/15/28 (d)	1,585,000	1,420,864
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)	4,020,000	3,128,597
6.5% 9/15/28 (d)	5,430,000	2,533,638
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)	4,400,000	4,061,200
Ziggo BV 4.875% 1/15/30 (d)	1,730,000	1,487,926
		56,782,551
Capital Goods - 1.0%
Mueller Water Products, Inc. 4% 6/15/29 (d)	2,785,000	2,515,095
Regal Rexnord Corp.:
6.05% 2/15/26 (d)	2,190,000	2,220,916
6.05% 4/15/28 (d)	1,459,000	1,472,854
6.3% 2/15/30 (d)	1,460,000	1,487,465
Vertical Holdco GmbH 7.625% 7/15/28 (d)	2,710,000	2,424,077
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)	6,595,000	6,165,445
		16,285,852
Chemicals - 2.8%
CVR Partners LP 6.125% 6/15/28 (d)	3,455,000	3,119,644
Element Solutions, Inc. 3.875% 9/1/28 (d)	1,420,000	1,252,968
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)	1,820,000	1,684,301
7% 12/31/27 (d)	1,040,000	914,085
LSB Industries, Inc. 6.25% 10/15/28 (d)	1,210,000	1,064,890
Methanex Corp.:
5.125% 10/15/27	3,705,000	3,539,702
5.65% 12/1/44	4,460,000	3,703,279
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)	3,365,000	2,725,079
4.875% 6/1/24 (d)	1,735,000	1,707,427
5% 5/1/25 (d)	250,000	242,587
5.25% 6/1/27 (d)	2,580,000	2,334,877
Nufarm Australia Ltd. 5% 1/27/30 (d)	4,635,000	4,119,392
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)	3,520,000	3,002,824
6.25% 10/1/29 (d)	2,505,000	2,012,984
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)	295,000	265,626
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	3,235,000	2,979,116
The Chemours Co. LLC:
4.625% 11/15/29 (d)	1,330,000	1,095,379
5.375% 5/15/27	1,160,000	1,078,062
5.75% 11/15/28 (d)	3,530,000	3,137,397
Tronox, Inc. 4.625% 3/15/29 (d)	735,000	610,129
W.R. Grace Holding LLC:
5.625% 8/15/29 (d)	5,025,000	4,334,498
7.375% 3/1/31 (d)	595,000	595,919
		45,520,165
Consumer Products - 0.6%
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (d)	395,000	368,274
Mattel, Inc.:
3.375% 4/1/26 (d)	2,370,000	2,241,774
3.75% 4/1/29 (d)	4,320,000	3,899,030
5.45% 11/1/41	585,000	520,058
Newell Brands, Inc.:
4.7% 4/1/26	730,000	697,150
6% 4/1/46 (h)	585,000	455,580
6.375% 9/15/27	730,000	719,050
6.625% 9/15/29	820,000	810,017
The Scotts Miracle-Gro Co.:
4% 4/1/31	295,000	238,365
4.375% 2/1/32	435,000	351,591
		10,300,889
Containers - 1.3%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(e)	600,000	491,709
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27 (d)	1,040,000	887,667
5.25% 8/15/27 (d)	1,776,000	1,515,862
Ball Corp.:
2.875% 8/15/30	730,000	612,101
4.875% 3/15/26	2,190,000	2,168,670
Berry Global, Inc. 4.875% 7/15/26 (d)	1,170,000	1,144,007
BWAY Holding Co. 7.875% 8/15/26 (d)	2,190,000	2,221,372
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)	735,000	639,616
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	1,325,000	1,180,906
LABL, Inc.:
5.875% 11/1/28 (d)	450,000	415,125
6.75% 7/15/26 (d)	300,000	297,234
9.5% 11/1/28 (d)	300,000	308,832
10.5% 7/15/27 (d)	895,000	850,322
Sealed Air Corp. 5% 4/15/29 (d)	3,940,000	3,776,372
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (d)	875,000	887,863
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)	2,400,000	2,329,983
8.5% 8/15/27 (d)	1,080,000	1,042,691
		20,770,332
Diversified Financial Services - 3.2%
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	2,100,000	1,268,610
3.625% 10/1/31 (d)	2,610,000	1,458,520
Hightower Holding LLC 6.75% 4/15/29 (d)	2,235,000	1,939,533
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	6,990,000	6,138,688
4.75% 9/15/24	255,000	251,565
5.25% 5/15/27	13,865,000	13,050,431
6.25% 5/15/26	6,655,000	6,560,273
6.375% 12/15/25	1,650,000	1,635,973
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (d)	520,000	437,242
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (d)	2,550,000	2,017,688
LPL Holdings, Inc. 4.375% 5/15/31 (d)	730,000	647,875
MSCI, Inc.:
3.25% 8/15/33 (d)	1,890,000	1,535,625
3.625% 9/1/30 (d)	2,905,000	2,506,056
OneMain Finance Corp.:
3.5% 1/15/27	5,220,000	4,427,186
3.875% 9/15/28	6,243,000	5,010,133
6.875% 3/15/25	290,000	283,701
7.125% 3/15/26	3,425,000	3,337,640
		52,506,739
Diversified Media - 0.2%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)	4,985,000	3,878,629
Energy - 13.9%
Altus Midstream LP 5.875% 6/15/30 (d)	2,270,000	2,174,592
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)	730,000	706,142
7.875% 5/15/26 (d)	730,000	749,544
Apache Corp.:
4.25% 1/15/30	1,575,000	1,439,156
5.1% 9/1/40	1,320,000	1,131,293
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	4,200,000	3,832,500
California Resources Corp. 7.125% 2/1/26 (d)	1,020,000	1,030,261
Centennial Resource Production LLC:
5.875% 7/1/29 (d)	2,150,000	2,026,375
7.75% 2/15/26 (d)	1,150,000	1,162,938
Cheniere Energy Partners LP:
3.25% 1/31/32	2,905,000	2,420,105
4% 3/1/31	1,460,000	1,305,861
Citgo Petroleum Corp. 6.375% 6/15/26 (d)	3,110,000	3,029,078
CNX Resources Corp. 7.375% 1/15/31 (d)	855,000	824,918
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	1,910,000	1,639,683
6.75% 3/1/29 (d)	2,280,000	2,064,260
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	11,785,000	11,309,240
5.75% 4/1/25	2,685,000	2,644,706
6% 2/1/29 (d)	8,235,000	7,761,488
7.375% 2/1/31 (d)	1,455,000	1,455,000
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (d)	2,495,000	2,357,117
5.625% 10/15/25 (d)	395,000	389,940
CVR Energy, Inc.:
5.25% 2/15/25 (d)	5,580,000	5,394,967
5.75% 2/15/28 (d)	4,910,000	4,387,576
Delek Logistics Partners LP 7.125% 6/1/28 (d)	3,205,000	2,919,226
DT Midstream, Inc.:
4.125% 6/15/29 (d)	2,490,000	2,206,770
4.375% 6/15/31 (d)	730,000	634,746
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	1,380,000	1,373,096
EnLink Midstream LLC:
5.625% 1/15/28 (d)	1,365,000	1,344,381
6.5% 9/1/30 (d)	1,385,000	1,399,085
EnLink Midstream Partners LP 4.85% 7/15/26	1,310,000	1,275,567
EQM Midstream Partners LP:
4% 8/1/24	1,455,000	1,409,350
4.75% 1/15/31 (d)	735,000	602,385
6% 7/1/25 (d)	185,000	181,750
6.5% 7/1/27 (d)	2,745,000	2,676,399
6.5% 7/15/48	440,000	333,153
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	870,000	813,450
Harvest Midstream I LP 7.5% 9/1/28 (d)	1,690,000	1,653,581
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	1,330,000	1,182,490
5.125% 6/15/28 (d)	1,650,000	1,567,352
5.5% 10/15/30 (d)	730,000	679,426
5.625% 2/15/26 (d)	3,510,000	3,454,998
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)	1,575,000	1,471,456
6.25% 11/1/28 (d)	1,575,000	1,508,459
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)	3,270,000	3,048,588
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	20,250,000	18,646,815
6.75% 9/15/25 (d)	17,725,000	16,880,170
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	2,055,000	1,970,355
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)	415,000	409,813
Occidental Petroleum Corp.:
4.2% 3/15/48	735,000	573,632
4.4% 4/15/46	2,205,000	1,775,895
4.4% 8/15/49	1,030,000	809,745
4.5% 7/15/44	1,805,000	1,460,101
5.5% 12/1/25	3,132,000	3,141,869
5.55% 3/15/26	440,000	443,692
5.875% 9/1/25	1,620,000	1,637,378
6.125% 1/1/31	2,385,000	2,493,207
6.45% 9/15/36	1,685,000	1,788,206
6.625% 9/1/30	2,945,000	3,143,788
7.5% 5/1/31	2,790,000	3,112,887
7.875% 9/15/31	945,000	1,070,901
7.95% 6/15/39	365,000	416,527
8.875% 7/15/30	2,720,000	3,196,000
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)	2,185,000	1,944,134
4.95% 7/15/29 (d)	3,370,000	3,112,027
6.875% 4/15/40 (d)	330,000	287,212
SM Energy Co. 5.625% 6/1/25	1,915,000	1,870,744
Southwestern Energy Co. 4.75% 2/1/32	3,505,000	3,090,550
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	275,000	268,071
Sunnova Energy Corp. 5.875% 9/1/26 (d)	900,000	815,625
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	2,585,000	2,328,839
5.875% 3/15/28	2,780,000	2,717,450
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)	2,010,000	1,780,237
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)	4,880,000	4,514,819
6% 3/1/27 (d)	6,151,000	5,934,654
6% 12/31/30 (d)	11,005,000	9,774,076
6% 9/1/31 (d)	4,865,000	4,307,594
7.5% 10/1/25 (d)	4,735,000	4,771,083
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,460,000	1,375,928
Teine Energy Ltd. 6.875% 4/15/29 (d)	395,000	360,776
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)	1,153,750	1,125,390
Transocean, Inc.:
7.5% 1/15/26 (d)	1,145,000	1,056,125
8% 2/1/27 (d)	2,475,000	2,196,835
8.75% 2/15/30 (d)	1,895,000	1,912,036
Valaris Ltd. 8.375% 4/30/30 (d)	2,100,000	2,100,903
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	2,920,000	2,622,741
3.875% 11/1/33 (d)	780,000	657,710
4.125% 8/15/31 (d)	4,690,000	4,154,648
6.25% 1/15/30 (d)	2,190,000	2,220,675
Western Gas Partners LP:
3.35% 2/1/25	2,610,000	2,492,175
3.95% 6/1/25	735,000	707,848
5.3% 3/1/48	735,000	619,068
5.5% 8/15/48	440,000	376,279
5.5% 2/1/50	1,470,000	1,247,108
		228,686,789
Environmental - 1.1%
Clean Harbors, Inc. 6.375% 2/1/31 (d)	690,000	703,966
Covanta Holding Corp. 4.875% 12/1/29 (d)	2,205,000	1,962,450
Darling Ingredients, Inc. 6% 6/15/30 (d)	1,345,000	1,330,561
GFL Environmental, Inc.:
3.75% 8/1/25 (d)	1,460,000	1,411,423
5.125% 12/15/26 (d)	1,460,000	1,436,239
Madison IAQ LLC:
4.125% 6/30/28 (d)	3,790,000	3,334,266
5.875% 6/30/29 (d)	3,255,000	2,548,048
Stericycle, Inc.:
3.875% 1/15/29 (d)	4,405,000	3,963,182
5.375% 7/15/24 (d)	990,000	983,981
		17,674,116
Food & Drug Retail - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (d)	395,000	371,480
3.5% 3/15/29 (d)	3,660,000	3,242,745
4.875% 2/15/30 (d)	3,835,000	3,576,138
BellRing Brands, Inc. 7% 3/15/30 (d)	585,000	599,320
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)	5,715,000	3,032,322
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)	1,170,000	1,000,865
Parkland Corp. 4.625% 5/1/30 (d)	895,000	778,720
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)	145,000	137,388
		12,738,978
Food/Beverage/Tobacco - 1.7%
C&S Group Enterprises LLC 5% 12/15/28 (d)	2,440,000	1,926,258
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)	585,000	536,766
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)	4,645,000	4,254,039
4.375% 1/31/32 (d)	735,000	670,481
Performance Food Group, Inc. 5.5% 10/15/27 (d)	335,000	328,326
Pilgrim's Pride Corp.:
3.5% 3/1/32	730,000	587,650
4.25% 4/15/31	865,000	752,386
Post Holdings, Inc.:
4.625% 4/15/30 (d)	2,035,000	1,838,043
5.5% 12/15/29 (d)	2,055,000	1,954,596
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)	2,365,000	2,085,755
TreeHouse Foods, Inc. 4% 9/1/28	1,265,000	1,119,525
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	10,060,000	8,450,400
U.S. Foods, Inc.:
4.625% 6/1/30 (d)	1,725,000	1,577,536
4.75% 2/15/29 (d)	1,695,000	1,576,659
United Natural Foods, Inc. 6.75% 10/15/28 (d)	295,000	280,014
		27,938,434
Gaming - 1.5%
Affinity Gaming LLC 6.875% 12/15/27 (d)	4,930,000	4,434,474
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)	2,430,000	2,432,966
7% 2/15/30 (d)	1,750,000	1,765,619
8.125% 7/1/27 (d)	3,509,000	3,580,064
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	2,980,000	3,004,540
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (d)	2,845,000	2,304,709
Golden Entertainment, Inc. 7.625% 4/15/26 (d)	2,005,000	2,025,050
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	2,000,000	1,740,000
MGM Resorts International:
4.75% 10/15/28	175,000	163,613
5.5% 4/15/27	175,000	171,263
Station Casinos LLC 4.5% 2/15/28 (d)	390,000	358,578
Transocean, Inc. 7.25% 11/1/25 (d)	745,000	709,613
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (d)	1,465,000	1,306,149
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (d)	735,000	752,870
		24,749,508
Healthcare - 6.5%
1375209 BC Ltd. 9% 1/30/28 (d)	2,883,000	2,854,170
180 Medical, Inc. 3.875% 10/15/29 (d)	1,435,000	1,277,946
Amgen, Inc. 5.6% 3/2/43	1,610,000	1,656,695
AMN Healthcare 4% 4/15/29 (d)	925,000	814,000
Avantor Funding, Inc.:
3.875% 11/1/29 (d)	1,830,000	1,611,977
4.625% 7/15/28 (d)	280,000	261,905
Catalent Pharma Solutions 3.5% 4/1/30 (d)	1,295,000	1,097,873
Centene Corp.:
2.5% 3/1/31	1,985,000	1,619,184
3% 10/15/30	1,920,000	1,635,187
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	1,300,000	1,140,666
4% 3/15/31 (d)	1,310,000	1,141,338
4.25% 5/1/28 (d)	385,000	350,515
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	5,905,000	4,763,791
5.25% 5/15/30 (d)	11,150,000	9,293,124
5.625% 3/15/27 (d)	5,260,000	4,853,775
6% 1/15/29 (d)	3,600,000	3,190,500
6.125% 4/1/30 (d)	4,695,000	3,341,532
6.875% 4/15/29 (d)	2,035,000	1,505,776
8% 3/15/26 (d)	1,150,000	1,139,583
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	3,610,000	3,140,700
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	1,280,000	1,030,751
4.625% 6/1/30 (d)	6,215,000	5,413,694
Embecta Corp. 5% 2/15/30 (d)	1,680,000	1,449,118
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	2,780,000	2,216,475
HCA Holdings, Inc. 5.5% 6/15/47	1,470,000	1,382,730
HealthEquity, Inc. 4.5% 10/1/29 (d)	1,600,000	1,430,720
Hologic, Inc.:
3.25% 2/15/29 (d)	3,095,000	2,781,868
4.625% 2/1/28 (d)	125,000	121,535
Humana, Inc. 5.875% 3/1/33	1,465,000	1,577,972
Jazz Securities DAC 4.375% 1/15/29 (d)	2,600,000	2,389,569
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	1,910,000	1,540,501
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)	1,385,000	1,221,754
3.875% 5/15/32 (d)	785,000	672,731
Mozart Borrower LP 3.875% 4/1/29 (d)	730,000	638,716
Option Care Health, Inc. 4.375% 10/31/29 (d)	1,585,000	1,425,139
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	5,440,000	5,004,824
5.125% 4/30/31 (d)	795,000	708,380
Owens & Minor, Inc. 4.5% 3/31/29 (d)	215,000	172,436
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (d)	4,150,000	3,790,299
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	2,020,000	1,416,846
Teleflex, Inc. 4.25% 6/1/28 (d)	1,275,000	1,195,250
Tenet Healthcare Corp.:
4.25% 6/1/29	4,025,000	3,692,736
4.375% 1/15/30	3,835,000	3,523,785
4.625% 6/15/28	3,455,000	3,274,071
6.125% 10/1/28	4,245,000	4,118,534
6.125% 6/15/30 (d)	4,165,000	4,119,650
6.25% 2/1/27	1,405,000	1,398,029
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	1,775,000	1,605,191
7.875% 9/15/29	450,000	472,278
8.125% 9/15/31	450,000	475,264
		106,951,083
Homebuilders/Real Estate - 3.9%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)	2,060,000	1,720,100
Howard Hughes Corp.:
4.125% 2/1/29 (d)	1,830,000	1,538,371
4.375% 2/1/31 (d)	995,000	806,091
Kennedy-Wilson, Inc. 4.75% 2/1/30	2,080,000	1,610,066
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	8,590,000	5,883,900
4.625% 8/1/29	3,225,000	2,441,397
5% 10/15/27	11,855,000	9,879,432
5.25% 8/1/26	920,000	819,302
Railworks Holdings LP 8.25% 11/15/28 (d)	2,700,000	2,563,211
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	2,290,000	1,697,463
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)	2,590,000	1,846,561
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)	535,000	501,673
5.625% 3/1/24 (d)	730,000	726,426
TopBuild Corp. 4.125% 2/15/32 (d)	1,320,000	1,134,303
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	40,000	39,900
TRI Pointe Homes, Inc. 5.7% 6/15/28	295,000	289,469
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	10,260,000	8,158,558
6.5% 2/15/29 (d)	31,190,000	18,828,882
10.5% 2/15/28 (d)	2,930,000	2,803,707
		63,288,812
Hotels - 0.6%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)	4,555,000	3,887,283
3.75% 5/1/29 (d)	10,000	9,014
4% 5/1/31 (d)	4,050,000	3,582,122
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)	2,965,000	2,756,827
		10,235,246
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (d)	585,000	489,689
7% 11/15/25 (d)	295,000	281,710
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)	3,940,000	3,607,254
6.75% 10/15/27 (d)	740,000	690,785
6.75% 4/15/28 (d)	735,000	734,071
AmWINS Group, Inc. 4.875% 6/30/29 (d)	2,045,000	1,855,667
AssuredPartners, Inc. 5.625% 1/15/29 (d)	2,915,000	2,523,626
HUB International Ltd. 7% 5/1/26 (d)	1,040,000	1,035,371
		11,218,173
Leisure - 2.2%
Carnival Corp.:
5.75% 3/1/27 (d)	3,545,000	2,906,199
6% 5/1/29 (d)	3,000,000	2,354,992
6.65% 1/15/28	720,000	556,776
7.625% 3/1/26 (d)	5,780,000	5,271,402
MajorDrive Holdings IV LLC 6.375% 6/1/29 (d)	295,000	233,050
NCL Corp. Ltd.:
5.875% 3/15/26 (d)	1,585,000	1,365,267
7.75% 2/15/29 (d)	4,040,000	3,422,019
NCL Finance Ltd. 6.125% 3/15/28 (d)	1,390,000	1,122,425
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)	5,935,000	5,315,522
5.375% 7/15/27 (d)	2,775,000	2,463,649
5.5% 8/31/26 (d)	4,870,000	4,464,421
5.5% 4/1/28 (d)	3,715,000	3,277,925
7.25% 1/15/30 (d)	735,000	737,067
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	1,545,000	1,305,801
Voc Escrow Ltd. 5% 2/15/28 (d)	2,365,000	2,103,098
		36,899,613
Metals/Mining - 1.1%
Arconic Corp. 6% 5/15/25 (d)	725,000	720,802
Cleveland-Cliffs, Inc. 4.875% 3/1/31 (d)	295,000	259,054
Constellium NV 5.875% 2/15/26 (d)	1,073,000	1,067,785
Eldorado Gold Corp. 6.25% 9/1/29 (d)	125,000	116,250
ERO Copper Corp. 6.5% 2/15/30 (d)	4,180,000	3,712,363
First Quantum Minerals Ltd. 6.875% 10/15/27 (d)	2,385,000	2,307,189
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)	730,000	634,088
4.5% 9/15/27 (d)	850,000	807,679
5.125% 5/15/24 (d)	590,000	587,556
Howmet Aerospace, Inc. 5.95% 2/1/37	585,000	595,274
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	1,485,000	1,382,866
Mineral Resources Ltd. 8.5% 5/1/30 (d)	2,310,000	2,350,425
Novelis Corp.:
3.25% 11/15/26 (d)	445,000	407,381
3.875% 8/15/31 (d)	740,000	619,676
PMHC II, Inc. 9% 2/15/30 (d)	2,655,000	2,030,245
		17,598,633
Paper - 0.8%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (d)	1,040,000	843,583
6% 6/15/27 (d)	2,930,000	2,914,821
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)	1,405,000	1,379,003
8.75% 4/15/30 (d)	2,250,000	2,070,705
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	515,000	439,036
Glatfelter Corp. 4.75% 11/15/29 (d)	2,885,000	2,053,976
Mercer International, Inc. 5.125% 2/1/29	950,000	793,313
SPA Holdings 3 OY 4.875% 2/4/28 (d)	2,875,000	2,434,373
		12,928,810
Publishing/Printing - 0.2%
News Corp. 5.125% 2/15/32 (d)	3,130,000	2,882,097
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)	1,255,000	1,087,624
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	1,265,000	1,186,491
4% 10/15/30 (d)	3,170,000	2,767,351
5.75% 4/15/25 (d)	575,000	576,151
Garden SpinCo Corp. 8.625% 7/20/30 (d)	740,000	795,500
Yum! Brands, Inc.:
3.625% 3/15/31	735,000	649,185
4.625% 1/31/32	3,255,000	3,039,471
5.375% 4/1/32	585,000	570,631
		9,584,780
Services - 5.4%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	5,149,000	4,891,550
AECOM 5.125% 3/15/27	980,000	959,979
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)	1,260,000	987,816
9.75% 7/15/27 (d)	1,975,000	1,837,210
APX Group, Inc. 6.75% 2/15/27 (d)	2,660,000	2,657,288
Aramark Services, Inc.:
5% 2/1/28 (d)	760,000	723,824
6.375% 5/1/25 (d)	3,350,000	3,350,000
ASGN, Inc. 4.625% 5/15/28 (d)	1,395,000	1,289,146
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)	3,855,000	3,532,256
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)	11,010,000	10,302,503
CoreCivic, Inc.:
4.75% 10/15/27	6,520,000	5,639,738
8.25% 4/15/26	13,298,000	13,433,773
CoreLogic, Inc. 4.5% 5/1/28 (d)	2,080,000	1,700,400
Fair Isaac Corp. 4% 6/15/28 (d)	3,295,000	3,069,400
Gartner, Inc.:
3.625% 6/15/29 (d)	575,000	509,032
3.75% 10/1/30 (d)	1,945,000	1,698,508
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	7,810,000	7,621,096
Iron Mountain, Inc. 4.5% 2/15/31 (d)	730,000	634,725
Korn Ferry 4.625% 12/15/27 (d)	540,000	512,865
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)	2,130,000	1,927,650
Life Time, Inc. 8% 4/15/26 (d)	1,500,000	1,491,533
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	2,905,000	2,734,331
PowerTeam Services LLC 9.033% 12/4/25 (d)	1,215,000	1,043,521
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (d)	1,460,000	1,448,997
Service Corp. International:
4% 5/15/31	1,285,000	1,132,432
5.125% 6/1/29	810,000	779,625
Sotheby's 7.375% 10/15/27 (d)	1,700,000	1,593,806
The GEO Group, Inc. 9.5% 12/31/28 (d)	3,300,000	3,218,391
TriNet Group, Inc. 3.5% 3/1/29 (d)	4,635,000	4,053,308
Uber Technologies, Inc. 4.5% 8/15/29 (d)	175,000	160,927
United Rentals North America, Inc. 6% 12/15/29 (d)	730,000	740,901
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	3,350,000	3,140,682
		88,817,213
Steel - 0.3%
Commercial Metals Co.:
3.875% 2/15/31	880,000	771,091
4.125% 1/15/30	2,495,000	2,233,542
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	2,005,000	1,818,668
		4,823,301
Super Retail - 1.6%
Bath & Body Works, Inc. 6.694% 1/15/27	1,123,000	1,120,341
Carvana Co.:
4.875% 9/1/29 (d)	3,035,000	1,223,020
5.5% 4/15/27 (d)	3,025,000	1,301,489
5.875% 10/1/28 (d)	1,778,000	737,683
EG Global Finance PLC:
6.75% 2/7/25 (d)	4,830,000	4,576,425
8.5% 10/30/25 (d)	2,825,000	2,679,604
Hanesbrands, Inc. 4.875% 5/15/26 (d)	395,000	372,253
LBM Acquisition LLC 6.25% 1/15/29 (d)	2,405,000	1,915,294
Levi Strauss & Co. 3.5% 3/1/31 (d)	1,245,000	1,052,567
Michaels Companies, Inc.:
5.25% 5/1/28 (d)	2,095,000	1,725,882
7.875% 5/1/29 (d)	1,315,000	881,523
Nordstrom, Inc.:
4.25% 8/1/31	3,440,000	2,554,544
4.375% 4/1/30	2,295,000	1,794,828
Sally Holdings LLC 5.625% 12/1/25	1,605,000	1,584,938
Wolverine World Wide, Inc. 4% 8/15/29 (d)	4,356,000	3,620,925
		27,141,316
Technology - 5.5%
Acuris Finance U.S. 5% 5/1/28 (d)	5,535,000	4,390,916
Alteryx, Inc. 8.75% 3/15/28 (d)	590,000	573,574
Athenahealth Group, Inc. 6.5% 2/15/30 (d)	1,080,000	887,046
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	3,665,000	3,307,663
Block, Inc.:
2.75% 6/1/26	730,000	660,659
3.5% 6/1/31	1,780,000	1,450,158
Broadcom, Inc.:
2.45% 2/15/31 (d)	2,675,000	2,192,777
2.6% 2/15/33 (d)	2,050,000	1,617,822
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	1,195,000	1,075,261
4.875% 7/1/29 (d)	1,210,000	1,089,716
Cloud Software Group, Inc. 9% 9/30/29 (d)	3,240,000	2,784,132
Coherent Corp. 5% 12/15/29 (d)	4,115,000	3,704,035
CommScope, Inc.:
4.75% 9/1/29 (d)	2,985,000	2,410,525
6% 3/1/26 (d)	1,445,000	1,380,096
Elastic NV 4.125% 7/15/29 (d)	2,363,000	2,044,468
Entegris Escrow Corp.:
4.75% 4/15/29 (d)	6,885,000	6,403,892
5.95% 6/15/30 (d)	4,375,000	4,158,186
Entegris, Inc. 3.625% 5/1/29 (d)	1,300,000	1,113,190
Gartner, Inc. 4.5% 7/1/28 (d)	3,750,000	3,524,152
Gen Digital, Inc.:
5% 4/15/25 (d)	1,480,000	1,462,941
7.125% 9/30/30 (d)	740,000	743,337
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (d)	1,840,000	1,593,963
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	5,045,000	4,221,606
Match Group Holdings II LLC:
3.625% 10/1/31 (d)	440,000	359,436
4.125% 8/1/30 (d)	930,000	794,900
MicroStrategy, Inc. 6.125% 6/15/28 (d)	3,765,000	3,402,694
onsemi 3.875% 9/1/28 (d)	305,000	274,519
Open Text Corp.:
3.875% 2/15/28 (d)	1,790,000	1,586,137
3.875% 12/1/29 (d)	905,000	760,597
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	930,000	794,110
4.125% 12/1/31 (d)	2,155,000	1,783,622
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)	2,435,000	1,010,525
5.375% 12/1/28 (d)	28,245,000	6,702,541
Roblox Corp. 3.875% 5/1/30 (d)	3,335,000	2,815,407
Seagate HDD Cayman 5.75% 12/1/34	895,000	794,375
Sensata Technologies BV:
4% 4/15/29 (d)	2,060,000	1,861,772
5% 10/1/25 (d)	295,000	290,454
Sensata Technologies, Inc. 3.75% 2/15/31 (d)	735,000	638,526
SS&C Technologies, Inc. 5.5% 9/30/27 (d)	595,000	575,910
TTM Technologies, Inc. 4% 3/1/29 (d)	4,365,000	3,740,238
Twilio, Inc. 3.875% 3/15/31	1,550,000	1,295,304
Uber Technologies, Inc.:
7.5% 5/15/25 (d)	3,795,000	3,851,925
8% 11/1/26 (d)	4,365,000	4,475,391
		90,598,498
Telecommunications - 7.9%
Altice Financing SA:
5% 1/15/28 (d)	3,785,000	3,064,722
5.75% 8/15/29 (d)	11,520,000	9,189,466
Altice France Holding SA 6% 2/15/28 (d)	8,935,000	5,495,025
Altice France SA:
5.125% 1/15/29 (d)	8,120,000	6,000,914
5.125% 7/15/29 (d)	8,025,000	5,932,849
5.5% 1/15/28 (d)	2,115,000	1,665,031
5.5% 10/15/29 (d)	30,000	22,458
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	17,777,000	15,421,548
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)	2,555,000	2,132,499
5.625% 9/15/28 (d)	2,730,000	1,994,142
Consolidated Communications, Inc. 5% 10/1/28 (d)	2,005,000	1,470,066
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	1,595,000	1,400,589
5.875% 10/15/27 (d)	2,480,000	2,282,802
5.875% 11/1/29	3,385,000	2,574,627
8.75% 5/15/30 (d)	2,825,000	2,794,210
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	2,815,000	2,597,696
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (d)	1,355,000	1,160,571
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	4,705,000	2,631,387
4.25% 7/1/28 (d)	4,140,000	2,413,397
10.5% 5/15/30 (d)	3,258,000	3,118,894
Millicom International Cellular SA:
4.5% 4/27/31 (d)	2,230,000	1,715,138
5.125% 1/15/28 (d)	531,000	468,707
Sable International Finance Ltd. 5.75% 9/7/27 (d)	130,000	120,738
SBA Communications Corp. 3.125% 2/1/29	1,190,000	1,018,046
Sprint Capital Corp. 8.75% 3/15/32	1,760,000	2,150,792
Sprint Corp.:
7.125% 6/15/24	5,835,000	5,930,524
7.625% 2/15/25	2,190,000	2,256,473
7.625% 3/1/26	4,985,000	5,278,682
7.875% 9/15/23	1,460,000	1,471,819
T-Mobile U.S.A., Inc. 3.5% 4/15/31	3,655,000	3,301,866
Telecom Italia Capital SA:
6% 9/30/34	2,740,000	2,335,840
7.2% 7/18/36	3,910,000	3,537,687
7.721% 6/4/38	850,000	794,640
Uniti Group, Inc. 6% 1/15/30 (d)	8,570,000	5,055,529
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)	4,685,000	4,014,635
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)	4,595,000	3,810,246
Windstream Escrow LLC 7.75% 8/15/28 (d)	9,005,000	7,416,778
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)	3,320,000	2,513,761
6.125% 3/1/28 (d)	3,695,000	2,362,107
		128,916,901
Textiles/Apparel - 0.2%
Crocs, Inc. 4.125% 8/15/31 (d)	970,000	819,097
Foot Locker, Inc. 4% 10/1/29 (d)	970,000	820,649
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	1,230,000	1,045,207
		2,684,953
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (d)	2,910,000	2,891,449
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)	2,085,000	1,640,082
Seaspan Corp. 5.5% 8/1/29 (d)	5,300,000	4,240,000
		8,771,531
Utilities - 2.4%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)	2,655,000	2,271,507
4.75% 3/15/28 (d)	1,280,000	1,213,023
DPL, Inc.:
4.125% 7/1/25	1,835,000	1,763,894
4.35% 4/15/29	245,000	220,805
EnLink Midstream Partners LP 4.15% 6/1/25	735,000	710,699
FirstEnergy Corp. 3.4% 3/1/50	2,935,000	2,056,466
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,435,000	2,353,525
NRG Energy, Inc.:
3.375% 2/15/29 (d)	2,565,000	2,172,027
3.625% 2/15/31 (d)	930,000	752,820
5.25% 6/15/29 (d)	2,640,000	2,435,158
PG&E Corp.:
5% 7/1/28	4,410,000	4,149,669
5.25% 7/1/30	8,455,000	7,792,509
Pike Corp. 5.5% 9/1/28 (d)	5,535,000	5,022,210
Vertiv Group Corp. 4.125% 11/15/28 (d)	310,000	279,832
Vistra Operations Co. LLC:
5% 7/31/27 (d)	2,395,000	2,275,996
5.5% 9/1/26 (d)	1,520,000	1,489,360
5.625% 2/15/27 (d)	2,950,000	2,877,128
		39,836,628
TOTAL NONCONVERTIBLE BONDS		1,304,397,951
TOTAL CORPORATE BONDS (Cost $1,525,659,979)		1,351,944,767

Common Stocks - 4.0%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (i)	16,200	1,666,332
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (i)	224,406	785,421
Charter Communications, Inc. Class A (i)	4,300	1,585,410
TOTAL CABLE/SATELLITE TV		2,370,831
Capital Goods - 0.1%
Regal Rexnord Corp.	12,000	1,561,920
Energy - 1.5%
California Resources Corp. warrants 10/27/24 (i)	4,491	42,754
Jonah Energy Parent LLC (c)(i)	203,925	9,176,625
Mesquite Energy, Inc. (c)(i)	204,784	12,864,531
New Fortress Energy, Inc.	95,300	2,886,637
TOTAL ENERGY		24,970,547
Food & Drug Retail - 1.8%
Southeastern Grocers, Inc. (b)(c)(i)	1,184,833	29,099,479
Healthcare - 0.2%
Centene Corp. (i)	37,100	2,557,303
Technology - 0.1%
Coherent Corp. (i)(j)	46,800	1,597,752
Telecommunications - 0.1%
GTT Communications, Inc. (c)	89,354	1,103,558
TOTAL COMMON STOCKS (Cost $58,046,994)		64,927,722

Bank Loan Obligations - 5.6%
	Principal Amount (a)	Value ($)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.7755% 5/25/26 (e)(f)(k)	2,325,660	2,083,117
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (e)(f)(k)	7,322,814	466,829
TOTAL BROADCASTING		2,549,946
Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.4091% 5/17/28 (e)(f)(k)	2,437,415	1,926,118
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.5246% 5/7/25 (c)(e)(f)(k)	5,093,479	4,940,675
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (e)(f)(k)	2,573,550	2,462,038
TOTAL CHEMICALS		7,402,713
Energy - 0.6%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.8403% 2/6/25 (e)(f)(k)	5,734,552	5,530,975
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (e)(f)(k)	3,935,736	3,796,018
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(g)(k)	3,800,000	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(g)(k)	1,620,000	0
TOTAL ENERGY		9,326,993
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0822% 11/23/27 (e)(f)(k)	1,899,809	1,498,000
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.9534% 12/13/26 (e)(f)(k)	241,278	229,893
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9983% 10/1/27 (e)(f)(k)	1,067,270	1,026,586
TOTAL HEALTHCARE		2,754,479
Homebuilders/Real Estate - 0.0%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (c)(e)(k)	742,964	705,815
Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3762% 11/6/27 (e)(f)(k)	268,993	266,526
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 8.0208% 4/25/25 (e)(f)(k)	2,342,044	2,336,002
TOTAL INSURANCE		2,602,528
Leisure - 0.9%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.2727% 7/21/28 (e)(f)(k)	13,096,960	12,736,794
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 9/18/24 (f)(k)(l)	2,570,000	2,424,153
TOTAL LEISURE		15,160,947
Paper - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.2572% 4/13/29 (e)(f)(k)	532,908	520,043
Services - 1.4%
ABG Intermediate Holdings 2 LLC:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4067% 12/21/28 (e)(f)(k)	783,210	773,749
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/21/28 (f)(k)(m)	256,790	253,688
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (e)(f)(k)	425,000	368,156
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (e)(f)(k)	4,701,651	4,288,047
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 9.2386% 6/21/24 (e)(f)(k)	5,355,789	5,031,121
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5625% 6/2/28 (e)(f)(k)	3,416,329	3,057,000
Finastra U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.655% 6/13/24 (e)(f)(k)	1,790,000	1,703,633
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (e)(f)(k)	3,240,000	2,886,840
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (e)(f)(k)	4,643,155	3,808,827
TOTAL SERVICES		22,171,061
Super Retail - 0.6%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/5/28 (e)(f)(k)	3,029,246	3,000,862
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 12/18/27 (e)(f)(k)	7,385,473	6,844,340
TOTAL SUPER RETAIL		9,845,202
Technology - 0.4%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (e)(f)(k)	1,998,478	1,869,996
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (f)(k)(m)	245,508	229,725
Central Parent, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.1483% 7/6/29 (e)(f)(k)	877,800	876,466
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.6591% 10/7/27 (e)(f)(k)	832,886	821,084
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2706% 5/3/26 (e)(f)(k)	1,675,758	1,629,674
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 8/27/25 (e)(f)(k)	1,215,077	1,212,805
TOTAL TECHNOLOGY		6,639,750
Telecommunications - 0.3%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 13.9983% 6/30/28 (e)(f)(k)	3,505,610	1,822,917
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.0822% 12/30/27 (e)(f)(k)	4,396,639	3,605,244
TOTAL TELECOMMUNICATIONS		5,428,161
Utilities - 0.3%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0625% 6/23/25 (e)(f)(k)	5,407,090	5,389,733
TOTAL BANK LOAN OBLIGATIONS (Cost $100,377,898)		92,423,489

Preferred Securities - 0.9%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
4.7% (e)(n)	3,950,000	2,952,237
4.7% (e)(n)	2,435,000	1,734,698
Bank of America Corp. 5.875% (e)(n)	2,985,000	2,723,823
JPMorgan Chase & Co.:
4.6% (e)(n)	2,155,000	2,023,134
6.1% (e)(n)	2,980,000	2,963,519
Wells Fargo & Co. 5.9% (e)(n)	1,640,000	1,582,774
TOTAL BANKS & THRIFTS		13,980,185
Diversified Financial Services - 0.1%
Charles Schwab Corp. 4% (e)(n)	1,910,000	1,480,977
TOTAL PREFERRED SECURITIES (Cost $14,613,137)		15,461,162

Other - 1.0%
	Shares	Value ($)
Other - 1.0%
Fidelity Private Credit Central Fund LLC (b)(q) (Cost $16,819,387)	1,691,065	16,775,367

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (o)	80,970,337	80,986,531
Fidelity Securities Lending Cash Central Fund 4.88% (o)(p)	246,575	246,600
TOTAL MONEY MARKET FUNDS (Cost $81,233,131)		81,233,131

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $1,796,750,526)	1,622,765,638
NET OTHER ASSETS (LIABILITIES) - 1.1%	17,539,404
NET ASSETS - 100.0%	1,640,305,042

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $75,402,168 or 4.6% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $988,831,463 or 60.3% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $502,299 and $483,413, respectively.

(n)	Security is perpetual in nature with no stated maturity date.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.
(q)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Central Fund LLC	12/09/21 - 4/28/23	16,819,386

Mesquite Energy, Inc. 15% 7/15/23	6/25/21 - 4/01/22	6,243,973

Mesquite Energy, Inc. 15% 7/15/23	6/25/21 - 4/01/22	9,777,984

Southeastern Grocers, Inc.	6/25/21 - 4/01/22	22,540,546

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	119,265,405	741,058,809	779,337,683	1,946,644	-	-	80,986,531	0.2%
Fidelity Private Credit Central Fund LLC	5,437,758	13,085,437	1,699,004	1,190,246	304	(49,128)	16,775,367	2.8%
Fidelity Securities Lending Cash Central Fund 4.88%	63,228,550	31,305,161	94,287,111	50,214	-	-	246,600	0.0%
Total	187,931,713	785,449,407	875,323,798	3,187,104	304	(49,128)	98,008,498

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Private Credit Central Fund LLC as presented in the Schedule of Investments. Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,370,831	2,370,831	-	-
Consumer Discretionary	1,666,332	1,666,332	-	-
Consumer Staples	29,099,479	-	-	29,099,479
Energy	24,970,547	2,929,391	-	22,041,156
Health Care	2,557,303	2,557,303	-	-
Industrials	1,561,920	1,561,920	-	-
Information Technology	2,701,310	1,597,752	-	1,103,558

Corporate Bonds	1,351,944,767	-	1,322,417,445	29,527,322

Bank Loan Obligations	92,423,489	-	86,776,999	5,646,490

Preferred Securities	15,461,162	-	15,461,162	-

Money Market Funds	81,233,131	81,233,131	-	-
Total Investments in Securities:	1,605,990,271	93,916,660	1,424,655,606	87,418,005

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Consumer Staples
Beginning Balance	$27,867,272
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,232,207
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$29,099,479
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$1,232,207
Energy
Beginning Balance	$25,169,419
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,128,263)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$22,041,156
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(3,128,263)
Corporate Bonds
Beginning Balance	$21,256,578
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	8,270,744
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$29,527,322
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$8,270,744
Other Investments in Securities
Beginning Balance	$5,724,228
Net Realized Gain (Loss) on Investment Securities	(260,850)
Net Unrealized Gain (Loss) on Investment Securities	(1,238,582)
Cost of Purchases	2,981,075
Proceeds of Sales	(495,262)
Amortization/Accretion	39,439
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$6,750,048
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(1,238,582)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value (including securities loaned of $245,808) - See accompanying schedule:
Unaffiliated issuers (cost $1,698,698,008)	$1,524,757,140
Fidelity Central Funds (cost $98,052,518)	98,008,498

Total Investment in Securities (cost $1,796,750,526)		$1,622,765,638
Cash		374,720
Receivable for investments sold		1,716,835
Receivable for fund shares sold		1,297,115
Interest receivable		22,080,195
Distributions receivable from Fidelity Central Funds		282,638
Prepaid expenses		638
Total assets		1,648,517,779
Liabilities
Payable for investments purchased	$6,507,489
Payable for fund shares redeemed	624,394
Distributions payable	12,614
Accrued management fee	737,609
Other payables and accrued expenses	84,031
Collateral on securities loaned	246,600
Total Liabilities		8,212,737
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,640,305,042
Net Assets consist of:
Paid in capital		$2,032,694,471
Total accumulated earnings (loss)		(392,389,429)
Net Assets		$1,640,305,042
Net Asset Value , offering price and redemption price per share ($1,640,305,042 ÷ 189,254,378 shares)		$8.67

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$9,851,036
Interest		92,251,813
Income from Fidelity Central Funds (including $50,214 from security lending)		3,187,104
Total Income		105,289,953
Expenses
Management fee	$9,220,778
Custodian fees and expenses	17,229
Independent trustees' fees and expenses	9,020
Registration fees	63,508
Audit	103,347
Legal	724,945
Miscellaneous	11,770
Total expenses before reductions	10,150,597
Expense reductions	(40,841)
Total expenses after reductions		10,109,756
Net Investment income (loss)		95,180,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(166,579,438)
Fidelity Central Funds	304
Total net realized gain (loss)		(166,579,134)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	37,015,767
Fidelity Central Funds	(49,128)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		36,966,638
Net gain (loss)		(129,612,496)
Net increase (decrease) in net assets resulting from operations		$(34,432,299)
Statement of Changes in Net Assets

	Year ended April 30, 2023	For the period May 13, 2021 (commencement of operations) through April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,180,197	$111,531,249
Net realized gain (loss)	(166,579,134)	(57,116,764)
Change in net unrealized appreciation (depreciation)	36,966,638	(210,951,527)
Net increase (decrease) in net assets resulting from operations	(34,432,299)	(156,537,042)
Distributions to shareholders	(88,720,097)	(112,706,158)
Share transactions
Proceeds from sales of shares	342,593,298	5,413,238,176
Reinvestment of distributions	88,547,414	112,444,143
Cost of shares redeemed	(1,149,048,683)	(2,775,073,710)
Net increase (decrease) in net assets resulting from share transactions	(717,907,971)	2,750,608,609
Total increase (decrease) in net assets	(841,060,367)	2,481,365,409

Net Assets
Beginning of period	2,481,365,409	-
End of period	$1,640,305,042	$2,481,365,409

Other Information
Shares
Sold	39,423,955	543,016,881
Issued in reinvestment of distributions	10,242,638	11,438,350
Redeemed	(131,491,444)	(283,376,002)
Net increase (decrease)	(81,824,851)	271,079,229

Financial Highlights
Fidelity® SAI High Income Fund

Years ended April 30,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.491	.388
Net realized and unrealized gain (loss)	(.510)	(.879)
Total from investment operations	(.019)	(.491)
Distributions from net investment income	(.461)	(.345)
Distributions from net realized gain	-	(.014)
Total distributions	(.461)	(.359)
Net asset value, end of period	$8.67	$9.15
Total Return D,E	(.07)%	(5.10)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.60%	.60% H
Expenses net of fee waivers, if any	.60%	.60% H
Expenses net of all reductions	.60%	.60% H
Net investment income (loss)	5.65%	4.06% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,640,305	$2,481,365
Portfolio turnover rate I	32%	59% H,J

A For the period May 13, 2021 (commencement of operations) through April 30, 2022.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity SAI High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's units are not registered under the Securities Act of 1933, and are subject to substantial restrictions on transfer. The Fund has no redemption rights under the limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The expense ratio for Fidelity Private Credit Central Fund LLC for the year ended December 31, 2022 was 2.46%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$52,244,193	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 4.1 / 3.7	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Market approach	Transaction price	$45.00	Increase
			Parity price	$12.35	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Corporate Bonds	$29,527,322	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Bank Loan Obligations	$5,646,490	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$95.00	Increase
		Indicative market price	Evaluated bid	$97.00	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in   interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards, partnerships, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,127,664
Gross unrealized depreciation	(195,515,026)
Net unrealized appreciation (depreciation)	$(166,387,362)
Tax Cost	$1,789,153,000

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$791,694
Capital loss carryforward	$(226,793,761)
Net unrealized appreciation (depreciation) on securities and other investments	$(166,387,363)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(157,865,635)
Long-term	(68,928,126)
Total capital loss carryforward	$(226,793,761)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022 A
Ordinary Income	$88,720,097	$ 112,706,158

A For the period May 13, 2021 (commencement of operations) through April 30, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity SAI High Income Fund	Fidelity Private Credit Central Fund LLC	$4,463,995

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI High Income Fund	503,087,472	1,171,733,368

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI High Income Fund	$247

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI High Income Fund	1,648,017	1,413,188	59,904

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI High Income Fund	418,596,053	4,188,784,329

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI High Income Fund	$3,289

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI High Income Fund	$4,991	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,787.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $37,054.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI High Income Fund	24%
11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI High Income Fund   (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2023 and for the period May 13, 2021 (commencement of operations) through April 30, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year ended April 30, 2023, and the changes in its net assets and the financial highlights for the year ended April 30, 2023 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023

Fidelity® SAI High Income Fund	.59%
Actual		$ 1,000	$ 1,047.20	$ 2.99
Hypothetical- B		$ 1,000	$ 1,021.87	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $88,720,097 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901441.101
SAH-ANN-0623
Fidelity® Global High Income Fund

Annual Report
April 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-3.38%	0.85%	2.49%
Class M (incl.4.00% sales charge)	-3.38%	0.85%	2.49%
Class C (incl. contingent deferred sales charge)	-1.07%	0.92%	2.30%
Fidelity® Global High Income Fund	0.89%	1.91%	3.16%
Class I	0.89%	1.91%	3.16%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on April 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® Global High Yield and Emerging Markets Plus Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global high-yield bonds gained 1.49% for the 12 months ending April 30, 2023, as measured by the Fidelity Global High Income Composite Index SM . The Composite index consists of high-yield bonds representing the following regions: U.S. (60%), emerging markets (20%), Europe (15%) and Asia (5%). The category advanced modestly this period, as financial markets digested multiple crosscurrents and yields rose. These included stress in the U.S. and European banking systems, signs of consistent pressure on core inflation, falling energy prices, and a U.S. Federal Reserve intent on pulling off a delicate balancing act of containing inflation and cooling economic growth, while also weighing risk to the financial system. Since March 2022, persistently high inflation prompted central banks around the globe, including the Fed, to tighten monetary policy and push nominal and real (inflation-adjusted) bond yields to their highest level since the global financial crisis in 2008-09. The European Central Bank tightened for the first time in more than a decade, moving its policy rate into positive territory. Against this dynamic backdrop, Europe fared best, gaining 3.37% for the 12 months, as measured by the ICE BofA ® Euro High Yield Constrained Index. U.S. high-yield bonds (+1.03%) and emerging-markets debt (+1.33%) also advanced, according to the ICE BofA ® US High Yield Constrained Index and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, respectively. Meanwhile, Asian high-yield bonds returned -2.78%, according to the ICE BofA ® Asian Dollar High Yield Corporate Constrained Index, due to concerns about China's property market and slowing economic growth for much of the 12 months.
Comments from Co-Portfolio Manager Harley Lank:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly 0% to 1%, trailing the 1.49% advance of the Fidelity Global High Income Composite Index SM . Asset allocation detracted from the fund's performance versus the Composite index this period, particularly an overweight in Asian high yield, which notably underperformed. In contrast, security selection contributed, especially within U.S. high yield, where choices among the leisure, energy and retail categories helped relative performance. Security selection in Asian high yield detracted for the 12 months. Here, security selection in China - the largest cohort in the Asian high yield index - hurt most, with Chinese property securities dominating the sleeve's biggest individual relative detractors. A slight overweight in the country detracted to a lesser degree. Security selection in emerging-markets debt and European high yield also weighed on relative performance. In the EM debt sleeve, choices among issuers in Jamaica, Peru and Brazil detracted versus the Composite, as did an overweight in Ghana. Meanwhile, the European debt sleeve's underperformance largely stemmed from its exposure to real estate, banking and communications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
German Federal Republic	1.9
Occidental Petroleum Corp.	1.2
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.2
Tenet Healthcare Corp.	1.1
TransDigm, Inc.	1.1
Ford Motor Credit Co. LLC	1.0
Pacific Gas & Electric Co.	1.0
Mesquite Energy, Inc.	0.9
Uber Technologies, Inc.	0.9
Altice France SA	0.8
11.1

Market Sectors (% of Fund's net assets)

Energy	14.2
Telecommunications	7.3
Technology	5.7
Banks & Thrifts	5.6
Services	5.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 80.3%
		Principal Amount (a)	Value ($)
Convertible Bonds - 2.0%
Broadcasting - 0.7%
DISH Network Corp.:
0% 12/15/25		86,000	41,938
2.375% 3/15/24		210,000	181,650
3.375% 8/15/26		646,000	304,266
			527,854
Diversified Financial Services - 0.6%
New Cotai LLC 5% 2/24/27 (b)		150,721	351,859
Nexi SpA 1.75% 4/24/27 (Reg. S)	EUR	100,000	94,807
			446,666
Energy - 0.6%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		27,566	185,213
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		47,694	320,451
			505,664
Homebuilders/Real Estate - 0.1%
Fastighets AB Balder 3.5% 2/23/28 (Reg. S)	EUR	100,000	99,333
TOTAL CONVERTIBLE BONDS			1,579,517
Nonconvertible Bonds - 78.3%
Aerospace - 1.9%
ATI, Inc.:
4.875% 10/1/29		35,000	32,268
5.125% 10/1/31		25,000	22,497
5.875% 12/1/27		70,000	68,360
Bombardier, Inc.:
6% 2/15/28 (d)		110,000	104,329
7.875% 4/15/27 (d)		170,000	169,624
Embraer Netherlands Finance BV 5.05% 6/15/25		75,000	73,406
Moog, Inc. 4.25% 12/15/27 (d)		20,000	18,804
Rolls-Royce PLC:
4.625% 2/16/26 (Reg. S)	EUR	100,000	107,977
5.75% 10/15/27 (d)		55,000	54,892
TransDigm, Inc.:
4.875% 5/1/29		200,000	181,266
5.5% 11/15/27		335,000	321,600
6.25% 3/15/26 (d)		180,000	180,851
6.75% 8/15/28 (d)		110,000	111,710
Wesco Aircraft Holdings, Inc. 8.5% 11/15/24 (d)		45,000	2,025
			1,449,609
Air Transportation - 0.9%
Air Canada 3.875% 8/15/26 (d)		65,000	60,169
Allegiant Travel Co. 7.25% 8/15/27 (d)		40,000	39,505
Azul Investments LLP 5.875% 10/26/24 (d)		200,000	157,600
Deutsche Lufthansa AG 3% 5/29/26 (Reg. S)	EUR	100,000	103,303
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		46,750	46,675
Rand Parent LLC 8.5% 2/15/30 (d)		165,000	149,484
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		38,896	39,260
United Airlines, Inc.:
4.375% 4/15/26 (d)		80,000	76,402
4.625% 4/15/29 (d)		50,000	45,251
Western Global Airlines LLC 10.375% 8/15/25 (d)		60,000	7,800
			725,449
Automotive - 0.6%
Ford Motor Credit Co. LLC 3.625% 6/17/31		600,000	494,557
Automotive & Auto Parts - 2.1%
Adient Global Holdings Ltd.:
7% 4/15/28 (d)		95,000	97,411
8.25% 4/15/31 (d)		95,000	97,306
Albion Financing 1 SARL 5.25% 10/15/26 (Reg. S)	EUR	119,000	120,508
Dana, Inc. 4.25% 9/1/30		40,000	32,400
Faurecia SA 2.75% 2/15/27 (Reg. S)	EUR	136,000	132,852
Ford Motor Co. 3.25% 2/12/32		140,000	108,217
Ford Motor Credit Co. LLC:
2.9% 2/16/28		50,000	43,268
3.25% 9/15/25	EUR	100,000	105,257
5.125% 6/16/25		170,000	165,485
Jaguar Land Rover Automotive PLC 4.5% 1/15/26 (Reg. S)	EUR	100,000	103,826
LCM Investments Holdings 4.875% 5/1/29 (d)		70,000	59,675
Macquarie AirFinance Holdings 8.375% 5/1/28 (d)		55,000	55,036
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		45,000	40,660
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)		25,000	16,317
Renault SA 2.375% 5/25/26 (Reg. S)	EUR	100,000	100,581
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.9311% 10/15/26 (d)(e)(f)		40,000	39,359
Valeo SA 1% 8/3/28 (Reg. S)	EUR	100,000	88,792
ZF Finance GmbH 5.75% 8/3/26 (Reg. S)	EUR	200,000	221,504
			1,628,454
Banks & Thrifts - 3.0%
Access Bank PLC 6.125% 9/21/26 (d)		190,000	150,373
Akbank TAS 6.8% 2/6/26 (d)		100,000	95,509
Ally Financial, Inc.:
8% 11/1/31		155,000	163,989
8% 11/1/31		118,000	124,468
Alpha Bank SA 2.5% 3/23/28 (Reg. S) (e)	EUR	100,000	90,016
Banca Monte dei Paschi di Siena SpA Eur Swap Annual 5Y Index + 5.000% 7.677% 1/18/28 (e)(f)	EUR	100,000	92,723
Banco BPM SpA 3.375% 1/19/32 (Reg. S) (e)	EUR	200,000	189,294
Banco de Sabadell SA 6% 8/16/33 (Reg. S) (e)	EUR	100,000	99,175
Bangkok Bank Ltd. PCL 3.733% 9/25/34 (Reg. S) (e)		200,000	171,913
BankMuscat SAOG 4.75% 3/17/26 (Reg. S)		200,000	192,788
Cliffton Ltd. 6.25% 10/25/25 (Reg. S)		250,000	238,563
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)		250,000	232,675
Intesa Sanpaolo SpA 2.925% 10/14/30 (Reg. S)	EUR	100,000	89,799
Piraeus Bank SA 3.875% 11/3/27 (Reg. S) (e)	EUR	100,000	94,666
Shinhan Bank 4.375% 4/13/32 (Reg. S)		200,000	184,842
VistaJet Malta Finance PLC / XO Management Holding, Inc. 6.375% 2/1/30 (d)		130,000	112,468
			2,323,261
Broadcasting - 1.5%
Cable Onda SA 4.5% 1/30/30 (d)		200,000	164,125
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (d)		75,000	55,500
7.75% 4/15/28 (d)		35,000	26,558
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(g)		70,000	4,725
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		90,000	57,692
Nexstar Media, Inc. 5.625% 7/15/27 (d)		75,000	70,439
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		50,000	38,868
5.375% 1/15/31 (d)		25,000	17,375
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		50,000	35,857
Sirius XM Radio, Inc.:
4% 7/15/28 (d)		315,000	265,970
4.125% 7/1/30 (d)		65,000	52,136
Summer (BC) Holdco B SARL 5.75% 10/31/26 (Reg. S)	EUR	100,000	95,728
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (g)		200,000	82,702
Univision Communications, Inc.:
4.5% 5/1/29 (d)		100,000	86,186
6.625% 6/1/27 (d)		110,000	105,915
			1,159,776
Building Materials - 0.8%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		115,000	109,969
CEMEX S.A.B. de CV 5.45% 11/19/29 (d)		200,000	190,625
James Hardie International Finance Ltd. 3.625% 10/1/26 (Reg. S)	EUR	100,000	104,690
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)		20,000	16,800
SRS Distribution, Inc.:
4.625% 7/1/28 (d)		55,000	48,437
6% 12/1/29 (d)		55,000	44,798
6.125% 7/1/29 (d)		30,000	24,748
Victors Merger Corp. 6.375% 5/15/29 (d)		100,000	60,785
			600,852
Cable/Satellite TV - 2.1%
Adria Bidco BV 3.125% 2/15/26 (Reg. S)	EUR	100,000	95,501
Altice France Holding SA 8% 5/15/27 (d)	EUR	175,000	137,427
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		100,000	81,901
4.25% 1/15/34 (d)		115,000	87,600
4.5% 8/15/30 (d)		195,000	163,741
4.5% 6/1/33 (d)		120,000	95,522
5.125% 5/1/27 (d)		225,000	212,303
CSC Holdings LLC:
4.5% 11/15/31 (d)		65,000	45,536
4.625% 12/1/30 (d)		75,000	36,610
5% 11/15/31 (d)		65,000	31,197
5.75% 1/15/30 (d)		100,000	51,034
7.5% 4/1/28 (d)		230,000	143,701
DISH DBS Corp. 5.75% 12/1/28 (d)		45,000	31,991
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		150,000	116,739
6.5% 9/15/28 (d)		110,000	51,326
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		35,000	28,442
6% 1/15/27 (d)		160,000	151,790
Ziggo BV 4.875% 1/15/30 (d)		50,000	43,004
			1,605,365
Capital Goods - 0.1%
Tk Elevator Midco GmbH 4.375% 7/15/27 (Reg. S)	EUR	100,000	98,207
Chemicals - 3.3%
Braskem Idesa SAPI 6.99% 2/20/32 (d)		70,000	49,648
CF Industries Holdings, Inc.:
5.15% 3/15/34		45,000	43,752
5.375% 3/15/44		80,000	73,586
CVR Partners LP 6.125% 6/15/28 (d)		90,000	81,264
ENN Clean Energy International Investment Ltd.:
3.375% 5/12/26 (d)		200,000	178,500
3.375% 5/12/26 (Reg. S)		200,000	178,500
INEOS Finance PLC 2.875% 5/1/26	EUR	100,000	101,648
INEOS Quattro Finance 2 PLC 2.5% 1/15/26 (Reg. S)	EUR	100,000	99,163
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (d)(e)		185,000	129,500
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		10,000	9,254
7% 12/31/27 (d)		15,000	13,184
LSB Industries, Inc. 6.25% 10/15/28 (d)		20,000	17,601
MEGlobal Canada, Inc. 5% 5/18/25 (d)		200,000	198,663
NOVA Chemicals Corp. 4.25% 5/15/29 (d)		75,000	60,737
OCP SA:
3.75% 6/23/31 (d)		200,000	167,600
4.5% 10/22/25 (d)		200,000	194,225
Sasol Financing U.S.A. LLC 4.375% 9/18/26		200,000	180,663
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (d)		160,000	144,068
6.625% 5/1/29 (d)		45,000	37,517
The Chemours Co. LLC:
4.625% 11/15/29 (d)		70,000	57,652
5.375% 5/15/27		75,000	69,702
5.75% 11/15/28 (d)		230,000	204,420
Tronox, Inc. 4.625% 3/15/29 (d)		55,000	45,656
W.R. Grace Holding LLC:
4.875% 6/15/27 (d)		70,000	66,479
5.625% 8/15/29 (d)		70,000	60,381
7.375% 3/1/31 (d)		120,000	120,185
			2,583,548
Consumer Products - 1.1%
Central Garden & Pet Co. 4.125% 10/15/30		35,000	29,999
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26 (d)		45,000	41,955
5.875% 4/1/29 (d)		45,000	38,023
Gannett Holdings LLC 6% 11/1/26 (d)		45,000	38,025
Kernel Holding SA 6.75% 10/27/27 (d)		100,000	58,863
Mattel, Inc. 3.375% 4/1/26 (d)		20,000	18,918
Meituan 2.125% 10/28/25 (d)		200,000	183,288
Natura Cosmeticos SA 4.125% 5/3/28 (d)		40,000	33,145
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (d)		75,000	73,960
Prosus NV 4.027% 8/3/50 (d)		200,000	128,000
Tempur Sealy International, Inc.:
3.875% 10/15/31 (d)		75,000	62,179
4% 4/15/29 (d)		60,000	52,485
The Scotts Miracle-Gro Co. 4% 4/1/31		40,000	32,321
TKC Holdings, Inc. 10.5% 5/15/29 (d)		45,000	30,488
Turkiye Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (d)		75,000	72,670
			894,319
Containers - 1.0%
ARD Finance SA:
5% 6/30/27 pay-in-kind (Reg. S) (e)	EUR	100,000	84,350
6.5% 6/30/27 pay-in-kind (d)(e)		70,000	57,366
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 2.125% 8/15/26 (Reg. S)	EUR	200,000	195,302
Ball Corp. 4.875% 3/15/26		85,000	84,172
Berry Global, Inc. 4.875% 7/15/26 (d)		40,000	39,111
CANPACK SA and Eastern PA Land Investment Holding LLC 2.375% 11/1/27 (Reg. S)	EUR	100,000	87,326
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		30,000	26,107
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		35,000	31,194
Huhtamaki Oyj 4.25% 6/9/27 (Reg. S)	EUR	100,000	107,490
Trident Holdings, Inc. 12.75% 12/31/28 (d)		25,000	25,601
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		40,000	38,833
			776,852
Diversified Financial Services - 3.5%
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		30,000	26,026
Coinbase Global, Inc.:
3.375% 10/1/28 (d)		290,000	175,189
3.625% 10/1/31 (d)		185,000	103,382
FLY Leasing Ltd. 7% 10/15/24 (d)		105,000	91,284
Fortune Star (BVI) Ltd. 6.85% 7/2/24 (Reg. S)		200,000	174,500
Garfunkelux Holdco 3 SA 6.75% 11/1/25 (Reg. S)	EUR	100,000	83,463
Hightower Holding LLC 6.75% 4/15/29 (d)		25,000	21,695
HTA Group Ltd. 7% 12/18/25 (d)		200,000	187,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		165,000	144,905
4.75% 9/15/24		90,000	88,788
5.25% 5/15/27		400,000	376,500
6.375% 12/15/25		295,000	292,492
Liberty Costa Rica SR SF 10.875% 1/15/31 (d)		200,000	189,800
OneMain Finance Corp.:
4% 9/15/30		165,000	124,605
7.125% 3/15/26		200,000	194,899
Qtel International Finance Ltd. 2.625% 4/8/31 (d)		200,000	174,475
Verisure Holding AB:
3.25% 2/15/27 (Reg. S)	EUR	100,000	96,587
3.875% 7/15/26 (Reg. S)	EUR	125,000	126,719
Vivion Investments SARL 3% 8/8/24 (Reg. S)	EUR	100,000	79,829
Yihua Overseas Investment Ltd. 8.5% 12/31/49 (Reg. S) (b)(g)		200,000	10,000
			2,762,988
Diversified Media - 0.3%
Allen Media LLC 10.5% 2/15/28 (d)		220,000	117,785
Cmg Media Corp. 8.875% 12/15/27 (d)		90,000	69,777
Lamar Media Corp. 4.875% 1/15/29		45,000	42,543
			230,105
Energy - 12.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)		140,000	135,424
5.75% 1/15/28 (d)		60,000	58,118
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (d)		70,000	67,196
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		200,000	182,500
Centennial Resource Production LLC 5.875% 7/1/29 (d)		80,000	75,400
Citgo Holding, Inc. 9.25% 8/1/24 (d)		70,000	70,506
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		70,000	68,179
7% 6/15/25 (d)		130,000	129,350
CNX Resources Corp. 6% 1/15/29 (d)		25,000	23,126
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		50,000	42,924
6.75% 3/1/29 (d)		90,000	81,484
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (d)		285,000	268,613
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		25,000	23,618
CVR Energy, Inc.:
5.25% 2/15/25 (d)		140,000	135,358
5.75% 2/15/28 (d)		115,000	102,764
DCP Midstream Operating LP:
5.85% 5/21/43 (d)(e)		60,000	59,964
8.125% 8/16/30		5,000	5,667
Delek Logistics Partners LP 7.125% 6/1/28 (d)		45,000	40,988
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (d)		130,000	129,025
DT Midstream, Inc.:
4.125% 6/15/29 (d)		75,000	66,469
4.375% 6/15/31 (d)		75,000	65,214
Ecopetrol SA 8.875% 1/13/33		40,000	38,675
EDP Finance BV 1.875% 9/21/29 (Reg. S)	EUR	100,000	98,795
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)		125,000	124,375
Energean Israel Finance Ltd.:
4.5% 3/30/24 (Reg. S) (d)		40,000	39,080
4.875% 3/30/26 (Reg. S) (d)		40,000	36,850
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		200,000	126,700
EnLink Midstream LLC 5.625% 1/15/28 (d)		25,000	24,622
EQM Midstream Partners LP 6.5% 7/1/27 (d)		70,000	68,251
EQT Corp. 3.625% 5/15/31 (d)		50,000	43,490
GeoPark Ltd. 5.5% 1/17/27 (d)		200,000	165,475
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		55,000	51,425
Harvest Midstream I LP 7.5% 9/1/28 (d)		135,000	132,091
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		50,000	44,455
5.125% 6/15/28 (d)		80,000	75,993
5.5% 10/15/30 (d)		30,000	27,922
5.625% 2/15/26 (d)		100,000	98,433
India Clean Energy Holdings 4.5% 4/18/27 (Reg. S)		200,000	162,038
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		200,000	184,413
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (d)		95,000	90,725
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		160,000	141,430
Leeward Renewable Energy LLC 4.25% 7/1/29 (d)		170,000	153,016
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (d)		150,000	145,875
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (d)		328,526	251,897
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (Reg. S)		200,000	180,620
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		200,000	191,975
MEG Energy Corp. 5.875% 2/1/29 (d)		110,000	105,613
Nabors Industries, Inc. 5.75% 2/1/25		105,000	102,497
New Fortress Energy, Inc. 6.75% 9/15/25 (d)		55,000	52,379
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		100,000	95,881
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)		90,000	88,875
Nostrum Oil & Gas Finance BV:
5% 6/30/26 (d)		89,000	65,860
14% 6/30/26 pay-in-kind (d)(e)		123,945	44,620
Occidental Petroleum Corp.:
5.5% 12/1/25		35,000	35,110
5.875% 9/1/25		40,000	40,429
6.125% 1/1/31		45,000	47,042
6.375% 9/1/28		70,000	73,007
6.6% 3/15/46		55,000	58,692
6.625% 9/1/30		195,000	208,163
6.95% 7/1/24		31,000	31,543
7.5% 5/1/31		230,000	256,618
8.875% 7/15/30		145,000	170,375
Oleoducto Central SA 4% 7/14/27 (d)		200,000	175,913
Oq Saoc 5.125% 5/6/28 (d)		200,000	191,505
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		160,000	147,176
7.25% 6/15/25		70,000	69,738
Petroleos Mexicanos:
4.25% 1/15/25		185,000	175,843
4.875% 2/21/28 (Reg. S)	EUR	100,000	91,926
6.49% 1/23/27		175,000	156,625
7.69% 1/23/50		75,000	49,969
Petrorio Luxembourg SARL 6.125% 6/9/26 (d)		100,000	92,250
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (e)	EUR	100,000	107,160
Rio Oil Finance Trust 9.25% 7/6/24 (d)		22,298	22,518
Saudi Arabian Oil Co.:
2.25% 11/24/30 (d)		200,000	170,225
3.5% 4/16/29 (d)		200,000	188,600
SM Energy Co.:
6.5% 7/15/28		25,000	23,688
6.625% 1/15/27		65,000	62,725
6.75% 9/15/26		25,000	24,625
Southwestern Energy Co.:
4.75% 2/1/32		65,000	57,314
5.375% 2/1/29		115,000	108,420
8.375% 9/15/28		60,000	62,821
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		50,000	45,045
6% 4/15/27		175,000	174,042
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (d)		55,000	48,848
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		100,000	75,238
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		155,000	136,966
Transportadora de Gas del Sur SA 6.75% 5/2/25 (d)		70,000	60,169
Tullow Oil PLC:
7% 3/1/25 (d)		200,000	121,350
10.25% 5/15/26 (d)		358,000	277,517
U.S.A. Compression Partners LP 6.875% 4/1/26		35,000	34,622
Valaris Ltd. 8.25% 4/30/28 pay-in-kind (e)		10,000	10,395
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		70,000	62,874
4.125% 8/15/31 (d)		70,000	62,010
6.25% 1/15/30 (d)		155,000	157,171
YPF SA 8.5% 3/23/25 (d)		185,500	167,854
			9,420,354
Entertainment/Film - 0.1%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (d)		80,000	74,092
Environmental - 0.4%
Clean Harbors, Inc. 6.375% 2/1/31 (d)		20,000	20,405
Covanta Holding Corp. 4.875% 12/1/29 (d)		40,000	35,600
Madison IAQ LLC:
4.125% 6/30/28 (d)		55,000	48,386
5.875% 6/30/29 (d)		85,000	66,539
Paprec Holding SA 3.5% 7/1/28 (Reg. S)	EUR	113,000	110,466
Stericycle, Inc. 3.875% 1/15/29 (d)		35,000	31,490
			312,886
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		35,000	31,010
4.625% 1/15/27 (d)		130,000	125,671
4.875% 2/15/30 (d)		275,000	256,438
BellRing Brands, Inc. 7% 3/15/30 (d)		25,000	25,612
Camposol SA 6% 2/3/27 (d)		200,000	109,000
Casino Guichard Perrachon SA 4.048% 8/5/26 (Reg. S) (e)	EUR	100,000	20,936
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		30,000	15,918
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		25,000	21,386
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		100,000	94,750
			700,721
Food/Beverage/Tobacco - 1.7%
Adecoagro SA 6% 9/21/27 (d)		100,000	92,925
C&S Group Enterprises LLC 5% 12/15/28 (d)		40,000	31,578
Central American Bottling Corp. 5.25% 4/27/29 (d)		200,000	186,600
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (d)		30,000	27,526
7.5% 4/15/25 (d)		15,000	14,705
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (d)		120,000	114,570
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		48,000	48,000
Kraft Heinz Foods Co.:
4.375% 6/1/46		15,000	13,109
4.875% 10/1/49		85,000	78,815
5.5% 6/1/50		25,000	25,225
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (d)		70,000	64,108
MARB BondCo PLC 3.95% 1/29/31 (d)		100,000	73,158
MHP SA 7.75% 5/10/24 (d)		100,000	58,000
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (d)		65,000	58,309
Performance Food Group, Inc.:
4.25% 8/1/29 (d)		40,000	36,414
5.5% 10/15/27 (d)		100,000	98,008
Post Holdings, Inc. 4.625% 4/15/30 (d)		34,000	30,709
TreeHouse Foods, Inc. 4% 9/1/28		20,000	17,700
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		145,000	121,800
U.S. Foods, Inc.:
4.625% 6/1/30 (d)		35,000	32,008
4.75% 2/15/29 (d)		80,000	74,415
United Natural Foods, Inc. 6.75% 10/15/28 (d)		40,000	37,968
			1,335,650
Gaming - 3.4%
Affinity Gaming LLC 6.875% 12/15/27 (d)		20,000	17,990
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)		90,000	78,957
6.25% 7/1/25 (d)		110,000	110,134
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)		135,000	130,171
Cirsa Finance International SARL:
6.25% 12/20/23 (Reg. S)	EUR	24,133	26,492
10.375% 11/30/27 (Reg. S)	EUR	100,000	117,337
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (d)		90,000	78,801
6.75% 1/15/30 (d)		160,000	129,615
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		200,000	160,750
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	93,225
5.375% 4/15/26		30,000	29,695
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)		40,000	34,800
Lottomatica SpA 9.75% 9/30/27 (Reg. S)	EUR	100,000	118,006
Melco Resorts Finance Ltd. 5.375% 12/4/29 (Reg. S)		200,000	165,595
MGM China Holdings Ltd. 4.75% 2/1/27 (Reg. S)		200,000	180,913
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		200,000	185,663
Sands China Ltd. 5.9% 8/8/28		200,000	192,250
Station Casinos LLC 4.625% 12/1/31 (d)		115,000	98,473
Studio City Finance Ltd.:
6.5% 1/15/28 (d)		110,000	94,380
6.5% 1/15/28 (Reg. S)		200,000	171,600
VICI Properties LP / VICI Note Co. 5.75% 2/1/27 (d)		70,000	69,551
Wynn Macau Ltd. 5.125% 12/15/29 (Reg. S)		250,000	205,828
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (d)		150,000	153,647
			2,643,873
Healthcare - 4.8%
1375209 BC Ltd. 9% 1/30/28 (d)		14,000	13,860
AHP Health Partners, Inc. 5.75% 7/15/29 (d)		80,000	68,000
Avantor Funding, Inc. 3.875% 11/1/29 (d)		70,000	61,660
Bausch Health Companies, Inc.:
11% 9/30/28 (d)		25,000	20,156
14% 10/15/30 (d)		4,000	2,560
Bayer AG 3.125% 11/12/79 (Reg. S) (e)	EUR	100,000	94,753
Catalent Pharma Solutions 5% 7/15/27 (d)		20,000	19,200
Centene Corp.:
3.375% 2/15/30		160,000	141,210
4.625% 12/15/29		105,000	98,963
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		20,000	17,549
4% 3/15/31 (d)		55,000	47,919
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		75,000	60,505
5.25% 5/15/30 (d)		155,000	129,187
6% 1/15/29 (d)		140,000	124,075
6.125% 4/1/30 (d)		170,000	120,993
6.875% 4/15/29 (d)		75,000	55,495
8% 3/15/26 (d)		145,000	143,687
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		60,000	48,316
4.625% 6/1/30 (d)		160,000	139,371
Encompass Health Corp. 5.75% 9/15/25		15,000	14,964
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	107,606
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		200,000	159,459
HealthEquity, Inc. 4.5% 10/1/29 (d)		30,000	26,826
Hologic, Inc. 3.25% 2/15/29 (d)		55,000	49,435
Jazz Securities DAC 4.375% 1/15/29 (d)		55,000	50,549
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		50,000	44,107
3.875% 5/15/32 (d)		100,000	85,698
4.375% 6/15/28 (d)		40,000	37,489
Nidda Healthcare Holding AG 7.5% 8/21/26 (Reg. S)	EUR	100,000	107,084
Option Care Health, Inc. 4.375% 10/31/29 (d)		30,000	26,974
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
2.875% 4/30/28 (Reg. S)	EUR	147,000	139,944
4.125% 4/30/28 (d)		80,000	73,600
5.125% 4/30/31 (d)		80,000	71,283
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		50,000	35,070
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (d)		16,000	15,980
10% 4/15/27 (d)		40,000	41,000
Teleflex, Inc. 4.625% 11/15/27		30,000	28,800
Tenet Healthcare Corp.:
4.25% 6/1/29		250,000	229,362
4.375% 1/15/30		210,000	192,958
4.625% 7/15/24		32,000	31,725
6.125% 10/1/28		210,000	203,744
6.25% 2/1/27		195,000	194,032
6.875% 11/15/31		10,000	9,800
Teva Pharmaceutical Finance Netherlands III BV:
1.625% 10/15/28 (Reg. S)	EUR	100,000	84,295
3.15% 10/1/26		75,000	67,825
4.1% 10/1/46		200,000	133,258
7.875% 9/15/29		100,000	104,951
			3,775,277
Homebuilders/Real Estate - 2.8%
Arcosa, Inc. 4.375% 4/15/29 (d)		40,000	36,437
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (d)		40,000	33,400
6.625% 1/15/28 (d)		5,000	4,738
China Aoyuan Group Ltd. 6.2% 3/24/26 (Reg. S) (g)		200,000	12,500
CIFI Holdings Group Co. Ltd. 4.375% 4/12/27 (Reg. S) (g)		200,000	29,000
Country Garden Holdings Co. Ltd. 4.8% 8/6/30 (Reg. S)		200,000	80,500
Easy Tactic Ltd. 7.5% 7/11/28 pay-in-kind (e)		216,075	29,980
Kennedy-Wilson, Inc.:
4.75% 3/1/29		55,000	43,943
5% 3/1/31		55,000	41,694
KWG Group Holdings Ltd. 6% 1/14/24		190,000	74,100
Modernland Overseas Pte Ltd.:
3% 4/30/27 pay-in-kind (Reg. S) (b)(e)		2,803	813
3% 4/30/27 pay-in-kind (e)		106,828	30,980
New Home Co., Inc. 7.25% 10/15/25 (d)		35,000	32,641
New Metro Global Ltd. 4.8% 12/15/24 (Reg. S)		285,000	211,666
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)		70,000	51,888
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)		160,000	114,073
Redsun Properties Group Ltd. 9.7% 4/16/23 (Reg. S) (g)		220,000	22,000
RKPF Overseas 2020 A Ltd. 5.125% 7/26/26 (Reg. S)		200,000	113,350
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	70,875
Sunac China Holdings Ltd. 7.5% 2/1/24 (Reg. S) (g)		200,000	39,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (d)		80,000	79,265
5.875% 6/15/27 (d)		55,000	54,841
Theta Capital Pte Ltd. 6.75% 10/31/26 (Reg. S)		200,000	144,350
Times China Holdings Ltd. 6.75% 7/8/25 (Reg. S) (g)		200,000	25,500
TRI Pointe Homes, Inc. 5.7% 6/15/28		15,000	14,719
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		55,000	43,735
6.5% 2/15/29 (d)		85,000	51,313
10.5% 2/15/28 (d)		110,000	105,259
VICI Properties LP / VICI Note Co. 3.75% 2/15/27 (d)		205,000	191,603
Wanda Properties Global Co. Ltd. 11% 2/13/26 (Reg. S)		200,000	115,913
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		25,000	21,703
Yango Justice International Ltd.:
8.25% 11/25/23 (Reg. S) (g)		220,000	4,400
10% 12/31/49 (Reg. S) (g)		200,000	4,038
Yanlord Land Group Ltd. 6.8% 2/27/24 (Reg. S)		250,000	243,750
			2,173,967
Hotels - 0.6%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (d)		125,000	134,386
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		40,000	34,136
3.75% 5/1/29 (d)		35,000	31,548
Lindblad Expeditions Holdings 9% 5/15/28 (d)(h)		185,000	185,534
Lindblad Expeditions LLC 6.75% 2/15/27 (d)		65,000	61,101
			446,705
Insurance - 1.6%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (d)		250,000	238,738
10.125% 8/1/26 (d)		35,000	35,550
Alliant Holdings Intermediate LLC:
5.875% 11/1/29 (d)		190,000	163,902
6.75% 10/15/27 (d)		225,000	210,036
AmWINS Group, Inc. 4.875% 6/30/29 (d)		40,000	36,297
AssuredPartners, Inc. 5.625% 1/15/29 (d)		30,000	25,972
HUB International Ltd.:
5.625% 12/1/29 (d)		60,000	53,400
7% 5/1/26 (d)		190,000	189,154
MGIC Investment Corp. 5.25% 8/15/28		40,000	38,226
USI, Inc. 6.875% 5/1/25 (d)		275,000	272,212
			1,263,487
Leisure - 1.7%
Carnival Corp.:
5.75% 3/1/27 (d)		135,000	110,673
9.875% 8/1/27 (d)		210,000	215,297
10.5% 2/1/26 (d)		75,000	78,291
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		20,000	17,227
5.875% 2/15/27 (d)		90,000	84,878
7.75% 2/15/29 (d)		80,000	67,763
NCL Finance Ltd. 6.125% 3/15/28 (d)		25,000	20,188
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)		130,000	116,431
5.375% 7/15/27 (d)		60,000	53,268
5.5% 8/31/26 (d)		135,000	123,757
7.25% 1/15/30 (d)		45,000	45,127
11.625% 8/15/27 (d)		220,000	233,571
Studio City Co. Ltd. 7% 2/15/27 (d)		75,000	71,100
Vail Resorts, Inc. 6.25% 5/15/25 (d)		35,000	35,263
Viking Cruises Ltd. 13% 5/15/25 (d)		50,000	52,625
			1,325,459
Metals/Mining - 3.2%
Alcoa Nederland Holding BV 4.125% 3/31/29 (d)		70,000	63,566
Alpha Natural Resources, Inc. 9.75% 12/31/99 (b)(g)		210,000	0
Antofagasta PLC 2.375% 10/14/30 (d)		200,000	162,413
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)		40,000	36,238
4.875% 3/1/31 (d)		40,000	35,126
Endeavour Mining PLC 5% 10/14/26 (d)		100,000	86,706
ERO Copper Corp. 6.5% 2/15/30 (d)		365,000	324,166
First Quantum Minerals Ltd.:
6.875% 3/1/26 (d)		105,000	102,638
6.875% 10/15/27 (d)		80,000	77,390
7.5% 4/1/25 (d)		130,000	129,331
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)		40,000	34,745
5.875% 4/15/30 (d)		130,000	126,185
Gcm Mining Corp. 6.875% 8/9/26 (d)		200,000	161,356
Howmet Aerospace, Inc. 5.95% 2/1/37		45,000	45,790
HudBay Minerals, Inc. 6.125% 4/1/29 (d)		105,000	98,206
Industrias Penoles SA de CV 4.75% 8/6/50 (d)		200,000	163,038
Mineral Resources Ltd.:
8% 11/1/27 (d)		85,000	86,563
8.5% 5/1/30 (d)		20,000	20,350
Novelis Corp. 3.875% 8/15/31 (d)		115,000	96,301
PT Freeport Indonesia 5.315% 4/14/32 (d)		200,000	192,288
Stillwater Mining Co.:
4% 11/16/26 (d)		140,000	125,589
4.5% 11/16/29 (d)		65,000	53,576
VM Holding SA 6.5% 1/18/28 (d)		200,000	194,475
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		95,000	71,773
			2,487,809
Paper - 0.5%
Berry Global, Inc. 5.625% 7/15/27 (d)		35,000	34,477
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)		35,000	34,352
8.75% 4/15/30 (d)		200,000	184,063
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		90,000	76,725
Mercer International, Inc. 5.125% 2/1/29		55,000	45,929
SPA Holdings 3 OY 4.875% 2/4/28 (d)		45,000	38,103
			413,649
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (d)		160,000	139,677
CEC Entertainment LLC 6.75% 5/1/26 (d)		60,000	57,036
Papa John's International, Inc. 3.875% 9/15/29 (d)		25,000	21,601
Yum! Brands, Inc.:
4.625% 1/31/32		70,000	65,365
4.75% 1/15/30 (d)		200,000	193,464
			477,143
Services - 4.1%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		146,000	138,700
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)		30,000	23,519
ASGN, Inc. 4.625% 5/15/28 (d)		160,000	147,859
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (d)		38,000	33,080
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (d)		40,000	36,288
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		55,000	50,395
4% 7/1/29 (d)		30,000	27,197
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		440,000	411,726
CoreCivic, Inc. 8.25% 4/15/26		100,000	101,021
CoreLogic, Inc. 4.5% 5/1/28 (d)		125,000	102,188
Elis SA 1.625% 4/3/28 (Reg. S)	EUR	100,000	97,095
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		520,000	507,423
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		90,000	77,990
Hertz Corp.:
4.625% 12/1/26 (d)		55,000	49,536
5% 12/1/29 (d)		70,000	57,268
5.5% 10/15/24 (b)(d)(g)		65,000	1,463
6% 1/15/28 (b)(d)(g)		85,000	4,994
6.25% 12/31/49 (b)(g)		60,000	75
7.125% 8/1/26 (b)(d)(g)		85,000	6,800
Intrum AB 3% 9/15/27 (Reg. S)	EUR	100,000	83,193
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		35,000	31,675
PeopleCert Wisdom Issuer PLC 5.75% 9/15/26 (Reg. S)	EUR	114,000	121,679
Sabre GLBL, Inc. 7.375% 9/1/25 (d)		60,000	53,325
Service Corp. International 5.125% 6/1/29		35,000	33,688
The Bidvest Group UK PLC 3.625% 9/23/26 (d)		200,000	181,350
The GEO Group, Inc.:
9.5% 12/31/28 (d)		170,000	165,796
10.5% 6/30/28		67,000	67,754
Uber Technologies, Inc.:
4.5% 8/15/29 (d)		485,000	445,998
6.25% 1/15/28 (d)		100,000	100,910
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		45,000	42,188
			3,202,173
Steel - 0.9%
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		132,000	130,913
Commercial Metals Co. 3.875% 2/15/31		30,000	26,287
CSN Islands XI Corp. 6.75% 1/28/28 (d)		50,000	47,134
CSN Resources SA:
5.875% 4/8/32 (d)		40,000	32,633
7.625% 4/17/26 (d)		15,000	15,000
JSW Steel Ltd. 3.95% 4/5/27 (d)		160,000	140,480
Metinvest BV 5.625% 6/17/25 (Reg. S)	EUR	100,000	72,725
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		20,000	18,141
TMK Capital SA 4.3% 2/12/27 (Reg. S) (b)(g)		200,000	124,600
Vallourec SA 8.5% 6/30/26 (Reg. S)	EUR	100,000	109,777
			717,690
Super Retail - 1.2%
Academy Ltd. 6% 11/15/27 (d)		75,000	73,665
Asbury Automotive Group, Inc.:
4.5% 3/1/28		21,000	19,077
4.625% 11/15/29 (d)		45,000	40,051
4.75% 3/1/30		20,000	17,750
5% 2/15/32 (d)		45,000	38,774
At Home Group, Inc.:
4.875% 7/15/28 (d)		35,000	22,715
7.125% 7/15/29 (d)		45,000	25,200
Bath & Body Works, Inc. 6.625% 10/1/30 (d)		110,000	105,596
Carvana Co. 4.875% 9/1/29 (d)		61,000	24,581
EG Global Finance PLC:
6.75% 2/7/25 (d)		250,000	236,875
8.5% 10/30/25 (d)		50,000	47,427
Group 1 Automotive, Inc. 4% 8/15/28 (d)		200,000	177,472
Macy's Retail Holdings LLC 6.125% 3/15/32 (d)		35,000	30,637
Michaels Companies, Inc.:
5.25% 5/1/28 (d)		65,000	53,548
7.875% 5/1/29 (d)		95,000	63,684
			977,052
Technology - 4.4%
Acuris Finance U.S. 5% 5/1/28 (d)		170,000	134,861
Adevinta ASA 2.625% 11/15/25 (Reg. S)	EUR	100,000	104,681
Alteryx, Inc. 8.75% 3/15/28 (d)		55,000	53,469
Athenahealth Group, Inc. 6.5% 2/15/30 (d)		175,000	143,734
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		60,000	54,150
Block, Inc.:
2.75% 6/1/26		75,000	67,876
3.5% 6/1/31		75,000	61,102
CA Magnum Holdings 5.375% 10/31/26 (d)		400,000	350,700
Camelot Finance SA 4.5% 11/1/26 (d)		150,000	141,971
CDW LLC/CDW Finance Corp. 4.25% 4/1/28		80,000	74,410
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	100,000	96,070
Cloud Software Group, Inc. 9% 9/30/29 (d)		185,000	158,971
Coherent Corp. 5% 12/15/29 (d)		45,000	40,506
Crowdstrike Holdings, Inc. 3% 2/15/29		70,000	60,889
Elastic NV 4.125% 7/15/29 (d)		40,000	34,608
Energizer Gamma Acquistion BV 3.5% 6/30/29 (Reg. S)	EUR	124,000	107,430
Iliad SA 5.375% 6/14/27 (Reg. S)	EUR	200,000	216,642
Lenovo Group Ltd. 3.421% 11/2/30 (d)		200,000	168,288
Match Group Holdings II LLC:
4.125% 8/1/30 (d)		100,000	85,473
5.625% 2/15/29 (d)		65,000	61,114
MicroStrategy, Inc. 6.125% 6/15/28 (d)		235,000	212,386
NCR Corp. 5.125% 4/15/29 (d)		45,000	38,925
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		30,000	27,164
onsemi 3.875% 9/1/28 (d)		70,000	63,004
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		200,000	170,776
Qorvo, Inc. 4.375% 10/15/29		45,000	40,931
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		100,000	41,500
5.375% 12/1/28 (d)		30,000	7,119
Roblox Corp. 3.875% 5/1/30 (d)		185,000	156,177
Sensata Technologies BV 4% 4/15/29 (d)		65,000	58,745
SK Hynix, Inc. 6.5% 1/17/33		200,000	198,400
SoftBank Group Corp. 3.875% 7/6/32 (Reg. S)	EUR	100,000	79,061
Synaptics, Inc. 4% 6/15/29 (d)		30,000	25,350
TTM Technologies, Inc. 4% 3/1/29 (d)		60,000	51,412
Uber Technologies, Inc. 7.5% 9/15/27 (d)		90,000	92,834
			3,480,729
Telecommunications - 6.4%
Altice France Holding SA 6% 2/15/28 (d)		75,000	46,125
Altice France SA:
4.25% 10/15/29 (Reg. S)	EUR	120,000	97,212
5.125% 1/15/29 (d)		50,000	36,951
5.125% 7/15/29 (d)		120,000	88,716
5.5% 1/15/28 (d)		130,000	102,342
AXIAN Telecom 7.375% 2/16/27 (d)		200,000	180,038
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		330,000	286,275
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		30,000	25,039
5.625% 9/15/28 (d)		20,000	14,609
Cellnex Telecom SA 1.75% 10/23/30 (Reg. S)	EUR	100,000	90,443
Consolidated Communications, Inc. 5% 10/1/28 (d)		135,000	98,982
CT Trust 5.125% 2/3/32 (d)		200,000	164,475
Digicel Group Ltd. 6.75% 3/1/23 (d)(g)		150,000	29,250
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		55,000	48,296
5.875% 10/15/27 (d)		50,000	46,024
5.875% 11/1/29		14,771	11,235
6% 1/15/30 (d)		95,000	72,667
6.75% 5/1/29 (d)		60,000	48,291
8.75% 5/15/30 (d)		65,000	64,292
IHS Netherlands Holdco BV 8% 9/18/27 (d)		200,000	175,413
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (b)(g)		200,000	0
6.5% 3/15/30 (d)		135,000	124,579
8.5% 10/15/24 (b)(d)(g)		45,000	0
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)		400,000	342,604
6.75% 10/15/27 (d)		90,000	85,485
Level 3 Financing, Inc.:
3.75% 7/15/29 (d)		95,000	53,464
4.25% 7/1/28 (d)		75,000	43,721
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		200,000	124,350
Lorca Telecom Bondco SAU 4% 9/18/27 (Reg. S)	EUR	100,000	101,167
Millicom International Cellular SA 4.5% 4/27/31 (d)		200,000	153,824
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (d)		50,000	43,375
6% 2/15/28 (d)		20,000	14,900
Sable International Finance Ltd. 5.75% 9/7/27 (d)		180,000	167,175
Sabre GLBL, Inc. 9.25% 4/15/25 (d)		45,000	41,513
SBA Communications Corp.:
3.125% 2/1/29		100,000	85,550
3.875% 2/15/27		200,000	186,541
Sprint Capital Corp. 8.75% 3/15/32		340,000	415,494
Telecom Italia SpA:
2.75% 4/15/25 (Reg. S)	EUR	100,000	104,132
4% 4/11/24 (Reg. S)	EUR	100,000	108,675
6.875% 2/15/28 (Reg. S)	EUR	120,000	132,730
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		200,000	184,100
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (d)		200,000	175,663
Uniti Group, Inc. 6% 1/15/30 (d)		210,000	123,881
VTR Comunicaciones SpA 5.125% 1/15/28 (d)		176,000	96,998
Windstream Escrow LLC 7.75% 8/15/28 (d)		295,000	242,971
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		115,000	87,073
6.125% 3/1/28 (d)		60,000	38,356
			5,004,996
Textiles/Apparel - 0.4%
Crocs, Inc.:
4.125% 8/15/31 (d)		115,000	97,109
4.25% 3/15/29 (d)		110,000	97,577
CT Investment GmbH 5.5% 4/15/26 (Reg. S)	EUR	100,000	97,207
Victoria's Secret & Co. 4.625% 7/15/29 (d)		50,000	40,440
			332,333
Transportation Ex Air/Rail - 0.7%
Autostrade per L'italia SpA:
1.625% 6/12/23	EUR	115,000	126,440
1.75% 6/26/26 (Reg. S)	EUR	100,000	102,135
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		40,000	31,464
Mersin Uluslararasi Liman Isletmeciligi A/S 5.375% 11/15/24 (d)		100,000	95,863
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		110,000	108,763
Seaspan Corp. 5.5% 8/1/29 (d)		110,000	88,000
			552,665
Utilities - 3.7%
Abu Dhabi National Energy Co. PJSC 4.696% 4/24/33 (d)		200,000	203,250
Clearway Energy Operating LLC 4.75% 3/15/28 (d)		40,000	37,907
ContourGlobal Power Holdings SA 3.125% 1/1/28 (Reg. S)	EUR	121,000	106,723
DPL, Inc.:
4.125% 7/1/25		180,000	173,025
4.35% 4/15/29		215,000	193,768
Eskom Holdings SOC Ltd.:
6.75% 8/6/23 (d)		45,000	44,502
8.45% 8/10/28 (d)		60,000	57,349
Mong Duong Finance Holdings BV 5.125% 5/7/29 (d)		100,000	86,584
NextEra Energy Partners LP 4.25% 9/15/24 (d)		4,000	3,840
NRG Energy, Inc.:
3.875% 2/15/32 (d)		45,000	36,286
5.25% 6/15/29 (d)		25,000	23,060
Pacific Gas & Electric Co.:
3.75% 8/15/42		10,000	7,110
3.95% 12/1/47		55,000	38,922
4.55% 7/1/30		415,000	385,667
4.95% 7/1/50		415,000	337,663
PG&E Corp. 5% 7/1/28		375,000	352,863
Pike Corp. 5.5% 9/1/28 (d)		240,000	217,765
PT Cikarang Listrindo Tbk 4.95% 9/14/26 (Reg. S)		200,000	187,975
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)		70,000	67,200
Star Energy Geothermal Wayang Windu Ltd. 6.75% 4/24/33 (Reg. S)		162,160	158,511
Vertiv Group Corp. 4.125% 11/15/28 (d)		95,000	85,755
Vistra Operations Co. LLC 5.625% 2/15/27 (d)		60,000	58,518
			2,864,243
TOTAL NONCONVERTIBLE BONDS			61,316,295
TOTAL CORPORATE BONDS (Cost $71,494,258)			62,895,812

Government Obligations - 2.5%
		Principal Amount (a)	Value ($)
Germany - 1.9%
German Federal Republic 0% 9/15/23 (Reg. S)	EUR	1,365,000	1,488,037
Sri Lanka - 0.2%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (Reg. S) (g)		200,000	65,475
7.55% 3/28/30 (Reg. S) (g)		200,000	65,600
7.85% 3/14/29(Reg. S) (g)		200,000	65,500
TOTAL SRI LANKA			196,575
United States of America - 0.4%
U.S. Treasury Bonds 2.875% 5/15/52		336,000	287,516
TOTAL GOVERNMENT OBLIGATIONS (Cost $2,349,190)			1,972,128

Common Stocks - 2.3%
	Shares	Value ($)
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(i)	3,510	20,814
Energy - 1.6%
California Resources Corp.	5,929	240,125
California Resources Corp. warrants 10/27/24 (i)	530	5,046
Chesapeake Energy Corp.	1,694	140,060
Denbury, Inc. (i)	1,860	173,687
Denbury, Inc. warrants 9/18/25 (i)	1,038	66,193
EP Energy Corp. (b)(i)	7,975	46,574
Jonah Energy Parent LLC (b)(i)	3,631	163,395
Mesquite Energy, Inc. (b)(i)	3,543	222,590
Noble Corp. PLC:
warrants 2/4/28 (i)	600	14,466
warrants 2/4/28 (i)	600	13,332
Nostrum Oil & Gas LP warrants (b)(i)	6,753	0
PureWest Energy (b)(i)	105	1,024
PureWest Energy rights (b)(i)	63	0
Superior Energy Services, Inc. Class A (b)(i)	609	41,394
Tidewater, Inc. warrants 11/14/42 (i)	1,897	93,972
TOTAL ENERGY		1,221,858
Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(i)	125,816	110,718
Food & Drug Retail - 0.3%
Northeast Grocery, Inc. (b)(c)(i)	12,754	65,300
Southeastern Grocers, Inc. (b)(c)(i)	7,744	190,193
TOTAL FOOD & DRUG RETAIL		255,493
Telecommunications - 0.0%
Intelsat Jackson Holdings SA:
Series A rights (b)(i)	240	2,090
Series B rights (b)(i)	240	7,706
TOTAL TELECOMMUNICATIONS		9,796
Textiles/Apparel - 0.1%
Intelsat Emergence SA (b)(i)	2,304	108,887
Utilities - 0.1%
Vistra Corp.	3,895	92,935
TOTAL COMMON STOCKS (Cost $1,227,765)		1,820,501

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
Utilities - 0.2%
PG&E Corp. (Cost $97,767)	900	134,837

Bank Loan Obligations - 5.0%
	Principal Amount (a)	Value ($)
Aerospace - 0.1%
TransDigm, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.1483% 8/24/28 (e)(f)(j)	65,041	64,939
Air Transportation - 0.6%
Echo Global Logistics, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.750% 9.7746% 11/23/28 (b)(e)(f)(j)	192,035	184,949
2LN, term loan 3 month U.S. LIBOR + 8.000% 13.0246% 11/23/29 (b)(e)(f)(j)	257,000	247,491
TOTAL AIR TRANSPORTATION		432,440
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 7.6591% 2/1/27 (e)(f)(j)	28,252	27,244
Building Materials - 0.1%
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.3733% 2/25/29 (e)(f)(j)	49,625	45,035
Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.5246% 5/7/25 (b)(e)(f)(j)	167,025	162,014
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (e)(f)(j)	79,800	76,342
Starfruit U.S. Holdco LLC Tranche B, term loan CME Term SOFR 1 Month Index + 2.750% 7.8954% 10/1/25 (e)(f)(j)	33,064	32,868
TOTAL CHEMICALS		271,224
Consumer Products - 0.1%
The Golub Corp. 2LN, term loan 3 month U.S. LIBOR + 13.500% 18.35% 5/8/26 (b)(e)(f)(j)	74,465	72,328
Diversified Financial Services - 0.4%
BCP Renaissance Parent LLC Tranche B3 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.3983% 10/31/26 (e)(f)(j)	12,912	12,783
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 7.1977% 3/1/25 (e)(f)(j)	14,426	14,408
Softbank SVF II Cayman LP 1LN, term loan 3 month U.S. LIBOR + 5.000% 5% 12/31/24 (b)(e)(f)(j)	321,580	317,464
TOTAL DIVERSIFIED FINANCIAL SERVICES		344,655
Energy - 0.0%
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(f)(g)(j)	65,772	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(f)(g)(j)	28,000	0
TOTAL ENERGY		0
Food/Beverage/Tobacco - 0.1%
Oatly Group AB Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.4819% 3/15/28 (b)(e)(f)(j)	80,000	76,800
Gaming - 0.0%
Scientific Games Holdings LP term loan CME Term SOFR 3 Month Index + 3.500% 8.4206% 4/4/29 (e)(f)(j)	14,925	14,691
Healthcare - 0.1%
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0967% 11/1/28 (e)(f)(j)	9,900	9,795
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.0903% 11/15/28 (e)(f)(j)	34,650	34,024
TOTAL HEALTHCARE		43,819
Homebuilders/Real Estate - 0.3%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (b)(e)(j)	264,276	251,062
Hotels - 0.0%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 6.750% 13.3646% 5/30/26 (e)(f)(j)	38,122	23,581
Insurance - 0.1%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.2746% 2/15/27 (e)(f)(j)	4,938	4,769
Alliant Holdings Intermediate LLC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3762% 11/6/27 (e)(f)(j)	38,578	38,224
TOTAL INSURANCE		42,993
Leisure - 0.0%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 8/17/28 (e)(f)(j)	4,753	4,733
Railroad - 0.0%
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 12.0341% 11/23/28 (b)(e)(f)(j)	30,000	29,850
Services - 1.1%
ABG Intermediate Holdings 2 LLC Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.0822% 12/20/29 (e)(f)(j)	5,000	4,600
Ascend Learning LLC 2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (e)(f)(j)	10,000	8,663
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5625% 6/2/28 (e)(f)(j)	159,595	142,809
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.405% 6/13/25 (e)(f)(j)	220,000	184,686
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.655% 6/13/24 (e)(f)(j)	174,666	166,238
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 13.4091% 8/22/25 (e)(f)(j)	95,000	91,240
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 1/23/27 (e)(f)(j)	14,588	14,077
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (e)(f)(j)	193,806	158,981
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.7202% 3/3/30 (e)(f)(j)	64,838	64,594
TOTAL SERVICES		835,888
Super Retail - 0.2%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/5/28 (e)(f)(j)	156,418	154,952
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 9.4091% 4/15/28 (e)(f)(j)	24,563	22,456
TOTAL SUPER RETAIL		177,408
Technology - 1.1%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8.9091% 8/10/25 (e)(f)(j)	114,525	89,258
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (e)(f)(j)	88,480	82,792
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (f)(j)(k)	10,870	10,171
MH Sub I LLC 1LN, term loan:
1 month U.S. LIBOR + 3.750% 8.7746% 9/15/24 (e)(f)(j)	14,772	14,680
CME Term SOFR 1 Month Index + 4.250% 4/13/28 (f)(j)(l)	145,000	139,019
UKG, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.8954% 5/4/26 (e)(f)(j)	19,300	18,958
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2706% 5/3/26 (e)(f)(j)	196,761	191,350
2LN, term loan 3 month U.S. LIBOR + 5.250% 10.2706% 5/3/27 (e)(f)(j)	286,989	275,272
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 7.9034% 2/28/27 (e)(f)(j)	14,550	14,320
TOTAL TECHNOLOGY		835,820
Telecommunications - 0.4%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.4863% 8/15/28 (e)(f)(j)	370,000	347,338
TOTAL BANK LOAN OBLIGATIONS (Cost $4,129,321)		3,941,848

Preferred Securities - 4.9%
		Principal Amount (a)	Value ($)
Banks & Thrifts - 2.6%
AIB Group PLC 5.25% (Reg. S) (e)(m)	EUR	200,000	201,313
Axis Bank GIFT City 4.1% (Reg. S) (e)(m)		200,000	170,703
Banco de Sabadell SA 9.375% (Reg. S) (e)(m)	EUR	200,000	204,312
Banco Mercantil del Norte SA 7.625% (d)(e)(m)		40,000	36,592
Bank of America Corp.:
4.375% (e)(m)		100,000	85,298
5.875% (e)(m)		190,000	173,376
Bank of Communications Co. Ltd. 3.8% (Reg. S) (e)(m)		200,000	196,140
Deutsche Bank AG 6.75% 12/31/99 (e)	EUR	200,000	166,725
Emirates NBD Bank PJSC 6.125% (Reg. S) (e)(m)		200,000	199,061
Industrial & Commercial Bank of China Ltd. 3.2% (Reg. S) (e)(m)		200,000	188,136
Keb Hana Bank 3.5% (Reg. S) (e)(m)		200,000	177,729
Tinkoff Credit Systems 6% (b)(d)(e)(g)(m)		100,000	37,500
Woori Bank 4.25% (Reg. S) (e)(m)		200,000	190,627
TOTAL BANKS & THRIFTS			2,027,512
Building Materials - 0.2%
CEMEX S.A.B. de CV 5.125% (d)(e)(m)		200,000	177,689
Diversified Financial Services - 0.6%
CAS Capital No 1 Ltd. 4% (Reg. S) (e)(m)		400,000	326,898
Charles Schwab Corp. 5.375% (e)(m)		125,000	120,098
TOTAL DIVERSIFIED FINANCIAL SERVICES			446,996
Homebuilders/Real Estate - 0.4%
Abertis Infraestructuras Finance BV 3.248% (Reg. S) (e)(m)	EUR	100,000	98,068
Aroundtown SA 1.625% (Reg. S) (e)(m)	EUR	100,000	29,266
CPI Property Group SA 4.875% (Reg. S) (e)(m)	EUR	200,000	96,867
Heimstaden Bostad AB 2.625% (Reg. S) (e)(m)	EUR	100,000	61,009
TOTAL HOMEBUILDERS/REAL ESTATE			285,210
Technology - 0.2%
Network i2i Ltd. 5.65% (Reg. S) (e)(m)		200,000	192,157
Telecommunications - 0.5%
Telefonica Europe BV:
3.875% (Reg. S) (e)(m)	EUR	300,000	312,779
4.375% (Reg. S) (e)(m)	EUR	100,000	108,069
TOTAL TELECOMMUNICATIONS			420,848
Utilities - 0.4%
Enel SpA 6.375% (Reg. S) (e)(m)	EUR	100,000	113,037
Terna - Rete Elettrica Nazionale 2.375% (Reg. S) (e)(m)	EUR	100,000	92,452
Veolia Environnement SA 2.5% (Reg. S) (e)(m)	EUR	100,000	90,762
TOTAL UTILITIES			296,251
TOTAL PREFERRED SECURITIES (Cost $4,217,088)			3,846,663

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (n) (Cost $2,730,553)	2,730,100	2,730,646

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $86,245,942)	77,342,435
NET OTHER ASSETS (LIABILITIES) - 1.3%	987,160
NET ASSETS - 100.0%	78,329,595

Currency Abbreviations
EUR	-	European Monetary Unit

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $871,875 or 1.1% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,694,543 or 50.7% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Non-income producing
(j)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(k)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $10,870 and $10,171, respectively.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)	Security is perpetual in nature with no stated maturity date.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	27,566

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	47,694

New Cotai LLC/New Cotai Capital Corp.	9/11/20	623,261

Northeast Grocery, Inc.	11/08/21	5,075

Southeastern Grocers, Inc.	6/01/18	54,475

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	3,385,473	42,784,764	43,439,591	130,826	-	-	2,730,646	0.0%
Fidelity Securities Lending Cash Central Fund 4.88%	3,300	156,894	160,194	1	-	-	-	0.0%
Total	3,388,773	42,941,658	43,599,785	130,827	-	-	2,730,646

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	118,683	-	-	118,683
Consumer Discretionary	131,532	-	-	131,532
Consumer Staples	255,493	-	-	255,493
Energy	1,220,834	586,716	160,165	473,953
Utilities	228,796	92,935	134,837	1,024

Corporate Bonds	62,895,812	-	61,889,544	1,006,268

Government Obligations	1,972,128	-	1,972,128	-

Bank Loan Obligations	3,941,848	-	2,599,890	1,341,958

Preferred Securities	3,846,663	-	3,809,163	37,500

Money Market Funds	2,730,646	2,730,646	-	-
Total Investments in Securities:	77,342,435	3,410,297	70,565,727	3,366,411

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Corporate Bonds
Beginning Balance	$536,591
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	429,454
Cost of Purchases	8,869
Proceeds of Sales	-
Amortization/Accretion	1,354
Transfers into Level 3	30,000
Transfers out of Level 3	-
Ending Balance	$1,006,268
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$429,454
Bank Loan Obligations
Beginning Balance	$600,731
Net Realized Gain (Loss) on Investment Securities	335
Net Unrealized Gain (Loss) on Investment Securities	(10,106)
Cost of Purchases	771,176
Proceeds of Sales	(22,657)
Amortization/Accretion	2,479
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,341,958
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(10,106)
Other Investments in Securities
Beginning Balance	$826,337
Net Realized Gain (Loss) on Investment Securities	23,925
Net Unrealized Gain (Loss) on Investment Securities	186,180
Cost of Purchases	-
Proceeds of Sales	(23,925)
Amortization/Accretion	-
Transfers into Level 3	5,668
Transfers out of Level 3	-
Ending Balance	$1,018,185
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$186,180

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $83,515,389)	$74,611,789
Fidelity Central Funds (cost $2,730,553)	2,730,646

Total Investment in Securities (cost $86,245,942)		$77,342,435
Cash		304,620
Foreign currency held at value (cost $55,527)		55,527
Receivable for investments sold		292,826
Receivable for fund shares sold		5,459
Dividends receivable		1,747
Interest receivable		1,133,965
Distributions receivable from Fidelity Central Funds		14,789
Prepaid expenses		32
Receivable from investment adviser for expense reductions		22,664
Total assets		79,174,064
Liabilities
Payable for investments purchased
Regular delivery	$418,929
Delayed delivery	185,000
Payable for fund shares redeemed	27,633
Distributions payable	57,306
Accrued management fee	45,508
Distribution and service plan fees payable	3,475
Other affiliated payables	13,378
Audit fee payable	86,688
Other payables and accrued expenses	6,552
Total Liabilities		844,469
Net Assets		$78,329,595
Net Assets consist of:
Paid in capital		$99,090,523
Total accumulated earnings (loss)		(20,760,928)
Net Assets		$78,329,595

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($7,662,932 ÷ 916,772 shares) (a)		$8.36
Maximum offering price per share (100/96.00 of $8.36)		$8.71
Class M :
Net Asset Value and redemption price per share ($2,634,115 ÷ 315,187 shares) (a)		$8.36
Maximum offering price per share (100/96.00 of $8.36)		$8.71
Class C :
Net Asset Value and offering price per share ($1,599,054 ÷ 191,316 shares) (a)		$8.36
Global High Income :
Net Asset Value , offering price and redemption price per share ($63,000,015 ÷ 7,536,549 shares)		$8.36
Class I :
Net Asset Value , offering price and redemption price per share ($3,433,479 ÷ 410,843 shares)		$8.36
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$458,624
Interest		4,471,572
Income from Fidelity Central Funds (including $1 from security lending)		130,827
Total Income		5,061,023
Expenses
Management fee	$561,014
Transfer agent fees	130,699
Distribution and service plan fees	46,048
Accounting fees	33,352
Custodian fees and expenses	14,838
Independent trustees' fees and expenses	409
Registration fees	36,528
Audit	101,957
Legal	16,048
Miscellaneous	438
Total expenses before reductions	941,331
Expense reductions	(157,058)
Total expenses after reductions		784,273
Net Investment income (loss)		4,276,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,606,097)
Foreign currency transactions	(5,325)
Total net realized gain (loss)		(6,611,422)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,022,026
Assets and liabilities in foreign currencies	11,232
Total change in net unrealized appreciation (depreciation)		2,033,258
Net gain (loss)		(4,578,164)
Net increase (decrease) in net assets resulting from operations		$(301,414)
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,276,750	$4,646,873
Net realized gain (loss)	(6,611,422)	(53,257)
Change in net unrealized appreciation (depreciation)	2,033,258	(12,743,194)
Net increase (decrease) in net assets resulting from operations	(301,414)	(8,149,578)
Distributions to shareholders	(3,486,392)	(4,704,486)
Distributions to shareholders from tax return of capital	(291,964)	-
Total Distributions	(3,778,356)	(4,704,486)
Share transactions - net increase (decrease)	(13,836,765)	(3,075,785)
Total increase (decrease) in net assets	(17,916,535)	(15,929,849)

Net Assets
Beginning of period	96,246,130	112,175,979
End of period	$78,329,595	$96,246,130

Financial Highlights
Fidelity Advisor® Global High Income Fund Class A

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.61
Income from Investment Operations
Net investment income (loss) A,B	.422	.367	.391	.445	.468
Net realized and unrealized gain (loss)	(.382)	(1.089)	1.394	(1.120)	(.115)
Total from investment operations	.040	(.722)	1.785	(.675)	.353
Distributions from net investment income	(.341)	(.378)	(.375)	(.425)	(.457)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.029)	-	-	-	-
Total distributions	(.370)	(.378)	(.375)	(.425)	(.483)
Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48
Total Return C,D	.64%	(7.64)%	21.59%	(7.44)%	3.88%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.38%	1.37%	1.34%	1.34%	1.32%
Expenses net of fee waivers, if any	1.17%	1.16%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.16%	1.25%	1.25%	1.25%
Net investment income (loss)	5.13%	3.89%	4.17%	4.77%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$7,663	$15,467	$8,582	$5,927	$7,365
Portfolio turnover rate G	29%	45%	53%	54%	44%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class M

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.61
Income from Investment Operations
Net investment income (loss) A,B	.421	.372	.389	.445	.467
Net realized and unrealized gain (loss)	(.381)	(1.094)	1.396	(1.120)	(.114)
Total from investment operations	.040	(.722)	1.785	(.675)	.353
Distributions from net investment income	(.341)	(.378)	(.375)	(.425)	(.457)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.029)	-	-	-	-
Total distributions	(.370)	(.378)	(.375)	(.425)	(.483)
Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48
Total Return C,D	.64%	(7.64)%	21.59%	(7.44)%	3.88%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.45%	1.41%	1.41%	1.41%	1.40%
Expenses net of fee waivers, if any	1.17%	1.16%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.16%	1.25%	1.25%	1.25%
Net investment income (loss)	5.13%	3.89%	4.16%	4.77%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,634	$3,118	$3,164	$2,928	$3,971
Portfolio turnover rate G	29%	45%	53%	54%	44%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class C

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.61
Income from Investment Operations
Net investment income (loss) A,B	.360	.301	.319	.375	.398
Net realized and unrealized gain (loss)	(.381)	(1.094)	1.396	(1.119)	(.115)
Total from investment operations	(.021)	(.793)	1.715	(.744)	.283
Distributions from net investment income	(.285)	(.307)	(.305)	(.356)	(.387)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.024)	-	-	-	-
Total distributions	(.309)	(.307)	(.305)	(.356)	(.413)
Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48
Total Return C,D	(.11)%	(8.33)%	20.69%	(8.13)%	3.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.20%	2.12%	2.14%	2.11%	2.08%
Expenses net of fee waivers, if any	1.92%	1.91%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.92%	1.91%	2.00%	2.00%	2.00%
Net investment income (loss)	4.38%	3.14%	3.41%	4.02%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,599	$2,246	$3,249	$2,684	$3,723
Portfolio turnover rate G	29%	45%	53%	54%	44%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global High Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.62
Income from Investment Operations
Net investment income (loss) A,B	.442	.397	.413	.468	.491
Net realized and unrealized gain (loss)	(.381)	(1.094)	1.395	(1.119)	(.125)
Total from investment operations	.061	(.697)	1.808	(.651)	.366
Distributions from net investment income	(.361)	(.403)	(.398)	(.449)	(.480)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.030)	-	-	-	-
Total distributions	(.391)	(.403)	(.398)	(.449)	(.506)
Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48
Total Return C	.89%	(7.40)%	21.89%	(7.21)%	4.03%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.10%	1.04%	1.04%	1.03%	1.01%
Expenses net of fee waivers, if any	.92%	.91%	1.00%	1.00%	1.00%
Expenses net of all reductions	.92%	.91%	1.00%	1.00%	1.00%
Net investment income (loss)	5.38%	4.15%	4.41%	5.02%	5.25%
Supplemental Data
Net assets, end of period (000 omitted)	$63,000	$72,441	$89,338	$73,039	$97,619
Portfolio turnover rate F	29%	45%	53%	54%	44%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class I

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.62
Income from Investment Operations
Net investment income (loss) A,B	.442	.400	.411	.473	.491
Net realized and unrealized gain (loss)	(.381)	(1.097)	1.397	(1.124)	(.125)
Total from investment operations	.061	(.697)	1.808	(.651)	.366
Distributions from net investment income	(.361)	(.403)	(.398)	(.449)	(.480)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.030)	-	-	-	-
Total distributions	(.391)	(.403)	(.398)	(.449)	(.506)
Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48
Total Return C	.89%	(7.40)%	21.89%	(7.21)%	4.03%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.15%	1.05%	1.05%	1.03%	1.05%
Expenses net of fee waivers, if any	.92%	.91%	1.00%	1.00%	1.00%
Expenses net of all reductions	.92%	.91%	1.00%	1.00%	1.00%
Net investment income (loss)	5.38%	4.14%	4.42%	5.02%	5.25%
Supplemental Data
Net assets, end of period (000 omitted)	$3,433	$2,975	$7,844	$4,350	$7,352
Portfolio turnover rate F	29%	45%	53%	54%	44%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income, and Class I shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C and Class I are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A

Equities	$ 980,685	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 5.5 / 3.9	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3 - 0.5 / 0.3	Increase
			Enterprise value/Proved reserves multiple	0.8 - 4.2 / 4.2	Increase
			Daily production multiple ($/Million cubic feet equivalent per day)	$3,000.00	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$45.00	Increase
		Discounted cash flow	Discount rate	8.0% - 12.8% / 9.7%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
		Black scholes	Discount rate	4.7%	Increase
			Volatility	55.0%	Increase
			Term	1.2	Increase
Corporate Bonds	$ 1,006,268	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
		Indicative market price	Evaluated bid	$0.13 - $62.30 / $53.27	Increase
		Black scholes	Discount rate	4.7%	Increase
			Volatility	55.0%	Increase
			Term	1.2	Increase
Preferred Securities	$ 37,500	Indicative market price	Evaluated bid	$37.50	Increase
Bank Loan Obligations	$ 1,341,958	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$95.00 - $99.50 / $95.59	Increase
		Discounted cash flow	Discount rate	10.0% - 18.7% / 13.0%	Decrease
			Yield	7.3%	Decrease
		Indicative market price	Evaluated bid	$97.00	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, certain conversion ratio adjustments, capital loss carryforwards, tax return of capital distribution and losses deferred due to wash sales.

For the period ended April 30, 2023, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes.   This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,616,928
Gross unrealized depreciation	(11,028,297)
Net unrealized appreciation (depreciation)	$(8,411,369)
Tax Cost	$85,753,804

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(12,057,806)
Net unrealized appreciation (depreciation) on securities and other investments	$(8,397,676)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,607,422)
Long-term	(10,450,384)
Total capital loss carryforward	$(12,057,806)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$3,486,392	$ 4,704,486
Tax Return of Capital	291,964	-
Total	$3,778,356	$ 4,704,486

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	21,684,341	34,674,278

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,172	$3,237
Class M	-%	.25%	6,570	17
Class C	.75%	.25%	18,306	836
			$46,048	$4,090

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$762
Class M	109
Class C A	106
$977
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,370.18
Class M	6,556.25
Class C	4,584.25
Global High Income	97,202.15
Class I	6,987.20
	$130,699

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global High Income Fund	$10

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global High Income Fund	-	112,701	60,407
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Global High Income Fund	$154
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global High Income Fund	$-	$-	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.15%	$17,964
Class M	1.15%	7,376
Class C	1.90%	5,099
Global High Income	.90%	116,751
Class I	.90%	8,085
		$155,275
Effective June 1, 2023, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

Expense Limitations
Class A	1.05%
Class M	1.05%
Class C	1.80%
Global High Income	.80%
Class I	.80%

Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$32

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,751.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Global High Income Fund
Distributions to shareholders
Class A	$380,555	$427,363
Class M	118,501	136,678
Class C	69,010	87,509
Global High Income	3,044,980	3,787,445
Class I	165,310	265,491
Total	$3,778,356	$4,704,486
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2023	Year ended April 30, 2022	Year ended April 30, 2023	Year ended April 30, 2022
Fidelity Global High Income Fund
Class A
Shares sold	117,663	994,468	$965,194	$9,310,968
Reinvestment of distributions	45,152	44,175	370,851	415,544
Shares redeemed	(1,026,071)	(135,230)	(8,638,977)	(1,259,170)
Net increase (decrease)	(863,256)	903,413	$(7,302,932)	$8,467,342
Class M
Shares sold	29,016	91,576	$241,895	$895,377
Reinvestment of distributions	14,213	14,136	116,461	134,232
Shares redeemed	(86,940)	(70,038)	(717,956)	(666,034)
Net increase (decrease)	(43,711)	35,674	$(359,600)	$363,575
Class C
Shares sold	14,105	18,127	$115,329	$174,518
Reinvestment of distributions	8,356	9,080	68,433	86,380
Shares redeemed	(89,592)	(100,614)	(738,846)	(966,704)
Net increase (decrease)	(67,131)	(73,407)	$(555,084)	$(705,806)
Global High Income
Shares sold	1,464,734	3,066,135	$12,141,545	$29,769,948
Reinvestment of distributions	287,398	326,573	2,353,838	3,111,366
Shares redeemed	(2,551,630)	(4,181,161)	(20,718,743)	(39,815,297)
Net increase (decrease)	(799,498)	(788,453)	$(6,223,360)	$(6,933,983)
Class I
Shares sold	411,632	209,270	$3,447,408	$2,024,964
Reinvestment of distributions	16,694	24,069	137,183	230,486
Shares redeemed	(359,777)	(692,191)	(2,980,380)	(6,522,363)
Net increase (decrease)	68,549	(458,852)	$604,211	$(4,266,913)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Credit Risk.
The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023
Fidelity® Global High Income Fund
Class A **	1.16%
Actual		$ 1,000	$ 1,094.50	$ 6.02
Hypothetical- B		$ 1,000	$ 1,019.04	$ 5.81
Class M **	1.16%
Actual		$ 1,000	$ 1,094.50	$ 6.02
Hypothetical- B		$ 1,000	$ 1,019.04	$ 5.81
Class C **	1.91%
Actual		$ 1,000	$ 1,090.50	$ 9.90
Hypothetical- B		$ 1,000	$ 1,015.32	$ 9.54
Fidelity® Global High Income Fund **	.91%
Actual		$ 1,000	$ 1,095.80	$ 4.73
Hypothetical- B		$ 1,000	$ 1,020.28	$ 4.56
Class I **	.91%
Actual		$ 1,000	$ 1,095.80	$ 4.73
Hypothetical- B		$ 1,000	$ 1,020.28	$ 4.56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective June 1, 2023, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Global High Income Fund
Class A	1.05%
Actual		$ 5.45
Hypothetical - B		$ 5.26
Class M	1.05%
Actual		$ 5.45
Hypothetical - B		$ 5.26
Class C	1.80%
Actual		$ 9.33
Hypothetical - B		$ 9.00
Fidelity® Global High Income Fund	.80%
Actual		$ 4.16
Hypothetical - B		$ 4.01
Class I	.80%
Actual		$ 4.16
Hypothetical - B		$ 4.01

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,034,296 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $2,989,296 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.926249.111
GHI-ANN-0623
Fidelity® Series High Income Fund

Annual Report
April 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series High Income Fund	0.41%	3.12%	3.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on April 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam and Michael Weaver:
For the fiscal year, the fund gained 0.41%, underperforming the 1.03% result of the benchmark ICE BofA US High Yield Constrained Index. The fund's core allocation to high-yield bonds returned -0.41% and detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially in technology & electronics. Security selection in media and real estate also hurt. The biggest individual relative detractor was an overweight position in Rackspace Hosting (-64%). Another notable relative detractor was an overweight in Communications Sales & Leasing (now called Uniti Group), which returned -18% and was among the biggest holdings in the fund. Also hurting performance was an outsized stake in DISH Network, which returned roughly -24%. Conversely, the largest contributors to performance versus the benchmark were security selection and an overweight in energy. Security selection in retail and services also helped. Our top individual relative contributor was a non-benchmark stake in Jonah Energy (+87%). The fund's non-benchmark stake in Mesquite Energy, one of the largest holdings in the fund, gained 14%. Avoiding LightSquared/Ligado, a benchmark component that returned -50%, aided relative performance. Notable changes in positioning include reduced exposure to the leisure and basic industry industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Mesquite Energy, Inc.	2.6
New Fortress Energy, Inc.	2.3
CCO Holdings LLC/CCO Holdings Capital Corp.	2.2
Southeastern Grocers, Inc.	2.0
Occidental Petroleum Corp.	1.7
Ford Motor Credit Co. LLC	1.7
Community Health Systems, Inc.	1.7
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.6
Uniti Group LP / Uniti Group Finance, Inc.	1.6
TransDigm, Inc.	1.4
18.8

Market Sectors (% of Fund's net assets)

Energy	17.0
Telecommunications	8.0
Healthcare	6.9
Services	6.7
Technology	6.3

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 83.4%
	Principal Amount (a)	Value ($)
Convertible Bonds - 3.0%
Broadcasting - 1.2%
DISH Network Corp.:
2.375% 3/15/24	9,391,000	8,123,215
3.375% 8/15/26	13,185,000	6,210,135
		14,333,350
Energy - 1.8%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	1,175,827	7,900,264
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	2,028,327	13,628,126
		21,528,390
TOTAL CONVERTIBLE BONDS		35,861,740
Nonconvertible Bonds - 80.4%
Aerospace - 2.6%
ATI, Inc.:
4.875% 10/1/29	1,215,000	1,120,169
5.875% 12/1/27	1,230,000	1,201,175
Bombardier, Inc. 7.875% 4/15/27 (d)	3,678,000	3,669,865
BWX Technologies, Inc. 4.125% 6/30/28 (d)	3,247,000	2,972,002
Howmet Aerospace, Inc.:
5.9% 2/1/27	545,000	557,850
6.875% 5/1/25	545,000	561,145
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)	830,000	657,750
4.625% 3/1/28 (d)	2,375,000	2,097,220
Moog, Inc. 4.25% 12/15/27 (d)	165,000	155,131
TransDigm, Inc.:
4.625% 1/15/29	2,335,000	2,113,175
5.5% 11/15/27	8,055,000	7,732,800
6.25% 3/15/26 (d)	3,980,000	3,998,814
6.375% 6/15/26	1,090,000	1,088,521
6.75% 8/15/28 (d)	1,630,000	1,655,332
7.5% 3/15/27	1,455,000	1,462,262
		31,043,211
Air Transportation - 0.7%
Air Canada 3.875% 8/15/26 (d)	805,000	745,175
American Airlines, Inc. 7.25% 2/15/28 (d)	540,000	525,222
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)	3,435,000	3,373,149
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)	463,250	462,509
Rand Parent LLC 8.5% 2/15/30 (d)	760,000	688,532
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)	2,735,000	2,762,238
		8,556,825
Automotive - 0.2%
Ford Motor Co.:
6.1% 8/19/32	1,225,000	1,168,340
7.4% 11/1/46	435,000	442,821
Ford Motor Credit Co. LLC 3.625% 6/17/31	1,540,000	1,269,363
		2,880,524
Automotive & Auto Parts - 2.1%
Adient Global Holdings Ltd. 7% 4/15/28 (d)	330,000	338,375
Allison Transmission, Inc. 3.75% 1/30/31 (d)	545,000	465,208
Dana, Inc.:
4.25% 9/1/30	440,000	356,396
5.375% 11/15/27	295,000	277,262
Ford Motor Co.:
3.25% 2/12/32	1,085,000	838,686
4.75% 1/15/43	545,000	409,404
5.291% 12/8/46	215,000	173,885
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.7305% 3/6/26 (e)(f)	1,540,000	1,548,391
2.3% 2/10/25	4,905,000	4,566,494
2.9% 2/10/29	2,715,000	2,252,610
3.375% 11/13/25	545,000	506,119
3.815% 11/2/27	1,640,000	1,470,417
4% 11/13/30	550,000	471,606
4.389% 1/8/26	1,090,000	1,035,596
4.95% 5/28/27	2,190,000	2,071,066
5.125% 6/16/25	545,000	530,525
6.95% 3/6/26	4,385,000	4,425,763
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (d)(e)	215,000	193,508
Macquarie AirFinance Holdings 8.375% 5/1/28 (d)	1,180,000	1,180,779
ZF North America Capital, Inc.:
4.75% 4/29/25 (d)	1,310,000	1,279,931
6.875% 4/14/28 (d)	595,000	612,365
7.125% 4/14/30 (d)	595,000	614,373
		25,618,759
Banks & Thrifts - 0.3%
Ally Financial, Inc.:
5.75% 11/20/25	110,000	106,886
6.7% 2/14/33	2,170,000	1,958,075
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	970,000	868,033
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (d)	435,000	340,388
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (d)	435,000	376,334
7.875% 5/1/27 (d)	435,000	415,425
		4,065,141
Broadcasting - 1.4%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(g)	9,005,000	607,838
DISH Network Corp. 11.75% 11/15/27 (d)	2,760,000	2,607,219
Nexstar Media, Inc.:
4.75% 11/1/28 (d)	435,000	382,324
5.625% 7/15/27 (d)	545,000	511,853
Sinclair Television Group, Inc. 5.5% 3/1/30 (d)	1,110,000	857,475
Sirius XM Radio, Inc.:
4% 7/15/28 (d)	2,505,000	2,115,097
4.125% 7/1/30 (d)	2,200,000	1,764,615
5.5% 7/1/29 (d)	660,000	587,882
TEGNA, Inc.:
4.625% 3/15/28	1,895,000	1,687,119
5% 9/15/29	725,000	634,795
Univision Communications, Inc.:
4.5% 5/1/29 (d)	2,170,000	1,870,243
6.625% 6/1/27 (d)	3,080,000	2,965,629
		16,592,089
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)	824,000	787,950
Builders FirstSource, Inc. 4.25% 2/1/32 (d)	2,210,000	1,936,359
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	1,335,000	1,175,702
6% 12/1/29 (d)	1,230,000	1,001,835
		4,901,846
Cable/Satellite TV - 4.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	3,680,000	3,013,960
4.25% 1/15/34 (d)	2,145,000	1,633,933
4.5% 8/15/30 (d)	3,585,000	3,010,323
4.5% 5/1/32	5,635,000	4,511,237
4.5% 6/1/33 (d)	5,340,000	4,250,708
4.75% 3/1/30 (d)	4,755,000	4,091,184
4.75% 2/1/32 (d)	3,090,000	2,556,916
5% 2/1/28 (d)	1,495,000	1,382,266
5.375% 6/1/29 (d)	1,705,000	1,563,686
CSC Holdings LLC:
4.125% 12/1/30 (d)	2,050,000	1,471,248
4.5% 11/15/31 (d)	555,000	388,807
4.625% 12/1/30 (d)	5,335,000	2,604,159
5.375% 2/1/28 (d)	3,840,000	3,149,559
5.75% 1/15/30 (d)	3,435,000	1,753,032
7.5% 4/1/28 (d)	3,345,000	2,089,908
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)	535,000	469,500
DISH DBS Corp. 5.75% 12/1/28 (d)	2,740,000	1,947,886
Dolya Holdco 18 DAC 5% 7/15/28 (d)	1,680,000	1,506,026
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)	2,875,000	2,237,492
6.5% 9/15/28 (d)	6,315,000	2,946,579
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)	4,400,000	4,061,200
Ziggo BV 4.875% 1/15/30 (d)	1,455,000	1,251,406
		51,891,015
Capital Goods - 1.0%
Mueller Water Products, Inc. 4% 6/15/29 (d)	1,905,000	1,720,379
Regal Rexnord Corp.:
6.05% 2/15/26 (d)	1,640,000	1,663,151
6.05% 4/15/28 (d)	1,090,000	1,100,350
6.3% 2/15/30 (d)	1,090,000	1,110,505
Vertical Holdco GmbH 7.625% 7/15/28 (d)	1,645,000	1,471,442
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)	4,865,000	4,548,126
		11,613,953
Chemicals - 2.9%
CVR Partners LP 6.125% 6/15/28 (d)	2,072,000	1,870,883
Element Solutions, Inc. 3.875% 9/1/28 (d)	1,044,000	921,196
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)	1,360,000	1,258,599
7% 12/31/27 (d)	440,000	386,728
LSB Industries, Inc. 6.25% 10/15/28 (d)	880,000	774,466
Methanex Corp.:
5.125% 10/15/27	3,800,000	3,630,464
5.65% 12/1/44	3,722,000	3,090,495
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)	1,900,000	1,538,678
4.875% 6/1/24 (d)	1,290,000	1,269,499
5% 5/1/25 (d)	940,000	912,127
5.25% 6/1/27 (d)	1,935,000	1,751,158
Nufarm Australia Ltd. 5% 1/27/30 (d)	2,575,000	2,288,551
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)	2,030,000	1,731,742
6.25% 10/1/29 (d)	2,255,000	1,812,088
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)	215,000	193,591
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	1,550,000	1,427,397
The Chemours Co. LLC:
4.625% 11/15/29 (d)	790,000	650,639
5.375% 5/15/27	2,604,000	2,420,064
5.75% 11/15/28 (d)	2,625,000	2,333,050
Tronox, Inc. 4.625% 3/15/29 (d)	545,000	452,409
W.R. Grace Holding LLC:
5.625% 8/15/29 (d)	3,750,000	3,234,700
7.375% 3/1/31 (d)	440,000	440,679
		34,389,203
Consumer Products - 0.6%
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (d)	295,000	275,040
Mattel, Inc.:
3.375% 4/1/26 (d)	1,750,000	1,655,318
3.75% 4/1/29 (d)	3,225,000	2,910,734
5.45% 11/1/41	435,000	386,710
Newell Brands, Inc.:
4.7% 4/1/26	545,000	520,475
6% 4/1/46 (h)	435,000	338,765
6.375% 9/15/27	545,000	536,825
6.625% 9/15/29	605,000	597,634
The Scotts Miracle-Gro Co.:
4% 4/1/31	215,000	173,723
4.375% 2/1/32	330,000	266,724
		7,661,948
Containers - 1.2%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(e)	440,000	360,587
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27 (d)	1,310,000	1,118,119
5.25% 8/15/27 (d)	765,000	652,947
Ball Corp.:
2.875% 8/15/30	545,000	456,980
4.875% 3/15/26	1,635,000	1,619,075
Berry Global, Inc. 4.875% 7/15/26 (d)	875,000	855,560
BWAY Holding Co. 7.875% 8/15/26 (d)	1,630,000	1,653,350
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)	545,000	474,273
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	610,000	543,663
LABL, Inc.:
5.875% 11/1/28 (d)	330,000	304,425
6.75% 7/15/26 (d)	220,000	217,972
9.5% 11/1/28 (d)	220,000	226,477
10.5% 7/15/27 (d)	660,000	627,053
Sealed Air Corp. 5% 4/15/29 (d)	2,240,000	2,146,973
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (d)	655,000	664,629
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)	1,789,000	1,736,808
8.5% 8/15/27 (d)	810,000	782,018
		14,440,909
Diversified Financial Services - 2.9%
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	1,570,000	948,437
3.625% 10/1/31 (d)	1,465,000	818,671
Hightower Holding LLC 6.75% 4/15/29 (d)	1,675,000	1,453,565
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	4,560,000	4,004,638
4.75% 9/15/24	185,000	182,508
5.25% 5/15/27	6,865,000	6,461,681
6.25% 5/15/26	5,190,000	5,116,126
6.375% 12/15/25	1,225,000	1,214,586
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (d)	390,000	327,931
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (d)	1,415,000	1,119,619
LPL Holdings, Inc. 4.375% 5/15/31 (d)	545,000	483,688
MSCI, Inc.:
3.25% 8/15/33 (d)	1,420,000	1,153,750
3.625% 9/1/30 (d)	2,190,000	1,889,247
OneMain Finance Corp.:
3.5% 1/15/27	3,265,000	2,769,112
3.875% 9/15/28	4,040,000	3,242,181
6.875% 3/15/25	220,000	215,222
7.125% 3/15/26	3,970,000	3,868,738
		35,269,700
Diversified Media - 0.3%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)	4,035,000	3,139,472
Energy - 13.4%
Altus Midstream LP 5.875% 6/15/30 (d)	1,535,000	1,470,484
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)	545,000	527,188
7.875% 5/15/26 (d)	545,000	559,591
Apache Corp.:
4.25% 1/15/30	775,000	708,156
5.1% 9/1/40	980,000	839,899
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	2,540,000	2,317,750
California Resources Corp. 7.125% 2/1/26 (d)	765,000	772,696
Centennial Resource Production LLC:
5.875% 7/1/29 (d)	1,573,000	1,482,553
7.75% 2/15/26 (d)	860,000	869,675
CGG SA 8.75% 4/1/27 (d)	750,000	645,183
Cheniere Energy Partners LP:
3.25% 1/31/32	2,190,000	1,824,451
4% 3/1/31	1,085,000	970,452
Citgo Petroleum Corp. 6.375% 6/15/26 (d)	2,380,000	2,318,072
CNX Resources Corp. 7.375% 1/15/31 (d)	625,000	603,010
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	1,410,000	1,210,447
6.75% 3/1/29 (d)	1,535,000	1,389,754
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	9,034,000	8,669,297
5.75% 4/1/25	3,360,000	3,309,576
6% 2/1/29 (d)	4,453,000	4,196,953
7.375% 2/1/31 (d)	1,090,000	1,090,000
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (d)	1,295,000	1,223,433
5.625% 10/15/25 (d)	230,000	227,054
CVR Energy, Inc.:
5.25% 2/15/25 (d)	3,735,000	3,611,147
5.75% 2/15/28 (d)	2,890,000	2,582,504
Delek Logistics Partners LP 7.125% 6/1/28 (d)	3,165,000	2,882,793
DT Midstream, Inc.:
4.125% 6/15/29 (d)	1,140,000	1,010,328
4.375% 6/15/31 (d)	545,000	473,886
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	1,020,000	1,014,897
EnLink Midstream LLC:
5.625% 1/15/28 (d)	665,000	654,955
6.5% 9/1/30 (d)	1,020,000	1,030,373
EnLink Midstream Partners LP 4.85% 7/15/26	985,000	959,109
EQM Midstream Partners LP:
4% 8/1/24	1,085,000	1,050,958
4.75% 1/15/31 (d)	545,000	446,666
6% 7/1/25 (d)	140,000	137,541
6.5% 7/1/27 (d)	1,962,000	1,912,967
6.5% 7/15/48	325,000	246,079
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	835,000	780,725
Harvest Midstream I LP 7.5% 9/1/28 (d)	1,110,000	1,086,080
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	1,115,000	991,335
5.125% 6/15/28 (d)	3,025,000	2,873,478
5.5% 10/15/30 (d)	545,000	507,242
5.625% 2/15/26 (d)	2,610,000	2,569,101
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)	775,000	724,050
6.25% 11/1/28 (d)	775,000	742,258
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)	2,280,000	2,125,621
Mesquite Energy, Inc. 7.25% 12/31/49 (c)(d)(g)	10,580,000	1
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	12,520,000	11,528,796
6.75% 9/15/25 (d)	13,740,000	13,085,108
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	1,725,000	1,653,948
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)	305,000	301,188
Occidental Petroleum Corp.:
4.2% 3/15/48	545,000	425,346
4.4% 4/15/46	1,630,000	1,312,793
4.4% 8/15/49	760,000	597,482
4.5% 7/15/44	1,335,000	1,079,908
5.5% 12/1/25	2,335,000	2,342,358
5.55% 3/15/26	325,000	327,727
5.875% 9/1/25	1,656,000	1,673,764
6.125% 1/1/31	1,895,000	1,980,976
6.45% 9/15/36	1,250,000	1,326,563
6.625% 9/1/30	2,545,000	2,716,788
7.5% 5/1/31	2,575,000	2,873,005
7.875% 9/15/31	635,000	719,600
7.95% 6/15/39	270,000	308,116
8.875% 7/15/30	2,170,000	2,549,750
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)	145,000	129,016
4.95% 7/15/29 (d)	1,480,000	1,366,706
6.875% 4/15/40 (d)	655,000	570,073
SM Energy Co. 5.625% 6/1/25	1,200,000	1,172,268
Southwestern Energy Co. 4.75% 2/1/32	1,640,000	1,446,078
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	210,000	204,709
Sunnova Energy Corp. 5.875% 9/1/26 (d)	660,000	598,125
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,670,000	1,504,511
5.875% 3/15/28	875,000	855,313
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)	1,155,000	1,022,972
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)	3,125,000	2,891,149
6% 3/1/27 (d)	4,290,000	4,139,110
6% 12/31/30 (d)	6,055,000	5,377,740
6% 9/1/31 (d)	3,695,000	3,271,647
7.5% 10/1/25 (d)	3,970,000	4,000,254
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,085,000	1,022,522
Teine Energy Ltd. 6.875% 4/15/29 (d)	295,000	269,440
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)	820,625	800,453
Transocean, Inc.:
7.5% 1/15/26 (d)	845,000	779,411
8% 2/1/27 (d)	1,830,000	1,624,326
8.75% 2/15/30 (d)	1,415,000	1,427,721
Valaris Ltd. 8.375% 4/30/30 (d)	1,535,000	1,535,660
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	2,155,000	1,935,618
3.875% 11/1/33 (d)	580,000	489,067
4.125% 8/15/31 (d)	1,865,000	1,652,115
6.25% 1/15/30 (d)	1,635,000	1,657,901
Western Gas Partners LP:
3.35% 2/1/25	1,950,000	1,861,970
3.95% 6/1/25	540,000	520,052
5.3% 3/1/48	540,000	454,825
5.5% 8/15/48	325,000	277,934
5.5% 2/1/50	1,085,000	920,485
		160,222,155
Environmental - 1.0%
Clean Harbors, Inc. 6.375% 2/1/31 (d)	515,000	525,424
Covanta Holding Corp. 4.875% 12/1/29 (d)	1,650,000	1,468,500
Darling Ingredients, Inc. 6% 6/15/30 (d)	910,000	900,231
GFL Environmental, Inc.:
3.75% 8/1/25 (d)	1,090,000	1,053,734
5.125% 12/15/26 (d)	1,090,000	1,072,260
Madison IAQ LLC:
4.125% 6/30/28 (d)	2,375,000	2,089,415
5.875% 6/30/29 (d)	2,280,000	1,784,807
Stericycle, Inc.:
3.875% 1/15/29 (d)	2,775,000	2,496,670
5.375% 7/15/24 (d)	575,000	571,504
		11,962,545
Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (d)	295,000	277,435
3.5% 3/15/29 (d)	2,690,000	2,383,329
4.875% 2/15/30 (d)	1,855,000	1,729,788
BellRing Brands, Inc. 7% 3/15/30 (d)	435,000	445,648
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)	4,325,000	2,294,802
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)	675,000	577,422
Parkland Corp. 4.625% 5/1/30 (d)	660,000	574,252
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)	110,000	104,225
		8,386,901
Food/Beverage/Tobacco - 1.9%
C&S Group Enterprises LLC 5% 12/15/28 (d)	1,825,000	1,440,746
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)	435,000	399,134
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)	3,660,000	3,351,945
4.375% 1/31/32 (d)	545,000	497,160
Performance Food Group, Inc. 5.5% 10/15/27 (d)	1,505,000	1,475,015
Pilgrim's Pride Corp.:
3.5% 3/1/32	545,000	438,725
4.25% 4/15/31	640,000	556,679
Post Holdings, Inc.:
4.625% 4/15/30 (d)	1,290,000	1,165,148
5.5% 12/15/29 (d)	1,325,000	1,260,262
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)	2,685,000	2,367,971
TreeHouse Foods, Inc. 4% 9/1/28	860,000	761,100
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	7,460,000	6,266,400
U.S. Foods, Inc.:
4.625% 6/1/30 (d)	820,000	749,901
4.75% 2/15/29 (d)	2,180,000	2,027,798
United Natural Foods, Inc. 6.75% 10/15/28 (d)	215,000	204,078
		22,962,062
Gaming - 1.7%
Affinity Gaming LLC 6.875% 12/15/27 (d)	3,630,000	3,265,140
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)	2,675,000	2,678,265
7% 2/15/30 (d)	1,305,000	1,316,647
8.125% 7/1/27 (d)	2,509,000	2,559,812
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	2,205,000	2,223,158
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (d)	2,125,000	1,721,443
Golden Entertainment, Inc. 7.625% 4/15/26 (d)	1,515,000	1,530,150
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	975,000	848,250
Station Casinos LLC 4.5% 2/15/28 (d)	1,665,000	1,530,851
Transocean, Inc. 7.25% 11/1/25 (d)	545,000	519,113
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (d)	1,085,000	967,353
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (d)	545,000	558,251
		19,718,433
Healthcare - 6.5%
1375209 BC Ltd. 9% 1/30/28 (d)	1,306,000	1,292,940
180 Medical, Inc. 3.875% 10/15/29 (d)	1,055,000	939,535
Amgen, Inc. 5.6% 3/2/43	1,195,000	1,229,658
AMN Healthcare 4% 4/15/29 (d)	680,000	598,400
Avantor Funding, Inc.:
3.875% 11/1/29 (d)	1,345,000	1,184,759
4.625% 7/15/28 (d)	885,000	827,807
Catalent Pharma Solutions 3.5% 4/1/30 (d)	1,320,000	1,119,067
Centene Corp. 2.5% 3/1/31	1,470,000	1,199,094
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	1,150,000	1,009,051
4% 3/15/31 (d)	975,000	849,469
4.25% 5/1/28 (d)	472,000	429,722
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	4,055,000	3,271,325
5.25% 5/15/30 (d)	7,690,000	6,409,338
5.625% 3/15/27 (d)	4,905,000	4,526,192
6% 1/15/29 (d)	2,290,000	2,029,513
6.125% 4/1/30 (d)	2,340,000	1,665,428
6.875% 4/15/29 (d)	1,490,000	1,102,510
8% 3/15/26 (d)	1,075,000	1,065,262
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	2,070,000	1,800,900
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	855,000	688,509
4.625% 6/1/30 (d)	4,560,000	3,972,075
Embecta Corp. 5% 2/15/30 (d)	860,000	741,810
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	1,365,000	1,088,305
HCA Holdings, Inc. 5.5% 6/15/47	1,085,000	1,020,587
HealthEquity, Inc. 4.5% 10/1/29 (d)	1,875,000	1,676,625
Hologic, Inc.:
3.25% 2/15/29 (d)	3,405,000	3,060,504
4.625% 2/1/28 (d)	6,000	5,834
Humana, Inc. 5.875% 3/1/33	1,085,000	1,168,669
Jazz Securities DAC 4.375% 1/15/29 (d)	1,850,000	1,700,270
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	785,000	633,138
Molina Healthcare, Inc. 3.875% 11/15/30 (d)	1,465,000	1,292,325
Mozart Borrower LP 3.875% 4/1/29 (d)	545,000	476,849
Option Care Health, Inc. 4.375% 10/31/29 (d)	1,095,000	984,560
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	3,935,000	3,620,218
5.125% 4/30/31 (d)	1,050,000	935,596
Owens & Minor, Inc. 4.5% 3/31/29 (d)	1,010,000	810,050
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (d)	2,895,000	2,644,076
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	1,540,000	1,080,170
Teleflex, Inc. 4.25% 6/1/28 (d)	930,000	871,829
Tenet Healthcare Corp.:
4.25% 6/1/29	2,790,000	2,559,685
4.375% 1/15/30	1,990,000	1,828,509
4.625% 6/15/28	2,545,000	2,411,725
6.125% 10/1/28	3,035,000	2,944,582
6.125% 6/15/30 (d)	2,820,000	2,789,295
6.25% 2/1/27	2,741,000	2,727,400
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	1,310,000	1,184,676
7.875% 9/15/29	330,000	346,337
8.125% 9/15/31	330,000	348,527
		78,162,705
Homebuilders/Real Estate - 3.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)	985,000	822,475
Howard Hughes Corp.:
4.125% 2/1/29 (d)	945,000	794,405
4.375% 2/1/31 (d)	775,000	627,860
Kennedy-Wilson, Inc. 4.75% 2/1/30	1,605,000	1,242,382
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	5,035,000	3,448,828
4.625% 8/1/29	2,850,000	2,157,514
5% 10/15/27	9,335,000	7,779,375
5.25% 8/1/26	670,000	596,665
Railworks Holdings LP 8.25% 11/15/28 (d)	1,990,000	1,889,182
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	1,700,000	1,260,125
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)	1,915,000	1,365,315
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)	395,000	370,394
5.625% 3/1/24 (d)	545,000	542,332
TopBuild Corp. 4.125% 2/15/32 (d)	1,185,000	1,018,295
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	30,000	29,925
TRI Pointe Homes, Inc. 5.7% 6/15/28	220,000	215,875
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	6,395,000	5,085,183
6.5% 2/15/29 (d)	20,416,000	12,324,798
10.5% 2/15/28 (d)	2,175,000	2,081,250
		43,652,178
Hotels - 0.7%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)	4,715,000	4,023,828
3.75% 5/1/29 (d)	495,000	446,172
4% 5/1/31 (d)	2,420,000	2,140,428
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)	1,785,000	1,659,675
		8,270,103
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (d)	435,000	364,127
7% 11/15/25 (d)	215,000	205,314
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)	3,740,000	3,424,145
6.75% 10/15/27 (d)	550,000	513,421
6.75% 4/15/28 (d)	540,000	539,318
AmWINS Group, Inc. 4.875% 6/30/29 (d)	1,660,000	1,506,312
AssuredPartners, Inc. 5.625% 1/15/29 (d)	1,355,000	1,173,075
HUB International Ltd. 7% 5/1/26 (d)	765,000	761,595
		8,487,307
Leisure - 2.1%
Carnival Corp.:
5.75% 3/1/27 (d)	2,610,000	2,139,684
6% 5/1/29 (d)	2,235,000	1,754,469
6.65% 1/15/28	300,000	231,990
7.625% 3/1/26 (d)	4,415,000	4,026,512
MajorDrive Holdings IV LLC 6.375% 6/1/29 (d)	1,485,000	1,173,150
NCL Corp. Ltd.:
5.875% 3/15/26 (d)	890,000	766,617
7.75% 2/15/29 (d)	2,010,000	1,702,539
NCL Finance Ltd. 6.125% 3/15/28 (d)	640,000	516,800
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)	4,110,000	3,681,010
5.375% 7/15/27 (d)	1,535,000	1,362,775
5.5% 8/31/26 (d)	3,160,000	2,896,832
5.5% 4/1/28 (d)	2,745,000	2,422,047
7.25% 1/15/30 (d)	540,000	541,518
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	630,000	532,462
Voc Escrow Ltd. 5% 2/15/28 (d)	1,440,000	1,280,533
		25,028,938
Metals/Mining - 1.2%
Arconic Corp. 6% 5/15/25 (d)	545,000	541,845
Cleveland-Cliffs, Inc. 4.875% 3/1/31 (d)	215,000	188,802
Constellium NV 5.875% 2/15/26 (d)	797,000	793,127
Eldorado Gold Corp. 6.25% 9/1/29 (d)	1,005,000	934,650
ERO Copper Corp. 6.5% 2/15/30 (d)	2,895,000	2,571,122
First Quantum Minerals Ltd. 6.875% 10/15/27 (d)	3,115,000	3,013,373
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)	545,000	473,395
4.5% 9/15/27 (d)	630,000	598,633
5.125% 5/15/24 (d)	440,000	438,177
Howmet Aerospace, Inc. 5.95% 2/1/37	435,000	442,639
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	860,000	800,852
Mineral Resources Ltd. 8.5% 5/1/30 (d)	1,400,000	1,424,500
Novelis Corp.:
3.25% 11/15/26 (d)	330,000	302,103
3.875% 8/15/31 (d)	545,000	456,383
PMHC II, Inc. 9% 2/15/30 (d)	2,130,000	1,628,784
		14,608,385
Paper - 0.8%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (d)	1,165,000	944,976
6% 6/15/27 (d)	1,985,000	1,974,716
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)	815,000	799,920
8.75% 4/15/30 (d)	1,650,000	1,518,517
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	390,000	332,474
Glatfelter Corp. 4.75% 11/15/29 (d)	1,385,000	986,051
Mercer International, Inc. 5.125% 2/1/29	710,000	592,897
SPA Holdings 3 OY 4.875% 2/4/28 (d)	2,205,000	1,867,058
		9,016,609
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (d)	1,685,000	1,551,544
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)	1,045,000	905,631
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	930,000	872,282
4% 10/15/30 (d)	2,680,000	2,339,590
5.75% 4/15/25 (d)	425,000	425,851
Garden SpinCo Corp. 8.625% 7/20/30 (d)	550,000	591,250
Yum! Brands, Inc.:
3.625% 3/15/31	545,000	481,369
4.625% 1/31/32	3,225,000	3,011,457
5.375% 4/1/32	435,000	424,316
		8,146,115
Services - 5.4%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	3,646,000	3,463,700
AECOM 5.125% 3/15/27	730,000	715,086
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)	930,000	729,102
9.75% 7/15/27 (d)	1,455,000	1,353,489
APX Group, Inc. 6.75% 2/15/27 (d)	1,280,000	1,278,695
Aramark Services, Inc.:
5% 2/1/28 (d)	1,560,000	1,485,744
6.375% 5/1/25 (d)	2,505,000	2,505,000
ASGN, Inc. 4.625% 5/15/28 (d)	1,025,000	947,222
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)	3,975,000	3,642,210
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)	7,602,000	7,113,499
CoreCivic, Inc.:
4.75% 10/15/27	4,361,000	3,772,223
8.25% 4/15/26	7,700,000	7,778,617
CoreLogic, Inc. 4.5% 5/1/28 (d)	1,535,000	1,254,863
Fair Isaac Corp. 4% 6/15/28 (d)	1,535,000	1,429,903
Gartner, Inc.:
3.625% 6/15/29 (d)	345,000	305,419
3.75% 10/1/30 (d)	1,330,000	1,161,448
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	7,291,000	7,114,649
Iron Mountain, Inc. 4.5% 2/15/31 (d)	545,000	473,870
Korn Ferry 4.625% 12/15/27 (d)	400,000	379,900
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)	1,565,000	1,416,325
Life Time, Inc. 8% 4/15/26 (d)	1,100,000	1,093,791
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	2,190,000	2,061,338
PowerTeam Services LLC 9.033% 12/4/25 (d)	840,000	721,446
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (d)	1,090,000	1,081,785
Service Corp. International:
4% 5/15/31	945,000	832,800
5.125% 6/1/29	597,000	574,613
Sotheby's 7.375% 10/15/27 (d)	1,270,000	1,190,667
The GEO Group, Inc.:
9.5% 12/31/28 (d)	2,110,000	2,057,820
10.5% 6/30/28	355,000	358,994
TriNet Group, Inc. 3.5% 3/1/29 (d)	3,950,000	3,454,275
Uber Technologies, Inc. 4.5% 8/15/29 (d)	270,000	248,287
United Rentals North America, Inc. 6% 12/15/29 (d)	545,000	553,138
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	2,762,000	2,589,422
		65,139,340
Steel - 0.3%
Commercial Metals Co.:
3.875% 2/15/31	655,000	573,937
4.125% 1/15/30	1,140,000	1,020,536
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	1,475,000	1,337,923
		2,932,396
Super Retail - 1.8%
Bath & Body Works, Inc. 6.694% 1/15/27	625,000	623,520
Carvana Co.:
4.875% 9/1/29 (d)	1,545,000	622,592
5.5% 4/15/27 (d)	2,050,000	882,001
5.875% 10/1/28 (d)	1,015,000	421,118
10.25% 5/1/30 (d)	300,000	164,499
EG Global Finance PLC:
6.75% 2/7/25 (d)	3,215,000	3,046,213
8.5% 10/30/25 (d)	5,280,000	5,008,251
Hanesbrands, Inc. 4.875% 5/15/26 (d)	295,000	278,011
LBM Acquisition LLC 6.25% 1/15/29 (d)	2,315,000	1,843,620
Levi Strauss & Co. 3.5% 3/1/31 (d)	700,000	591,805
Michaels Companies, Inc.:
5.25% 5/1/28 (d)	1,425,000	1,173,929
7.875% 5/1/29 (d)	1,100,000	737,396
Nordstrom, Inc.:
4.25% 8/1/31	1,630,000	1,210,438
4.375% 4/1/30	1,090,000	852,445
Sally Holdings LLC 5.625% 12/1/25	1,200,000	1,185,000
Wolverine World Wide, Inc. 4% 8/15/29 (d)	3,250,000	2,701,563
		21,342,401
Technology - 5.8%
Acuris Finance U.S. 5% 5/1/28 (d)	4,495,000	3,565,884
Alteryx, Inc. 8.75% 3/15/28 (d)	435,000	422,889
Athenahealth Group, Inc. 6.5% 2/15/30 (d)	760,000	624,217
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	3,485,000	3,145,213
Block, Inc.:
2.75% 6/1/26	545,000	493,232
3.5% 6/1/31	1,315,000	1,071,324
Broadcom, Inc.:
2.45% 2/15/31 (d)	2,035,000	1,668,150
2.6% 2/15/33 (d)	1,570,000	1,239,015
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	810,000	728,838
4.875% 7/1/29 (d)	820,000	738,485
Cloud Software Group, Inc. 9% 9/30/29 (d)	2,370,000	2,036,541
Coherent Corp. 5% 12/15/29 (d)	2,885,000	2,596,875
CommScope, Inc.:
4.75% 9/1/29 (d)	1,415,000	1,142,678
6% 3/1/26 (d)	1,260,000	1,203,405
Elastic NV 4.125% 7/15/29 (d)	1,715,000	1,483,818
Entegris Escrow Corp.:
4.75% 4/15/29 (d)	3,475,000	3,232,175
5.95% 6/15/30 (d)	3,270,000	3,107,947
Entegris, Inc. 3.625% 5/1/29 (d)	990,000	847,737
Gartner, Inc. 4.5% 7/1/28 (d)	2,505,000	2,354,134
Gen Digital, Inc.:
5% 4/15/25 (d)	1,090,000	1,077,437
7.125% 9/30/30 (d)	545,000	547,457
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (d)	1,395,000	1,208,466
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	4,095,000	3,426,655
Match Group Holdings II LLC:
3.625% 10/1/31 (d)	325,000	265,493
4.125% 8/1/30 (d)	695,000	594,038
MicroStrategy, Inc. 6.125% 6/15/28 (d)	3,355,000	3,032,148
onsemi 3.875% 9/1/28 (d)	1,875,000	1,687,619
Open Text Corp.:
3.875% 2/15/28 (d)	1,310,000	1,160,804
3.875% 12/1/29 (d)	1,655,000	1,390,927
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	155,000	132,352
4.125% 12/1/31 (d)	875,000	724,209
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)	2,710,000	1,124,650
5.375% 12/1/28 (d)	19,245,000	4,566,840
Roblox Corp. 3.875% 5/1/30 (d)	3,450,000	2,912,490
Seagate HDD Cayman 5.75% 12/1/34	655,000	581,358
Sensata Technologies BV:
4% 4/15/29 (d)	1,330,000	1,202,018
5% 10/1/25 (d)	215,000	211,687
Sensata Technologies, Inc. 3.75% 2/15/31 (d)	545,000	473,465
SS&C Technologies, Inc. 5.5% 9/30/27 (d)	440,000	425,883
TTM Technologies, Inc. 4% 3/1/29 (d)	4,905,000	4,202,947
Twilio, Inc. 3.875% 3/15/31	1,270,000	1,061,314
Uber Technologies, Inc.:
7.5% 5/15/25 (d)	2,835,000	2,877,525
8% 11/1/26 (d)	3,275,000	3,357,825
		69,948,164
Telecommunications - 7.8%
Altice Financing SA:
5% 1/15/28 (d)	2,610,000	2,113,322
5.75% 8/15/29 (d)	6,145,000	4,901,846
Altice France Holding SA 6% 2/15/28 (d)	6,280,000	3,862,200
Altice France SA:
5.125% 1/15/29 (d)	5,910,000	4,367,660
5.125% 7/15/29 (d)	2,830,000	2,092,207
5.5% 1/15/28 (d)	4,455,000	3,507,192
5.5% 10/15/29 (d)	20,000	14,972
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	12,769,000	11,077,108
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)	765,000	638,498
5.625% 9/15/28 (d)	605,000	441,925
Consolidated Communications, Inc. 5% 10/1/28 (d)	930,000	681,876
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	3,330,000	2,924,113
5.875% 10/15/27 (d)	1,685,000	1,551,017
5.875% 11/1/29	2,485,000	1,890,088
8.75% 5/15/30 (d)	1,675,000	1,656,744
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	3,100,000	2,860,696
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (d)	1,010,000	865,075
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	565,000	315,990
4.25% 7/1/28 (d)	5,030,000	2,932,219
10.5% 5/15/30 (d)	2,909,000	2,784,795
Millicom International Cellular SA:
4.5% 4/27/31 (d)	3,880,000	2,984,186
5.125% 1/15/28 (d)	211,500	186,688
Sable International Finance Ltd. 5.75% 9/7/27 (d)	748,000	694,705
SBA Communications Corp. 3.125% 2/1/29	550,000	470,526
Sprint Capital Corp. 8.75% 3/15/32	1,305,000	1,594,763
Sprint Corp.:
7.125% 6/15/24	4,360,000	4,431,377
7.625% 2/15/25	1,635,000	1,684,627
7.625% 3/1/26	3,715,000	3,933,862
7.875% 9/15/23	1,085,000	1,093,783
T-Mobile U.S.A., Inc. 3.5% 4/15/31	2,720,000	2,457,202
Telecom Italia Capital SA:
6% 9/30/34	3,032,000	2,584,769
7.2% 7/18/36	1,449,000	1,311,025
7.721% 6/4/38	400,000	373,948
Uniti Group, Inc. 6% 1/15/30 (d)	5,895,000	3,477,519
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)	2,980,000	2,553,599
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)	3,745,000	3,105,412
Windstream Escrow LLC 7.75% 8/15/28 (d)	7,065,000	5,818,938
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)	2,600,000	1,968,608
6.125% 3/1/28 (d)	1,755,000	1,121,921
		93,327,001
Textiles/Apparel - 0.1%
Crocs, Inc. 4.125% 8/15/31 (d)	720,000	607,990
Foot Locker, Inc. 4% 10/1/29 (d)	715,000	604,911
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	580,000	492,862
		1,705,763
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (d)	1,690,000	1,679,226
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)	1,020,000	802,342
Seaspan Corp. 5.5% 8/1/29 (d)	4,095,000	3,276,000
		5,757,568
Utilities - 2.6%
Clearway Energy Operating LLC 3.75% 2/15/31 (d)	1,750,000	1,497,227
DPL, Inc.:
4.125% 7/1/25	1,370,000	1,316,913
4.35% 4/15/29	185,000	166,731
EnLink Midstream Partners LP 4.15% 6/1/25	545,000	526,981
FirstEnergy Corp. 3.4% 3/1/50	2,175,000	1,523,957
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,927,000	2,829,063
NRG Energy, Inc.:
3.375% 2/15/29 (d)	2,360,000	1,998,434
3.625% 2/15/31 (d)	790,000	639,493
5.25% 6/15/29 (d)	2,565,000	2,365,978
PG&E Corp.:
5% 7/1/28	4,420,000	4,159,079
5.25% 7/1/30	5,030,000	4,635,875
Pike Corp. 5.5% 9/1/28 (d)	4,027,000	3,653,919
Vertiv Group Corp. 4.125% 11/15/28 (d)	230,000	207,618
Vistra Operations Co. LLC:
5% 7/31/27 (d)	2,849,000	2,707,437
5.5% 9/1/26 (d)	1,130,000	1,107,221
5.625% 2/15/27 (d)	1,965,000	1,916,460
		31,252,386
TOTAL NONCONVERTIBLE BONDS		964,551,225
TOTAL CORPORATE BONDS (Cost $1,125,795,167)		1,000,412,965

Common Stocks - 4.1%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (i)	12,300	1,265,178
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (i)	105,200	368,200
Charter Communications, Inc. Class A (i)	3,100	1,142,970
TOTAL CABLE/SATELLITE TV		1,511,170
Capital Goods - 0.1%
Regal Rexnord Corp.	9,000	1,171,440
Energy - 1.5%
California Resources Corp. warrants 10/27/24 (i)	2,871	27,332
Jonah Energy Parent LLC (c)(i)	148,945	6,702,525
Mesquite Energy, Inc. (c)(i)	149,356	9,382,561
New Fortress Energy, Inc.	70,300	2,129,387
TOTAL ENERGY		18,241,805
Food & Drug Retail - 2.0%
Southeastern Grocers, Inc. (b)(c)(i)	963,443	23,662,145
Healthcare - 0.2%
Centene Corp. (i)	27,200	1,874,896
Metals/Mining - 0.0%
Elah Holdings, Inc. (i)	333	19,580
Technology - 0.1%
Coherent Corp. (i)(j)	34,300	1,171,002
Telecommunications - 0.0%
GTT Communications, Inc. (c)	40,978	506,095
TOTAL COMMON STOCKS (Cost $23,264,614)		49,423,311

Bank Loan Obligations - 4.9%
	Principal Amount (a)	Value ($)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.7755% 5/25/26 (e)(f)(k)	1,960,555	1,756,089
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (e)(f)(k)	4,452,028	283,817
TOTAL BROADCASTING		2,039,906
Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.4091% 5/17/28 (e)(f)(k)	2,132,444	1,685,121
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.5246% 5/7/25 (c)(e)(f)(k)	2,556,072	2,479,390
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (e)(f)(k)	1,915,200	1,832,214
TOTAL CHEMICALS		4,311,604
Energy - 0.3%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.8403% 2/6/25 (e)(f)(k)	2,363,851	2,279,934
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (e)(f)(k)	1,586,598	1,530,274
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(g)(k)	2,735,146	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(g)(k)	1,217,000	0
TOTAL ENERGY		3,810,208
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0822% 11/23/27 (e)(f)(k)	1,422,250	1,121,444
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.9534% 12/13/26 (e)(f)(k)	128,025	121,984
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9983% 10/1/27 (e)(f)(k)	797,959	767,541
TOTAL HEALTHCARE		2,010,969
Homebuilders/Real Estate - 0.0%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (c)(e)(k)	543,510	516,335
Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.3762% 11/6/27 (e)(f)(k)	196,761	194,957
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 8.0208% 4/25/25 (e)(f)(k)	1,783,374	1,778,773
TOTAL INSURANCE		1,973,730
Leisure - 0.6%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.2727% 7/21/28 (e)(f)(k)	5,763,795	5,605,291
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 9/18/24 (f)(k)(l)	1,890,000	1,782,743
TOTAL LEISURE		7,388,034
Paper - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.2572% 4/13/29 (e)(f)(k)	348,871	340,449
Services - 1.3%
ABG Intermediate Holdings 2 LLC:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4067% 12/21/28 (e)(f)(k)	576,111	569,152
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/21/28 (f)(k)(m)	188,889	186,607
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (e)(f)(k)	225,000	194,906
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (e)(f)(k)	2,241,625	2,044,429
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 9.2386% 6/21/24 (e)(f)(k)	4,705,747	4,420,485
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5625% 6/2/28 (e)(f)(k)	2,513,620	2,249,238
Finastra U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.655% 6/13/24 (e)(f)(k)	1,315,000	1,251,551
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (e)(f)(k)	2,720,000	2,423,520
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (e)(f)(k)	3,351,450	2,749,228
TOTAL SERVICES		16,089,116
Super Retail - 0.7%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/5/28 (e)(f)(k)	2,771,859	2,745,887
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 12/18/27 (e)(f)(k)	5,452,492	5,052,988
TOTAL SUPER RETAIL		7,798,875
Technology - 0.4%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (e)(f)(k)	1,591,493	1,489,176
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (f)(k)(m)	195,511	182,942
Central Parent, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.1483% 7/6/29 (e)(f)(k)	563,588	562,731
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.6591% 10/7/27 (e)(f)(k)	623,418	614,584
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2706% 5/3/26 (e)(f)(k)	1,251,831	1,217,405
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0246% 8/27/25 (e)(f)(k)	823,277	821,737
TOTAL TECHNOLOGY		4,888,575
Telecommunications - 0.2%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 13.9983% 6/30/28 (e)(f)(k)	1,607,690	835,999
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.0822% 12/30/27 (e)(f)(k)	2,016,321	1,653,383
TOTAL TELECOMMUNICATIONS		2,489,382
Utilities - 0.3%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0625% 6/23/25 (e)(f)(k)	3,940,308	3,927,659
TOTAL BANK LOAN OBLIGATIONS (Cost $66,559,675)		59,269,963

Preferred Securities - 0.9%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
4.7% (e)(n)	2,910,000	2,174,939
4.7% (e)(n)	1,785,000	1,271,637
Bank of America Corp. 5.875% (e)(n)	2,195,000	2,002,945
JPMorgan Chase & Co.:
4.6% (e)(n)	1,580,000	1,483,319
6.1% (e)(n)	2,190,000	2,177,888
Wells Fargo & Co. 5.9% (e)(n)	1,205,000	1,162,953
TOTAL BANKS & THRIFTS		10,273,681
Diversified Financial Services - 0.1%
Charles Schwab Corp. 4% (e)(n)	1,405,000	1,089,410
TOTAL PREFERRED SECURITIES (Cost $10,739,365)		11,363,091

Other - 1.2%
	Shares	Value ($)
Other - 1.2%
Fidelity Private Credit Central Fund LLC (b)(q) (Cost $14,295,496)	1,437,325	14,258,260

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (o)	50,242,192	50,252,241
Fidelity Securities Lending Cash Central Fund 4.88% (o)(p)	1,171,233	1,171,350
TOTAL MONEY MARKET FUNDS (Cost $51,423,591)		51,423,591

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $1,292,077,908)	1,186,151,181
NET OTHER ASSETS (LIABILITIES) - 1.2%	13,917,613
NET ASSETS - 100.0%	1,200,068,794

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,448,795 or 5.0% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $732,653,107 or 61.1% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $384,400 and $369,549, respectively.

(n)	Security is perpetual in nature with no stated maturity date.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.
(q)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Central Fund LLC	12/09/21 - 4/28/23	14,295,496

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	1,175,827

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	2,028,327

Southeastern Grocers, Inc.	6/01/18	6,776,820

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	49,396,894	355,373,200	354,517,853	1,643,632	-	-	50,252,241	0.1%
Fidelity Private Credit Central Fund LLC	4,620,231	11,124,543	1,444,999	1,011,546	63	(41,578)	14,258,260	2.3%
Fidelity Securities Lending Cash Central Fund 4.88%	-	4,449,845	3,278,495	80	-	-	1,171,350	0.0%
Total	54,017,125	370,947,588	359,241,347	2,655,258	63	(41,578)	65,681,851

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Private Credit Central Fund LLC as presented in the Schedule of Investments. Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,511,170	1,511,170	-	-
Consumer Discretionary	1,265,178	1,265,178	-	-
Consumer Staples	23,662,145	-	-	23,662,145
Energy	18,241,805	2,156,719	-	16,085,086
Health Care	1,874,896	1,874,896	-	-
Industrials	1,171,440	1,171,440	-	-
Information Technology	1,677,097	1,171,002	-	506,095
Materials	19,580	19,580	-	-

Corporate Bonds	1,000,412,965	-	978,884,574	21,528,391

Bank Loan Obligations	59,269,963	-	56,274,238	2,995,725

Preferred Securities	11,363,091	-	11,363,091	-

Money Market Funds	51,423,591	51,423,591	-	-
Total Investments in Securities:	1,171,892,921	60,593,576	1,046,521,903	64,777,442

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Consumer Staples
Beginning Balance	$22,660,158
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,001,987
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$23,662,145
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$1,001,987
Energy
Beginning Balance	$18,371,467
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(2,286,381)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$16,085,086
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(2,286,381)
Corporate Bonds
Beginning Balance	$15,498,989
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	6,029,402
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$21,528,391
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$6,029,402
Other Investments in Securities
Beginning Balance	$2,845,744
Net Realized Gain (Loss) on Investment Securities	(108,574)
Net Unrealized Gain (Loss) on Investment Securities	(571,967)
Cost of Purchases	1,560,623
Proceeds of Sales	(240,931)
Amortization/Accretion	16,925
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$3,501,820
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$(571,967)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value (including securities loaned of $1,167,588) - See accompanying schedule:
Unaffiliated issuers (cost $1,226,358,821)	$1,120,469,330
Fidelity Central Funds (cost $65,719,087)	65,681,851

Total Investment in Securities (cost $1,292,077,908)		$1,186,151,181
Cash		266,666
Receivable for investments sold		1,287,968
Receivable for fund shares sold		1,212,971
Interest receivable		16,244,206
Distributions receivable from Fidelity Central Funds		195,053
Receivable from investment adviser for expense reductions		39,551
Total assets		1,205,397,596
Liabilities
Payable for investments purchased	$3,971,973
Payable for fund shares redeemed	181,026
Other payables and accrued expenses	4,453
Collateral on securities loaned	1,171,350
Total Liabilities		5,328,802
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,200,068,794
Net Assets consist of:
Paid in capital		$1,686,601,408
Total accumulated earnings (loss)		(486,532,614)
Net Assets		$1,200,068,794
Net Asset Value , offering price and redemption price per share ($1,200,068,794 ÷ 145,701,982 shares)		$8.24

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$6,831,193
Interest		69,987,586
Income from Fidelity Central Funds (including $80 from security lending)		2,655,338
Total Income		79,474,117
Expenses
Custodian fees and expenses	$14,145
Independent trustees' fees and expenses	6,231
Legal	526,845
Total expenses before reductions	547,221
Expense reductions	(510,446)
Total expenses after reductions		36,775
Net Investment income (loss)		79,437,342
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(75,164,729)
Fidelity Central Funds	63
Total net realized gain (loss)		(75,164,666)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(8,012,232)
Fidelity Central Funds	(41,578)
Total change in net unrealized appreciation (depreciation)		(8,053,810)
Net gain (loss)		(83,218,476)
Net increase (decrease) in net assets resulting from operations		$(3,781,134)
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$79,437,342	$90,508,599
Net realized gain (loss)	(75,164,666)	38,259,087
Change in net unrealized appreciation (depreciation)	(8,053,810)	(160,198,921)
Net increase (decrease) in net assets resulting from operations	(3,781,134)	(31,431,235)
Distributions to shareholders	(76,803,551)	(90,722,492)
Share transactions
Proceeds from sales of shares	114,999,411	116,542,416
Reinvestment of distributions	76,697,542	90,722,337
Cost of shares redeemed	(385,925,272)	(312,390,348)
Net increase (decrease) in net assets resulting from share transactions	(194,228,319)	(105,125,595)
Total increase (decrease) in net assets	(274,813,004)	(227,279,322)

Net Assets
Beginning of period	1,474,881,798	1,702,161,120
End of period	$1,200,068,794	$1,474,881,798

Other Information
Shares
Sold	13,920,010	12,377,370
Issued in reinvestment of distributions	9,311,777	9,668,837
Redeemed	(46,319,197)	(33,519,693)
Net increase (decrease)	(23,087,410)	(11,473,486)

Financial Highlights
Fidelity® Series High Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.74	$9.44	$8.54	$9.50	$9.56
Income from Investment Operations
Net investment income (loss) A,B	.536	.510	.513	.577	.607
Net realized and unrealized gain (loss)	(.516)	(.699)	.890	(.935)	(.051)
Total from investment operations	.020	(.189)	1.403	(.358)	.556
Distributions from net investment income	(.520)	(.511)	(.503)	(.598)	(.616)
Distributions from net realized gain	-	-	-	(.004)	-
Total distributions	(.520)	(.511)	(.503)	(.602)	(.616)
Net asset value, end of period	$8.24	$8.74	$9.44	$8.54	$9.50
Total Return C	.41%	(2.24)%	16.72%	(4.11)%	6.12%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.04%	.02%	-% F	-% F	-% F
Expenses net of fee waivers, if any	-% F	-% F	-% F	-% F	-% F
Expenses net of all reductions	-% F	-% F	-% F	-% F	-% F
Net investment income (loss)	6.49%	5.42%	5.58%	6.20%	6.44%
Supplemental Data
Net assets, end of period (000 omitted)	$1,200,069	$1,474,882	$1,702,161	$1,491,532	$1,510,741
Portfolio turnover rate G	34%	49%	68%	41% H	69%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's units are not registered under the Securities Act of 1933, and are subject to substantial restrictions on transfer. The Fund has no redemption rights under the limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The expense ratio for Fidelity Private Credit Central Fund LLC for the year ended December 31,2022 was 2.46%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$40,253,326	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 4.1 / 3.7	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Market approach	Transaction price	$45.00	Increase
			Parity price	$12.35	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Corporate Bond	$21,528,391	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
Bank Loan Obligations	$2,995,725	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$95.00	Increase
		Indicative market price	Evaluated bid	$97.00	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   prior period premium and discount on debt securities, market discount, partnerships, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$54,390,854
Gross unrealized depreciation	(153,507,186)
Net unrealized appreciation (depreciation)	$(99,116,332)
Tax Cost	$1,285,267,513

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,216,345
Capital loss carryforward	$(389,632,629)
Net unrealized appreciation (depreciation) on securities and other investments	$(99,116,332)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(47,920,977)
Long-term	(341,711,652)
Total capital loss carryforward	$(389,632,629)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$76,803,551	$90,722,492

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Series High Income Fund	Fidelity Private Credit Central Fund LLC	$3,795,010

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	397,605,807	616,406,534

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Series High Income Fund	$185

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series High Income Fund	1,178,250	1,284,145	25,598

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series High Income Fund	$8	$-	$-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $504,270.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6,176.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Series High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023

Fidelity® Series High Income Fund	-%- D
Actual		$ 1,000	$ 1,050.50	$- E
Hypothetical- B		$ 1,000	$ 1,024.79	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $76,803,551 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.924270.112
FSH-ANN-0623
Fidelity® Capital & Income Fund

Annual Report
April 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	2.09%	5.37%	5.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Mark Notkin and Brian Chang:
For the fiscal year, the fund gained 2.09%, outperforming the 1.03% result of the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds rose 2.67% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in banking. Security selection and an underweight in media and security picks in energy also helped. The biggest individual relative contributor was an underweight position in Bausch Health (-21%). The company was not held at period end. Also helping was an overweight in TransDigm Group, which gained about 9%. TransDigm was among our largest holdings. It also helped to underweight Dish Network (-17%). Conversely, the biggest detractor from performance versus the benchmark was an overweight in banking. The largest individual relative detractor was an overweight position in Caesars Entertainment (-9%), which was among the fund's biggest holdings at period end. Also hindering performance was an outsized stake in JBS, which returned roughly -19%. It also hurt to overweight Ally Financial (-5%), which was among the largest holdings in the fund. Lastly, the fund's position in cash detracted from relative performance. Notable changes in positioning include increased exposure to the capital goods and leisure industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
CCO Holdings LLC/CCO Holdings Capital Corp.	2.9
TransDigm, Inc.	2.5
Bank of America Corp.	1.9
Ally Financial, Inc.	1.7
Tenet Healthcare Corp.	1.7
JPMorgan Chase & Co.	1.7
Caesars Entertainment, Inc.	1.6
Altice France SA	1.5
Citigroup, Inc.	1.3
Community Health Systems, Inc.	1.1
17.9

Market Sectors (% of Fund's net assets)

Energy	11.7
Banks & Thrifts	11.5
Technology	8.4
Healthcare	5.8
Telecommunications	5.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 66.7%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 0.5%
Diversified Financial Services - 0.1%
New Cotai LLC 5% 2/24/27 (b)	4,032	9,414
Energy - 0.4%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	2,495	16,764
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	4,306	28,931
		45,695
TOTAL CONVERTIBLE BONDS		55,109
Nonconvertible Bonds - 66.2%
Aerospace - 3.6%
ATI, Inc.:
4.875% 10/1/29	6,080	5,605
5.125% 10/1/31	5,395	4,855
Bombardier, Inc.:
6% 2/15/28 (d)	6,075	5,762
7.125% 6/15/26 (d)	12,110	12,072
7.875% 4/15/27 (d)	26,370	26,312
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)	11,215	9,903
Moog, Inc. 4.25% 12/15/27 (d)	3,455	3,248
Rolls-Royce PLC 5.75% 10/15/27 (d)	10,870	10,849
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)	10,420	10,352
TransDigm UK Holdings PLC 6.875% 5/15/26	35,725	35,942
TransDigm, Inc.:
4.625% 1/15/29	38,080	34,462
4.875% 5/1/29	25,000	22,658
5.5% 11/15/27	124,228	119,259
6.25% 3/15/26 (d)	17,925	18,010
6.375% 6/15/26	61,985	61,901
6.75% 8/15/28 (d)	6,425	6,525
7.5% 3/15/27	18,012	18,102
Triumph Group, Inc. 9% 3/15/28 (d)	8,905	9,027
		414,844
Air Transportation - 1.8%
Air Canada 3.875% 8/15/26 (d)	9,105	8,428
Allegiant Travel Co. 7.25% 8/15/27 (d)	8,870	8,760
American Airlines, Inc. 7.25% 2/15/28 (d)	8,910	8,666
Delta Air Lines, Inc. 7% 5/1/25 (d)	2,708	2,794
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (d)	29,600	29,028
4.75% 10/20/28 (d)	39,880	38,657
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)	22,205	20,687
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)	29,351	29,304
Rand Parent LLC 8.5% 2/15/30 (d)	5,940	5,381
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25 (d)	7,779	7,852
8% 9/20/25 (d)	2,960	2,989
United Airlines, Inc.:
4.375% 4/15/26 (d)	30,025	28,674
4.625% 4/15/29 (d)	18,025	16,313
		207,533
Automotive & Auto Parts - 1.9%
Adient Global Holdings Ltd. 7% 4/15/28 (d)	5,935	6,086
Allison Transmission, Inc. 5.875% 6/1/29 (d)	7,960	7,839
Arko Corp. 5.125% 11/15/29 (d)	9,105	7,378
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (d)(e)	5,935	5,958
Dana, Inc.:
4.25% 9/1/30	8,870	7,185
4.5% 2/15/32	9,135	7,306
Exide Technologies:
11% 10/31/24 pay-in-kind (b)(d)(f)(g)	1,760	0
11% 10/31/24 pay-in-kind (b)(d)(f)(g)	891	401
Ford Motor Co. 3.25% 2/12/32	27,810	21,497
Ford Motor Credit Co. LLC:
3.375% 11/13/25	19,245	17,872
4% 11/13/30	42,253	36,231
5.113% 5/3/29	10,330	9,625
6.8% 5/12/28	11,000	11,011
7.35% 11/4/27	23,710	24,381
McLaren Finance PLC 7.5% 8/1/26 (d)	8,290	6,765
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)	14,525	13,124
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)	5,530	3,609
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.9311% 10/15/26 (d)(g)(h)	30,350	29,863
		216,131
Banks & Thrifts - 1.9%
Ally Financial, Inc.:
8% 11/1/31	20,638	21,835
8% 11/1/31	151,039	159,318
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)	27,225	25,338
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	8,740	7,821
		214,312
Broadcasting - 1.2%
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (d)	12,070	8,932
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)(f)	46,565	3,143
DISH Network Corp. 11.75% 11/15/27 (d)	29,655	28,013
Gray Escrow II, Inc. 5.375% 11/15/31 (d)	17,790	11,404
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)	8,990	6,549
Nexstar Media, Inc.:
4.75% 11/1/28 (d)	13,320	11,707
5.625% 7/15/27 (d)	12,730	11,956
Scripps Escrow II, Inc. 3.875% 1/15/29 (d)	2,820	2,192
Sirius XM Radio, Inc.:
3.875% 9/1/31 (d)	12,130	9,166
4% 7/15/28 (d)	10,140	8,562
5% 8/1/27 (d)	8,280	7,616
Townsquare Media, Inc. 6.875% 2/1/26 (d)	5,645	5,263
Univision Communications, Inc.:
4.5% 5/1/29 (d)	12,060	10,394
7.375% 6/30/30 (d)	17,095	16,403
		141,300
Building Materials - 0.5%
Advanced Drain Systems, Inc.:
5% 9/30/27 (d)	2,325	2,223
6.375% 6/15/30 (d)	6,050	5,985
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (d)	6,555	6,162
CP Atlas Buyer, Inc. 7% 12/1/28 (d)	5,480	4,118
James Hardie International Finance Ltd. 5% 1/15/28 (d)	4,136	3,897
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)	4,125	3,465
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (d)	9,050	7,919
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	11,605	10,220
6.125% 7/1/29 (d)	4,870	4,017
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (d)	10,525	10,001
		58,007
Cable/Satellite TV - 4.5%
Block Communications, Inc. 4.875% 3/1/28 (d)	7,830	6,741
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	16,515	13,526
4.5% 8/15/30 (d)	21,660	18,188
4.5% 5/1/32	46,575	37,287
4.75% 3/1/30 (d)	63,365	54,519
4.75% 2/1/32 (d)	26,255	21,726
5% 2/1/28 (d)	91,490	84,591
5.125% 5/1/27 (d)	69,885	65,941
5.375% 6/1/29 (d)	18,080	16,581
5.5% 5/1/26 (d)	8,759	8,599
6.375% 9/1/29 (d)	11,825	11,238
CSC Holdings LLC:
3.375% 2/15/31 (d)	14,140	9,717
4.5% 11/15/31 (d)	33,390	23,391
5.375% 2/1/28 (d)	28,895	23,700
6.5% 2/1/29 (d)	42,885	35,809
11.25% 5/15/28 (d)	5,935	5,915
DISH DBS Corp. 5.75% 12/1/28 (d)	15,220	10,820
Dolya Holdco 18 DAC 5% 7/15/28 (d)	6,600	5,917
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (d)	17,280	13,448
VZ Secured Financing BV 5% 1/15/32 (d)	24,310	20,295
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)	6,000	4,876
6% 1/15/27 (d)	11,435	10,848
Ziggo BV 4.875% 1/15/30 (d)	7,990	6,872
		510,545
Capital Goods - 0.2%
ATS Corp. 4.125% 12/15/28 (d)	7,895	7,069
Chart Industries, Inc. 7.5% 1/1/30 (d)	15,680	16,150
		23,219
Chemicals - 1.7%
Compass Minerals International, Inc. 6.75% 12/1/27 (d)	24,600	23,590
Gpd Companies, Inc. 10.125% 4/1/26 (d)	14,980	13,700
Ingevity Corp. 3.875% 11/1/28 (d)	11,105	9,745
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (d)	3,835	3,549
LSB Industries, Inc. 6.25% 10/15/28 (d)	21,105	18,574
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)	12,145	10,361
7.125% 10/1/27 (d)	5,915	5,638
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)	7,820	7,041
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	14,015	12,906
The Chemours Co. LLC:
4.625% 11/15/29 (d)	2,970	2,446
5.375% 5/15/27	32,330	30,046
5.75% 11/15/28 (d)	17,955	15,958
Tronox, Inc. 4.625% 3/15/29 (d)	13,295	11,036
W.R. Grace Holding LLC:
5.625% 8/15/29 (d)	28,310	24,420
7.375% 3/1/31 (d)	5,940	5,949
		194,959
Consumer Products - 0.9%
Angi Group LLC 3.875% 8/15/28 (d)	5,530	4,328
Foundation Building Materials, Inc. 6% 3/1/29 (d)	5,845	4,670
Gannett Holdings LLC 6% 11/1/26 (d)	8,785	7,423
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29 (d)	8,760	8,223
Millennium Escrow Corp. 6.625% 8/1/26 (d)	12,120	8,198
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (d)	10,160	9,603
7.75% 2/15/29 (d)	8,880	8,757
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)	8,380	6,872
Tempur Sealy International, Inc.:
3.875% 10/15/31 (d)	15,965	13,236
4% 4/15/29 (d)	15,925	13,930
The Scotts Miracle-Gro Co. 4% 4/1/31	11,945	9,652
TKC Holdings, Inc. 6.875% 5/15/28 (d)	13,375	11,887
		106,779
Containers - 0.7%
BWAY Holding Co. 7.875% 8/15/26 (d)	11,865	12,035
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,093
7.5% 12/15/96	12,871	15,059
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)	6,000	5,221
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	7,880	7,023
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)	4,230	3,516
LABL, Inc. 5.875% 11/1/28 (d)	14,730	13,588
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (d)	5,935	6,022
Trident Holdings, Inc. 12.75% 12/31/28 (d)	5,870	6,011
Trivium Packaging Finance BV 5.5% 8/15/26 (d)	6,930	6,728
		80,296
Diversified Financial Services - 2.3%
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)	15,505	13,451
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)	6,915	6,172
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	8,805	5,319
3.625% 10/1/31 (d)	9,110	5,091
Compass Group Diversified Holdings LLC:
5% 1/15/32 (d)	6,090	4,944
5.25% 4/15/29 (d)	17,730	15,959
Hightower Holding LLC 6.75% 4/15/29 (d)	5,945	5,159
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	11,165	9,805
5.25% 5/15/27	41,665	39,217
6.25% 5/15/26	24,085	23,742
6.375% 12/15/25	28,275	28,035
LPL Holdings, Inc. 4% 3/15/29 (d)	17,730	15,925
MSCI, Inc.:
3.25% 8/15/33 (d)	9,110	7,402
4% 11/15/29 (d)	6,385	5,753
OneMain Finance Corp.:
4% 9/15/30	5,610	4,237
5.375% 11/15/29	9,400	7,908
6.625% 1/15/28	7,305	6,775
6.875% 3/15/25	19,480	19,057
7.125% 3/15/26	38,380	37,401
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)	3,750	3,526
		264,878
Diversified Media - 0.1%
Cmg Media Corp. 8.875% 12/15/27 (d)	11,760	9,118
Energy - 8.5%
Altus Midstream LP 5.875% 6/15/30 (d)	9,060	8,679
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (d)	9,060	8,484
5.75% 1/15/28 (d)	17,645	17,092
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	7,820	7,136
Centennial Resource Production LLC 5.875% 7/1/29 (d)	8,645	8,148
CGG SA 8.75% 4/1/27 (d)	11,985	10,310
Cheniere Energy Partners LP:
3.25% 1/31/32	9,110	7,589
4% 3/1/31	31,040	27,763
Chesapeake Energy Corp.:
5.875% 2/1/29 (d)	5,840	5,585
6.75% 4/15/29 (d)	8,995	8,904
7% 10/1/24 (b)(f)	6,915	0
8% 1/15/25 (b)(f)	3,385	0
8% 6/15/27 (b)(f)	2,132	0
Citgo Holding, Inc. 9.25% 8/1/24 (d)	27,185	27,382
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)	8,760	8,532
7% 6/15/25 (d)	22,045	21,935
CNX Midstream Partners LP 4.75% 4/15/30 (d)	6,435	5,388
CNX Resources Corp.:
6% 1/15/29 (d)	5,345	4,944
7.375% 1/15/31 (d)	5,930	5,721
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	32,085	27,544
6.75% 3/1/29 (d)	20,060	18,162
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	18,015	17,288
5.75% 4/1/25	4,790	4,718
6% 2/1/29 (d)	25,785	24,302
7.375% 2/1/31 (d)	5,000	5,000
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)	5,055	4,776
CVR Energy, Inc.:
5.25% 2/15/25 (d)	16,990	16,427
5.75% 2/15/28 (d)	22,655	20,245
DCP Midstream Operating LP 5.85% 5/21/43 (d)(g)	18,335	18,324
Delek Logistics Partners LP 7.125% 6/1/28 (d)	17,655	16,081
DT Midstream, Inc.:
4.125% 6/15/29 (d)	9,070	8,038
4.375% 6/15/31 (d)	9,070	7,886
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	21,251	21,145
Energy Transfer LP 5.5% 6/1/27	16,735	16,711
EnLink Midstream LLC 6.5% 9/1/30 (d)	17,745	17,925
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	9,875	8,780
5.125% 6/15/28 (d)	11,235	10,672
5.5% 10/15/30 (d)	6,060	5,640
5.625% 2/15/26 (d)	15,535	15,292
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)	12,280	11,761
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (d)	7,615	7,099
6.375% 4/15/27 (d)	6,050	5,959
MEG Energy Corp. 7.125% 2/1/27 (d)	11,335	11,618
Mesquite Energy, Inc. 7.25% 12/31/49 (b)(d)(f)	21,977	0
Nabors Industries Ltd.:
7.25% 1/15/26 (d)	11,260	10,613
7.5% 1/15/28 (d)	9,715	8,840
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	23,915	22,022
6.75% 9/15/25 (d)	15,106	14,386
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	11,090	10,633
Noble Finance II LLC 8% 4/15/30 (d)	5,935	6,078
NuStar Logistics LP 6% 6/1/26	12,025	11,833
Occidental Petroleum Corp.:
3.5% 8/15/29	14,690	13,331
5.875% 9/1/25	11,055	11,174
6.2% 3/15/40	5,785	5,938
6.375% 9/1/28	18,145	18,924
6.45% 9/15/36	19,110	20,280
6.625% 9/1/30	22,115	23,608
7.2% 3/15/29	3,964	4,189
7.5% 5/1/31	1,100	1,227
8.875% 7/15/30	12,405	14,576
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	27,530	25,323
7.25% 6/15/25	22,875	22,789
PDC Energy, Inc. 6.125% 9/15/24	1,777	1,764
SM Energy Co.:
5.625% 6/1/25	6,330	6,184
6.625% 1/15/27	21,320	20,574
6.75% 9/15/26	4,550	4,482
Southern Natural Gas Co. LLC:
7.35% 2/15/31	23,497	25,327
8% 3/1/32	12,475	14,543
Southwestern Energy Co.:
5.375% 3/15/30	12,145	11,303
5.7% 1/23/25 (i)	244	243
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (d)	12,070	10,569
Summit Midstream Holdings LLC:
5.75% 4/15/25	5,390	4,487
8.5% (d)(j)	9,110	8,746
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	10,170	9,162
4.5% 4/30/30	12,185	10,875
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)	595	550
6% 3/1/27 (d)	5,935	5,726
6% 9/1/31 (d)	11,485	10,169
7.5% 10/1/25 (d)	8,350	8,414
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	10,360	9,763
Teine Energy Ltd. 6.875% 4/15/29 (d)	8,990	8,211
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,233
Transocean Titan Finance Ltd. 8.375% 2/1/28 (d)	12,289	12,525
Transocean, Inc. 8.75% 2/15/30 (d)	23,635	23,847
Unit Corp. 0% 12/1/29 (b)	2,202	0
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	7,585	6,813
4.125% 8/15/31 (d)	7,585	6,719
		977,978
Environmental - 0.7%
Clean Harbors, Inc. 6.375% 2/1/31 (d)	4,960	5,060
Covanta Holding Corp.:
4.875% 12/1/29 (d)	18,165	16,167
5% 9/1/30	11,060	9,781
Darling Ingredients, Inc. 6% 6/15/30 (d)	13,885	13,736
GFL Environmental, Inc.:
4% 8/1/28 (d)	9,105	8,310
4.75% 6/15/29 (d)	12,095	11,257
Madison IAQ LLC:
4.125% 6/30/28 (d)	11,390	10,020
5.875% 6/30/29 (d)	9,085	7,112
		81,443
Food & Drug Retail - 1.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)	36,160	32,038
4.625% 1/15/27 (d)	25,300	24,457
4.875% 2/15/30 (d)	44,700	41,683
BellRing Brands, Inc. 7% 3/15/30 (d)	14,740	15,101
Murphy Oil U.S.A., Inc.:
3.75% 2/15/31 (d)	5,300	4,534
4.75% 9/15/29	6,860	6,363
5.625% 5/1/27	6,030	5,940
Parkland Corp.:
4.5% 10/1/29 (d)	8,995	7,882
4.625% 5/1/30 (d)	12,175	10,593
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)	11,130	10,546
		159,137
Food/Beverage/Tobacco - 1.5%
C&S Group Enterprises LLC 5% 12/15/28 (d)	8,615	6,801
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)	6,285	5,767
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)	7,777	7,777
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)	12,150	11,127
4.375% 1/31/32 (d)	6,075	5,542
Performance Food Group, Inc.:
4.25% 8/1/29 (d)	8,495	7,733
5.5% 10/15/27 (d)	8,855	8,679
Pilgrim's Pride Corp. 4.25% 4/15/31	21,020	18,283
Post Holdings, Inc.:
4.5% 9/15/31 (d)	47,500	41,566
4.625% 4/15/30 (d)	15,630	14,117
5.5% 12/15/29 (d)	21,040	20,012
Simmons Foods, Inc. 4.625% 3/1/29 (d)	8,340	6,891
TreeHouse Foods, Inc. 4% 9/1/28	3,695	3,270
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	6,360	5,342
U.S. Foods, Inc. 4.625% 6/1/30 (d)	7,520	6,877
United Natural Foods, Inc. 6.75% 10/15/28 (d)	7,750	7,356
		177,140
Gaming - 3.0%
Affinity Gaming LLC 6.875% 12/15/27 (d)	4,295	3,863
Boyd Gaming Corp. 4.75% 6/15/31 (d)	15,120	13,844
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)	18,245	16,006
6.25% 7/1/25 (d)	41,240	41,290
7% 2/15/30 (d)	17,800	17,959
8.125% 7/1/27 (d)	54,990	56,104
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	13,750	13,863
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)	6,040	5,824
Churchill Downs, Inc. 6.75% 5/1/31 (d)	8,905	8,963
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (d)	25,865	22,647
6.75% 1/15/30 (d)	34,295	27,782
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	8,585	7,469
Melco Resorts Finance Ltd.:
5.25% 4/26/26 (d)	8,910	8,265
5.75% 7/21/28 (d)	4,420	3,834
MGM Resorts International 4.75% 10/15/28	11,125	10,401
Premier Entertainment Sub LLC:
5.625% 9/1/29 (d)	27,640	20,047
5.875% 9/1/31 (d)	11,145	7,885
Station Casinos LLC 4.625% 12/1/31 (d)	9,135	7,822
Studio City Finance Ltd. 5% 1/15/29 (d)	5,700	4,466
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29 (d)	11,195	10,060
4.25% 12/1/26 (d)	21,450	20,440
4.625% 12/1/29 (d)	12,240	11,369
		340,203
Healthcare - 4.8%
180 Medical, Inc. 3.875% 10/15/29 (d)	6,495	5,784
Avantor Funding, Inc. 3.875% 11/1/29 (d)	6,075	5,351
Cano Health, Inc. 6.25% 10/1/28 (d)	4,050	2,168
Centene Corp. 4.25% 12/15/27	11,560	11,047
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	10,515	9,226
4% 3/15/31 (d)	12,085	10,529
4.25% 5/1/28 (d)	3,400	3,095
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	21,790	17,579
5.25% 5/15/30 (d)	18,245	15,207
5.625% 3/15/27 (d)	7,180	6,625
6% 1/15/29 (d)	8,490	7,524
6.125% 4/1/30 (d)	21,795	15,512
8% 3/15/26 (d)	61,410	60,854
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	4,180	3,366
4.625% 6/1/30 (d)	31,515	27,452
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	6,075	4,844
HealthEquity, Inc. 4.5% 10/1/29 (d)	6,410	5,732
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (d)	12,050	12,381
IQVIA, Inc. 5% 5/15/27 (d)	12,070	11,776
Jazz Securities DAC 4.375% 1/15/29 (d)	12,305	11,309
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	7,010	5,654
Modivcare, Inc. 5.875% 11/15/25 (d)	8,105	7,744
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)	10,465	9,232
3.875% 5/15/32 (d)	12,160	10,421
4.375% 6/15/28 (d)	7,525	7,053
Option Care Health, Inc. 4.375% 10/31/29 (d)	6,680	6,006
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	21,010	19,329
5.125% 4/30/31 (d)	18,260	16,270
Owens & Minor, Inc. 4.5% 3/31/29 (d)	8,310	6,665
Radiology Partners, Inc. 9.25% 2/1/28 (d)	16,885	7,472
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	10,405	7,298
Tenet Healthcare Corp.:
4.25% 6/1/29	17,640	16,184
4.375% 1/15/30	43,755	40,204
4.625% 7/15/24	2,495	2,474
4.875% 1/1/26	30,115	29,659
5.125% 11/1/27	18,070	17,533
6.125% 10/1/28	11,010	10,682
6.125% 6/15/30 (d)	24,015	23,754
6.25% 2/1/27	35,815	35,637
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27	6,085	5,699
5.125% 5/9/29	6,085	5,660
7.875% 9/15/29	5,935	6,229
		544,220
Homebuilders/Real Estate - 2.1%
Arcosa, Inc. 4.375% 4/15/29 (d)	8,410	7,661
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (d)	8,940	7,408
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)	7,775	6,065
Century Communities, Inc. 3.875% 8/15/29 (d)	9,110	7,967
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	11,190	7,665
4.625% 8/1/29	18,080	13,687
5% 10/15/27	38,043	31,703
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	18,675	13,843
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29	8,020	7,141
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)	10,725	10,057
5.625% 3/1/24 (d)	1,312	1,306
5.875% 6/15/27 (d)	9,260	9,233
TopBuild Corp. 3.625% 3/15/29 (d)	5,910	5,096
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	16,130	16,090
TRI Pointe Homes, Inc. 5.7% 6/15/28	14,380	14,110
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	31,410	24,977
6.5% 2/15/29 (d)	39,880	24,075
10.5% 2/15/28 (d)	23,750	22,726
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)	5,045	4,380
		235,190
Hotels - 0.4%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (d)	17,635	18,959
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (d)	5,595	5,043
4% 5/1/31 (d)	8,395	7,425
4.875% 1/15/30	6,900	6,551
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	8,435	8,321
		46,299
Insurance - 1.2%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (d)	9,105	7,531
7% 11/15/25 (d)	34,880	33,309
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)	11,125	10,185
5.875% 11/1/29 (d)	9,115	7,863
6.75% 10/15/27 (d)	16,680	15,571
6.75% 4/15/28 (d)	11,880	11,865
AmWINS Group, Inc. 4.875% 6/30/29 (d)	8,805	7,990
AssuredPartners, Inc.:
5.625% 1/15/29 (d)	6,550	5,671
7% 8/15/25 (d)	4,865	4,816
HUB International Ltd.:
5.625% 12/1/29 (d)	13,275	11,815
7% 5/1/26 (d)	11,770	11,718
MGIC Investment Corp. 5.25% 8/15/28	7,710	7,368
		135,702
Leisure - 2.3%
Boyne U.S.A., Inc. 4.75% 5/15/29 (d)	6,360	5,761
Carnival Corp.:
4% 8/1/28 (d)	29,990	25,999
7.625% 3/1/26 (d)	19,665	17,935
9.875% 8/1/27 (d)	16,600	17,019
10.5% 2/1/26 (d)	11,990	12,516
Merlin Entertainments PLC 5.75% 6/15/26 (d)	7,725	7,339
NCL Corp. Ltd. 5.875% 2/15/27 (d)	12,100	11,411
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (d)	9,125	8,101
7.25% 1/15/30 (d)	5,940	5,957
8.25% 1/15/29 (d)	32,435	34,153
9.25% 1/15/29 (d)	34,425	36,730
11.5% 6/1/25 (d)	23,674	25,094
11.625% 8/15/27 (d)	11,825	12,554
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)	12,145	10,931
Vail Resorts, Inc. 6.25% 5/15/25 (d)	6,250	6,297
Viking Cruises Ltd. 13% 5/15/25 (d)	9,250	9,736
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	4,965	4,196
Voc Escrow Ltd. 5% 2/15/28 (d)	10,755	9,564
		261,293
Metals/Mining - 1.9%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (d)	15,485	14,062
6.125% 5/15/28 (d)	3,565	3,555
Arconic Corp.:
6% 5/15/25 (d)	6,630	6,592
6.125% 2/15/28 (d)	16,695	16,477
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)	23,720	21,489
4.875% 3/1/31 (d)	11,440	10,046
5.875% 6/1/27	18,030	17,701
6.75% 4/15/30 (d)	3,000	2,916
Eldorado Gold Corp. 6.25% 9/1/29 (d)	13,719	12,759
ERO Copper Corp. 6.5% 2/15/30 (d)	9,085	8,069
First Quantum Minerals Ltd.:
6.875% 3/1/26 (d)	28,325	27,688
7.5% 4/1/25 (d)	20,585	20,479
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)	8,990	7,809
4.5% 9/15/27 (d)	9,015	8,566
5.125% 5/15/24 (d)	9,780	9,739
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	7,020	6,537
Mineral Resources Ltd.:
8% 11/1/27 (d)	6,040	6,151
8.125% 5/1/27 (d)	18,015	18,168
8.5% 5/1/30 (d)	4,475	4,553
Murray Energy Corp.:
11.25% 12/31/49 (b)(d)(f)	8,915	0
12% 4/15/24 pay-in-kind (b)(d)(f)(g)	10,343	0
		223,356
Paper - 0.9%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)	5,915	5,179
4% 9/1/29 (d)	11,830	9,596
6% 6/15/27 (d)	6,045	6,014
Cascades, Inc.:
5.125% 1/15/26 (d)	5,600	5,321
5.375% 1/15/28 (d)	5,600	5,313
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)	7,185	7,052
8.75% 4/15/30 (d)	39,890	36,711
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	11,230	9,574
Glatfelter Corp. 4.75% 11/15/29 (d)	9,105	6,482
Mercer International, Inc. 5.125% 2/1/29	15,060	12,576
		103,818
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (d)	15,860	15,694
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	12,115	11,363
4% 10/15/30 (d)	39,005	34,051
4.375% 1/15/28 (d)	10,600	9,909
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (d)	5,565	5,020
Garden SpinCo Corp. 8.625% 7/20/30 (d)	5,205	5,595
Papa John's International, Inc. 3.875% 9/15/29 (d)	5,560	4,804
Yum! Brands, Inc. 4.625% 1/31/32	11,975	11,182
		81,924
Services - 3.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	9,010	8,560
AECOM 5.125% 3/15/27	11,885	11,642
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)	8,730	6,844
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)	21,690	18,841
4.625% 6/1/28 (d)	14,365	12,505
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)	10,240	9,383
4% 7/1/29 (d)	5,920	5,367
CoreCivic, Inc. 8.25% 4/15/26	32,260	32,589
Fair Isaac Corp. 4% 6/15/28 (d)	2,910	2,711
Gartner, Inc.:
3.625% 6/15/29 (d)	8,610	7,622
3.75% 10/1/30 (d)	11,495	10,038
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	8,765	8,553
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)	16,800	14,558
Hertz Corp.:
4.625% 12/1/26 (d)	5,180	4,665
5% 12/1/29 (d)	10,055	8,226
5.5% 10/15/24 (b)(d)(f)	10,890	245
6% 1/15/28 (b)(d)(f)	10,285	604
6.25% 12/31/49 (b)(f)	11,875	15
7.125% 8/1/26 (b)(d)(f)	10,285	823
Iron Mountain, Inc.:
4.5% 2/15/31 (d)	22,025	19,150
4.875% 9/15/29 (d)	24,110	21,990
KAR Auction Services, Inc. 5.125% 6/1/25 (d)	10,355	10,267
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	35,575	33,485
Service Corp. International 4% 5/15/31	12,070	10,637
Sotheby's 7.375% 10/15/27 (d)	4,960	4,650
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (d)	9,045	7,446
The Brink's Co. 4.625% 10/15/27 (d)	12,180	11,513
The GEO Group, Inc.:
9.5% 12/31/28 (d)	9,655	9,416
10.5% 6/30/28	24,580	24,857
TriNet Group, Inc. 3.5% 3/1/29 (d)	8,865	7,752
Uber Technologies, Inc.:
4.5% 8/15/29 (d)	27,335	25,137
6.25% 1/15/28 (d)	9,175	9,258
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	9,760	9,150
		368,499
Steel - 0.2%
Algoma Steel SCA 0% 12/31/23 (b)	1,982	0
Commercial Metals Co. 3.875% 2/15/31	6,135	5,376
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)	10,705	10,197
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	4,375	3,968
		19,541
Super Retail - 0.9%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	3,534	3,210
4.625% 11/15/29 (d)	10,005	8,905
4.75% 3/1/30	3,523	3,127
5% 2/15/32 (d)	10,800	9,306
Bath & Body Works, Inc.:
6.625% 10/1/30 (d)	5,555	5,333
6.75% 7/1/36	12,766	11,362
7.5% 6/15/29	8,335	8,484
Carvana Co.:
4.875% 9/1/29 (d)	23,329	9,401
5.875% 10/1/28 (d)	1,438	597
EG Global Finance PLC 8.5% 10/30/25 (d)	16,085	15,257
LBM Acquisition LLC 6.25% 1/15/29 (d)	11,860	9,445
Macy's Retail Holdings LLC:
5.875% 3/15/30 (d)	6,235	5,536
6.125% 3/15/32 (d)	6,015	5,265
Michaels Companies, Inc. 5.25% 5/1/28 (d)	14,150	11,657
		106,885
Technology - 3.7%
Acuris Finance U.S. 5% 5/1/28 (d)	9,045	7,175
Alteryx, Inc. 8.75% 3/15/28 (d)	5,935	5,770
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	11,390	10,279
Block, Inc. 3.5% 6/1/31	12,070	9,833
CA Magnum Holdings 5.375% 10/31/26 (d)	4,870	4,270
Camelot Finance SA 4.5% 11/1/26 (d)	10,590	10,023
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (d)	9,005	8,916
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	10,695	9,623
4.875% 7/1/29 (d)	10,115	9,109
Cloud Software Group, Inc.:
6.5% 3/31/29 (d)	17,795	16,026
9% 9/30/29 (d)	8,900	7,648
Coherent Corp. 5% 12/15/29 (d)	9,495	8,547
Crowdstrike Holdings, Inc. 3% 2/15/29	8,870	7,716
Elastic NV 4.125% 7/15/29 (d)	17,090	14,786
Gen Digital, Inc. 5% 4/15/25 (d)	10,050	9,934
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (d)	11,810	10,231
5.25% 12/1/27 (d)	9,345	8,976
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	12,040	10,075
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (d)	9,100	7,972
MicroStrategy, Inc. 6.125% 6/15/28 (d)	23,020	20,805
NCR Corp.:
5% 10/1/28 (d)	5,530	4,823
5.125% 4/15/29 (d)	8,870	7,673
5.25% 10/1/30 (d)	5,530	4,650
5.75% 9/1/27 (d)	9,035	8,866
6.125% 9/1/29 (d)	9,035	8,856
onsemi 3.875% 9/1/28 (d)	11,065	9,959
Open Text Corp. 6.9% 12/1/27 (d)	10,610	10,959
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	5,690	4,859
4.125% 12/1/31 (d)	5,485	4,540
PTC, Inc.:
3.625% 2/15/25 (d)	6,650	6,413
4% 2/15/28 (d)	6,575	6,114
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)	6,425	1,525
Roblox Corp. 3.875% 5/1/30 (d)	9,120	7,699
Sensata Technologies BV 4% 4/15/29 (d)	11,970	10,818
Synaptics, Inc. 4% 6/15/29 (d)	7,015	5,928
TTM Technologies, Inc. 4% 3/1/29 (d)	8,870	7,600
Twilio, Inc.:
3.625% 3/15/29	9,995	8,533
3.875% 3/15/31	10,460	8,741
Uber Technologies, Inc.:
7.5% 9/15/27 (d)	35,255	36,365
8% 11/1/26 (d)	51,060	52,351
Unisys Corp. 6.875% 11/1/27 (d)	6,095	4,058
		419,044
Telecommunications - 4.8%
Altice Financing SA:
5% 1/15/28 (d)	14,560	11,789
5.75% 8/15/29 (d)	25,600	20,421
Altice France SA:
5.125% 7/15/29 (d)	79,325	58,645
5.5% 1/15/28 (d)	24,740	19,477
5.5% 10/15/29 (d)	106,150	79,464
8.125% 2/1/27 (d)	7,635	6,817
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	42,100	36,522
Cablevision Lightpath LLC 3.875% 9/15/27 (d)	5,500	4,591
Cogent Communications Group, Inc. 7% 6/15/27 (d)	6,050	5,990
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	19,575	17,189
5.875% 10/15/27 (d)	10,375	9,550
8.75% 5/15/30 (d)	6,045	5,979
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	25,303	23,350
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)	14,860	12,728
6.75% 10/15/27 (d)	10,157	9,648
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	24,590	13,753
3.75% 7/15/29 (d)	24,670	13,884
Millicom International Cellular SA 4.5% 4/27/31 (d)	1,725	1,327
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (d)	6,070	5,266
6% 2/15/28 (d)	4,490	3,345
Qwest Corp. 7.25% 9/15/25	1,480	1,313
Sable International Finance Ltd. 5.75% 9/7/27 (d)	18,690	17,358
SBA Communications Corp.:
3.125% 2/1/29	13,305	11,382
3.875% 2/15/27	17,015	15,870
Sprint Capital Corp. 8.75% 3/15/32	21,176	25,878
Sprint Corp. 7.625% 3/1/26	10,895	11,537
Uniti Group, Inc. 6% 1/15/30 (d)	15,190	8,961
Virgin Media Finance PLC 5% 7/15/30 (d)	21,860	18,421
VMED O2 UK Financing I PLC 4.75% 7/15/31 (d)	21,200	18,065
Windstream Escrow LLC 7.75% 8/15/28 (d)	61,245	50,443
Zayo Group Holdings, Inc. 4% 3/1/27 (d)	17,180	13,008
		551,971
Textiles/Apparel - 0.4%
Crocs, Inc.:
4.125% 8/15/31 (d)	6,075	5,130
4.25% 3/15/29 (d)	8,675	7,695
Foot Locker, Inc. 4% 10/1/29 (d)	6,070	5,135
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	5,320	4,521
Victoria's Secret & Co. 4.625% 7/15/29 (d)	22,560	18,246
		40,727
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (d)	9,095	7,276
Utilities - 2.1%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)	13,295	11,375
3.75% 1/15/32 (d)	6,075	5,096
4.75% 3/15/28 (d)	6,920	6,558
NRG Energy, Inc.:
3.375% 2/15/29 (d)	5,145	4,357
3.625% 2/15/31 (d)	10,215	8,269
3.875% 2/15/32 (d)	13,975	11,269
5.75% 1/15/28	9,000	8,775
6.625% 1/15/27	6,378	6,396
Pacific Gas & Electric Co.:
3.45% 7/1/25	2,868	2,738
3.75% 7/1/28	2,868	2,650
3.75% 8/15/42	10,400	7,394
3.95% 12/1/47	31,671	22,413
4% 12/1/46	18,952	13,451
4.25% 3/15/46	2,400	1,777
4.3% 3/15/45	5,995	4,484
PG&E Corp.:
5% 7/1/28	22,000	20,701
5.25% 7/1/30	8,330	7,677
Pike Corp. 5.5% 9/1/28 (d)	28,165	25,556
Vistra Operations Co. LLC:
4.375% 5/1/29 (d)	23,230	20,783
5% 7/31/27 (d)	22,585	21,463
5.5% 9/1/26 (d)	3,485	3,415
5.625% 2/15/27 (d)	28,195	27,499
		244,096
TOTAL NONCONVERTIBLE BONDS		7,583,357
TOTAL CORPORATE BONDS (Cost $8,369,411)		7,638,466

Common Stocks - 10.5%
	Shares	Value ($) (000s)
Air Transportation - 0.0%
Delta Air Lines, Inc. (k)	146,750	5,035
Automotive & Auto Parts - 0.0%
Exide Technologies (b)(k)	9,824	10
Exide Technologies (b)(k)	580,031	0
Exide Technologies (b)(k)	385	250
UC Holdings, Inc. (b)(k)	677,217	4,016
TOTAL AUTOMOTIVE & AUTO PARTS		4,276
Banks & Thrifts - 0.0%
Algoma Steel Group, Inc.	638,696	4,720
Broadcasting - 0.1%
iHeartMedia, Inc. (k)	104	0
Nexstar Broadcasting Group, Inc. Class A	66,132	11,471
TOTAL BROADCASTING		11,471
Building Materials - 0.1%
Builders FirstSource, Inc. (k)	90,400	8,567
WESCO International, Inc.	8,400	1,210
TOTAL BUILDING MATERIALS		9,777
Capital Goods - 0.2%
Regal Rexnord Corp.	141,300	18,392
Chemicals - 0.4%
CF Industries Holdings, Inc.	199,202	14,259
Olin Corp.	204,300	11,318
The Chemours Co. LLC	566,310	16,463
TOTAL CHEMICALS		42,040
Consumer Products - 0.3%
Reddy Ice Holdings, Inc. (b)(k)	199,717	11
Tapestry, Inc.	344,400	14,055
Tempur Sealy International, Inc.	680,118	25,484
TOTAL CONSUMER PRODUCTS		39,550
Containers - 0.4%
Berry Global Group, Inc.	124,455	7,195
Graphic Packaging Holding Co.	973,700	24,011
WestRock Co.	302,400	9,051
TOTAL CONTAINERS		40,257
Diversified Financial Services - 0.5%
Apollo Global Management, Inc.	157,000	9,952
MasterCard, Inc. Class A	35,400	13,453
OneMain Holdings, Inc.	769,000	29,507
Penson Worldwide, Inc. Class A (b)(k)	10,322,034	0
PJT Partners, Inc.	5,092	350
TOTAL DIVERSIFIED FINANCIAL SERVICES		53,262
Energy - 1.8%
Antero Resources Corp. (k)	306,925	7,056
California Resources Corp.	1,376,738	55,758
California Resources Corp. warrants 10/27/24 (k)	57,076	543
Canadian Natural Resources Ltd.	190,900	11,633
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (b)(k)	392	0
Series B warrants 10/1/25 (b)(k)	392	0
Cheniere Energy, Inc.	220,400	33,721
Chesapeake Energy Corp.	372,387	30,789
Chesapeake Energy Corp. (c)(k)	22,818	1,887
Civitas Resources, Inc.	60,298	4,164
Diamond Offshore Drilling, Inc. (k)	118,485	1,361
Diamondback Energy, Inc.	63,074	8,969
EP Energy Corp. (b)(k)	841,775	4,916
Forbes Energy Services Ltd. (b)(k)	193,218	0
Halliburton Co.	207,600	6,799
Jonah Energy Parent LLC (b)(k)	304,505	13,703
Mesquite Energy, Inc. (b)(k)	317,026	19,916
PureWest Energy (b)(k)	17,812	174
PureWest Energy rights (b)(k)	10,734	0
Superior Energy Services, Inc. Class A (b)(k)	110,370	7,502
Unit Corp.	37,978	1,633
TOTAL ENERGY		210,524
Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(k)	3,366,626	2,963
Environmental - 0.1%
Darling Ingredients, Inc. (k)	131,071	7,808
Food & Drug Retail - 0.2%
Southeastern Grocers, Inc. (b)(c)(k)	793,345	19,485
Food/Beverage/Tobacco - 0.2%
JBS SA	4,652,100	16,695
Gaming - 0.7%
Boyd Gaming Corp.	453,873	31,499
Caesars Entertainment, Inc. (k)	874,536	39,608
Studio City International Holdings Ltd.:
ADR (d)(k)	631,958	4,689
(NYSE) ADR (k)	695,700	5,162
TOTAL GAMING		80,958
Healthcare - 0.6%
Charles River Laboratories International, Inc. (k)	26,900	5,114
Encompass Health Corp.	34	2
Enhabit Home Health & Hospice	17	0
Humana, Inc.	21,400	11,352
IQVIA Holdings, Inc. (k)	151,200	28,460
Tenet Healthcare Corp. (k)	105,498	7,735
UnitedHealth Group, Inc.	42,700	21,012
TOTAL HEALTHCARE		73,675
Homebuilders/Real Estate - 0.1%
Arthur J. Gallagher & Co.	57,500	11,963
Metals/Mining - 0.2%
Elah Holdings, Inc. (k)	906	53
First Quantum Minerals Ltd.	626,700	15,227
Freeport-McMoRan, Inc.	245,900	9,322
TOTAL METALS/MINING		24,602
Services - 0.3%
ASGN, Inc. (k)	156,378	11,195
Penhall Acquisition Co.:
Class A (b)(k)	26,163	3,346
Class B (b)(k)	8,721	1,115
Visa, Inc. Class A	83,500	19,433
TOTAL SERVICES		35,089
Steel - 0.0%
Algoma Steel SCA (b)(k)	198,162	0
Super Retail - 0.7%
Arena Brands Holding Corp. Class B (b)(c)(k)	659,302	7,074
Booking Holdings, Inc. (k)	4,600	12,357
Dick's Sporting Goods, Inc.	145,600	21,113
Lowe's Companies, Inc.	122,100	25,376
Williams-Sonoma, Inc.	76,303	9,236
TOTAL SUPER RETAIL		75,156
Technology - 3.2%
Adobe, Inc. (k)	57,400	21,672
Advanced Micro Devices, Inc. (k)	144,600	12,923
Alphabet, Inc. Class A (k)	222,400	23,872
Arista Networks, Inc. (k)	80,200	12,845
ASML Holding NV (depository receipt)	21,300	13,565
CDW Corp.	120,100	20,368
Fiserv, Inc. (k)	169,000	20,638
Global Payments, Inc.	169,524	19,107
Marvell Technology, Inc.	410,200	16,195
Meta Platforms, Inc. Class A (k)	179,000	43,017
Microchip Technology, Inc.	343,131	25,045
Microsoft Corp.	151,400	46,519
NVIDIA Corp.	65,500	18,176
NXP Semiconductors NV	93,600	15,326
onsemi (k)	556,703	40,060
SS&C Technologies Holdings, Inc.	126,516	7,406
Synopsys, Inc. (k)	32,000	11,882
TOTAL TECHNOLOGY		368,616
Telecommunications - 0.1%
GTT Communications, Inc. (b)	85,487	1,056
Palo Alto Networks, Inc. (k)	65,700	11,988
TOTAL TELECOMMUNICATIONS		13,044
Textiles/Apparel - 0.0%
Victoria's Secret & Co. (k)	99,133	3,074
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (b)(c)(k)	598,287	0
Class A2 (b)(c)(k)	598,287	0
Class A3 (b)(c)(k)	598,287	0
Class A4 (b)(c)(k)	598,287	0
Class A5 (b)(c)(k)	598,287	0
Class A6 (b)(c)(k)	598,287	0
Class A7 (b)(c)(k)	598,287	0
Class A8 (b)(c)(k)	598,287	0
Class A9 (b)(c)(k)	598,287	0
TOTAL TRANSPORTATION EX AIR/RAIL		0
Utilities - 0.3%
PG&E Corp. (k)	2,097,796	35,893
Portland General Electric Co.	14,817	750
TOTAL UTILITIES		36,643
TOTAL COMMON STOCKS (Cost $932,171)		1,209,075

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($) (000s)
Automotive & Auto Parts - 0.0%
Exide Technologies (b)(k)	858	799
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (b)(c)(k)	287,159,690	3
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,049)		802

Bank Loan Obligations - 6.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Air Transportation - 0.4%
Air Canada Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.3694% 8/11/28 (g)(h)(l)	9,037	9,004
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 4/8/26 (g)(h)(l)	2,551	2,503
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 4/4/26 (g)(h)(l)	1,372	1,345
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.7985% 10/20/27 (g)(h)(l)	3,141	3,252
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.7704% 4/21/28 (g)(h)(l)	25,970	25,848
TOTAL AIR TRANSPORTATION		41,952
Automotive & Auto Parts - 0.2%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 4/20/30 (h)(l)(m)	2,645	2,641
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.52% 12/17/28 (g)(h)(l)	2,281	1,868
Wand NewCo 3, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.7746% 2/5/26 (g)(h)(l)	17,802	17,424
TOTAL AUTOMOTIVE & AUTO PARTS		21,933
Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.5967% 2/27/28 (g)(h)(l)	9,648	9,574
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.7755% 5/25/26 (g)(h)(l)	6,761	6,056
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.1483% 6/24/29 (g)(h)(l)	749	741
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2746% 1/31/29 (g)(h)(l)	7,425	7,295
TOTAL BROADCASTING		14,092
Building Materials - 0.4%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.4091% 5/17/28 (g)(h)(l)	23,590	18,641
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.3733% 2/25/29 (g)(h)(l)	22,584	20,495
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 6/4/28 (g)(h)(l)	6,391	6,087
TOTAL BUILDING MATERIALS		45,223
Capital Goods - 0.0%
Chart Industries, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.7395% 3/15/30 (g)(h)(l)	1,715	1,714
Chemicals - 0.2%
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2954% 8/29/29 (g)(h)(l)	552	554
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.2836% 10/4/29 (g)(h)(l)	17,995	17,215
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9375% 11/9/28 (g)(h)(l)	3,659	3,464
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9375% 9/22/28 (g)(h)(l)	2,750	2,749
TOTAL CHEMICALS		23,982
Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.7034% 12/22/26 (g)(h)(l)	19,948	19,424
Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.1293% 2/9/26 (g)(h)(l)	1,475	1,349
Energy - 0.0%
Forbes Energy Services LLC Tranche B, term loan 0% (b)(f)(g)(l)	1,810	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(f)(h)(l)	5,861	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(f)(h)(l)	2,528	0
TOTAL ENERGY		0
Environmental - 0.0%
Covanta Holding Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.4822% 11/30/28 (g)(h)(l)	2,192	2,179
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.4965% 11/30/28 (g)(h)(l)	166	165
Madison IAQ LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 8.3023% 6/21/28 (g)(h)(l)	2,977	2,860
TOTAL ENVIRONMENTAL		5,204
Food/Beverage/Tobacco - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.2483% 1/24/29 (g)(h)(l)	2,268	2,014
Gaming - 0.1%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.9822% 1/27/29 (g)(h)(l)	15,671	15,231
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.9812% 4/14/29 (g)(h)(l)	2,367	2,357
TOTAL GAMING		17,588
Healthcare - 0.4%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9983% 10/1/27 (g)(h)(l)	17,497	16,830
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5246% 5/5/28 (g)(h)(l)	6,196	6,186
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 8% 6/2/28 (g)(h)(l)	14,878	14,847
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.0903% 11/15/28 (g)(h)(l)	7,123	6,994
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.4099% 7/3/28 (g)(h)(l)	1,693	1,692
TOTAL HEALTHCARE		46,549
Homebuilders/Real Estate - 0.2%
Breakwater Energy Tranche B 1LN, term loan 11% 9/1/26 (b)(g)(l)	20,723	19,687
Hotels - 0.1%
Carnival Finance LLC Tranche B 1LN, term loan 6 month U.S. LIBOR + 3.250% 8.2746% 10/18/28 (g)(h)(l)	7,954	7,799
Insurance - 0.2%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.2746% 2/15/27 (g)(h)(l)	1,427	1,378
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.51% 11/12/27 (g)(h)(l)	13,317	13,190
HUB International Ltd. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8.51% 4/25/25 (g)(h)(l)	5,648	5,635
CME Term SOFR 1 Month Index + 4.000% 8.7279% 11/10/29 (g)(h)(l)	928	925
TOTAL INSURANCE		21,128
Leisure - 0.1%
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.2322% 1/15/30 (g)(h)(l)	3,445	3,448
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5822% 3/9/30 (g)(h)(l)	2,925	2,921
TOTAL LEISURE		6,369
Paper - 0.2%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.2572% 4/13/29 (g)(h)(l)	23,795	23,220
Services - 0.9%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.0822% 12/20/29 (g)(h)(l)	1,145	1,053
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5822% 12/21/28 (g)(h)(l)	5,389	5,306
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4067% 12/21/28 (g)(h)(l)	11,183	11,048
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/21/28 (h)(l)(n)	3,667	3,622
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (g)(h)(l)	15,190	13,158
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (g)(h)(l)	24,203	22,074
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 13.4091% 8/22/25 (g)(h)(l)	6,055	5,815
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (g)(h)(l)	15,680	13,971
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.5625% 12/10/26 (g)(h)(l)	6,256	6,240
Sotheby's Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 9.7603% 1/15/27 (g)(h)(l)	10,864	10,839
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.9857% 3/4/28 (g)(h)(l)	17,922	14,702
TOTAL SERVICES		107,828
Specialty Retailing - 0.0%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.296% 6/30/27 (g)(h)(l)	884	747
Super Retail - 0.3%
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 12/18/27 (g)(h)(l)	27,368	25,363
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 9.4091% 4/15/28 (g)(h)(l)	5,463	4,994
TOTAL SUPER RETAIL		30,357
Technology - 1.5%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.0483% 2/16/28 (g)(h)(l)	1,131	1,092
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.4643% 2/15/29 (g)(h)(l)	29,411	27,520
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (h)(l)(n)	3,613	3,381
Boxer Parent Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 10/2/25 (g)(h)(l)	31,516	31,107
Camelot Finance SA Tranche B, term loan 1 month U.S. LIBOR + 3.000% 8.0246% 10/31/26 (g)(h)(l)	938	937
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.7746% 3/31/28 (g)(h)(l)	1,995	1,945
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 9.4091% 8/19/28 (g)(h)(l)	11,516	11,444
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.4099% 7/3/28 (g)(h)(l)	6,797	6,792
MH Sub I LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 4/13/28 (h)(l)(m)	17,810	17,075
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.8322% 2/1/28 (g)(h)(l)	13,667	13,371
Polaris Newco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.1591% 6/2/28 (g)(h)(l)	6,673	6,176
Proofpoint, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 8.2746% 8/31/28 (g)(h)(l)	6,522	6,373
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0246% 4/22/28 (g)(h)(l)	5,940	5,762
STG-Fairway Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.7746% 1/31/27 (g)(h)(l)	3,110	3,097
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 8.2706% 5/3/26 (g)(h)(l)	28,040	27,269
2LN, term loan 3 month U.S. LIBOR + 5.250% 10.2706% 5/3/27 (g)(h)(l)	4,000	3,837
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 7.9034% 2/28/27 (g)(h)(l)	2,284	2,248
TOTAL TECHNOLOGY		169,426
Telecommunications - 0.3%
Aventiv Technologies LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 9.6591% 11/1/24 (g)(h)(l)	6,898	4,894
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.53% 12/12/26 (g)(h)(l)	8,779	8,724
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.8125% 5/1/28 (g)(h)(l)	5,071	4,833
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 13.9983% 6/30/28 (g)(h)(l)	3,354	1,744
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.0822% 12/30/27 (g)(h)(l)	4,206	3,449
Zayo Group Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0246% 3/9/27 (g)(h)(l)	7,821	6,337
TOTAL TELECOMMUNICATIONS		29,981
Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.0625% 6/23/25 (g)(h)(l)	26,749	26,663
TOTAL BANK LOAN OBLIGATIONS (Cost $728,393)		693,803

Preferred Securities - 7.7%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 6.7%
Ally Financial, Inc. 4.7% (g)(j)	7,055	5,026
Bank of America Corp.:
5.125% (g)(j)	36,030	35,263
5.2% (g)(j)	61,440	62,335
5.875% (g)(j)	102,630	93,650
6.25% (g)(j)	28,555	28,187
Citigroup, Inc.:
4.7% (g)(j)	15,285	13,578
5% (g)(j)	60,300	56,933
6.3% (g)(j)	5,610	5,455
9.0936% (g)(h)(j)	27,015	27,527
9.3407% (g)(h)(j)	51,015	50,875
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 2.870% 7.7333% (g)(h)(j)	70,565	69,484
4.4% (g)(j)	8,035	6,906
4.95% (g)(j)	13,335	12,614
Huntington Bancshares, Inc. 8.1403% (g)(j)	12,990	11,816
JPMorgan Chase & Co.:
4% (g)(j)	34,340	31,007
4.6% (g)(j)	23,365	21,935
5% (g)(j)	30,845	29,940
6% (g)(j)	69,385	69,784
6.125% (g)(j)	17,585	17,368
6.75% (g)(j)	8,330	8,458
Wells Fargo & Co.:
5.875% (g)(j)	50,420	50,437
5.9% (g)(j)	63,075	60,874
TOTAL BANKS & THRIFTS		769,452
Diversified Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (d)(j)	37	2
Energy - 1.0%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 8.8916% (g)(h)(j)	81,527	74,221
6.625% (g)(j)	30,505	23,726
7.125% (g)(j)	9,130	7,992
Summit Midstream Partners LP 3 month U.S. LIBOR + 7.430% 12.2963% (f)(g)(h)(j)	2,912	1,907
TOTAL ENERGY		107,846
TOTAL PREFERRED SECURITIES (Cost $923,430)		877,300

Other - 2.8%
	Shares	Value ($) (000s)
Other - 2.8%
Fidelity Private Credit Central Fund LLC (c)(p) (Cost $325,123)	32,689,107	324,274

Money Market Funds - 5.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.88% (o) (Cost $597,052)	596,979,246	597,099

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $11,886,629)	11,340,819
NET OTHER ASSETS (LIABILITIES) - 1.0%	117,042
NET ASSETS - 100.0%	11,457,861

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $401,381,000 or 3.5% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,641,077,000 or 49.2% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Non-income producing - Security is in default.
(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Security is perpetual in nature with no stated maturity date.
(k)	Non-income producing
(l)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(m)	The coupon rate will be determined upon settlement of the loan after period end.
(n)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $7,280,000 and $7,003,000, respectively.

(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	21,592

Chesapeake Energy Corp.	2/10/21	216

Fidelity Private Credit Central Fund LLC	12/09/21 - 4/28/23	325,131

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	2,496

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	4,307

New Cotai LLC/New Cotai Capital Corp.	9/11/20	16,677

Southeastern Grocers, Inc.	6/01/18	5,580

Tricer Holdco SCA	10/16/09 - 12/30/17	10,248

Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	1,655

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	1,558,265	1,694,962	2,656,128	21,134	-	-	597,099	1.5%
Fidelity Private Credit Central Fund LLC	105,967	251,972	32,722	23,036	5	(948)	324,274	53.3%
Fidelity Securities Lending Cash Central Fund 4.88%	36,678	192,938	229,616	16	-	-	-	0.0%
Total	1,700,910	2,139,872	2,918,466	44,186	5	(948)	921,373

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Private Credit Central Fund LLC as presented in the Schedule of Investments. Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	78,360	78,360	-	-
Consumer Discretionary	206,765	191,653	-	15,112
Consumer Staples	43,999	24,503	-	19,496
Energy	210,350	164,313	-	46,037
Financials	124,403	124,403	-	-
Health Care	73,675	73,675	-	-
Industrials	56,269	51,805	-	4,464
Information Technology	267,620	266,564	-	1,056
Materials	111,619	111,619	-	-
Utilities	36,817	36,643	-	174

Corporate Bonds	7,638,466	-	7,581,269	57,197

Bank Loan Obligations	693,803	-	674,116	19,687

Preferred Securities	877,300	-	877,300	-

Money Market Funds	597,099	597,099	-	-
Total Investments in Securities:	11,016,545	1,720,637	9,132,685	163,223

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$117,399
Net Realized Gain (Loss) on Investment Securities	5,165
Net Unrealized Gain (Loss) on Investment Securities	21,763
Cost of Purchases	23,626
Proceeds of Sales	(4,783)
Amortization/Accretion	53
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$163,223
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2023	$21,763

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,964,454)	$10,419,446
Fidelity Central Funds (cost $922,175)	921,373

Total Investment in Securities (cost $11,886,629)		$11,340,819
Cash		1,138
Receivable for investments sold		47,300
Receivable for fund shares sold		5,455
Dividends receivable		685
Interest receivable		135,490
Distributions receivable from Fidelity Central Funds		2,074
Prepaid expenses		5
Other receivables		431
Total assets		11,533,397
Liabilities
Payable for investments purchased
Regular delivery	$47,857
Delayed delivery	5,935
Payable for fund shares redeemed	8,801
Distributions payable	6,044
Accrued management fee	5,195
Other affiliated payables	1,163
Other payables and accrued expenses	541
Total Liabilities		75,536
Commitments and contingent liabilities (see Commitments note)
Net Assets		$11,457,861
Net Assets consist of:
Paid in capital		$12,018,554
Total accumulated earnings (loss)		(560,693)
Net Assets		$11,457,861
Net Asset Value , offering price and redemption price per share ($11,457,861 ÷ 1,234,868 shares)		$9.28

Statement of Operations
Amounts in thousands		Year ended April 30, 2023
Investment Income
Dividends		$94,673
Interest		537,413
Income from Fidelity Central Funds (including $16 from security lending)		44,186
Total Income		676,272
Expenses
Management fee	$63,413
Transfer agent fees	12,864
Accounting fees	1,441
Custodian fees and expenses	20
Independent trustees' fees and expenses	58
Registration fees	141
Audit	126
Legal	1,129
Miscellaneous	58
Total expenses before reductions	79,250
Expense reductions	(264)
Total expenses after reductions		78,986
Net Investment income (loss)		597,286
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	49,761
Fidelity Central Funds	5
Foreign currency transactions	(102)
Total net realized gain (loss)		49,664
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(471,976)
Fidelity Central Funds	(948)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(472,925)
Net gain (loss)		(423,261)
Net increase (decrease) in net assets resulting from operations		$174,025
Statement of Changes in Net Assets

Amount in thousands	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$597,286	$517,994
Net realized gain (loss)	49,664	935,331
Change in net unrealized appreciation (depreciation)	(472,925)	(1,879,441)
Net increase (decrease) in net assets resulting from operations	174,025	(426,116)
Distributions to shareholders	(1,316,424)	(986,974)
Share transactions
Proceeds from sales of shares	1,660,390	3,210,567
Reinvestment of distributions	1,172,169	888,209
Cost of shares redeemed	(3,309,299)	(4,283,042)
Net increase (decrease) in net assets resulting from share transactions	(476,740)	(184,266)
Total increase (decrease) in net assets	(1,619,139)	(1,597,356)

Net Assets
Beginning of period	13,077,000	14,674,356
End of period	$11,457,861	$13,077,000

Other Information
Shares
Sold	177,479	287,825
Issued in reinvestment of distributions	125,646	80,218
Redeemed	(353,587)	(388,533)
Net increase (decrease)	(50,462)	(20,490)

Financial Highlights
Fidelity® Capital & Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.17	$11.24	$8.92	$10.08	$10.12
Income from Investment Operations
Net investment income (loss) A,B	.480	.387	.386	.426	.432
Net realized and unrealized gain (loss)	(.308)	(.714)	2.442	(1.085)	.207
Total from investment operations	.172	(.327)	2.828	(.659)	.639
Distributions from net investment income	(.473)	(.390)	(.390)	(.425)	(.487)
Distributions from net realized gain	(.589)	(.353)	(.118)	(.076)	(.192)
Total distributions	(1.062)	(.743)	(.508)	(.501)	(.679)
Net asset value, end of period	$9.28	$10.17	$11.24	$8.92	$10.08
Total Return C	2.09%	(3.27)%	32.35%	(6.89)%	6.74%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.68%	.67%	.68%	.67%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.67%	.69%
Expenses net of all reductions	.68%	.67%	.68%	.67%	.69%
Net investment income (loss)	5.16%	3.49%	3.75%	4.32%	4.37%
Supplemental Data
Net assets, end of period (in millions)	$11,458	$13,077	$14,674	$10,228	$11,631
Portfolio turnover rate F	20%	28%	37%	46%	43%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023
( Amounts in thousands except percentages)

1. Organization.
Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's units are not registered under the Securities Act of 1933, and are subject to substantial restrictions on transfer. The Fund has no redemption rights under the limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The expense ratio for Fidelity Private Credit Central Fund LLC for the year ended December 31, 2022 was 2.46%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$86,339	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 6.5 / 4.0	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3 - 0.5 / 0.3	Increase
			Enterprise value/Proved reserves multiple	0.8 - 4.2 / 4.2	Increase
			Daily production multiple ($/Million cubic feet equivalent per day)	$3,000.00	Increase
		Recovery value	Recovery value	$0.00 - $1.00 / $0.44	Increase
		Market approach	Transaction price	$45.00	Increase
			Parity price	$12.35 - $930.75 / $436.65	Increase
		Discounted cash flow	Discount rate	10.0% - 12.8% / 10.5%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
		Black scholes	Discount rate	4.7%	Increase
			Volatility	55.0%	Increase
			Term	1.2	Increase
Corporate Bonds	$57,197	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.3	Increase
			Enterprise value/Proved reserves multiple	4.2	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market approach	Parity price	$45.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	63.0% - 98.0% / 80.5%	Increase
		Indicative market price	Evaluated bid	$0.13 - $8.00 / $6.33	Increase
		Black scholes	Discount rate	4.7%	Increase
			Volatility	55.0%	Increase
			Term	1.2	Increase
Bank Loan Obligations	$19,687	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$95.00	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$431

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$554,381
Gross unrealized depreciation	(1,066,527)
Net unrealized appreciation (depreciation)	$(512,146)
Tax Cost	$11,852,965

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,956
Net unrealized appreciation (depreciation) on securities and other investments	$(512,147)

The Fund intends to elect to defer to its next fiscal year $55,459 of capital losses recognized during the period November 1, 2022 to April 30, 2023.

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$587,843	$618,934
Long-term Capital Gains	728,581	368,040
Total	$1,316,424	$986,974

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Capital & Income Fund	Fidelity Private Credit Central Fund LLC	$85,948

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	2,176,470	2,492,776

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Capital & Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Capital & Income Fund	$12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Capital & Income Fund	57,905	38,596	(1,087)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Capital & Income Fund	23

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Capital & Income Fund	$22

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Capital & Income Fund	$2	$- A	$-

  A   In the amount of less than five hundred dollars.
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $13.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $251.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings pending in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserts that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), currently held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also assert that convertible notes and additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, are invalid. If the unsecured creditors prevail in the two disputes, the current value of the Fund's holdings in Mesquite may be diluted. Both disputes are pending before the Bankruptcy Court. At this time, Management cannot determine the amount of loss that may be realized. The Fund is also incurring legal costs in defending the disputes.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 21, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023

Fidelity® Capital & Income Fund	.69%
Actual		$ 1,000	$ 1,057.80	$ 3.52
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.46

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2023, $97,273,682, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $386,944,253 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $551,954,156 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.703159.125
CAI-ANN-0623
Fidelity® Focused High Income Fund

Annual Report
April 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	1.91%	2.56%	3.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 1.03% for the 12 months ending April 30, 2023, according to the ICE BofA ® US High Yield Constrained Index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the index returned -11.21% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and pushing down bond prices. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this dynamic backdrop, high yield struggled to gain traction until advancing 3.98% in Q4, as risky assets regained favor. The index continued to advance in 2023, gaining 3.72% in the first quarter and adding 0.97% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. By industry for the full 12 months, capital goods (+6%) and energy (+5%) led. In contrast, notable laggards included media (-7%), banking and telecommunications (-4% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:
For the fiscal year, the fund gained 1.91%, versus 2.12% for the benchmark ICE BofA BB US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 2.59% and contributed to performance versus the benchmark. By industry, the top contributor to performance versus the benchmark was positioning in retail. Security selection in energy and an underweight in media also helped. Lastly, the fund's position in cash was a notable contributor. Not owning Liberty Interactive LLC (Group), a benchmark component that returned about -39%, was the biggest individual relative contributor. Another top relative contributor was an out-of-benchmark stake in Jonah Energy (+87%). Avoiding Bausch Health, a benchmark component that returned approximately -17%, helped relative performance. Conversely, the largest detractor from performance versus the benchmark was security picks in financial services. Positioning in basic industry and security selection in media also hampered the fund's relative performance. The fund's biggest individual relative detractor was an overweight in Emergent BioSolutions, which returned roughly -34% the past year. Also holding back performance was our outsized stake in Ally Financial, which gained 5%. Another notable relative detractor was a non-benchmark stake in Diamond Sports (-70%). Notable changes in positioning include increased exposure to the capital goods industry and a lower allocation to telecommunications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Occidental Petroleum Corp.	2.9
Sprint Capital Corp.	2.3
CCO Holdings LLC/CCO Holdings Capital Corp.	2.2
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	2.2
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.2
PG&E Corp.	2.0
Ford Motor Credit Co. LLC	1.8
Tenet Healthcare Corp.	1.8
VICI Properties LP / VICI Note Co.	1.6
Hilton Domestic Operating Company, Inc.	1.6
20.6

Market Sectors (% of Fund's net assets)

Energy	18.5
Services	6.5
Healthcare	6.1
Utilities	5.6
Diversified Financial Services	5.1

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 87.3%
	Principal Amount (a)	Value ($)
Convertible Bonds - 0.4%
Broadcasting - 0.4%
DISH Network Corp.:
2.375% 3/15/24	640,000	553,600
3.375% 8/15/26	680,000	320,280
		873,880
Nonconvertible Bonds - 86.9%
Aerospace - 3.4%
BWX Technologies, Inc. 4.125% 6/30/28 (b)	795,000	727,669
Howmet Aerospace, Inc. 6.75% 1/15/28	665,000	700,753
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)	1,730,000	1,527,659
Moog, Inc. 4.25% 12/15/27 (b)	1,025,000	963,695
Rolls-Royce PLC 5.75% 10/15/27 (b)	1,115,000	1,112,811
Science Applications International Corp. 4.875% 4/1/28 (b)	150,000	141,515
TransDigm, Inc.:
6.75% 8/15/28 (b)	2,190,000	2,224,035
7.5% 3/15/27	145,000	145,724
		7,543,861
Air Transportation - 0.4%
American Airlines, Inc. 7.25% 2/15/28 (b)	175,000	170,211
United Airlines, Inc. 4.375% 4/15/26 (b)	750,000	716,264
		886,475
Automotive & Auto Parts - 3.0%
Allison Transmission, Inc. 3.75% 1/30/31 (b)	1,115,000	951,756
Dana, Inc. 4.5% 2/15/32	380,000	303,906
Ford Motor Co.:
3.25% 2/12/32	580,000	448,330
5.291% 12/8/46	290,000	234,542
Ford Motor Credit Co. LLC:
2.7% 8/10/26	305,000	270,510
4% 11/13/30	1,495,000	1,281,912
4.687% 6/9/25	2,140,000	2,068,795
5.125% 6/16/25	530,000	515,923
LCM Investments Holdings 4.875% 5/1/29 (b)	165,000	140,663
Thor Industries, Inc. 4% 10/15/29 (b)	500,000	409,999
		6,626,336
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)	210,000	187,925
Broadcasting - 0.7%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)(c)	1,390,000	93,825
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)	410,000	318,717
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)	390,000	294,712
5.5% 7/1/29 (b)	625,000	556,707
TEGNA, Inc. 5% 9/15/29	210,000	183,872
		1,447,833
Building Materials - 1.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)	1,320,000	1,262,250
Builders FirstSource, Inc. 4.25% 2/1/32 (b)	890,000	779,801
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)	1,300,000	1,122,093
		3,164,144
Cable/Satellite TV - 3.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (b)	675,000	566,797
4.5% 6/1/33 (b)	785,000	624,870
5% 2/1/28 (b)	1,780,000	1,645,775
5.125% 5/1/27 (b)	2,110,000	1,990,932
CSC Holdings LLC:
4.125% 12/1/30 (b)	160,000	114,829
5.375% 2/1/28 (b)	1,500,000	1,230,297
5.5% 4/15/27 (b)	1,320,000	1,128,610
Ziggo Bond Co. BV 6% 1/15/27 (b)	300,000	284,606
		7,586,716
Chemicals - 3.5%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)	935,000	894,908
INEOS Finance PLC 6.75% 5/15/28 (b)	455,000	449,313
LSB Industries, Inc. 6.25% 10/15/28 (b)	235,000	206,818
Methanex Corp.:
5.25% 12/15/29	160,000	150,172
5.65% 12/1/44	991,000	822,859
NOVA Chemicals Corp. 5.25% 6/1/27 (b)	1,710,000	1,547,535
Nufarm Australia Ltd. 5% 1/27/30 (b)	865,000	768,776
SPCM SA 3.125% 3/15/27 (b)	385,000	343,767
The Chemours Co. LLC:
4.625% 11/15/29 (b)	385,000	317,083
5.375% 5/15/27	1,000,000	929,364
5.75% 11/15/28 (b)	505,000	448,834
Valvoline, Inc. 4.25% 2/15/30 (b)	255,000	249,875
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)	505,000	479,599
7.375% 3/1/31 (b)	85,000	85,131
		7,694,034
Consumer Products - 0.7%
Mattel, Inc. 6.2% 10/1/40	245,000	230,886
Newell Brands, Inc. 5.875% 4/1/36 (d)	490,000	415,895
Prestige Brands, Inc. 3.75% 4/1/31 (b)	600,000	508,536
Tempur Sealy International, Inc. 3.875% 10/15/31 (b)	395,000	327,478
		1,482,795
Containers - 1.9%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (b)	50,000	47,013
Ball Corp. 3.125% 9/15/31	1,340,000	1,116,023
BWAY Holding Co. 7.875% 8/15/26 (b)	430,000	436,160
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	700,000	623,875
OI European Group BV 4.75% 2/15/30 (b)	390,000	357,372
Sealed Air Corp. 6.875% 7/15/33 (b)	445,000	472,719
Trivium Packaging Finance BV 5.5% 8/15/26 (b)	1,215,000	1,179,554
		4,232,716
Diversified Financial Services - 4.9%
Coinbase Global, Inc. 3.625% 10/1/31 (b)	310,000	173,234
Hightower Holding LLC 6.75% 4/15/29 (b)	1,105,000	958,919
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	3,405,000	3,204,956
6.25% 5/15/26	1,620,000	1,596,941
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (b)	845,000	720,363
LPL Holdings, Inc. 4% 3/15/29 (b)	1,520,000	1,365,226
MSCI, Inc. 3.25% 8/15/33 (b)	310,000	251,875
OneMain Finance Corp.:
3.5% 1/15/27	1,145,000	971,097
6.875% 3/15/25	1,105,000	1,081,000
7.125% 3/15/26	500,000	487,247
		10,810,858
Diversified Media - 0.4%
Lamar Media Corp. 3.625% 1/15/31	915,000	788,167
Energy - 18.3%
Altus Midstream LP 5.875% 6/15/30 (b)	270,000	258,652
Apache Corp.:
4.25% 1/15/30	215,000	196,456
5.1% 9/1/40	600,000	514,224
5.25% 2/1/42	905,000	764,345
5.35% 7/1/49	150,000	116,278
Centennial Resource Production LLC 5.875% 7/1/29 (b)	200,000	188,500
Cheniere Energy Partners LP:
3.25% 1/31/32	865,000	720,616
4% 3/1/31	1,625,000	1,453,441
Cheniere Energy, Inc. 4.625% 10/15/28	1,085,000	1,034,223
CNX Midstream Partners LP 4.75% 4/15/30 (b)	160,000	133,958
Continental Resources, Inc. 5.75% 1/15/31 (b)	1,630,000	1,593,817
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (b)	1,928,000	1,850,167
5.75% 4/1/25	3,007,000	2,961,874
CVR Energy, Inc.:
5.25% 2/15/25 (b)	640,000	618,778
5.75% 2/15/28 (b)	150,000	134,040
DCP Midstream Operating LP:
5.6% 4/1/44	85,000	81,528
8.125% 8/16/30	25,000	28,335
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)	735,000	731,323
EnLink Midstream LLC 5.625% 1/15/28 (b)	195,000	192,054
EnLink Midstream Partners LP:
5.05% 4/1/45	255,000	202,363
5.45% 6/1/47	530,000	442,550
5.6% 4/1/44	895,000	743,809
EQM Midstream Partners LP:
4.75% 1/15/31 (b)	985,000	807,278
5.5% 7/15/28	800,000	729,219
6.5% 7/1/27 (b)	785,000	765,382
6.5% 7/15/48	485,000	367,225
7.5% 6/1/27 (b)	555,000	553,013
EQT Corp. 3.9% 10/1/27	1,450,000	1,371,773
Hess Midstream Partners LP:
5.125% 6/15/28 (b)	1,070,000	1,016,404
5.625% 2/15/26 (b)	2,310,000	2,273,802
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (b)	330,000	316,058
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (b)	1,360,000	1,267,914
6.375% 4/15/27 (b)	270,000	265,939
New Fortress Energy, Inc. 6.5% 9/30/26 (b)	1,040,000	957,664
Occidental Petroleum Corp.:
3.5% 8/15/29	810,000	735,075
4.2% 3/15/48	530,000	413,639
4.3% 8/15/39	260,000	213,006
4.4% 4/15/46	815,000	656,396
4.4% 8/15/49	920,000	723,267
5.55% 3/15/26	1,275,000	1,285,697
6.125% 1/1/31	1,310,000	1,369,435
6.2% 3/15/40	255,000	261,766
7.875% 9/15/31	170,000	192,649
8.875% 7/15/30	580,000	681,500
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,140,000	1,027,031
5.875% 3/15/28	1,695,000	1,656,863
6% 4/15/27	25,000	24,863
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	320,000	283,421
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	225,000	208,163
6% 12/31/30 (b)	1,190,000	1,056,897
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)	480,000	431,135
3.875% 11/1/33 (b)	380,000	320,423
4.125% 8/15/31 (b)	460,000	407,492
Western Gas Partners LP:
4.3% 2/1/30	2,375,000	2,167,921
4.65% 7/1/26	808,000	785,538
		40,555,179
Environmental - 1.5%
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)	970,000	950,500
6% 6/15/30 (b)	170,000	168,175
Madison IAQ LLC 4.125% 6/30/28 (b)	1,630,000	1,433,998
Stericycle, Inc. 3.875% 1/15/29 (b)	815,000	733,256
		3,285,929
Food & Drug Retail - 2.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (b)	3,810,000	3,375,644
BellRing Brands, Inc. 7% 3/15/30 (b)	350,000	358,567
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	1,590,000	843,638
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	190,000	162,534
		4,740,383
Food/Beverage/Tobacco - 2.1%
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (b)	2,525,000	2,410,744
Lamb Weston Holdings, Inc. 4.375% 1/31/32 (b)	755,000	688,726
Pilgrim's Pride Corp. 4.25% 4/15/31	405,000	352,273
Post Holdings, Inc.:
5.5% 12/15/29 (b)	590,000	561,173
5.625% 1/15/28 (b)	405,000	395,724
U.S. Foods, Inc. 4.625% 6/1/30 (b)	180,000	164,612
		4,573,252
Gaming - 3.0%
Melco Resorts Finance Ltd. 4.875% 6/6/25 (b)	1,225,000	1,151,500
MGM Resorts International 5.75% 6/15/25	866,000	863,682
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (b)	1,210,000	1,153,000
4.5% 9/1/26 (b)	1,300,000	1,236,657
4.625% 6/15/25 (b)	245,000	237,985
4.625% 12/1/29 (b)	925,000	859,149
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)	870,000	836,944
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125% 10/1/29 (b)	380,000	349,885
		6,688,802
Healthcare - 5.9%
180 Medical, Inc. 3.875% 10/15/29 (b)	625,000	556,597
Avantor Funding, Inc. 4.625% 7/15/28 (b)	1,195,000	1,117,773
Catalent Pharma Solutions 3.5% 4/1/30 (b)	835,000	707,895
Centene Corp.:
2.45% 7/15/28	75,000	65,189
2.5% 3/1/31	1,665,000	1,358,157
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	315,000	276,392
4.25% 5/1/28 (b)	90,000	81,939
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (b)	365,000	317,940
Grifols Escrow Issuer SA 4.75% 10/15/28 (b)	200,000	159,459
HealthEquity, Inc. 4.5% 10/1/29 (b)	160,000	143,072
Hologic, Inc. 4.625% 2/1/28 (b)	1,650,000	1,604,260
IQVIA, Inc. 5% 5/15/27 (b)	820,000	800,059
Jazz Securities DAC 4.375% 1/15/29 (b)	350,000	321,673
Molina Healthcare, Inc. 3.875% 5/15/32 (b)	510,000	437,061
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (b)	840,000	772,804
Owens & Minor, Inc. 4.5% 3/31/29 (b)	280,000	224,568
Teleflex, Inc. 4.25% 6/1/28 (b)	235,000	220,301
Tenet Healthcare Corp.:
4.625% 6/15/28	1,810,000	1,715,215
4.875% 1/1/26	595,000	585,989
5.125% 11/1/27	1,200,000	1,164,331
6.125% 6/15/30 (b)	465,000	459,937
		13,090,611
Homebuilders/Real Estate - 1.8%
Century Communities, Inc. 3.875% 8/15/29 (b)	460,000	402,272
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)	495,000	439,366
Howard Hughes Corp. 4.375% 2/1/31 (b)	825,000	668,367
Kennedy-Wilson, Inc. 4.75% 2/1/30	770,000	596,034
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31	455,000	311,662
Ryan Specialty Group LLC 4.375% 2/1/30 (b)	540,000	483,975
Service Properties Trust:
3.95% 1/15/28	75,000	58,716
5.5% 12/15/27	415,000	362,847
TopBuild Corp. 4.125% 2/15/32 (b)	810,000	696,050
		4,019,289
Hotels - 2.0%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	1,165,000	994,223
4% 5/1/31 (b)	2,780,000	2,458,839
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	445,000	438,964
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)	525,000	488,140
		4,380,166
Insurance - 0.4%
Alliant Holdings Intermediate LLC 4.25% 10/15/27 (b)	1,075,000	984,213
Leisure - 2.0%
Carnival Corp.:
7.625% 3/1/26 (b)	675,000	615,605
10.5% 2/1/26 (b)	2,005,000	2,092,991
NCL Corp. Ltd.:
5.875% 2/15/27 (b)	350,000	330,080
8.375% 2/1/28 (b)	230,000	231,369
Royal Caribbean Cruises Ltd. 5.5% 4/1/28 (b)	1,200,000	1,058,818
		4,328,863
Metals/Mining - 0.6%
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)	15,000	14,253
Howmet Aerospace, Inc. 5.95% 2/1/37	400,000	407,025
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	240,000	223,494
Mineral Resources Ltd. 8% 11/1/27 (b)	400,000	407,354
Novelis Corp. 3.875% 8/15/31 (b)	385,000	322,399
		1,374,525
Paper - 0.2%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (b)	370,000	368,083
Restaurants - 0.5%
Garden SpinCo Corp. 8.625% 7/20/30 (b)	115,000	123,625
Yum! Brands, Inc.:
3.625% 3/15/31	1,035,000	914,159
5.35% 11/1/43	110,000	96,800
		1,134,584
Services - 6.0%
ADT Corp.:
4.125% 8/1/29 (b)	385,000	334,469
4.875% 7/15/32 (b)	565,000	488,725
AECOM 5.125% 3/15/27	1,485,000	1,454,661
Aramark Services, Inc. 5% 2/1/28 (b)	1,685,000	1,604,794
ASGN, Inc. 4.625% 5/15/28 (b)	2,740,000	2,532,087
Booz Allen Hamilton, Inc. 4% 7/1/29 (b)	155,000	140,520
Fair Isaac Corp. 4% 6/15/28 (b)	450,000	419,190
Gartner, Inc. 3.625% 6/15/29 (b)	220,000	194,760
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)	1,030,000	1,005,087
Iron Mountain, Inc. 4.875% 9/15/29 (b)	1,115,000	1,016,957
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (b)	2,225,000	1,988,360
Service Corp. International 5.125% 6/1/29	1,425,000	1,371,563
TriNet Group, Inc. 3.5% 3/1/29 (b)	710,000	620,895
		13,172,068
Steel - 0.0%
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)	110,000	99,777
Super Retail - 2.1%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)	245,000	218,053
5% 2/15/32 (b)	260,000	224,025
Bath & Body Works, Inc. 6.625% 10/1/30 (b)	1,170,000	1,123,158
Gap, Inc. 3.875% 10/1/31 (b)	385,000	268,955
Hanesbrands, Inc. 4.875% 5/15/26 (b)	1,115,000	1,050,789
Levi Strauss & Co. 3.5% 3/1/31 (b)	630,000	532,624
Nordstrom, Inc. 4.375% 4/1/30	930,000	727,316
The William Carter Co. 5.625% 3/15/27 (b)	465,000	459,188
		4,604,108
Technology - 3.6%
Block, Inc. 2.75% 6/1/26	380,000	343,905
Broadcom, Inc. 2.45% 2/15/31 (b)	420,000	344,286
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)	345,000	341,598
Coherent Corp. 5% 12/15/29 (b)	1,600,000	1,440,208
Crowdstrike Holdings, Inc. 3% 2/15/29	525,000	456,668
Entegris, Inc. 4.375% 4/15/28 (b)	730,000	665,784
Gartner, Inc. 4.5% 7/1/28 (b)	660,000	620,251
Match Group Holdings II LLC:
3.625% 10/1/31 (b)	575,000	469,718
4.125% 8/1/30 (b)	265,000	226,504
onsemi 3.875% 9/1/28 (b)	545,000	490,534
Open Text Corp. 3.875% 12/1/29 (b)	390,000	327,771
Open Text Holdings, Inc. 4.125% 2/15/30 (b)	130,000	111,005
Qorvo, Inc. 4.375% 10/15/29	505,000	459,333
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	1,165,000	1,012,085
TTM Technologies, Inc. 4% 3/1/29 (b)	550,000	471,279
Twilio, Inc. 3.875% 3/15/31	350,000	292,488
		8,073,417
Telecommunications - 5.1%
Altice Financing SA 5% 1/15/28 (b)	10,000	8,097
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)	1,510,000	1,309,925
Cogent Communications Group, Inc. 7% 6/15/27 (b)	660,000	653,422
Level 3 Financing, Inc. 4.625% 9/15/27 (b)	1,100,000	679,392
Millicom International Cellular SA:
4.5% 4/27/31 (b)	490,000	376,869
5.125% 1/15/28 (b)	900,000	794,419
SBA Communications Corp. 3.875% 2/15/27	750,000	699,527
Sprint Capital Corp.:
6.875% 11/15/28	3,545,000	3,821,788
8.75% 3/15/32	1,150,000	1,405,347
Telecom Italia Capital SA:
6% 9/30/34	295,000	251,486
7.2% 7/18/36	655,000	592,630
Virgin Media Finance PLC 5% 7/15/30 (b)	105,000	88,481
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)	740,000	679,107
		11,360,490
Textiles/Apparel - 0.3%
Crocs, Inc. 4.125% 8/15/31 (b)	405,000	341,994
Foot Locker, Inc. 4% 10/1/29 (b)	200,000	169,206
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	130,000	110,469
		621,669
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (b)	385,000	308,000
Utilities - 5.5%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	1,615,000	1,381,727
4.75% 3/15/28 (b)	195,000	184,796
FirstEnergy Corp. 2.25% 9/1/30	825,000	680,625
NextEra Energy Partners LP 4.25% 9/15/24 (b)	158,000	151,680
NRG Energy, Inc.:
3.625% 2/15/31 (b)	1,666,000	1,348,601
5.25% 6/15/29 (b)	625,000	576,505
6.625% 1/15/27	729,000	731,057
PG&E Corp.:
5% 7/1/28	2,685,000	2,526,499
5.25% 7/1/30	2,115,000	1,949,279
TerraForm Power Operating LLC 4.75% 1/15/30 (b)	130,000	120,574
TransAlta Corp. 6.5% 3/15/40	355,000	330,150
Vertiv Group Corp. 4.125% 11/15/28 (b)	945,000	853,037
Vistra Operations Co. LLC 5% 7/31/27 (b)	1,395,000	1,325,684
		12,160,214
TOTAL NONCONVERTIBLE BONDS		192,375,482
TOTAL CORPORATE BONDS (Cost $212,125,232)		193,249,362

Common Stocks - 0.2%
	Shares	Value ($)
Energy - 0.2%
Jonah Energy Parent LLC (e)(f) (Cost $163,305)	11,874	534,330

Bank Loan Obligations - 1.0%
	Principal Amount (a)	Value ($)
Broadcasting - 0.0%
Diamond Sports Group LLC 2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (g)(h)(i)	206,842	13,186
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.0822% 11/23/27 (g)(h)(i)	458,838	361,794
Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.51% 11/12/27 (g)(h)(i)	348,690	345,350
Services - 0.5%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5822% 12/21/28 (g)(h)(i)	133,987	131,911
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.8322% 12/10/29 (g)(h)(i)	50,000	43,313
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.5822% 12/10/28 (g)(h)(i)	498,687	454,818
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (g)(h)(i)	555,000	494,505
TOTAL SERVICES		1,124,547
Utilities - 0.1%
Brookfield WEC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.557% 8/1/25 (g)(h)(i)	258,700	258,216
TOTAL BANK LOAN OBLIGATIONS (Cost $2,290,723)		2,103,093

Preferred Securities - 0.4%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.2%
Ally Financial, Inc.:
4.7% (g)(j)	385,000	287,750
4.7% (g)(j)	100,000	71,240
TOTAL BANKS & THRIFTS		358,990
Diversified Financial Services - 0.2%
Charles Schwab Corp.:
4% (g)(j)	465,000	360,552
5.375% (g)(j)	225,000	216,177
TOTAL DIVERSIFIED FINANCIAL SERVICES		576,729
TOTAL PREFERRED SECURITIES (Cost $872,921)		935,719

Money Market Funds - 10.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (k) (Cost $22,038,960)	22,034,554	22,038,961

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $237,491,141)	218,861,465
NET OTHER ASSETS (LIABILITIES) - 1.1%	2,518,405
NET ASSETS - 100.0%	221,379,870

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $123,118,338 or 55.6% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)	Non-income producing
(f)	Level 3 security
(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	13,061,727	74,103,715	65,126,482	645,812	-	1	22,038,961	0.1%
Total	13,061,727	74,103,715	65,126,482	645,812	-	1	22,038,961

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Energy	534,330	-	-	534,330

Corporate Bonds	193,249,362	-	193,249,362	-

Bank Loan Obligations	2,103,093	-	2,103,093	-

Preferred Securities	935,719	-	935,719	-

Money Market Funds	22,038,961	22,038,961	-	-
Total Investments in Securities:	218,861,465	22,038,961	196,288,174	534,330
Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $215,452,181)	$196,822,504
Fidelity Central Funds (cost $22,038,960)	22,038,961

Total Investment in Securities (cost $237,491,141)		$218,861,465
Cash		1,290
Receivable for fund shares sold		67,826
Interest receivable		2,845,521
Distributions receivable from Fidelity Central Funds		84,658
Prepaid expenses		99
Receivable from investment adviser for expense reductions		8,626
Total assets		221,869,485
Liabilities
Payable for fund shares redeemed	$154,014
Distributions payable	129,918
Accrued management fee	101,061
Transfer agent fee payable	28,268
Other affiliated payables	7,662
Other payables and accrued expenses	68,692
Total Liabilities		489,615
Net Assets		$221,379,870
Net Assets consist of:
Paid in capital		$260,465,161
Total accumulated earnings (loss)		(39,085,291)
Net Assets		$221,379,870
Net Asset Value , offering price and redemption price per share ($221,379,870 ÷ 28,432,479 shares)		$7.79

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$668,668
Interest		11,537,264
Income from Fidelity Central Funds		645,812
Total Income		12,851,744
Expenses
Management fee	$1,309,278
Transfer agent fees	362,700
Accounting fees and expenses	99,135
Custodian fees and expenses	3,286
Independent trustees' fees and expenses	1,237
Registration fees	23,351
Audit	80,001
Legal	167
Miscellaneous	1,170
Total expenses before reductions	1,880,325
Expense reductions	(90,300)
Total expenses after reductions		1,790,025
Net Investment income (loss)		11,061,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(10,993,496)
Total net realized gain (loss)		(10,993,496)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,549,481
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		2,549,482
Net gain (loss)		(8,444,014)
Net increase (decrease) in net assets resulting from operations		$2,617,705
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,061,719	$13,243,987
Net realized gain (loss)	(10,993,496)	(2,092,913)
Change in net unrealized appreciation (depreciation)	2,549,482	(31,676,232)
Net increase (decrease) in net assets resulting from operations	2,617,705	(20,525,158)
Distributions to shareholders	(10,552,282)	(13,518,187)
Share transactions
Proceeds from sales of shares	14,368,413	48,014,625
Reinvestment of distributions	8,853,903	11,416,988
Cost of shares redeemed	(71,841,155)	(132,087,012)
Net increase (decrease) in net assets resulting from share transactions	(48,618,839)	(72,655,399)
Total increase (decrease) in net assets	(56,553,416)	(106,698,744)

Net Assets
Beginning of period	277,933,286	384,632,030
End of period	$221,379,870	$277,933,286

Other Information
Shares
Sold	1,842,094	5,431,596
Issued in reinvestment of distributions	1,150,252	1,308,964
Redeemed	(9,332,498)	(15,398,227)
Net increase (decrease)	(6,340,152)	(8,657,667)

Financial Highlights
Fidelity® Focused High Income Fund

Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.99	$8.86	$8.28	$8.65	$8.47
Income from Investment Operations
Net investment income (loss) A,B	.357	.317	.340	.374	.399
Net realized and unrealized gain (loss)	(.216)	(.863)	.574	(.378)	.190
Total from investment operations	.141	(.546)	.914	(.004)	.589
Distributions from net investment income	(.341)	(.324)	(.334)	(.366)	(.409)
Total distributions	(.341)	(.324)	(.334)	(.366)	(.409)
Net asset value, end of period	$7.79	$7.99	$8.86	$8.28	$8.65
Total Return C	1.91%	(6.41)%	11.16%	(.16)%	7.21%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.79%	.75%	.75%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.78%	.79%
Expenses net of all reductions	.75%	.75%	.75%	.78%	.78%
Net investment income (loss)	4.62%	3.62%	3.88%	4.31%	4.73%
Supplemental Data
Net assets, end of period (000 omitted)	$221,380	$277,933	$384,632	$347,510	$302,781
Portfolio turnover rate F	9%	20%	73%	43%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, prior period premium and discount on debt securities and capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,429,596
Gross unrealized depreciation	(20,050,244)
Net unrealized appreciation (depreciation)	$(17,620,648)
Tax Cost	$236,482,113

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$174,582
Capital loss carryforward	$(21,639,225)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,620,648)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,680,461)
Long-term	(10,958,764)
Total capital loss carryforward	$(21,639,225)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$10,552,282	$13,518,187
Total	$10,552,282	$13,518,187

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	19,578,368	75,401,823
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Focused High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Focused High Income Fund	$8

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Focused High Income Fund	$461
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $84,942.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $173.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $5,185.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, issuers of privately offered securities, and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023

Fidelity® Focused High Income Fund	.75%
Actual		$ 1,000	$ 1,052.30	$ 3.82
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $9,574,255 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $10,552,282 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.801606.118
FFH-ANN-0623
Fidelity® U.S. Low Volatility Equity Fund

Annual Report
April 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2023	Past 1 year	Life of Fund A
Fidelity® U.S. Low Volatility Equity Fund	-0.22%	4.31%

A     From November 5, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Low Volatility Equity Fund, on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.66% for the 12 months ending April 30, 2023, according to the S&P 500® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500 ® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the Fed has raised its benchmark rate nine times, by 4.75 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500 ® continued to advance in 2023, gaining 7.50% in the first quarter and adding 1.56% in April, supported by moderating inflation data, a resilient labor market, earnings that continued to exceed lowered expectations and indications from the Fed it was nearing the end of its interest rate hiking regime. Indeed, the central bank stepped down to hikes of 25 basis points (0.25 percentage points) in February and March, as stress in the financial system started to show, with two regional banks failing in March. For the full 12 months, value stocks handily outpaced growth. By sector, energy (+19%) led the way, followed by information technology (+9%) and industrials (+7%). In contrast, real estate (-16%), consumer discretionary (-8%) and materials (-3%) lagged most.
Comments from Portfolio Manager Zach Dewhirst:
For the fiscal year ending April 30, 2023, the fund returned -0.22%, trailing the 1.50% result of the benchmark Russell 3000 ® Index. By sector, the largest detractors from performance versus the benchmark were positioning in information technology and financials. Stock picks in materials also hurt. Not owning Nvidia, a benchmark component that gained 50%, was the largest individual relative detractor. Also hindering performance was our lighter-than-benchmark stake in Microsoft, which gained 12%. Still, the company was among the fund's biggest holdings as of April 30. Also hampering performance was an underweight in Apple, which gained roughly 8%. We decreased our stake the past year. In contrast, the top contributors to performance versus the benchmark were positioning in the consumer discretionary sector and security selection in consumer staples. Stock picks in health care also helped. Not owning Tesla, a benchmark component that returned about -43%, was the biggest individual relative contributor. Also boosting value was our overweight in Tree House Foods, which gained 70% and was among the fund's largest holdings at period end. Another notable relative contributor was an underweighting in Amazon.com (-15%), a position not held at period end. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Merck & Co., Inc.	1.2
Monster Beverage Corp.	1.2
Vertex Pharmaceuticals, Inc.	1.2
Eli Lilly & Co.	1.2
TreeHouse Foods, Inc.	1.2
Microsoft Corp.	1.2
Cboe Global Markets, Inc.	1.1
Thermo Fisher Scientific, Inc.	1.1
Landstar System, Inc.	1.1
Waste Connections, Inc. (United States)	1.1
11.6

Market Sectors (% of Fund's net assets)

Health Care	23.0
Consumer Staples	17.7
Financials	14.2
Information Technology	13.8
Industrials	10.6
Utilities	6.3
Communication Services	4.6
Consumer Discretionary	4.1
Materials	4.0
Energy	1.3
Investment Companies	0.2

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	83,140	1,469,084
Verizon Communications, Inc.	41,127	1,596,961
		3,066,045
Entertainment - 1.5%
Activision Blizzard, Inc.	20,878	1,622,429
Electronic Arts, Inc.	12,126	1,543,397
		3,165,826
Media - 0.6%
Comcast Corp. Class A	30,657	1,268,280
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	14,358	2,066,116
TOTAL COMMUNICATION SERVICES		9,566,267
CONSUMER DISCRETIONARY - 4.1%
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	9,532	1,131,448
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp.	6,295	1,861,746
Yum! Brands, Inc.	12,151	1,708,188
		3,569,934
Specialty Retail - 1.9%
Murphy U.S.A., Inc.	3,924	1,080,003
O'Reilly Automotive, Inc. (a)	1,323	1,213,601
TJX Companies, Inc.	20,100	1,584,282
		3,877,886
TOTAL CONSUMER DISCRETIONARY		8,579,268
CONSUMER STAPLES - 17.7%
Beverages - 3.5%
Constellation Brands, Inc. Class A (sub. vtg.)	6,607	1,516,108
Keurig Dr. Pepper, Inc.	45,470	1,486,869
Monster Beverage Corp.	44,828	2,510,368
The Coca-Cola Co.	26,959	1,729,420
		7,242,765
Consumer Staples Distribution & Retail - 2.4%
Dollar General Corp.	9,853	2,182,045
Dollar Tree, Inc. (a)	7,152	1,099,334
Walmart, Inc.	11,656	1,759,706
		5,041,085
Food Products - 7.4%
Archer Daniels Midland Co.	16,519	1,289,804
Bunge Ltd.	17,889	1,674,410
Ingredion, Inc.	17,962	1,907,026
McCormick & Co., Inc. (non-vtg.)	17,514	1,538,605
Mondelez International, Inc.	28,056	2,152,456
Nestle SA (Reg. S)	11,404	1,463,014
The Hershey Co.	7,666	2,093,278
TreeHouse Foods, Inc. (a)	44,939	2,393,002
Tyson Foods, Inc. Class A	10,709	669,205
		15,180,800
Household Products - 3.5%
Colgate-Palmolive Co.	20,651	1,647,950
Procter & Gamble Co.	12,021	1,879,844
Reynolds Consumer Products, Inc. (b)	62,143	1,741,868
The Clorox Co.	12,092	2,002,677
		7,272,339
Tobacco - 0.9%
Philip Morris International, Inc.	18,761	1,875,537
TOTAL CONSUMER STAPLES		36,612,526
ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Chevron Corp.	3,600	606,888
Exxon Mobil Corp.	17,000	2,011,780
		2,618,668
FINANCIALS - 14.2%
Banks - 1.9%
1st Source Corp.	8,539	355,906
Community Trust Bancorp, Inc.	13,788	496,506
First Interstate Bancsystem, Inc.	44,658	1,142,798
Heartland Financial U.S.A., Inc.	12,297	400,390
Preferred Bank, Los Angeles	10,377	498,926
Trico Bancshares	18,801	673,264
Univest Corp. of Pennsylvania	22,677	456,261
		4,024,051
Capital Markets - 2.7%
Cboe Global Markets, Inc.	16,267	2,272,500
CME Group, Inc.	8,959	1,664,313
Intercontinental Exchange, Inc.	15,147	1,649,963
		5,586,776
Financial Services - 2.7%
Berkshire Hathaway, Inc. Class B (a)	6,450	2,119,148
MasterCard, Inc. Class A	4,695	1,784,241
Visa, Inc. Class A	7,601	1,768,981
		5,672,370
Insurance - 6.9%
American Financial Group, Inc.	11,144	1,367,703
Arthur J. Gallagher & Co.	8,085	1,682,165
Brown & Brown, Inc.	23,003	1,481,163
Everest Re Group Ltd.	1,838	694,764
Globe Life, Inc.	7,128	773,531
Hartford Financial Services Group, Inc.	14,252	1,011,749
Marsh & McLennan Companies, Inc.	11,664	2,101,736
Progressive Corp.	11,097	1,513,631
Selective Insurance Group, Inc.	17,626	1,697,913
The Travelers Companies, Inc.	10,313	1,868,097
		14,192,452
TOTAL FINANCIALS		29,475,649
HEALTH CARE - 23.0%
Biotechnology - 5.9%
AbbVie, Inc.	10,358	1,565,301
Alkermes PLC (a)	21,500	613,825
Exelixis, Inc. (a)	60,189	1,101,459
Gilead Sciences, Inc.	18,689	1,536,423
Incyte Corp. (a)	22,065	1,641,857
Regeneron Pharmaceuticals, Inc. (a)	2,436	1,953,160
United Therapeutics Corp. (a)	5,879	1,352,934
Vertex Pharmaceuticals, Inc. (a)	7,212	2,457,345
		12,222,304
Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	13,079	1,444,837
Becton, Dickinson & Co.	6,324	1,671,496
Boston Scientific Corp. (a)	27,632	1,440,180
		4,556,513
Health Care Providers & Services - 5.1%
AmerisourceBergen Corp.	9,238	1,541,360
Cigna Group	6,357	1,610,165
CVS Health Corp.	5,806	425,638
Elevance Health, Inc.	3,213	1,505,772
Humana, Inc.	3,974	2,108,167
Molina Healthcare, Inc. (a)	5,039	1,501,068
UnitedHealth Group, Inc.	3,821	1,880,276
		10,572,446
Life Sciences Tools & Services - 2.6%
Danaher Corp.	7,072	1,675,428
QIAGEN NV (a)	33,232	1,482,480
Thermo Fisher Scientific, Inc.	3,996	2,217,380
		5,375,288
Pharmaceuticals - 7.2%
AstraZeneca PLC (United Kingdom)	13,232	1,947,261
Bristol-Myers Squibb Co.	24,744	1,652,157
Eli Lilly & Co.	6,089	2,410,392
Johnson & Johnson	9,067	1,484,268
Merck & Co., Inc.	22,001	2,540,452
Roche Holding AG (participation certificate)	4,214	1,319,573
Royalty Pharma PLC	37,249	1,309,302
Sanofi SA sponsored ADR	39,887	2,139,938
		14,803,343
TOTAL HEALTH CARE		47,529,894
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	3,653	1,696,636
Northrop Grumman Corp.	3,975	1,833,548
		3,530,184
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	15,300	1,543,311
United Parcel Service, Inc. Class B	8,226	1,479,117
		3,022,428
Commercial Services & Supplies - 2.0%
Republic Services, Inc.	13,276	1,919,975
Waste Connections, Inc. (United States)	15,863	2,207,336
		4,127,311
Ground Transportation - 1.1%
Landstar System, Inc.	12,571	2,212,873
Machinery - 0.8%
IDEX Corp.	8,599	1,774,146
Professional Services - 3.5%
Booz Allen Hamilton Holding Corp. Class A	19,501	1,866,636
CACI International, Inc. Class A (a)	5,172	1,620,491
FTI Consulting, Inc. (a)	10,050	1,814,025
Maximus, Inc.	15,087	1,262,028
Science Applications International Corp.	6,989	713,088
		7,276,268
TOTAL INDUSTRIALS		21,943,210
INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 2.0%
Cisco Systems, Inc.	34,032	1,608,012
Juniper Networks, Inc.	45,612	1,375,202
Motorola Solutions, Inc.	3,700	1,078,180
		4,061,394
Electronic Equipment, Instruments & Components - 1.9%
Amphenol Corp. Class A	6,099	460,292
Insight Enterprises, Inc. (a)	17,679	2,138,275
Keyence Corp.	3,094	1,391,325
		3,989,892
IT Services - 3.9%
Accenture PLC Class A	7,253	2,032,943
Akamai Technologies, Inc. (a)	16,088	1,318,733
Amdocs Ltd.	19,072	1,740,320
Cognizant Technology Solutions Corp. Class A	23,770	1,419,307
IBM Corp.	11,800	1,491,638
		8,002,941
Software - 5.0%
Blackbaud, Inc. (a)	10,142	703,398
Check Point Software Technologies Ltd. (a)	12,278	1,563,726
Gen Digital, Inc.	66,819	1,180,692
Microsoft Corp.	7,788	2,392,941
Oracle Corp.	16,500	1,562,880
Roper Technologies, Inc.	4,176	1,899,161
SAP SE sponsored ADR	7,770	1,051,048
		10,353,846
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	8,063	1,368,130
FUJIFILM Holdings Corp. ADR (b)	15,538	809,841
		2,177,971
TOTAL INFORMATION TECHNOLOGY		28,586,044
MATERIALS - 4.0%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	1,900	559,284
CF Industries Holdings, Inc.	13,534	968,764
Corteva, Inc.	24,815	1,516,693
Linde PLC	5,386	1,989,858
		5,034,599
Containers & Packaging - 0.3%
Aptargroup, Inc.	5,218	618,385
Metals & Mining - 1.3%
Newmont Corp.	30,700	1,455,180
Royal Gold, Inc.	8,614	1,140,838
		2,596,018
TOTAL MATERIALS		8,249,002
UTILITIES - 6.3%
Electric Utilities - 4.2%
IDACORP, Inc.	15,334	1,703,914
OGE Energy Corp.	40,453	1,518,606
PNM Resources, Inc.	37,335	1,796,934
PPL Corp.	54,537	1,566,303
Southern Co.	26,865	1,975,921
		8,561,678
Multi-Utilities - 2.1%
NorthWestern Energy Corp. (b)	27,237	1,596,633
Public Service Enterprise Group, Inc.	17,574	1,110,677
Sempra Energy	10,720	1,666,853
		4,374,163
TOTAL UTILITIES		12,935,841
TOTAL COMMON STOCKS (Cost $181,389,913)		206,096,369

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (c)	255,243	255,294
Fidelity Securities Lending Cash Central Fund 4.88% (c)(d)	1,700,959	1,701,129
TOTAL MONEY MARKET FUNDS (Cost $1,956,423)		1,956,423

Equity Funds - 0.2%
	Shares	Value ($)
Domestic Equity Funds - 0.2%
iShares MSCI USA Minimum Volatility ETF (Cost $361,066)	5,238	386,669

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $183,707,402)	208,439,461
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(1,546,218)
NET ASSETS - 100.0%	206,893,243

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	1,011,280	67,448,328	68,204,314	19,253	-	-	255,294	0.0%
Fidelity Securities Lending Cash Central Fund 4.88%	8,840,657	61,533,009	68,672,537	6,485	-	-	1,701,129	0.0%
Total	9,851,937	128,981,337	136,876,851	25,738	-	-	1,956,423

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	9,566,267	9,566,267	-	-
Consumer Discretionary	8,579,268	8,579,268	-	-
Consumer Staples	36,612,526	35,149,512	1,463,014	-
Energy	2,618,668	2,618,668	-	-
Financials	29,475,649	29,475,649	-	-
Health Care	47,529,894	44,263,060	3,266,834	-
Industrials	21,943,210	21,943,210	-	-
Information Technology	28,586,044	28,586,044	-	-
Materials	8,249,002	8,249,002	-	-
Utilities	12,935,841	12,935,841	-	-

Money Market Funds	1,956,423	1,956,423	-	-

Equity Funds	386,669	386,669	-	-
Total Investments in Securities:	208,439,461	203,709,613	4,729,848	-
Financial Statements
Statement of Assets and Liabilities
		April 30, 2023

Assets
Investment in securities, at value (including securities loaned of $1,660,153) - See accompanying schedule:
Unaffiliated issuers (cost $181,750,979)	$206,483,038
Fidelity Central Funds (cost $1,956,423)	1,956,423

Total Investment in Securities (cost $183,707,402)		$208,439,461
Cash		45,310
Receivable for fund shares sold		86,112
Dividends receivable		248,606
Distributions receivable from Fidelity Central Funds		2,963
Prepaid expenses		133
Total assets		208,822,585
Liabilities
Payable to custodian bank	$2
Payable for fund shares redeemed	82,934
Accrued management fee	73,348
Other affiliated payables	37,771
Other payables and accrued expenses	34,158
Collateral on securities loaned	1,701,129
Total Liabilities		1,929,342
Net Assets		$206,893,243
Net Assets consist of:
Paid in capital		$184,348,157
Total accumulated earnings (loss)		22,545,086
Net Assets		$206,893,243
Net Asset Value , offering price and redemption price per share ($206,893,243 ÷ 19,993,716 shares)		$10.35

Statement of Operations
		Year ended April 30, 2023
Investment Income
Dividends		$5,802,398
Income from Fidelity Central Funds (including $6,485 from security lending)		25,738
Total Income		5,828,136
Expenses
Management fee	$1,282,444
Transfer agent fees	517,036
Accounting fees	107,353
Custodian fees and expenses	13,678
Independent trustees' fees and expenses	1,557
Registration fees	26,234
Audit	42,043
Legal	213
Miscellaneous	1,463
Total expenses before reductions	1,992,021
Expense reductions	(12,015)
Total expenses after reductions		1,980,006
Net Investment income (loss)		3,848,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,190,774)
Foreign currency transactions	(29,882)
Total net realized gain (loss)		(2,220,656)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(8,992,405)
Assets and liabilities in foreign currencies	5,149
Total change in net unrealized appreciation (depreciation)		(8,987,256)
Net gain (loss)		(11,207,912)
Net increase (decrease) in net assets resulting from operations		$(7,359,782)
Statement of Changes in Net Assets

	Year ended April 30, 2023	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,848,130	$2,633,389
Net realized gain (loss)	(2,220,656)	29,002,514
Change in net unrealized appreciation (depreciation)	(8,987,256)	(31,327,349)
Net increase (decrease) in net assets resulting from operations	(7,359,782)	308,554
Distributions to shareholders	(16,179,737)	(19,895,445)
Share transactions
Proceeds from sales of shares	86,979,419	30,830,702
Reinvestment of distributions	16,070,098	19,794,049
Cost of shares redeemed	(229,448,009)	(35,905,930)
Net increase (decrease) in net assets resulting from share transactions	(126,398,492)	14,718,821
Total increase (decrease) in net assets	(149,938,011)	(4,868,070)

Net Assets
Beginning of period	356,831,254	361,699,324
End of period	$206,893,243	$356,831,254

Other Information
Shares
Sold	8,496,394	2,648,227
Issued in reinvestment of distributions	1,595,671	1,709,270
Redeemed	(22,844,639)	(3,086,354)
Net increase (decrease)	(12,752,574)	1,271,143

Financial Highlights
Fidelity® U.S. Low Volatility Equity Fund

Years ended April 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.90	$11.49	$9.23	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.13	.08	.08	.05
Net realized and unrealized gain (loss)	(.17)	(.03)	2.25	(.79)
Total from investment operations	(.04)	.05	2.33	(.74)
Distributions from net investment income	(.13)	(.08)	(.07)	(.03)
Distributions from net realized gain	(.38)	(.56)	-	-
Total distributions	(.51)	(.64)	(.07)	(.03)
Net asset value, end of period	$10.35	$10.90	$11.49	$9.23
Total Return D,E	(.22)%	.12%	25.27%	(7.44)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.66%	.73%	.77%	2.28% H
Expenses net of fee waivers, if any	.66%	.72%	.77%	.95% H
Expenses net of all reductions	.66%	.72%	.77%	.95% H
Net investment income (loss)	1.28%	.71%	.79%	1.46% H
Supplemental Data
Net assets, end of period (000 omitted)	$206,893	$356,831	$361,699	$294,690
Portfolio turnover rate I	69%	46%	39%	101% J,K

A For the period November 5, 2019 (commencement of operations) through April 30, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Amount not annualized.

K Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2023

1. Organization.
Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,515,545
Gross unrealized depreciation	(8,240,985)
Net unrealized appreciation (depreciation)	$24,274,560
Tax Cost	$184,164,901

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$486,259
Capital loss carryforward	$(2,217,461)
Net unrealized appreciation (depreciation) on securities and other investments	$24,276,288

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,217,461)
Long-term	(-)
Total capital loss carryforward	$(2,217,461)

The tax character of distributions paid was as follows:

	April 30, 2023	April 30, 2022
Ordinary Income	$3,896,000	$ 5,227,274
Long-term Capital Gains	12,283,737	14,668,171
Total	$16,179,737	$ 19,895,445
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	206,315,947	341,822,797
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity U.S. Low Volatility Equity Fund	$ 3,802

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity U.S. Low Volatility Equity Fund	7,326,183	9,293,601	(1,591,391)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity U.S. Low Volatility Equity Fund	$592

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Low Volatility Equity Fund	$685	$ -	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $12,015.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
Fidelity U.S. Low Volatility Equity Fund	27%	36%	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity U.S. Low Volatility Equity Fund	86%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2023 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the three years in the period ended April 30, 2023 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period- C November 1, 2022 to April 30, 2023

Fidelity® U.S. Low Volatility Equity Fund	.66%
Actual		$ 1,000	$ 1,028.70	$ 3.32
Hypothetical- B		$ 1,000	$ 1,021.52	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9896228.103
USL-ANN-0623

Item 2.

Code of Ethics

As of the end of the period, April 30, 2023, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,600	$-	$9,700	$1,300
Fidelity Short Duration High Income Fund	$55,300	$-	$9,700	$1,300
Fidelity Women’s Leadership Fund	$39,600	$-	$7,400	$1,000

April 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,300	$-	$9,300	$1,200
Fidelity Short Duration High Income Fund	$54,900	$-	$9,300	$1,300
Fidelity Women’s Leadership Fund	$39,200	$-	$7,100	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$101,000	$8,100	$12,200	$2,800
Fidelity Focused High Income Fund	$63,200	$5,200	$8,800	$1,800
Fidelity Global High Income Fund	$81,800	$6,600	$9,500	$2,300
Fidelity Healthy Future Fund	$25,100	$2,200	$7,700	$700
Fidelity High Income Fund	$85,400	$6,700	$14,800	$2,300
Fidelity SAI High Income Fund	$79,600	$5,900	$15,000	$2,000
Fidelity U.S. Low Volatility Equity Fund	$25,500	$2,500	$12,000	$900

April 30, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$96,000	$8,800	$12,100	$2,900
Fidelity Focused High Income Fund	$60,400	$5,700	$8,300	$1,900
Fidelity Global High Income Fund	$77,900	$5,800	$9,600	$1,900
Fidelity Healthy Future Fund	$-	$-	$-	$-
Fidelity High Income Fund	$76,500	$8,000	$15,500	$2,600
Fidelity SAI High Income Fund	$62,400	$5,400	$11,600	$1,800
Fidelity U.S. Low Volatility Equity Fund	$24,400	$2,600	$12,100	$900

A Amounts may reflect rounding.
B Fidelity Healthy Future Fund commenced operations on May 24, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2023A	April 30, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2023A,B	April 30, 2022A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2023A,B	April 30, 2022A,B
Deloitte Entities	$273,000	$486,700
PwC	$13,717,800	$13,534,700

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 22, 2023